As filed with the U.S. Securities and Exchange Commission on July 25, 2019

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 358	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 359

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue

New York, NY 10018

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 721-1926

Name and address of agent for service:	Copy to:

Robert I. Frenkel	Roger P. Joseph, Esq.
Legg Mason Partners Income Trust	Morgan, Lewis & Bockius LLP
100 First Stamford Place	One Federal Street
Stamford, Connecticut 06902	Boston, Massachusetts 02110

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on August 1, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ______________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ______________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

*

This filing relates solely to Western Asset Intermediate-Term Municipals Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund.

Prospectus     August 1, 2019

Share class (Symbol): A (SBLTX), C (SMLLX), FI (—), I (SBTYX), IS (SMLSX)

WESTERN ASSET

INTERMEDIATE-TERM MUNICIPALS FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 86 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.75	0.25	None	None
Other expenses	0.11	0.09	0.23[6]	0.11	0.03
Total annual fund operating expenses	0.76	1.34	0.98	0.61	0.53
Fees waived and/or expenses reimbursed	N/A	N/A	(0.13)[7]	(0.01)[7]	—[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.76	1.34	0.85	0.60	0.53

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Intermediate-Term Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	301	462	638	1,145
Class C (with or without redemption at end of period)	136	424	734	1,612
Class FI (with or without redemption at end of period)	87	299	529	1,190
Class I (with or without redemption at end of period)	61	194	339	761
Class IS (with or without redemption at end of period)	54	170	297	665

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the subadviser, by the market value of the security, and any cash in the portfolio. For purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature, such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser) (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Western Asset Intermediate-Term Municipals Fund	3

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

4	Western Asset Intermediate-Term Municipals Fund

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium

Western Asset Intermediate-Term Municipals Fund	5

or discount to net asset value and may experience volatility in certain market conditions. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Intermediate-Term Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.49    Worst Quarter (12/31/2010): (4.72)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2019, was 4.30

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(1.65)	2.36	4.05
Return after taxes on distributions	(1.66)	2.36	4.05
Return after taxes on distributions and sale of fund shares	0.27	2.56	3.98

Other Classes (Return before taxes only)
Class C	0.06	2.25	3.68
Class I	0.80	2.99	4.43
Bloomberg Barclays Municipal 1-15 Year Bond Index (reflects no deduction for fees, expenses or taxes)	1.58	3.00	3.90
Lipper Intermediate Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	0.71	2.70	3.90

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset Intermediate-Term Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income tax. A portion of the fund’s distributions may be subject to such tax and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Intermediate-Term Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders. There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

Municipal securities

Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income tax. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income tax.

Maturity

The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

The fund normally maintains an average effective portfolio maturity of between three and ten years. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The average effective portfolio maturity of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity, as estimated by the fund’s subadviser,

Western Asset Intermediate-Term Municipals Fund	9

by the market value of the security, and any cash in the portfolio. For the purposes of determining the fund’s average effective maturity, a security’s maturity date will generally be deemed to be the next interest rate reset date for an adjustable rate security or, if earlier, the date of the next demand feature such as a put feature, when the fund would be entitled to receive payment of principal and interest. The subadviser may also take into account estimated future prepayments on securities, such as mortgage-backed securities, with uncertain future cash flows and estimations of call features and similar features and options. These estimates may prove to be incorrect.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

10	Western Asset Intermediate-Term Municipals Fund

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

Western Asset Intermediate-Term Municipals Fund	11

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

12	Western Asset Intermediate-Term Municipals Fund

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from anticipated changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market.
•

Measures the potential impact of supply/demand imbalances for obligations of different states, the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that balance potential return and risk.

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values.
•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features.

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund

Western Asset Intermediate-Term Municipals Fund	13

performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt

14	Western Asset Intermediate-Term Municipals Fund

markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the

Western Asset Intermediate-Term Municipals Fund	15

case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income tax. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax, and distributions of any capital gains generally will be subject to regular federal income tax. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their

16	Western Asset Intermediate-Term Municipals Fund

market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Investing in ETFs risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Not a money market fund. The fund is not a money market fund and is not subject to the strict rules that govern the quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the fund’s investments may be more susceptible than a

Western Asset Intermediate-Term Municipals Fund	17

money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the fund’s investments. The fund does not attempt to maintain a stable net asset value. Therefore, the fund’s net asset value per share will fluctuate.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Intermediate-Term Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2019, LMPFA’s total assets under management were approximately $188.2 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2019, the total assets under management of Western Asset and its supervised affiliates were approximately $431.2 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2019, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $758 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended March 31, 2019, the fund paid LMPFA an effective management fee of 0.48% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2019.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

Western Asset Intermediate-Term Municipals Fund	19

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Intermediate-Term Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

Western Asset Intermediate-Term Municipals Fund	21

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset Intermediate-Term Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial or contingent deferred sales charge

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors,
Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

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If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange. Class C shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective April 15, 2019, except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion occurred on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 converted to Class A shares, except as noted below. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.

Western Asset Intermediate-Term Municipals Fund	25

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

26	Western Asset Intermediate-Term Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset Intermediate-Term Municipals Fund	27

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

28	Western Asset Intermediate-Term Municipals Fund

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Western Asset Intermediate-Term Municipals Fund	29

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail: Legg Mason Funds P.O. Box 9699 Providence, RI 02940-9699 Express, Certified or Registered Mail: Legg Mason Funds 4400 Computer Drive Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset Intermediate-Term Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Western Asset Intermediate-Term Municipals Fund	31

Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

32	Western Asset Intermediate-Term Municipals Fund

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail: Legg Mason Funds P.O. Box 9699 Providence, RI 02940-9699 Express, Certified or Registered Mail: Legg Mason Funds 4400 Computer Drive Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	33

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

34	Western Asset Intermediate-Term Municipals Fund

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset Intermediate-Term Municipals Fund	35

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

Restrictions on the availability of the fund outside the United States

36	Western Asset Intermediate-Term Municipals Fund

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Some shareholders who hold accounts in Classes A and C of the same fund, may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Western Asset Intermediate-Term Municipals Fund	37

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares (also known as short-term trading or frequent trading) may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Some investors are seeking higher yields for their short term investments by investing in shorter term fixed income funds. The fund is often used for short term investments and permits short term trading of fund shares. This short term trading may result in additional costs to the fund.

The fund does not anticipate that frequent purchases and redemptions, under normal circumstances, will have significant adverse consequences to the fund or its shareholders. The fund’s manager and subadviser believe that, because the fund’s portfolio will normally include a significant percentage of short-term investments, it can accommodate more frequent purchases and redemptions than longer-term fixed income funds. On this basis, the Board has determined that it is appropriate for the fund not to have a policy to discourage frequent trading of fund shares. The fund reserves the right to implement frequent trading policies or other restrictions in the future. The fund also reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

38	Western Asset Intermediate-Term Municipals Fund

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-
advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term

Western Asset Intermediate-Term Municipals Fund	39

capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

40	Western Asset Intermediate-Term Municipals Fund

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Intermediate-Term Municipals Fund	41

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI shares because no Class FI shares were outstanding for the periods shown. The returns for Class FI shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended March 31, 2018 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended March 31, 2018 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.31	$6.38	$6.61	$6.63	$6.49

Income (loss) from operations:
Net investment income	0.20	0.20	0.20	0.21	0.21
Net realized and unrealized gain (loss)	0.04	(0.07)	(0.23)	(0.02)	0.13
Total income (loss) from operations	0.24	0.13	(0.03)	0.19	0.34

Less distributions from:
Net investment income	(0.20)	(0.20)	(0.20)	(0.21)	(0.20)
Total distributions	(0.20)	(0.20)	(0.20)	(0.21)	(0.20)

Net asset value, end of year	$6.35	$6.31	$6.38	$6.61	$6.63
Total return[2]	3.88%	2.09%	(0.43)%	2.88%	5.37%

Net assets, end of year (millions)	$515	$585	$638	$1,331	$1,324

Ratios to average net assets:
Gross expenses	0.76%	0.75%	0.75%	0.74%	0.75%
Net expenses	0.76 [3]	0.75 [3]	0.75 [3]	0.74	0.75
Net investment income	3.18	3.19	3.12	3.17	3.11

Portfolio turnover rate	22%	15%	17%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

42	Western Asset Intermediate-Term Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.32	$6.38	$6.62	$6.64	$6.50

Income (loss) from operations:
Net investment income	0.16	0.17	0.17	0.17	0.17
Net realized and unrealized gain (loss)	0.04	(0.06)	(0.24)	(0.02)	0.14
Total income (loss) from operations	0.20	0.11	(0.07)	0.15	0.31

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.17)	(0.17)	(0.17)
Total distributions	(0.16)	(0.17)	(0.17)	(0.17)	(0.17)

Net asset value, end of year	$6.36	$6.32	$6.38	$6.62	$6.64
Total return[2]	3.27%	1.50%	(0.99)%	2.29%	4.77%

Net assets, end of year (millions)	$433	$520	$648	$714	$730

Ratios to average net assets:
Gross expenses	1.34%	1.33%	1.32%	1.32%	1.32%
Net expenses	1.34	1.33 [3]	1.32 [3]	1.32	1.32
Net investment income	2.60	2.61	2.55	2.59	2.54

Portfolio turnover rate	22%	15%	17%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset Intermediate-Term Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$6.31	$6.38	$6.61	$6.62	$6.49

Income (loss) from operations:
Net investment income	0.21	0.21	0.21	0.22	0.22
Net realized and unrealized gain (loss)	0.04	(0.07)	(0.23)	(0.01)	0.12
Total income (loss) from operations	0.25	0.14	(0.02)	0.21	0.34

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.21)	(0.22)	(0.21)
Total distributions	(0.21)	(0.21)	(0.21)	(0.22)	(0.21)

Net asset value, end of year	$6.35	$6.31	$6.38	$6.61	$6.62
Total return[2]	4.04%	2.24%	(0.28)%	3.18%	5.37%
Net assets, end of year (millions)	$1,222	$1,492	$1,344	$632	$521

Ratios to average net assets:
Gross expenses	0.61%	0.62%	0.64%	0.65%	0.62%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.33	3.34	3.28	3.31	3.26

Portfolio turnover rate	22%	15%	17%	8%	7%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

44	Western Asset Intermediate-Term Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted :
Class IS Shares[1]	2019[2]

Net asset value, beginning of period	$6.26

Income from operations:
Net investment income	0.11
Net realized and unrealized gain	0.11
Total income from operations	0.22

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$6.36
Total return[3]	3.48%
Net assets, end of period (millions)	$200

Ratios to average net assets:
Gross expenses	0.53%[5]
Net expenses[4]	0.53 [5]
Net investment income	3.42 [5]

Portfolio turnover rate	22%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period ended September 18, 2018 (inception date) to March 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[5]	Annualized.

[6]	For the year ended March 31, 2019.

Western Asset Intermediate-Term Municipals Fund	45

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46	Western Asset Intermediate-Term Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Intermediate-Term Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s,
403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

A-2	Western Asset Intermediate-Term Municipals Fund

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Intermediate-Term Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Intermediate-Term Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0664ST 08/19

Prospectus     August 1, 2019

Share class (Symbol): A (SHNJX), C (SNJLX), FI (—), I (LNJIX), IS (LNISX)

WESTERN ASSET

NEW JERSEY MUNICIPALS FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 86 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.18	0.19	0.32[6]	0.20	0.12[6]
Total annual fund operating expenses	0.83	1.39	1.07	0.70	0.62
Fees waived and/or expenses reimbursed	N/A	N/A	(0.22)[7]	(0.10)[7]	(0.07)[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.83	1.39	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset New Jersey Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	506	679	867	1,408
Class C (with redemption at end of period)	242	441	761	1,669
Class C (without redemption at end of period)	142	441	761	1,669
Class FI (with or without redemption at end of period)	87	319	570	1,288
Class I (with or without redemption at end of period)	61	214	380	861
Class IS (with or without redemption at end of period)	56	191	338	767

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Western Asset New Jersey Municipals Fund	3

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations

4	Western Asset New Jersey Municipals Fund

remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income and New Jersey state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

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Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset New Jersey Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 7.38    Worst Quarter (12/31/2016): (3.88)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2019, was 4.68

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(3.49)	2.50	4.24
Return after taxes on distributions	(3.49)	2.49	4.24
Return after taxes on distributions and sale of fund shares	(0.64)	2.79	4.25

Other Classes (Return before taxes only)
Class C	(0.72)	2.80	4.11
Class I	1.03	3.58	4.86
Bloomberg Barclays New Jersey Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.12	4.25	5.06
Lipper New Jersey Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	1.75	3.79	4.99

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New Jersey state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset New Jersey Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in New Jersey municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New Jersey municipal securities

New Jersey municipal securities include debt obligations issued by the State of New Jersey and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New Jersey state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New Jersey municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New Jersey state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New Jersey state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New Jersey.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New Jersey state personal income taxes.

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Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

10	Western Asset New Jersey Municipals Fund

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or state personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a

Western Asset New Jersey Municipals Fund	11

disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund

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performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt

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markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the

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case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New Jersey state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New Jersey state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or New Jersey state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New Jersey state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New Jersey that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

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Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New Jersey municipal securities. The fund focuses its investments on New Jersey municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New Jersey municipal issuers. Employment levels, personal income and commercial activity contribute significantly to New Jersey tax revenues, and the State could suffer from declines in these or other sources of revenue. For more than a decade, the State has contributed significantly less to the State’s pension plans than the amount needed to fund these programs. New Jersey’s pension liabilities are expected to increase substantially in the future, and the State anticipates that future pension plan contributions will place a significant burden on State finances. Meanwhile, the State’s health care funding obligations continue to rise. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New Jersey often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New Jersey municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New Jersey municipal securities to purchase, the amount of the fund’s income that is subject to New Jersey taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New Jersey may be found in the SAI.

Investing in ETFs risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption

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proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset New Jersey Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2019, LMPFA’s total assets under management were approximately $188.2 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2019, the total assets under management of Western Asset and its supervised affiliates were approximately $431.2 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2019, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $758 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2006. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

For the fiscal year ended March 31, 2019, the fund paid LMPFA an effective management fee of 0.47% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2019.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

Western Asset New Jersey Municipals Fund	19

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset New Jersey Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

Western Asset New Jersey Municipals Fund	21

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset New Jersey Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial sales charge

•  Contingent deferred sales charge for only 1 year

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors,
Clients of Eligible Financial Intermediaries and other
eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

Western Asset New Jersey Municipals Fund	23

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00
[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse and children under the age of 21

24	Western Asset New Jersey Municipals Fund

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective April 15, 2019, except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion occurred on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 converted to Class A shares, except as noted below. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.

Western Asset New Jersey Municipals Fund	25

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

26	Western Asset New Jersey Municipals Fund

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Western Asset New Jersey Municipals Fund	27

Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

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Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset New Jersey Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

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Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

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By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

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Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

34	Western Asset New Jersey Municipals Fund

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

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Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Some shareholders who hold accounts in Classes A and C of the same fund, may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account

Western Asset New Jersey Municipals Fund	37

value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on

38	Western Asset New Jersey Municipals Fund

the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset New Jersey Municipals Fund	39

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New Jersey municipal securities will also be exempt from New Jersey state personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New Jersey personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Generally excluded from tax
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New Jersey municipal securities; otherwise generally, ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Exempt from tax if from disposition of New Jersey municipal securities; otherwise, ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Exempt from tax if attributable to New Jersey municipal securities; otherwise, ordinary income

40	Western Asset New Jersey Municipals Fund

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset New Jersey Municipals Fund	41

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

42	Western Asset New Jersey Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended March 31, 2018 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended March 31, 2018 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.12	$12.21	$12.72	$12.80	$12.54

Income (loss) from operations:
Net investment income	0.44	0.46	0.46	0.48	0.47
Net realized and unrealized gain (loss)	0.09	(0.08)	(0.51)	(0.08)	0.26
Total income (loss) from operations	0.53	0.38	(0.05)	0.40	0.73

Less distributions from:
Net investment income	(0.44)	(0.47)	(0.46)	(0.48)	(0.47)
Total distributions	(0.44)	(0.47)	(0.46)	(0.48)	(0.47)

Net asset value, end of year	$12.21	$12.12	$12.21	$12.72	$12.80
Total return[2]	4.49%	3.16%	(0.44)%	3.21%	5.90%

Net assets, end of year (millions)	$131	$136	$155	$187	$196

Ratios to average net assets:
Gross expenses	0.83%	0.79%	0.76%	0.76%	0.76%
Net expenses	0.82 [3]	0.79 [3]	0.76 [3]	0.76	0.76
Net investment income	3.66	3.71	3.65	3.81	3.71

Portfolio turnover rate	13%	24%	18%	22%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset New Jersey Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.13	$12.21	$12.73	$12.80	$12.54

Income (loss) from operations:
Net investment income	0.38	0.39	0.39	0.41	0.40
Net realized and unrealized gain (loss)	0.08	(0.07)	(0.52)	(0.07)	0.26
Total income (loss) from operations	0.46	0.32	(0.13)	0.34	0.66

Less distributions from:
Net investment income	(0.37)	(0.40)	(0.39)	(0.41)	(0.40)
Total distributions	(0.37)	(0.40)	(0.39)	(0.41)	(0.40)

Net asset value, end of year	$12.22	$12.13	$12.21	$12.73	$12.80
Total return[2]	3.91%	2.67%	(1.09)%	2.71%	5.30%

Net assets, end of year (000s)	$32,090	$37,944	$45,325	$51,965	$56,366

Ratios to average net assets:
Gross expenses	1.39%	1.35%	1.33%	1.33%	1.34%
Net expenses	1.37 [3]	1.35	1.33	1.33	1.34
Net investment income	3.11	3.15	3.08	3.24	3.13

Portfolio turnover rate	13%	24%	18%	22%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset New Jersey Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.13	$12.22	$12.73	$12.81	$12.55

Income (loss) from operations:
Net investment income	0.47	0.48	0.48	0.50	0.49
Net realized and unrealized gain (loss)	0.09	(0.07)	(0.51)	(0.08)	0.26
Total income (loss) from operations	0.56	0.41	(0.03)	0.42	0.75

Less distributions from:
Net investment income	(0.47)	(0.50)	(0.48)	(0.50)	(0.49)
Total distributions	(0.47)	(0.50)	(0.48)	(0.50)	(0.49)

Net asset value, end of year	$12.22	$12.13	$12.22	$12.73	$12.81
Total return[2]	4.71%	3.36%	(0.28)%	3.39%	6.06%

Net assets, end of year (000s)	$37,009	$40,866	$40,466	$36,598	$28,283

Ratios to average net assets:
Gross expenses	0.70%	0.67%	0.67%	0.70%	0.68%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.87	3.90	3.82	3.97	3.86

Portfolio turnover rate	13%	24%	18%	22%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Western Asset New Jersey Municipals Fund	45

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46	Western Asset New Jersey Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset New Jersey Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

A-2	Western Asset New Jersey Municipals Fund

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset New Jersey Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

New Jersey Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company

Act file no. 811-04254)

FD0231ST 08/19

Prospectus     August 1, 2019

Share class (Symbol): A (SBNYX), C (SBYLX), FI (—), I (SNPYX), IS (SNIPX)

WESTERN ASSET

NEW YORK MUNICIPALS FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 86 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.50	0.50	0.50	0.50	0.50
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.11	0.13	0.26[6]	0.13	0.06[6]
Total annual fund operating expenses	0.76	1.33	1.01	0.63	0.56
Fees waived and/or expenses reimbursed	N/A	N/A	(0.16)[7]	(0.03)[7]	(0.01)[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.76	1.33	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset New York Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	499	657	829	1,326
Class C (with redemption at end of period)	235	421	728	1,600
Class C (without redemption at end of period)	135	421	728	1,600
Class FI (with or without redemption at end of period)	87	306	543	1,222
Class I (with or without redemption at end of period)	61	198	347	783
Class IS (with or without redemption at end of period)	56	178	311	700

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

Western Asset New York Municipals Fund	3

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations

4	Western Asset New York Municipals Fund

remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income and New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value and may experience volatility in certain market conditions. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Western Asset New York Municipals Fund	5

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset New York Municipals Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 6.40    Worst Quarter (12/31/2010): (4.69)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2019, was 4.57

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(3.22)	2.54	3.94
Return after taxes on distributions	(3.22)	2.54	3.93
Return after taxes on distributions and sale of fund shares	(0.51)	2.80	3.98

Other Classes (Return before taxes only)
Class C	(0.49)	2.86	3.80
Class I	1.22	3.58	4.54
Bloomberg Barclays New York Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.03	3.66	4.69
Lipper New York Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	0.82	3.80	4.93

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Western Asset New York Municipals Fund	7

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 1998. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset New York Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in New York municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

New York municipal securities

New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and New York State and New York City personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and New York State and New York City personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and New York State and New York City personal income taxes.

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Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

10	Western Asset New York Municipals Fund

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or New York state or New York City personal income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

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Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

12	Western Asset New York Municipals Fund

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund

Western Asset New York Municipals Fund	13

performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt

14	Western Asset New York Municipals Fund

markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the

Western Asset New York Municipals Fund	15

case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and New York state and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or New York state and New York City personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or New York state and New York City personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and New York state and New York City personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than New York that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

16	Western Asset New York Municipals Fund

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers. As the City of New York serves as the heart of the nation’s financial services industry, the overall level of financial market activity and volatility in U.S. equity markets pose a particularly large degree of uncertainty for the State. State and local tax revenues could be adversely affected by factors such as depressed levels of financial market activity, slow economic growth, increased interest rates, disruption of trade flow due to tariffs, changes in the relative strength of the U.S. dollar, fluctuations in energy prices, changes in real estate markets, and lower than projected employment and income levels. Health care costs and the State’s retirement benefit costs and pension liabilities continue to increase. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the State and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in New York often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of New York may be found in the SAI.

Investing in ETFs risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or

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redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2019, LMPFA’s total assets under management were approximately $188.2 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2019, the total assets under management of Western Asset and its supervised affiliates were approximately $431.2 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2019, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $758 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 1998. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.50% of its average daily net assets.

For the fiscal year ended March 31, 2019, the fund paid LMPFA an effective management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2019.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset New York Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i) through a Service Agent or

(ii) directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

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•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial sales charge

•  Contingent deferred sales charge for only 1 year

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

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are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective April 15, 2019, except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion occurred on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 converted to Class A shares, except as noted below. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.

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Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

28	Western Asset New York Municipals Fund

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset New York Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

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Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

32	Western Asset New York Municipals Fund

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New York Municipals Fund	33

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

34	Western Asset New York Municipals Fund

Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

Western Asset New York Municipals Fund	35

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

36	Western Asset New York Municipals Fund

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Some shareholders who hold accounts in Classes A and C of the same fund, may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account

Western Asset New York Municipals Fund	37

value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on

38	Western Asset New York Municipals Fund

the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset New York Municipals Fund	39

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and

•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York state and New York City personal income taxes. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	New York personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually capital gain or loss; long-term only if shares are owned more than one year
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on New York municipal securities; otherwise, generally ordinary income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Ordinary income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain

For personal income tax purposes, New York does not provide reduced tax rates for dividends and long-term capital gains.

40	Western Asset New York Municipals Fund

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset New York Municipals Fund	41

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

42	Western Asset New York Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended March 31, 2018 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended March 31, 2018 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.91	$13.09	$13.72	$13.77	$13.28

Income (loss) from operations:
Net investment income	0.47	0.47	0.47	0.50	0.51
Net realized and unrealized gain (loss)	0.09	(0.18)	(0.62)	(0.06)	0.49
Total income (loss) from operations	0.56	0.29	(0.15)	0.44	1.00

Less distributions from:
Net investment income	(0.46)	(0.47)	(0.48)	(0.49)	(0.51)
Total distributions	(0.46)	(0.47)	(0.48)	(0.49)	(0.51)

Net asset value, end of year	$13.01	$12.91	$13.09	$13.72	$13.77
Total return[2]	4.47%	2.21%	(1.16)%	3.31%	7.63%

Net assets, end of year (millions)	$414	$432	$482	$555	$545

Ratios to average net assets:
Gross expenses	0.76%	0.75%	0.73%	0.73%	0.73%
Net expenses	0.76 [3]	0.75 [3]	0.73 [3]	0.73	0.73
Net investment income	3.62	3.58	3.46	3.64	3.77

Portfolio turnover rate	17%	14%	21%	7%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

Western Asset New York Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.90	$13.08	$13.70	$13.75	$13.27

Income (loss) from operations:
Net investment income	0.39	0.40	0.39	0.42	0.44
Net realized and unrealized gain (loss)	0.10	(0.19)	(0.61)	(0.06)	0.47
Total income (loss) from operations	0.49	0.21	(0.22)	0.36	0.91

Less distributions from:
Net investment income	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)
Total distributions	(0.39)	(0.39)	(0.40)	(0.41)	(0.43)

Net asset value, end of year	$13.00	$12.90	$13.08	$13.70	$13.75
Total return[2]	3.89%	1.63%	(1.66)%	2.72%	6.94%

Net assets, end of year (000s)	$56,333	$70,520	$87,402	$97,247	$91,446

Ratios to average net assets:
Gross expenses	1.33%	1.31%	1.31%	1.30%	1.30%
Net expenses	1.32 [3]	1.31 [3]	1.31	1.30	1.30
Net investment income	3.06	3.02	2.88	3.06	3.19

Portfolio turnover rate	17%	14%	21%	7%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

44	Western Asset New York Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.90	$13.08	$13.71	$13.76	$13.27

Income (loss) from operations:
Net investment income	0.49	0.49	0.49	0.51	0.53
Net realized and unrealized gain (loss)	0.09	(0.18)	(0.62)	(0.05)	0.49
Total income (loss) from operations	0.58	0.31	(0.13)	0.46	1.02

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.50)	(0.51)	(0.53)
Total distributions	(0.48)	(0.49)	(0.50)	(0.51)	(0.53)

Net asset value, end of year	$13.00	$12.90	$13.08	$13.71	$13.76
Total return[2]	4.64%	2.36%	(1.04)%	3.44%	7.77%

Net assets, end of year (000s)	$94,363	$98,666	$117,359	$115,810	$92,733

Ratios to average net assets:
Gross expenses	0.63%	0.62%	0.64%	0.62%	0.62%
Net expenses[3,4]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.79	3.73	3.59	3.76	3.89

Portfolio turnover rate	17%	14%	21%	7%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset New York Municipals Fund	45

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46	Western Asset New York Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset New York Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

A-2	Western Asset New York Municipals Fund

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset New York Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

New York Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0604ST 08/19

Prospectus     August 1, 2019

Share class (Symbol): A (SBPAX), C (SPALX), FI (—), I (LPPIX), IS (LPISX)

WESTERN ASSET

PENNSYLVANIA MUNICIPALS FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from the fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your Service Agent or, if you are a direct shareholder with the fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the fund, you can call the fund at 1-877-721-1926, or write to the fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 24 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of the fund’s Prospectus and in the fund’s Statement of Additional Information (“SAI”) on page 86 under the heading “Sales Charge Waivers and Reductions for Class A and Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

If you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers, that Service Agent may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS
Management fees	0.45	0.45	0.45	0.45	0.45
Distribution and/or service (12b-1) fees	0.15	0.70	0.25	None	None
Other expenses	0.18	0.18	0.32[6]	0.20	0.12[6]
Total annual fund operating expenses	0.78	1.33	1.02	0.65	0.57
Fees waived and/or expenses reimbursed	N/A	N/A	(0.17)[7]	(0.05)[7]	(0.02)[7]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.78	1.33	0.85	0.60	0.55

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	“Other expenses” for Class FI and Class IS shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

2	Western Asset Pennsylvania Municipals Fund

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	501	663	839	1,350
Class C (with redemption at end of period)	235	421	728	1,600
Class C (without redemption at end of period)	135	421	728	1,600
Class FI (with or without redemption at end of period)	87	308	547	1,233
Class I (with or without redemption at end of period)	61	202	356	804
Class IS (with or without redemption at end of period)	56	181	316	711

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax. The fund’s 80% policy may not be changed without a shareholder vote.

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

The fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus.

The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes. The fund may leverage its assets by investing proceeds received through tender option

Western Asset Pennsylvania Municipals Fund	3

bond transactions, which is considered a form of borrowing. See “More on the fund’s investment strategies, investments and risks—Tender option bonds” in the Prospectus.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the market prices of the fund’s securities fall, the value of your investment will decline. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and

4	Western Asset Pennsylvania Municipals Fund

those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the fund will be subject to leverage to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Tax risk. The income on the fund’s municipal securities could become subject to federal income and Pennsylvania state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax.

Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Extension risk. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down because their interest rates are lower than the current interest rate and they remain outstanding longer.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Also, the fund may be more volatile than a more geographically diverse fund.

Investing in ETFs risk. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium

Western Asset Pennsylvania Municipals Fund	5

or discount to net asset value and may experience volatility in certain market conditions. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s NAV, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

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Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark and an average. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (09/30/2009): 5.58    Worst Quarter (12/31/2010): (3.96)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2019, was 4.69

Average annual total returns (%)
(for periods ended December 31, 2018)

Class A	1 year	5 years	10 years
Return before taxes	(3.20)	2.91	3.89
Return after taxes on distributions	(3.20)	2.91	3.89
Return after taxes on distributions and sale of fund shares	(0.58)	3.08	3.91

Other Classes (Return before taxes only)
Class C	(0.52)	3.23	3.75
Class I	1.27	3.94	4.46
Bloomberg Barclays Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.47	4.01	4.88
Lipper Pennsylvania Municipal Debt Funds Category Average (reflects fees and expenses but no deduction for sales charges or taxes)	1.29	3.85	4.97

The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns for classes other than Class A will vary from returns shown for Class A. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Western Asset Management Company, LLC (formerly known as Western Asset Management Company)

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C1	Class FI2	Class I	Class IS
General	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	N/A	1 million/None[3,4]	N/A4
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None[5]	None/None[5]
Eligible Investment Programs	None/None	N/A	None/ None	None/None	None/None
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None

[1]	Class C shares are not available for purchase through LMIS Accounts.
[2]	Class FI shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.
[4]

Investors investing through a Systematic Investment Plan who purchase Class I or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $50/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

[5]

Individual investors who purchase Class I shares or Class IS shares through a Service Agent acting as agent on behalf of its customers are subject to the initial and subsequent minimums of $1,000/$50. If a Service Agent does not have this arrangement in place with LMIS, the initial and subsequent minimums listed in the table apply. Please contact your Service Agent for more information.

Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund intends to distribute income that is generally exempt from regular federal income and Pennsylvania state personal income taxes. A portion of the fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Pennsylvania Municipals Fund

More on the fund’s investment strategies, investments and risks

Important information

The fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

Under normal circumstances, the fund invests at least 80% of its assets in Pennsylvania municipal securities.

The fund’s 80% investment policy may not be changed without shareholder approval.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Pennsylvania municipal securities

Pennsylvania municipal securities include debt obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, and investments with similar economic characteristics, the income from which is exempt from regular federal income and Pennsylvania state personal income taxes. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Pennsylvania municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund particular projects, such as those relating to education, health care, transportation and utilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

The fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from regular federal income and Pennsylvania state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state authorities will agree with bond counsel’s opinion. If the IRS or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax treatment of municipal securities held by the fund.

Some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to regular federal income and Pennsylvania state personal income taxes. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Pennsylvania.

Subject to the fund’s 80% policy, the fund may purchase other securities whose interest is subject to regular federal income and Pennsylvania state personal income taxes.

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Maturity

Although the fund may invest in securities of any maturity, the fund will normally invest in securities that have remaining maturities at the time of purchase from one to more than thirty years. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due.

Credit quality

The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated or deemed to be unrated by the subadviser, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated or deemed to be unrated by the subadviser, determined to be below investment grade by the subadviser). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds.

If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps), warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments or indexes. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
•	As a substitute for buying or selling securities
•	As a cash flow management technique

The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).

The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.

Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If the segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the fund’s 80% policy.

The fund’s subadviser may choose not to make use of derivatives.

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Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to regular federal income and/or state income taxes. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “notes,” “loans,” “debt,” “debt obligations,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds,” and these terms are used in this Prospectus interchangeably, and, where used, are not intended to be limiting.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Tender option bonds

In a tender option bond transaction, the fund transfers securities (typically municipal bonds or other municipal securities) into a special purpose entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues floating rate notes to third parties and residual interest tender option bonds to the fund. The net proceeds of the sale of the floating rate notes, after expenses, are received by the fund and may be invested in additional securities. The residual interest tender option bonds are inverse floaters, as the return on those bonds is inversely related to changes in a specified interest rate. Distributions on the inverse floaters paid to the fund will be reduced or, in the extreme, eliminated as short-term interest rates rise and will increase when such interest rates fall. Floating rate notes issued by a TOB Trust may be senior to the inverse floaters held by the fund. The fund may enter into tender option bond transactions on either a non-recourse or recourse basis. If the fund invests in a TOB Trust on a recourse basis, it will bear the risk of loss with respect to any liquidation of the TOB Trust. The fund will look through to the underlying securities held by a TOB Trust for purposes of calculating compliance with the fund’s 80% policy. Tender option bond transactions create leverage to the extent the fund invests the net proceeds of the floating rate notes in additional securities, and are considered a form of borrowing.

Equity securities

Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.

Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

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Zero coupon, pay-in-kind and deferred interest securities

Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.

Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

When-issued securities, delayed delivery, to be announced and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery, to be announced or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has set aside to cover these positions. Recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) impose mandatory margin requirements for certain types of when-issued, to be announced or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Short-term investments

The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the 1940 Act and/or affiliated with the fund’s manager or the subadviser. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

Borrowings and reverse repurchase agreements

The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.

Credit downgrades and other credit events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.

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Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of taxable money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Percentage and other limitations

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.

Selection process

The subadviser selects securities primarily by identifying undervalued sectors and individual securities, while also selecting securities it believes will benefit from changes in market conditions. In selecting individual securities, the subadviser:

•	Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market
•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as education, housing, hospital and industrial development, based on their apparent relative values
•	Considers the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates
•

Seeks to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

More on risks of investing in the fund

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Interest rates have been historically low but have begun to rise, so the fund faces a heightened risk that interest rates may continue to rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The Federal Reserve may lower or raise interest rates depending on its economic outlook which could impact fund

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performance. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. Also, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk” bonds).

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.

High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates, or the derivatives themselves behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt

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markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).

The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse may be unable to perform its obligations.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.

Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call or put option where it (i) owns or is short the underlying security in the case of a call or put option, respectively (sometimes referred to as a “covered option”), or (ii) does not own or is not short such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.

Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. In the

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case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses.

The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.

Some funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.

Tender option bond risk. Tender option bond transactions expose the fund to leverage and credit risk, and generally involve greater risk than investments in fixed rate municipal bonds, including the risk of loss of principal. The interest payments that the fund would typically receive on inverse floating rate debt instruments (“inverse floaters”) acquired in such transactions vary inversely with short-term interest rates and will be reduced (and potentially eliminated) when short-term interest rates increase. In addition, the risk of leverage will be increased to the extent that the fund invests the proceeds that it receives from the sale of floating rate securities in a tender option bond transaction in other securities. Inverse floaters will generally underperform the market for fixed rate municipal securities when interest rates rise. The value and market for inverse floaters can be volatile, and inverse floaters can have limited liquidity. Investments in inverse floaters issued in tender option bond transactions are derivative instruments and, therefore, are also subject to the risks generally applicable to investments in derivatives. Tender option bond transactions may not receive the tax, accounting or regulatory treatment that is anticipated by the fund.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income and Pennsylvania state personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or Pennsylvania state personal income taxes, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to fund shareholders could be recharacterized as taxable.

Some of the fund’s income distributions may be subject to regular federal income tax and/or Pennsylvania state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income and Pennsylvania state personal income taxes. All or a portion of the fund’s dividends that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal alternative minimum tax. Distributions of the fund’s income and capital gains will generally be subject to state and local taxes for investors that reside in states other than Pennsylvania that impose such taxes.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

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Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage- backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the fund invests its assets in a smaller number of issuers, the fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Risks associated with focusing on investments in Pennsylvania municipal securities. The fund focuses its investments on Pennsylvania municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Pennsylvania municipal issuers. Employment levels, personal income and commercial activity contribute significantly to Pennsylvania tax revenues, and the Commonwealth could suffer from declines in these or other sources of revenue. Pennsylvania has had to implement several rounds of budget cuts in recent years and has taken other measures to reduce budget deficits. Meanwhile, the Commonwealth’s pension liabilities are underfunded, as health care costs and other retirement benefits costs and pension liabilities continue to rise. Changes in federal law or regulation, federal budgetary changes or other actions may lead to reductions in federal spending. Further reductions in federal funding or other changes that increase state spending could place additional strain on the Commonwealth and local governments and may have a negative effect on their ability to meet their obligations. Furthermore, local municipal issuers in Pennsylvania often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of Pennsylvania municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Pennsylvania municipal securities to purchase, the amount of the fund’s income that is subject to Pennsylvania taxes could increase. Also, the fund may be more volatile than a more geographically diverse fund. More detailed information about the economy of Pennsylvania may be found in the SAI.

Investing in ETFs risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the investment company. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF in which it invests, including advisory fees. These expenses are in addition to the advisory and other expenses that the fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the fund would be unable to sell its ETF shares unless and until trading is resumed.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption

Western Asset Pennsylvania Municipals Fund	17

proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective.

Portfolio management risk. The value of your investment may decrease if the subadviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadviser. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadviser and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadviser and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadviser have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at www.leggmason.com/mutualfunds (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

18	Western Asset Pennsylvania Municipals Fund

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of March 31, 2019, LMPFA’s total assets under management were approximately $188.2 billion.

Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of March 31, 2019, the total assets under management of Western Asset and its supervised affiliates were approximately $431.2 billion.

LMPFA pays the subadviser a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2019, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $758 billion.

Investment professionals

The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Robert E. Amodeo (Head of Municipals) and David T. Fare (Portfolio Manager). Mr. Fare has been a part of the portfolio management team for the fund since 2004. Mr. Amodeo has been a part of the portfolio management team for the fund since 2007. Mr. Leech has been a part of the portfolio management team for the fund since 2014. Messrs. Leech, Amodeo and Fare have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Management fee

The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.

For the fiscal year ended March 31, 2019, the fund paid LMPFA an effective management fee of 0.44% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the period ended March 31, 2019.

Expense limitation

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.85% for Class FI shares, 0.60% for Class I shares and 0.55% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadviser, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

Western Asset Pennsylvania Municipals Fund	19

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the plan, the fund pays distribution and/or service fees based on an annualized percentage of average daily net assets of up to 0.15% for Class A shares; up to 0.70% for Class C shares; and up to 0.25% for Class FI shares. Payments by the fund under its plan go to LMIS, financial intermediaries and other parties that provide services in connection with or are otherwise involved in the distribution of its shares or administration of plans or programs that use its shares as their funding medium, and to reimburse certain other expenses and payments. From time to time, LMIS and/or financial intermediaries may agree to a reduction or waiver of these fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares and Class IS shares are not subject to distribution and/or service fees under the plan.

Additional payments

In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the distributor, the manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

20	Western Asset Pennsylvania Municipals Fund

Choosing a class of shares to buy

Individual investors can generally invest in Class A and Class C shares. Class C shares are not available for purchase through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Individual investors who invest directly with the fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares. Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Institutional Investors — eligible investors” below for a description of the classes available to them.

Investors not purchasing directly from the fund may purchase shares through a Service Agent. Please note that if you are purchasing shares through a Service Agent, your Service Agent may not offer all classes of shares. Service Agents making fund shares available to their clients determine which share class(es) to make available. Your Service Agent may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Service Agent. Certain Service Agents may impose their own investment fees and practices for purchasing and selling fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of fund shares and the Service Agent’s practices and other information.

Individual investors investing through a Service Agent may be eligible to invest in Class I or Class IS shares, if such Service Agent is acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS and such investor’s shares are held in an omnibus account on the books of the fund. Please contact your Service Agent for more information.

Please note that the fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, that Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent.

Because the fund is not a party to any commission arrangement between you and your Service Agent, any purchases and redemptions of Class I or Class IS shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by a Service Agent are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the fund.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest
•	How long you expect to own the shares
•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•	Whether you qualify for any reduction or waiver of sales charges
•	Availability of share classes

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge or distribution or service fees and generally have lower annual expenses than Class A or Class C shares.

Each class of shares, except Class IS shares, is authorized to pay fees for recordkeeping services, account servicing, networking, or similar services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

(i)	through a Service Agent or

(ii)	directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information, free of charge and in a clear and prominent format, about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares
•	The contingent deferred sales charges that apply to the redemption of Class C and certain Class A shares
•	Who qualifies for lower sales charges on Class A shares

Western Asset Pennsylvania Municipals Fund	21

•	Who qualifies for a sales load waiver

To visit the website, go to www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

22	Western Asset Pennsylvania Municipals Fund

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI or Class IS shares or, if you plan to purchase shares through the fund, contact the fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose. For more information please see the appendix located at the end of this Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/or service fees	Exchange privilege[1]

Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares of funds sold by the distributor

Class C

•  No initial sales charge

•  Contingent deferred sales charge for only 1 year

•  Generally higher annual expenses than Class A

•  Not available through LMIS Accounts

•  Effective April 15, 2019, generally converts to Class A on the next monthly conversion processing date (generally, the fifteenth day of the month) after the shares have been held for 10 years from the purchase date; please consult your Service Agent for more information

		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	0.70% of average daily net assets	Class C shares of funds sold by the distributor

Class FI	• No initial or contingent deferred sales charge • Not available through LMIS Accounts • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor

Class I*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than all classes, except Class IS

		None	None	None	Class I shares of funds sold by the distributor

Class IS*

•  No initial or contingent deferred sales charge

•  Only offered to certain Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors

•  Generally lower annual expenses than the other classes

		None	None	None	Class IS shares of funds sold by the distributor

[1]	Ask your Service Agent or the fund about the funds available for exchange.
*	A Service Agent may assess its own commission on certain transactions in Class I and Class IS shares in an amount determined and separately disclosed to you by the Service Agent.

Western Asset Pennsylvania Municipals Fund	23

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of Service Agent compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Service Agent commission as a % of offering price
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of shares of funds sold by the distributor to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or
•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount from among the levels of investment specified under “Amount of investment” in the chart above. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or
•	your spouse and children under the age of 21

24	Western Asset Pennsylvania Municipals Fund

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include the current value of any eligible holdings toward your asset goal amount.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your asset goal amount.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your asset goal amount. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Shareholders investing in Class A shares through LMIS Accounts
•	Investors who redeemed at least the same amount of Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified
•	Directors and officers of any Legg Mason-sponsored fund
•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the fund at 1-877-721-1926 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Different Service Agents may impose different sales loads or offer different ways to reduce sales loads. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of Class A initial sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds, and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are not available for purchase through LMIS Accounts.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class C share conversion

Effective April 15, 2019, except as noted below, Class C shares automatically convert to Class A shares after the shares have been held for 10 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 10 year anniversary of purchase (generally, on the fifteenth of the month, or the next business day if the fifteenth is not a business day). The initial Class C share conversion occurred on April 15, 2019, when Class C shares purchased on or prior to April 15, 2009 converted to Class A shares, except as noted below. It is the responsibility of your Service Agent and not the fund or LMIS to ensure that you are credited with the proper holding period. If your Service Agent does not have records verifying that your shares have been held for at least 10 years, your Service Agent may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Service Agent that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Service Agents may be subject to different terms or conditions, as set by their Service Agent, in connection with such conversions. Please refer to the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page A-1 of this Prospectus or contact your Service Agent for more information.

For Class C shares that have been acquired through an exchange from another fund sold by LMIS, the purchase date is calculated from the date the shares were originally acquired in the other fund. When Class C shares that a shareholder acquired through a purchase or exchange convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.

All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for federal income tax purposes.

Western Asset Pennsylvania Municipals Fund	25

Class FI shares

You buy Class FI shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class FI shares are not available for purchase through LMIS Accounts.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares and Class IS shares

You buy Class I shares and Class IS shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares and Class IS shares are not subject to any distribution and/or service fees. However, if you purchase Class I shares or Class IS shares through a Service Agent acting solely as an agent on behalf of its customers pursuant to an agreement with LMIS, the Service Agent may charge you a commission in an amount determined and separately disclosed to you by the Service Agent. In order to purchase Class I shares or Class IS shares, individual investors must meet the eligibility criteria to invest in such shares or purchase such shares through a Service Agent who holds shares through an omnibus account held on the books of the fund.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of the same share class of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in any other fund sold by the distributor and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent or the fund for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

To have your contingent deferred sales charge waived, you or your Service Agent must let the fund know at the time you redeem shares that you qualify for such a waiver.

Different Service Agents may offer different contingent deferred sales charge waivers. These variations are described at the end of this Prospectus in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

For additional information regarding waivers of contingent deferred sales charges, contact your Service Agent or the fund, consult the SAI or visit the Legg Mason funds’ website, www.leggmason.com/mutualfunds and click on the name of the fund. On the selected fund’s page, scroll to the bottom of the page and click on the disclosure labeled “Click here for Legg Mason Funds sales charge and breakpoint information.”

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Institutional Investors — eligible investors

Clients of Eligible Financial Intermediaries

“Clients of Eligible Financial Intermediaries” are investors who invest in the fund through Service Agents that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class A, Class FI, Class I or Class IS shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include investors who invest in the fund through the program of a Service Agent where the investor typically invests $10 million or more in assets under management in accounts with the Service Agent (“Management Accounts”). Such investors may also include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account to a master account in the sponsor’s name. The Service Agent may impose separate investment minimums.

Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Class I and Class IS shares are available for exchange from Class A or Class C shares of the fund by participants in Eligible Investment Programs.

Institutional Investors

“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the Service Agent may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.

Class FI shares

Class FI shares are offered only to Clients of Eligible Financial Intermediaries.

Class I shares

Class I shares may be purchased by:

•	Institutional Investors who meet the $1,000,000 minimum initial investment requirement;
•	Individual investors investing directly with the fund who meet the $1,000,000 minimum initial investment requirement;
•	Clients of Eligible Financial Intermediaries;
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

Your Service Agent may reserve the right to redeem your Class I shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to an initial sales charge in connection with such exchange, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Service Agent for more information.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Class IS shares

Class IS shares may be purchased by accounts which are not subject to the payment of recordkeeping, account servicing, networking or similar fees by the fund to any intermediary. Class IS shares may be purchased by:

•	Institutional Investors;
•	Clients of Eligible Financial Intermediaries (including Management Accounts);
•	Investors investing through a Service Agent acting solely as agent on behalf of its customers pursuant to an agreement with LMIS; and
•	Other investors authorized by LMIS.

Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.

28	Western Asset Pennsylvania Municipals Fund

Your Service Agent may reserve the right to redeem your Class IS shares or exchange them for Class A shares of the same fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to an initial sales charge in connection with such exchange and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account.

Please contact your Service Agent for more information.

Other considerations

Service Agents may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any Service Agent to impose such differing requirements. Please consult with your Service Agent for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

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Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund may not be available for sale in certain states. Prospective investors should inquire as to whether the fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•   Name of fund being bought

•   Class of shares being bought

•   Dollar amount or number of shares being bought (as applicable)

•   Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact the fund at 1-877-721-1926 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares. The fund will accept checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

For more information, please call the fund between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the fund transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, (iii) another Legg Mason fund or (iv) certain money market funds, in order to buy shares on a regular basis.

•   Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

•   Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

•   If you do not have sufficient funds in your account on a transfer date, you may be charged a fee

•   For amounts transferred from other Legg Mason funds, please see the section titled “Exchanging shares—Through a systematic exchange plan” in such fund’s prospectus

For more information, please contact your Service Agent or the fund, or consult the SAI.

Additional information about purchases

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. Please note that the fund will not accept cash, money orders, third-party checks, starter checks, internet

30	Western Asset Pennsylvania Municipals Fund

checks, cashier checks if not received from a financial institution in connection with a transfer of assets, credit card convenience checks and traveler’s checks for purchase of fund shares. The fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Account registration changes

Changes in registration or certain account options for accounts held directly with the fund must be made in writing. Medallion signature guarantees may be required. (See “Other things to know about transactions—Medallion signature guarantees” below.) All correspondence must include the account number and must be sent to one of the following addresses:

Regular Mail:

Legg Mason Funds

P.O. Box 9699

Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds

4400 Computer Drive

Westborough, MA 01581

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Exchanging shares

Generally

You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business. For investors who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Service Agents (such as investors in fee-based advisory or mutual fund “wrap” programs), an exchange may be made from Class A or Class C shares to Class I or Class IS shares of the same fund under certain limited circumstances. Please refer to the section of this Prospectus titled “Institutional Investors — eligible investors” or contact your Service Agent for more information.

An exchange of shares of one fund for shares of another fund is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange of shares of one class directly for shares of another class of the same fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

The exchange privilege is not intended as a vehicle for short-term trading. The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•   If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•   If you bought shares directly from the fund, contact the fund at 1-877-721-1926 to learn which funds are available to you for exchanges

•   Exchanges may be made only between accounts that have identical registrations

•   Not all funds offer all classes

•   Some funds are offered only in a limited number of states. Your Service Agent or the fund will provide information about the funds offered in your state

Always be sure to read the Prospectus of the fund into which you are exchanging shares.

Investment minimums, sales charges and other requirements

•   In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange. You may be charged an initial or contingent deferred sales charge if the shares being exchanged were not subject to a sales charge

•   Except as noted above, your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•   You will generally be required to meet the minimum investment requirement for the class of shares of the fund or share class into which your exchange is made (except in the case of systematic exchange plans)

•   Your exchange will also be subject to any other requirements of the fund or share class into which you are exchanging shares

•   The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call the fund at 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined. Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

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By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

•   Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

•   Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent or the fund or consult the SAI.

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Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the fund transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Service Agent may be subject to transaction fees or other conditions as set by your Service Agent.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 2 business days after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment (e.g., check, wire or electronic transfer (ACH)). If you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds may be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee by your bank on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.

The fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.

The fund has available an unsecured revolving credit facility (the “Redemption Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. Unless renewed, the Redemption Facility will terminate on November 18, 2019, and there can be no guarantee that it will be renewed.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at one of the following addresses:

Regular Mail:

Legg Mason Funds
P.O. Box 9699
Providence, RI 02940-9699

Express, Certified or Registered Mail:

Legg Mason Funds
4400 Computer Drive
Westborough, MA 01581

Your written request must provide the following:

•   The fund name, the class of shares being redeemed and your account number

•   The dollar amount or number of shares being redeemed

•   Signature of each owner exactly as the account is registered

•   Medallion signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone	If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call 1-877-721-1926 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

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Please have the following information ready when you call: • Name of fund being redeemed • Class of shares being redeemed • The dollar amount or number of shares being redeemed • Account number

Systematic withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $5,000 and each automatic redemption must be at least $50 per transaction per month and $150 quarterly per fund.

The following conditions apply:

•   Redemptions may be made monthly, quarterly, semi-annually or annually

•   If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

•   You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or the fund or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund
•	Your account number
•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought
•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)
•	Dollar amount or number of shares being bought, exchanged or redeemed
•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent or the fund will employ reasonable procedures to confirm that any telephone, electronic or other exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, employing identification numbers, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions, subject to applicable law.

The fund does not consider the U.S. Postal Service or private delivery services to be its agents. Therefore, deposits in the mail or with such delivery services, or receipt at the fund’s post office box, of purchase requests or redemption orders, do not constitute receipt by the fund or its transfer agent.

The fund has the right to:

•	Suspend the offering of shares permanently or for a period of time
•	Waive or change minimum initial and additional investment amounts
•	Reject any purchase or exchange order
•	Change, revoke or suspend the exchange privilege
•	Suspend telephone transactions
•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC
•

Redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (e.g., in a manner such as to render the shareholder ineligible to purchase shares of that class)

•

Delay sending out redemption proceeds for up to seven days if, in the judgment of the subadviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

•	Close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

For your protection, the fund or your Service Agent may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Service Agent or the fund for more information.

Medallion signature guarantees

To be in good order, your redemption request must include a Medallion signature guarantee if you:

•	Are redeeming shares and sending the proceeds to an address or bank not currently on file
•	Changed your account registration or your address within 30 days
•	Want the check paid to someone other than the account owner(s)
•	Are transferring the redemption proceeds to an account with a different registration

A Medallion signature guarantee may also be required if you:

•	Are making changes to the account registration after the account has been opened; and
•	Are transferring shares to an account in another Legg Mason fund with a different account registration

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”), but not from a notary public.

The fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. The fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

36	Western Asset Pennsylvania Municipals Fund

Restrictions on the availability of the fund outside the United States

The distribution of this Prospectus and the offering of shares of the fund are restricted in certain jurisdictions. This Prospectus is not an offer or solicitation in any jurisdiction where such offer or solicitation is unlawful, where the person making an offer or solicitation is not authorized to make it or a person receiving an offer or solicitation may not lawfully receive it or may not lawfully invest in the fund. Investors should inform themselves as to the legal requirements within their own country before investing in the fund.

This Prospectus, and the offer of shares hereunder, are not directed at persons outside the United States. In particular, the fund is not intended to be marketed to prospective investors in any member state of the European Union, Iceland, Liechtenstein or Norway (collectively, the “European Economic Area” or “EEA”). No notification or application has been made to the competent authority of any member state of the EEA under the Alternative Investment Fund Managers Directive (or any applicable legislation or regulations made thereunder) to market the fund to investors in the EEA and it is not intended that any such notification or application shall be made.

U.S. citizens with addresses in the United States, and non-U.S. citizens who reside in the United States and have U.S. addresses, are permitted to establish accounts with the fund. For these purposes, the “United States” and “U.S.” include U.S. territories.

The fund generally does not permit persons who do not reside in the United States or who do not have U.S. addresses to establish accounts. Therefore, U.S. citizens residing in foreign countries, as well as non-U.S. citizens residing in foreign countries, generally will not be permitted to establish accounts with the fund.

For further information, you or your Service Agent may contact the fund at 1-877-721-1926 or 1-203-703-6002.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account fees/Mandatory redemptions

Small accounts may be subject to a small account fee or to mandatory redemption, as described below. Please contact your Service Agent or the fund for information on the policy applicable to your account.

Small account fees

To offset the relatively higher impact on fund expenses of servicing smaller accounts, the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by your Service Agent or by LMIS for LMIS Accounts on the next-to-last business day of the quarter (with an annual maximum of $15.00 per account) if the value of your account is below $1,000 (if applicable, $250 for retirement plans that are not employer-sponsored) for any reason (including declines in net asset value). The small account fee will be charged by redeeming shares in your account. If the value of your account is $3.75 or less, the amount in the account may be exhausted to pay the small account fee. If your Service Agent or LMIS assesses a small account fee, the small account fee will not be assessed on systematic investment plans until the end of the first quarter after the account has been established for 21 months. Payment of the small account fee through a redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

The small account fee will not be charged on, if applicable: (i) Retirement Plans (but will be charged on other plans that are not employer-sponsored such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts); (ii) Legg Mason funds that have been closed to subsequent purchases for all classes; (iii) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents; (iv) Class FI, Class I and Class IS shares; and (v) for new accounts (except for new accounts opened by way of an exchange), a small account fee will not be charged during the calendar quarter in which you open your account.

If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount (although you may exchange into existing accounts of other Legg Mason funds in which you hold the same share class, to the extent otherwise permitted by those funds and subject to any applicable sales charges).

The small account fee is calculated on a fund-by-fund basis. If you have accounts in multiple funds, they will not be aggregated for the purpose of calculating the small account fee.

Some shareholders who hold accounts in Classes A and C of the same fund, may have those accounts aggregated for the purposes of these calculations. Please contact the fund or your Service Agent for more information.

Small account balance liquidations

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account

Western Asset Pennsylvania Municipals Fund	37

value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount.

Some shareholders who hold accounts in multiple classes of the same fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Service Agent for more information. Any redemption of fund shares may result in tax consequences to you (see “Taxes” for more information).

This policy does not apply to: (i) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (ii) qualified retirement plans (such as 401(k) plans, 403(b) plans, profit sharing plans and money purchase plans); (iii) accounts with an active systematic investment plan; (iv) accounts with an active systematic withdrawal plan; (v) accounts that do not have a valid address as evidenced by mail being returned to the fund or its agents and (vi) accounts identified to us by the applicable Service Agent as being fee-based accounts.

General

The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, implement fees for other small accounts or change the amount of the fee for small direct accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the fund or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may, in many cases, interfere with the efficient management of the fund, increase fund transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the subadviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by the fund’s distributor and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in funds sold by the distributor, if that shareholder has engaged in one or more “Round Trips” across all funds sold by the distributor. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund sold by the distributor either preceded or followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of that fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on

38	Western Asset Pennsylvania Municipals Fund

the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund has also adopted policies and procedures to prevent the selective release of information about the fund’s holdings, as such information may be used for market-timing and similar abusive practices.

The policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the fund will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Confirmations and account statements

If you bought shares directly from the fund, you will receive a confirmation from the fund after each transaction (except a reinvestment of dividends or capital gain distributions, an investment made through the Systematic Investment Plan, exchanges made through a systematic exchange plan and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Western Asset Pennsylvania Municipals Fund	39

Dividends, other distributions and taxes

Dividends and other distributions

The fund declares dividends from any net investment income daily and pays them monthly. Shares will generally begin to earn dividends on the settlement date of purchase. The fund generally distributes capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends in order to avoid a federal tax.

You can elect to receive dividends and/or other distributions in cash.

Unless you elect to receive dividends and/or other distributions in cash, your dividends and capital gain distributions will be automatically reinvested in shares of the same class you hold, at the net asset value determined on the reinvestment date. You do not pay a sales charge on reinvested distributions or dividends.

If you hold shares directly with the fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account or, provided that the dividend and/or distribution is $10.00 or more, by check. If you choose to receive dividends and/or distributions via check, amounts less than $10.00 will automatically be reinvested in fund shares as described above.

If you do not want dividends and/or distributions in amounts less than $10.00 to be reinvested in fund shares, you must elect to receive dividends and distributions via a direct deposit to your bank account.

If you hold Class A or Class C shares directly with the fund, you may instruct the fund to have your dividends and/or distributions invested in the corresponding class of shares of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000 in the fund and
•	The other fund is available for sale in your state.

To change those instructions, you must notify your Service Agent or the fund at least three days before the next distribution is to be paid.

Please contact your Service Agent or the fund to discuss what options are available to you for receiving your dividends and other distributions.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions are expected to be exempt-interest dividends, which are exempt from federal income tax but may be subject to state or local income taxes. Exempt-interest dividends from Pennsylvania municipal securities will also be exempt from Pennsylvania personal income tax. In general, redeeming shares, exchanging shares and receiving distributions other than exempt-interest dividends (whether in cash, additional shares or shares of another fund) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes, whether or not the shares are held in a taxable account.

The following table summarizes the tax status of certain transactions related to the fund.

Transaction	Federal income tax status	Pennsylvania personal income tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares are owned more than one year	Usually income
Exempt-interest dividends	Excludable from gross income	Exempt from tax if from interest on Pennsylvania municipal securities; otherwise, generally income
Dividends of taxable investment income and distributions of net short-term capital gain	Ordinary income	Income
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Income

40	Western Asset Pennsylvania Municipals Fund

Distributions attributable to short-term capital gains are taxable to you as ordinary income. The fund does not expect any distributions to be treated as qualified dividend income, which for noncorporate shareholders may be taxable at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain.

You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on all or a portion of net investment income of U.S. individuals if their income exceeds specified thresholds and on all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends (other than exempt-interest dividends) and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received, including exempt-interest dividends, and any redemptions of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Western Asset Pennsylvania Municipals Fund	41

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the fund transfer agent before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the fund transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

42	Western Asset Pennsylvania Municipals Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No financial highlights are presented for Class FI and Class IS shares because no Class FI and Class IS shares were outstanding for the periods shown. The returns for Class FI and Class IS shares will differ from those of the other classes to the extent their expenses differ. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and other distributions. The information below, for fiscal years ended March 31, 2018 or later, has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The information for the years prior to the fiscal year ended March 31, 2018 was audited by another independent registered public accounting firm. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.63	$12.75	$13.19	$13.19	$12.74

Income (loss) from operations:
Net investment income	0.42	0.44	0.46	0.47	0.48
Net realized and unrealized gain (loss)	0.13	(0.12)	(0.44)	(0.00) [2]	0.45
Total income from operations	0.55	0.32	0.02	0.47	0.93

Less distributions from:
Net investment income	(0.42)	(0.44)	(0.46)	(0.47)	(0.48)
Total distributions	(0.42)	(0.44)	(0.46)	(0.47)	(0.48)

Net asset value, end of year	$12.76	$12.63	$12.75	$13.19	$13.19
Total return[3]	4.47%	2.56%	0.13%	3.65%	7.38%

Net assets, end of year (000s)	$94,087	$100,304	$109,196	$126,247	$127,733

Ratios to average net assets:
Gross expenses	0.78%	0.74%	0.72%	0.71%	0.71%
Net expenses	0.78	0.74 [4]	0.72 [4]	0.71	0.71
Net investment income	3.35	3.47	3.50	3.60	3.67

Portfolio turnover rate	14%	14%	14%	17%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset Pennsylvania Municipals Fund	43

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.57	$12.69	$13.13	$13.13	$12.68

Income (loss) from operations:
Net investment income	0.35	0.37	0.38	0.39	0.40
Net realized and unrealized gain (loss)	0.13	(0.12)	(0.44)	(0.00) [2]	0.45
Total income (loss) from operations	0.48	0.25	(0.06)	0.39	0.85

Less distributions from:
Net investment income	(0.35)	(0.37)	(0.38)	(0.39)	(0.40)
Total distributions	(0.35)	(0.37)	(0.38)	(0.39)	(0.40)

Net asset value, end of year	$12.70	$12.57	$12.69	$13.13	$13.13
Total return[3]	3.99%	1.99%	(0.45)%	3.07%	6.80%

Net assets, end of year (000s)	$51,168	$61,416	$67,110	$71,834	$73,680

Ratios to average net assets:
Gross expenses	1.33%	1.29%	1.28%	1.27%	1.28%
Net expenses	1.33	1.29	1.28	1.27	1.28
Net investment income	2.81	2.92	2.94	3.03	3.10

Portfolio turnover rate	14%	14%	14%	17%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

44	Western Asset Pennsylvania Municipals Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.62	$12.74	$13.18	$13.18	$12.73

Income (loss) from operations:
Net investment income	0.44	0.46	0.47	0.48	0.49
Net realized and unrealized gain (loss)	0.13	(0.12)	(0.44)	(0.00) [2]	0.45
Total income from operations	0.57	0.34	0.03	0.48	0.94

Less distributions from:
Net investment income	(0.44)	(0.46)	(0.47)	(0.48)	(0.49)
Total distributions	(0.44)	(0.46)	(0.47)	(0.48)	(0.49)

Net asset value, end of year	$12.75	$12.62	$12.74	$13.18	$13.18
Total return[3]	4.65%	2.70%	0.24%	3.76%	7.51%

Net assets, end of year (000s)	$34,455	$33,861	$37,244	$26,955	$22,056

Ratios to average net assets:
Gross expenses	0.65%	0.62%	0.64%	0.63%	0.64%
Net expenses[4,5]	0.60	0.60	0.60	0.60	0.60
Net investment income	3.53	3.61	3.63	3.71	3.78

Portfolio turnover rate	14%	14%	14%	17%	3%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

Western Asset Pennsylvania Municipals Fund	45

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46	Western Asset Pennsylvania Municipals Fund

Appendix: Waivers and Discounts Available from Certain Service Agents

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase fund shares directly from the fund or through another financial intermediary to receive these waivers or discounts.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Initial sales charge waivers on Class A shares

Investors purchasing Class A shares of the fund through a Merrill Lynch, Pierce, Fenner & Smith Incorporated platform or account (“Merrill Lynch Accounts”) are eligible for a waiver of the initial sales load on certain purchases of Class A shares that may differ from others described in this Prospectus. Merrill Lynch Accounts that are eligible for the waiver include: (i) employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan; (ii) shares purchased by or through a Section 529 plan; (iii) shares purchased through a Merrill Lynch affiliated investment advisory program; (iv) shares purchased by third-party investment advisers on behalf of their advisory clients through Merrill Lynch’s platform; (v) shares of funds purchased through the Merrill Edge Self-Directed platform; (vi) shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family); (vii) shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date; (viii) employees and registered representatives of Merrill Lynch or its affiliates and their family members; (ix) Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this Prospectus; and (x) shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Contingent deferred sales charge waivers on Class A and C shares available at Merrill Lynch

Investors holding shares subject to a contingent deferred sales charge through Merrill Lynch Accounts are eligible for a waiver of the contingent deferred sales charge on the redemption of shares: (i) due to the death or disability of the shareholder; (ii) as part of a systematic withdrawal plan as described in this Prospectus; (iii) due to the return of excess contributions from an IRA Account; (iv) as part of a required minimum distribution for IRAs and retirement accounts due to the shareholder reaching age 70 1/2; (v) sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch; (vi) acquired through the Right of Reinstatement; and (vii) held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable only to Class A shares and Class C shares).

Front-end load discounts on Class A shares

The following discounts are available on purchases of Class A shares through Merrill Lynch Accounts: (i) breakpoints in the Class A sales charge schedule described in this Prospectus; (ii) rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Merrill Lynch; eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets; and (iii) letters of intent (LOI), which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

Class A or Class A2 (as applicable) Sales Charge Waivers Available Only Through Certain Service Agents

Class A or Class A2 shares may be purchased at net asset without a sales charge by employees of any Service Agents that offer this waiver to their employees or employee-related accounts.

Western Asset Pennsylvania Municipals Fund	A-1

AMERIPRISE FINANCIAL

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
•

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

MORGAN STANLEY WEALTH MANAGEMENT

Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI.

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
•	Shares purchased through a Morgan Stanley self-directed brokerage account.
•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

A-2	Western Asset Pennsylvania Municipals Fund

Front-End Sales Charge Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program.
•

Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs with 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a contingent deferred sales charge and the conversion is in line with the policies and procedures of Raymond James.

Contingent Deferred Sales Charge Waivers on Class A and Class C Shares Available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund’s Prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in the fund’s Prospectus.
•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of the fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Western Asset Pennsylvania Municipals Fund	A-3

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926. Revised April 2018.

THIS PAGE IS NOT PART OF THE PROSPECTUS

Western Asset

Pennsylvania Municipals Fund

You may visit www.leggmason.com/mutualfundsliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD0772ST 08/19

August 1, 2019

LEGG MASON PARTNERS INCOME TRUST

Fund	Ticker Symbol

	Class A	Class C	Class FI	Class I	Class IS
WESTERN ASSET INTERMEDIATE-TERM MUNICIPALS FUND (“Intermediate-Term Municipals Fund”)	SBLTX	SMLLX	—	SBTYX	SMLSX
WESTERN ASSET NEW JERSEY MUNICIPALS FUND (“New Jersey Municipals Fund”)	SHNJX	SNJLX	—	LNJIX	LNISX
WESTERN ASSET NEW YORK MUNICIPALS FUND (“New York Municipals Fund”)	SBNYX	SBYLX	—	SNPYX	SNIPX
WESTERN ASSET PENNSYLVANIA MUNICIPALS FUND (“Pennsylvania Municipals Fund”)	SBPAX	SPALX	—	LPPIX	LPISX

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated August 1, 2019, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the Fund’s distributor to sell shares of the Fund (each called a “Service Agent”), by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/mutualfundsliterature. Legg Mason Investor Services, LLC (“LMIS” or the “Distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc., serves as the Fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Intermediate-Term Municipals Fund

●	Investment objective. The Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with prudent investing.
●

Under normal circumstances, the Fund invests at least 80% of its assets in “municipal securities.” Municipal securities are securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

New Jersey Municipals Fund

●

Investment objective. The Fund seeks to provide New Jersey investors with as high a level of income exempt from regular federal income tax and New Jersey state personal income tax as is consistent with prudent investment management and the preservation of capital.

●

Under normal circumstances, the Fund invests at least 80% of its assets in “New Jersey municipal securities.” New Jersey municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New Jersey state personal income tax but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

New York Municipals Fund

●

Investment objective. The Fund seeks as high a level of income exempt from regular federal income tax and New York state and New York City personal income taxes as is consistent with prudent investing.

●

Under normal circumstances, the Fund invests at least 80% of its assets in “New York municipal securities.” New York municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and New York state and New York City personal income taxes but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Pennsylvania Municipals Fund

●	Investment objective. The Fund seeks as high a level of income exempt from regular federal income tax and Pennsylvania personal income taxes as is consistent with prudent investing.

●

Under normal circumstances, the Fund invests at least 80% of its assets in “Pennsylvania municipal securities.” Pennsylvania municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax and Pennsylvania state personal income taxes but which may be subject to the federal alternative minimum tax (“AMT”). The Fund’s 80% investment policy may not be changed without a shareholder vote.

●

The Fund may invest more than 25% of its assets in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

●	The Fund focuses on investment grade bonds but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

Municipal Securities:

Intermediate-Term Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “municipal securities.”

New Jersey Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “New Jersey municipal securities.”

New York Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “New York municipal securities.”

Pennsylvania Municipals Fund: Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in “Pennsylvania municipal securities.”

For purposes of these policies the term “municipal securities” includes municipal securities that pay interest subject to the federal alternative minimum tax.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s

Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

Intermediate-Term Municipals Fund

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund

The Fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the Fund is subject to greater risk than a diversified fund. Under the 1940 Act, the Fund may change its classification from non-diversified to diversified without shareholder approval.

The Fund intends to continue to qualify for treatment as a regulated investment company under the Code. Compliance with the diversification requirements of the Code may limit the flexibility of the Fund.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment limitations that the Fund currently observes:

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If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

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The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board or Manager.

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Liquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Liquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Cover risk. As described below, the Fund may be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

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Counterparty risk. Certain derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States, including counterparty risk.

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Currency derivatives risk. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is impossible to fully predict the effects of new and existing legislation and regulation, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the Fund from using derivatives as part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using derivatives or affect pricing or other factors relating to derivatives or may change the availability of certain investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations may be deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it may segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it may segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. For more information on central clearing and trading of cleared swaps, see

“Swaps” below. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to deliver a specified quantity of an underlying instrument, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to take delivery of the underlying instrument, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index at the close of the last trading day of the contract and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange (typically equal to 10% or less of the contract value). Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon: In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period. The CFTC and domestic exchanges have also established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes. This trading could preclude additional trading by the Fund in such contracts.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s prices were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

When the Fund enters into a swap agreement on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash, cash equivalent or liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will take similar action with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. See “Interest Rate Swaps, Caps and Floors” below.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The swap market is a relatively new market and is largely unregulated. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearing house and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearing house margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors are typically less liquid than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to multiple credit default swaps. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Legg Mason open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and will review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments by Other Funds and by Other Significant Investors

Certain investment companies, including those that are affiliated with the Fund because they are managed by the Manager or an affiliate of the Manager, may invest in the Fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the Fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.

The Manager and the Subadviser are subject to potential conflicts of interest in connection with investments in the Fund by an affiliated fund due to their affiliation. For example, the Manager or the Subadviser could have the incentive to permit an affiliated fund to become a more significant shareholder (with the potential to cause greater disruption) than would be permitted for an unaffiliated investor. Investments by an affiliated fund may also give rise to conflicts in connection with the voting of fund shares. The Manager, the Subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the Fund’s shareholders, although there can be no assurance that such efforts will be successful. The Manager and the Subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and, may take such actions as each deems appropriate to address potential adverse impacts, including redemption of shares in-kind, rather than in cash.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money-market funds or in investment companies that are part of the same group of investment companies as the Fund.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held.

To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June

2019 Fannie Mae and Freddie Mac are expected to begin issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Privately Issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and less liquid than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — General,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Mortgage Dollar Rolls

In a mortgage dollar roll, also known as a forward roll transaction, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a mortgage dollar roll commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date. At the time the Fund enters into a mortgage dollar roll commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of mortgage dollar rolls may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that mortgage dollar rolls can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to the U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. Tender option bonds represent securities issued by a special purpose trust formed for the purpose of holding securities (typically municipal bonds or other municipal securities) that are contributed to the trust by the Fund or another third party. The trust typically issues two classes of securities: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are generally sold to third party investors (often money market funds), and residual interests (also referred to as “inverse floaters”), which are generally held by the Fund that contributed securities to the trust. The short-term floating rate interests typically have first priority on the cash flow from the municipal bonds or other securities held by the trust, and the remaining cash flow less certain expenses is paid to holders of the residual interests. If the Fund is the seller of the municipal bonds or other securities to the trust, it receives the proceeds from the trust’s sale of the floating rate interests, less certain transaction costs. These proceeds are frequently used by the Fund to invest in other securities, which generates leverage for the Fund.

Residual interests in tender option bond trusts in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable trust.

Typically, a liquidity provider is engaged to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the tender option bond trust, or certain regulatory or tax events. A fund participating in a tender option bond transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the floating rate interests. If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the municipal bonds or other securities held by the tender option bond trust or to cause the tender option bond trust to sell the securities and distribute the proceeds to the liquidity provider.

Tender option bond transactions may be effected on a recourse or non-recourse basis. In a recourse transaction, the Fund typically enters into an agreement, requiring the Fund to pay the liquidity provider an amount equal to any loss suffered by the liquidity provider in connection with the transactions described above. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events (such as a downgrading of securities held by the trust or a failed remarketing of the floating rate interests, which would most likely be due to an adverse change in interest rates) but not others (such as a default of the securities held by the trust). Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the tender option bond residual interests.

In a non-recourse transaction, the Fund would not be required to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the tender option bond trust at an inopportune time. Even if a tender option bond transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the trust at that time.

Transactions in the short-term floating rate interests of tender option bonds are generally facilitated by a remarketing agent for the tender option bond trust, which sets an interest rate for the securities, typically on a weekly basis. Holders of the floating rate securities usually have the right to require the trust or a specified third party acting as agent for the trust (such as the liquidity provider) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the tender option bond trust and to the Fund, as described above. A fund participating in a tender option bond transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the tender option bond trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the trust in exchange for a proportionate amount of the municipal bonds or other securities held by the trust.

On December 10, 2013, U.S. regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” These rules may preclude banking entities and their affiliates from (i) sponsoring tender option bond trust programs (as such programs were then structured) and (ii) continuing relationships with or services for such tender option bond trust programs. In response to the Volcker Rule, industry participants have developed alternative structures for tender option bond financings in which service providers are engaged to assist with establishing, structuring and sponsoring tender option bond trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the tender option bond trust. This new tender option bond structure and any other strategies that may be developed to address the Volcker Rule may be more or less advantageous to the Fund than obtaining leverage through existing tender option bond transactions. As the Volcker Rule’s final compliance date was July 17, 2017, its ultimate impact on the tender option bond market and the municipal securities market generally is not yet known.

Tender option bond transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the tender option bond market and the overall municipal market is not yet certain.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may be less liquid than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

New Jersey Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New Jersey and the resulting impact on the state will not adversely affect the market value of New Jersey municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New Jersey municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

For further information concerning the economy of New Jersey, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the State of New Jersey’s credit and financial conditions, is based on information from statements of issuers of New Jersey municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the State will not adversely affect the market value of New York municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Pennsylvania Municipal Obligations

Payment of interest and preservation of principal is dependent upon the continuing ability of Pennsylvania issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Pennsylvania and the resulting impact on the commonwealth will not adversely affect the market value of Pennsylvania municipal obligations held by the Fund or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the commonwealth may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Pennsylvania municipal obligations. There is no obligation on the part of the commonwealth to make payments on those securities in the event of default.

For further information concerning the economy of Pennsylvania, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the Commonwealth of Pennsylvania’s credit and financial conditions, is based on information from statements of issuers of Pennsylvania municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy, completeness or timeliness of this information.

Municipal Obligations of Other U.S. Territories

Municipal securities include the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Municipal securities of issuers located in the Commonwealth of Puerto Rico may be affected by political, social and economic conditions in Puerto Rico. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to a steep increase in unemployment rates, funding shortfalls of state employees’ retirement systems, a budget deficit resulting from a structural imbalance, and reduced government revenues. In May 2017, Puerto Rico made a filing in the U.S. District Court in Puerto Rico to commence a debt restructuring process similar to that of a traditional municipal bankruptcy. Puerto Rico had previously defaulted on certain agency debt payments and the Governor had warned of its inability to meet additional pending obligations, including under general obligation bonds.

The debt restructuring process commenced by Puerto Rico is under a new federal law for insolvent U.S. territories, called Promesa. Puerto Rico’s case will be the first ever heard under Promesa for which there is no existing body of court precedent. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than recent municipal bankruptcy proceedings adjudicated pursuant to Chapter 9 of the U.S. Bankruptcy Code.

It is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the Commonwealth. A debt restructuring could reduce the principal amount due, the interest rate, the maturity and other terms of Puerto Rico municipal securities. These changes, as well as the delay imposed by the debt restructuring process itself, could adversely affect the value of Puerto Rico municipal securities. The court filing made by Puerto Rico could also have a negative impact on the value of Puerto Rico municipal securities that are not subject to the debt restructuring process. In addition, Puerto Rico municipal securities remain subject to all of the other risks applicable to fixed income securities, including the risk of non-payment. To the extent that the Fund holds any Puerto Rico municipal securities, the Fund may lose some or all of the value of those investments.

These challenges and uncertainties have been exacerbated by Hurricane Maria, which directly hit Puerto Rico on September 20, 2017, causing significant damage to the island’s infrastructure (including water, power and telecommunications)

and to governmental, personal and business property. Moody’s Analytics has estimated that the island suffered tens of billions of dollars in hurricane-related damages. It is unknown what impact this disaster will have on the ongoing efforts to restructure Puerto Rico’s debt.

The following is a brief summary of certain factors affecting Puerto Rico’s economy and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities and other services, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures.

Guam. General obligations and/or revenue bonds of issuers located in Guam may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,800 miles to the west-southwest of Honolulu, Hawaii and approximately 1,550 miles south-southeast of Tokyo, Japan. The population of Guam was estimated to be 167,358 in July 2017. Guam’s unemployment rate increased from 9.3% in September 2009 to 13.3% in March 2013, and decreased to 4.4% in January 2018.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, which has been a source of a majority of visitors to Guam, represents the primary source of income for Guam’s economy. A weak economy, war, severe weather, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes, such as the March 2011 earthquake and tsunami that occurred in Japan and caused a decline in tourism for a period of time. The U.S. military presence also affects economic activity on Guam in various ways. The number of U.S. military personnel in Guam declined in 2011. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. General obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands may be affected by political, social and economic conditions in the U.S. Virgin Islands. The territory has experienced high levels of debt, increasing pension obligations and a declining population. The credit rating of certain bonds issued by the territory have been downgraded due to a perceived increased possibility that the territory may be forced to restructure its debts to address its financial problems.

In September 2017, the territory was hit by two hurricanes within the span of two weeks. Together, the hurricanes caused significant damage to the most populated islands, including to their infrastructure, hospitals, homes and other structures.

The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about twice the size of Washington, D.C.

The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. The population of the U.S. Virgin Islands was estimated to be 107,268 in July 2017.

Tourism, trade, and other services, including manufacturing (rum distilling, watch assembly, pharmaceuticals, and electronics), are the primary economic activities, accounting for a substantial portion of the Virgin Island’s gross domestic product and civilian employment. The agricultural sector is small, with most of the islands’ food being imported. A weak economy, severe weather, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the territory, can adversely affect its tourism and other industries.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

If a security is rated by multiple NRSROs and receives different ratings will treat the security as being rated in the highest rating category received from a NRSRO.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. The Fund’s redemption risk is increased if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the Fund’s Manager. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearing house, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearing house, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time the Fund enters into a “when-issued” or “forward delivery” commitment, the Fund will set aside cash or other appropriate liquid securities with a value at least equal to the Fund’s obligation under the commitment. The Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current Federal tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	45	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	45	Director, Visual Kinematics, Inc. (since 2018)
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)	45	None
Stephen R. Gross± Born 1947	Trustee	Since 1986	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	93	None

Susan M. Heilbron± Born 1945	Trustee and Chair of the Board	Since 1994 (Chair of the Board since 2018)	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	93	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	45

Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council

(2012 to 2014)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University	45	None

Interested Trustee and Officer:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	137	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

***	Information is for the calendar year ended December 31, 2018, except as otherwise noted.

±

Mr. Gross and Ms. Heilbron were appointed to the Equity Board effective February 6, 2019; information pertaining to the Number of Funds in the Legg Mason Funds Complex Overseen by Trustee is as of February 6, 2019.

†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive Baltimore, MD 21202	Principal Financial Officer and Treasurer	Since 2011 and 2013	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Board Member: his or her contribution as a board member of predecessor funds; such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that such person’s service would be consistent with the requirements of the retirement policies of the Trust; and his or her status as not being an “interested person” as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon the following: her character and integrity; her willingness to serve and her willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that her service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, Subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Fund, as well as the perspectives gained from the Independent Trustees’ service on the board of the applicable predecessor funds. In addition, the following specific experience, qualifications, attributes and/ or skills apply as to each Trustee: Mr. Berv, experience as a chief executive officer and board member of various businesses and organizations and organizational consulting experience; Ms. Dasher, experience as a chief financial officer of a private investment company; Mr. Finn, investment management experience as an executive, consultant and portfolio manager; Mr. Gross, accounting background and experience as an officer and board member of various organizations; Ms. Heilbron, legal background and experience, business and consulting experience and experience as a board member of public companies; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Dr. Pettit, economic and finance background and academic management experience; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust is an interested person of the Fund. Independent Trustees constitute more than 75% of the Board. Ms. Heilbron serves as Chair of the Board.

The Board has three standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Governance Committee), and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance and Performance Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Chair of the Board and the chairs of the Audit, Governance and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chair of the Board also serves as a key point person for dealings between management and the other Independent Trustees. As noted below, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chair of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser.

The Audit Committee oversees, among other things, the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and the internal controls over financial accounting and reporting. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Fund, and the qualifications and independence of the Fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting.

The Governance Committee is the forum for consideration of a number of issues required to be considered separately by independent trustees of mutual funds, including, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately. When addressing vacancies, the Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the Fund’s investment management and subadvisory arrangements.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Manager and the Subadviser also have their own independent interest in risk management and in maintaining risk management programs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board exercises oversight of the risk management process primarily through the Performance Committee and the Audit Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall oversight of the Board or the applicable committee, the Fund, or the Manager, the Fund’s Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee or Audit Committee or to the Board, pursuant to the committee’s or Board’s request, with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

During the fiscal year ended March 31, 2019, the Board met 4 times, the Audit Committee met 4 times, the Nominating and Governance Committee met 4 times, and the Investment and Performance Committee met 4 times.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2018.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Elliott J. Berv	None	None	None	None	None
Jane F. Dasher	None	None	None	None	10,001-50,000
Mark T. Finn	None	None	None	None	None
Stephen R. Gross	None	None	None	None	None
Susan M. Heilbron	None	None	None	None	50,001-100,000
Susan B. Kerley	None	None	None	None	Over 100,000
R. Richardson Pettit	None	None	None	None	Over 100,000

Interested Trustee:
Jane Trust	None	None	None	None	Over 100,000

As of December 31, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Intermediate- Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Elliott J. Berv	7,844	640	1,814	585	None	296,000
Jane F. Dasher	7,844	640	1,814	585	None	296,000
Mark T. Finn	8,378	683	1,937	625	None	316,000
Stephen R. Gross	8,378	683	1,937	625	None	316,000
Richard E. Hanson, Jr.***	6,128	496	1,401	454	None	296,000
Susan M. Heilbron	9,848	804	2,277	734	None	371,000
Susan B. Kerley	8,378	683	1,937	625	None	316,000
R. Richardson Pettit	7,844	640	1,814	585	None	296,000

Interested Trustee:
Jane Trust†	None	None	None	None	None	None

*	Information is for the fiscal year ended March 31, 2019.
**	Information is for the calendar year ended December 31, 2018.
***	Mr. Hanson retired from the Board effective December 31, 2018.
†	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 620 Eighth Avenue, New York, New York, 10018 and also serves as the investment manager of other Legg Mason Funds. The Manager is a wholly-owned subsidiary of Legg Mason, a Maryland corporation. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)

Intermediate-Term Municipals Fund	N/A	0.50

New Jersey Municipals Fund	First $500 million	0.50

	Over $500 million	0.48

New York Municipals Fund	N/A	0.50

Pennsylvania Municipals Fund	N/A	0.45

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended March 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Intermediate-Term Municipals Fund	2019	12,393,614	(87,659)	12,305,955
	2018	13,200,745	(225,485)	12,975,260
	2017	13,822,434	(331,907)	13,490,527

New Jersey Municipals Fund	2019	1,012,915	(64,616)	948,299
	2018	1,169,020	(30,737)	1,138,283
	2017	1,344,503	(24,976)	1,319,527

New York Municipals Fund	2019	2,885,061	(26,418)	2,858,643
	2018	3,298,610	(25,925)	3,272,685
	2017	3,792,150	(42,189)	3,749,961

Pennsylvania Municipals Fund	2019	834,000	(16,052)	817,948
	2018	934,128	(6,148)	927,980
	2017	1,011,416	(11,145)	1,000,271

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. The Subadviser is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the class’s expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of March 31, 2019.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Intermediate-Term Municipals Fund

S. Kenneth Leech	Registered Investment Companies	105	160.55	0	0

	Other Pooled Investment Vehicles	262	77.90	7	1.48

	Other Accounts	590	194.97	29	12.61

Robert E. Amodeo	Registered Investment Companies	20	10.47	0	0

	Other Pooled Investment Vehicles	1	0.05	0	0

	Other Accounts	11	2.44	0	0

David T. Fare	Registered Investment Companies	17	9.73	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	3	0.96	0	0

New Jersey Municipals Fund

S. Kenneth Leech	Registered Investment Companies	105	162.72	0	0

	Other Pooled Investment Vehicles	262	77.90	7	1.48

	Other Accounts	590	194.97	29	12.61

Robert E. Amodeo	Registered Investment Companies	20	12.65	0	0

	Other Pooled Investment Vehicles	1	0.05	0	0

	Other Accounts	11	2.44	0	0

David T. Fare	Registered Investment Companies	17	11.90	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	3	0.96	0	0

New York Municipals Fund

S. Kenneth Leech	Registered Investment Companies	105	162.36	0	0

	Other Pooled Investment Vehicles	262	77.90	7	1.48

	Other Accounts	590	194.97	29	12.61

Robert E. Amodeo	Registered Investment Companies	20	12.28	0	0

	Other Pooled Investment Vehicles	1	0.05	0	0

	Other Accounts	11	2.44	0	0

David T. Fare	Registered Investment Companies	17	11.54	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	3	0.96	0	0

Pennsylvania Municipals Fund

S. Kenneth Leech	Registered Investment Companies	105	162.74	0	0

	Other Pooled Investment Vehicles	262	77.90	7	1.48

	Other Accounts	590	194.97	29	12.61

Robert E. Amodeo	Registered Investment Companies	20	12.67	0	0

	Other Pooled Investment Vehicles	1	0.05	0	0

	Other Accounts	11	2.44	0	0

David T. Fare	Registered Investment Companies	17	11.92	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	3	0.96	0	0

Investment Professional Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of March 31, 2019.

Investment Professional	Dollar Range of Ownership of Securities ($)

Intermediate-Term Municipals Fund

S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

New Jersey Municipals Fund

S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

New York Municipals Fund

S. Kenneth Leech	None
Robert E. Amodeo	None

David T. Fare	None

Pennsylvania Municipals Fund

S. Kenneth Leech	None
Robert E. Amodeo	None
David T. Fare	None

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

BNY Mellon Investment Servicing (US) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the Fund’s transfer agent. Under the transfer agency agreement with BNY, BNY maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

Fund Counsel

Morgan, Lewis & Bockius LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202 serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended March 31,	Aggregate Brokerage Commissions Paid ($)
Intermediate-Term Municipals Fund	2019	9,447
	2018	8,022
	2017	12,100

New Jersey Municipals Fund	2019	783
	2018	773
	2017	1,190

New York Municipals Fund	2019	2,261
	2018	2,171
	2017	3,344

Pennsylvania Municipals Fund	2019	728
	2018	626
	2017	959

For the fiscal period ended March 31, 2019, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of March 31, 2019, the Fund did not hold securities issued by its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

Fund	For the Fiscal Period Ended 2019 (%)	For the Fiscal Period Ended 2018 (%)
Intermediate-Term Municipals Fund	22	15
New Jersey Municipals Fund	13	24
New York Municipals Fund	17	14
Pennsylvania Municipals Fund	14	14

SHARE OWNERSHIP

Principal Shareholders

As of June 30, 2019, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Intermediate-Term Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	36.54

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	23.12

A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	7.76

Class	Name and Address	Percent of Class (%)
A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	6.76

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.37

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	32.97

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	19.25

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	11.26

C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	10.92

C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	8.56

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.62

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	53.72

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	12.07

Class	Name and Address	Percent of Class (%)
I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	9.74

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7.27

IS	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	99.97

New Jersey Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	42.91

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	13.46

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	10.37

A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	8.67

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	7.09

Class	Name and Address	Percent of Class (%)
C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	33.71

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	19.04

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16.76

C	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.26

C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	5.10

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	21.79

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	17.42

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	16.38

I	NATIONAL FINANCIAL SERVICES CORP FBO EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	12.35

Class	Name and Address	Percent of Class (%)
I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	9.78

I	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.60

New York Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	38.19

A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	24.51

A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	5.88

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	5.73

A	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	5.67

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	24.35

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	23.47

Class	Name and Address	Percent of Class (%)
C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	18.21

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.62

I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	26.85

I	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	23.02

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	8.69

I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	8.26

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	6.90

Pennsylvania Municipals Fund
A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	36.13

A	BNY MELLON INVESTMENT SERVICING (US) INC FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212	15.11

A	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	10.48

Class	Name and Address	Percent of Class (%)
A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	6.09

A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	5.82

C	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	23.27

C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.09

C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	10.72

C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	10.04

C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY ST LOUIS MO 63102-2188	7.96

C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	6.73

C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	6.10

Class	Name and Address	Percent of Class (%)
I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	20.00

I	WELLS FARGO CLEARING SVCS LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	14.25

I	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	12.93

I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	11.10

I	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	10.42

I	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATT MUTL FD OPS MANAGER 510 MARQUETTE AVE SOUTH MINNEAPOLIS MN 55402-1110	7.53

I	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	7.28

As of June 30, 2019, to the knowledge of the Trust, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Fund as set forth below. Shareholders who beneficially own 25% or more of the outstanding shares of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Fund	Name and Address	Percent of Fund (%)
Intermediate-Term Municipals Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	31.38
New Jersey Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	37.82

	1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901
New York Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	35.25
Pennsylvania Municipals Fund	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	28.08

As of June 30, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Legg Mason Investor Services, LLC , a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of the Legg Mason Funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Legg Mason Funds or categories of Legg Mason Funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of the Legg Mason Funds. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, LMPFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments may also be based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. In addition, the Distributor, the Manager and/or certain of their affiliates may pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates may also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, may provide an incentive for Service Agents and their employees or associated persons to recommend or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2018, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund in the Legg Mason Fund complex. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2018 are not reflected.

Acadia Life Limited

ADP Retirement Services

Advisor Group Inc.

Allianz

Allstate Financial Services

American International Group

Ameriprise Financial Services, Inc.

Ascensus, Inc.

Aspire Financial Services, LLC

AXA Equitable Life Insurance Company

Benefit Plan Administrators, Inc.

Benefit Trust Company

Brighthouse Financial

Charles Schwab & Co.

Citigroup & Citi Private Bank

Commonwealth Financial Network

Digital Retirement Solutions, Inc.

E* Trade Securities, Inc.

Genworth Life and Annuity Insurance Company

Goldman Sachs & Co.

Great-West Financial Services Equities, Inc.

The Guardian Insurance & Annuity Company, Inc.

H.D. Vest Investment Securities, Inc.

Hantz Financial Services, Inc.

Janney Montgomery Scott LLC

Jefferson National Life Insurance Company

JP Morgan Chase

Lincoln Financial

LPL Financial LLC

MassMutual Life Insurance Co.

Matrix Settlement & Clearance Services, LLC

Merrill Lynch, Pierce, Fenner & Smith Incorporated

MetLife Insurance Company USA

Mid Atlantic Capital Corporation

Midland National Insurance Company

Minnesota Life Insurance Company

Morgan Stanley Wealth Management

National Security Life and Annuity Company

Nationwide Financial Services, Inc.

New York Life Insurance and Annuity Corporation

The Ohio National Life Assurance Corporation

The Ohio National Life Insurance Company

OneAmerica

Oppenheimer & Co. Inc.

Pacific Life Insurance Company

Pacific Life & Annuity Company

Paychex, Inc.

Pershing, LLC

PFS Investments, Inc.

PNC Investments LLC

Principal Life Insurance Company

Princor Financial Services

Protective Life Insurance Company

Prudential Financial

Raymond James Financial Services, Inc.

RBC Wealth Management

Reliance Trust Company

Sammons Financial Network, LLC

Security Benefit Life Insurance Company

Standard Insurance Company

Stifel Financial Corporation

Sun Life Assurance Company of Canada (US)

T. Rowe Price Retirement Plan

TD Ameritrade

TIAA-CREF

UBS Financial Services, Inc.

U.S. Bancorp Investments, Inc.

Vanguard Group Inc.

Voya Financial

Wells Fargo & Co.

The Winterbotham Trust Company Limited

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Sales Charges

The following expenses were incurred during the fiscal periods indicated:

Initial Sales Charges

The aggregate dollar amounts of initial sales charges received on Class A shares and the amounts retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended March 31,	Total Commissions ($)	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2019	503,668	59,553
	2018	700,793	93,150
	2017	951,440	99,720
New Jersey Municipals Fund	2019	155,647	11,600
	2018	137,839	11,307
	2017	258,517	22,501

New York Municipals Fund	2019	390,571	24,683
	2018	356,762	20,297
	2017	721,679	62,073

Pennsylvania Municipals Fund	2019	98,976	8,598
	2018	157,894	14,824
	2017	261,509	25,720

Contingent Deferred Sales Charges

The aggregate dollar amounts of contingent deferred sales charges on Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares

Fund	For the Fiscal Period Ended March 31,	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2019	18,447
	2018	22,036
	2017	23,413
New Jersey Municipals Fund	2019	0
	2018	573
	2017	9,720

New York Municipals Fund	2019	1,574
	2018	5,279
	2017	30,748
Pennsylvania Municipals Fund	2019	0
	2018	0
	2017	0

Class C Shares

Fund	For the Fiscal Period Ended March 31,	Amounts Retained by Distributor ($)
Intermediate-Term Municipals Fund	2019	0
	2018	0
	2017	604
New Jersey Municipals Fund	2019	50
	2018	1,008
	2017	11,148
New York Municipals Fund	2019	3,396
	2018	2,072
	2017	7,514
Pennsylvania Municipals Fund	2019	1,609
	2018	1,184
	2017	3,167

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund may pay monthly fees to the Distributor at up to the annual rates set forth below (as a percentage of the average daily net assets of the Fund attributable to the applicable share class).

Fund/Class	Rate (%)
Intermediate-Term Municipals Fund

Class A	0.15
Class C	0.75
Class FI	0.25

New Jersey Municipals Fund

Class A	0.15
Class C	0.70
Class FI	0.25

New York Municipals Fund

Class A	0.15
Class C	0.70
Class FI	0.25

Pennsylvania Municipals Fund

Class A	0.15
Class C	0.70
Class FI	0.25

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, Service Agents and other parties with respect to the sale of Fund shares for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. The Fund also may make payments to the Distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Distributor (or others), the amount of the fees paid by a class of the Fund during any year may be more or less than actual expenses incurred by the Distributor (or others). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Distributor’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Distributor (or others) are less than the fees paid to the Distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of that class (as defined in the 1940 Act).

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended March 31, 2019:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Intermediate-Term Municipals Fund
Class A	813,211	75
Class C	3,475,343	0

New Jersey Municipals Fund
Class A	196,025	0
Class C	237,766	0

New York Municipals Fund
Class A	630,881	10
Class C	435,428	165

Pennsylvania Municipals Fund
Class A	143,658	0
Class C	387,310	0

No information is presented for Class FI shares of the Fund, as no shares of that class were outstanding as of March 31, 2019.

For the fiscal period ended March 31, 2019, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Intermediate-Term Municipals Fund
Class A	813,286	0	225,975	1,580	1,040,841
Class C	3,464,170	12,340	200,945	1,482	3,678,937

New Jersey Municipals Fund
Class A	196,026	0	52,421	440	248,887
Class C	230,898	4,996	13,602	126	249,622

New York Municipals Fund
Class A	630,891	0	161,773	1,130	793,794
Class C	421,353	10,827	20,733	196	453,109

Pennsylvania Municipals Fund
Class A	143,658	0	42,448	314	186,420
Class C	376,017	8,681	18,970	192	403,860

No information is presented for Class FI shares of the Fund, as no shares of that class were outstanding as of March 31, 2019.

PURCHASE OF SHARES

Purchases of Fund shares are discussed under the “Buying shares” and “Exchanging shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. See the Fund’s Prospectus for a discussion of which share classes of the Fund are available for purchase, who is eligible to purchase shares of each class, and applicable investment minimums.

Investors may purchase shares from a Service Agent. However, Service Agents may not offer all classes of shares. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify the class of shares being purchased. Payment must be made with the purchase order. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage or other financial account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

Purchase orders received by the Fund prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the scheduled close of regular trading on the NYSE on any day the Fund calculates its NAV are priced according to the NAV determined on that day, provided the order is transmitted by the Service Agent to the Fund’s transfer agent in accordance with their agreed-upon procedures. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule. NAV is calculated separately for each share class.

Class A and Class A2 Shares. Class A and Class A2 shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Fund’s Prospectus. The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”). Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the initial sales charge. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

Class A2 shares are available only to individual investors who hold their shares through a Service Agent that has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares. PFS Investments Inc. has entered into an agreement with LMIS specifically authorizing the sale of Class A2 shares.

The Distributor and Service Agents may receive a portion of the sales charge as described in the Fund’s Prospectus and may be deemed to be underwriters of the Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A or Class A2 shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions for Class A and Class A2 Shares” below.

Class A and Class A2 Shares (Intermediate-Term Municipals Fund). Purchases of Class A or Class A2 shares of $500,000 or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class A and Class A2 Shares (New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund). Purchases of Class A or Class A2 shares of $1 million or more will be made at NAV without any initial sales charge on purchases but are subject to a contingent deferred sales charge on redemptions made within 18 months of purchase (except for purchases made through LMIS Accounts). The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C Shares (Intermediate-Term Municipals Fund). Class C shares are not available for purchase through LMIS Accounts. Class C shares are sold at NAV without an initial sales charge on purchases and are not subject to a contingent deferred sales charge payable upon redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class C Shares (New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund). Class C shares are not available for purchase through LMIS Accounts. Class C shares are sold at NAV without an initial sales charge on purchases but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class D Shares. Class D shares are offered to a limited group of investors who invest in the Fund through certain financial intermediary and retirement plan programs. Service Agents selling Class D shares may in the future discontinue offering Class D shares to clients of financial intermediaries. A Service Agent or financial intermediary may impose investment minimums. For more information about these programs, contact a Service Agent.

Class FI, Class R, Class I and Class IS Shares. Class FI shares are not available for purchase through LMIS Accounts. Class FI, Class R, Class I and Class IS shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class I shares may be purchased directly from the Fund by the following persons: (i) current employees of the Manager and its affiliates; (ii) former employees of the Manager and its affiliates with existing accounts; (iii) current and former board members of investment companies managed by affiliates of Legg Mason; (iv) current and former board members of Legg Mason; and (v) the “immediate families” of such persons. “Immediate families” are such person’s spouse (including the surviving spouse of a deceased board member), parents, grandparents, and children and grandchildren under the age of 21 (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I shares through a systematic investment plan.

Class IS shares may be purchased only by retirement plans with omnibus accounts held on the books of a Fund, certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS. In order to purchase Class IS shares, an investor must hold its shares in an account that is not subject to payment of fees for recordkeeping services, account servicing, networking, or similar services to Service Agents.

Class P Shares. Investors who received Class P shares as a result of the reorganization of Legg Mason Investment Grade Income Portfolio into Western Asset Corporate Bond Fund on July 10, 2009, may continue to invest in Class P shares. Class P shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.

Class 1 Shares. The Fund’s Class 1 shares are closed to all purchases and incoming exchanges. Investors owning Class 1 shares may continue to maintain their then-current Class 1 shares but are no longer permitted to add to their Class 1 share positions, except through reinvestments of dividends.

*    *    *    *    *

Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same Fund to Class I shares of that Fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

For additional information regarding applicable investment minimums and eligibility requirements for purchases of Fund shares, please see the Fund’s Prospectus.

Systematic Investment Plan

Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, shareholders may arrange for automatic periodic investments of $50 or more in certain share classes by authorizing the Distributor or the transfer agent to charge the shareholder’s account held with a bank or other financial institution, as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. Shareholders have the option of selecting the frequency of the investment (on a monthly, every alternate month, quarterly, semi-annual or annual basis) as long as the investment equals a minimum of $50 per month. Shareholders may terminate participation in the Systematic Investment Plan at any time without charge or penalty. Additional information is available from the Fund or your Service Agent.

Sales Charge Waivers and Reductions for Class A and Class A2 Shares

Initial Sales Charge Waivers. Purchases of Class A or Class A2 shares may be made at NAV without an initial sales charge in the following circumstances:

i.

sales to (a) current and retired board members, (b) current employees of Legg Mason and its subsidiaries, (c) the “immediate families” of such persons, as defined above, and (d) a pension, profit-sharing or other benefit plan for the benefit of such persons;

ii.

sales to employees of certain Service Agents having dealer, service or other selling agreements with the Distributor or otherwise having an arrangement with any such Service Agent with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

iii.	offers of Class A or Class A2 shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;

iv.

purchases by shareholders who have redeemed Class A or Class A2 shares in the Fund (or Class A or Class A2 shares of another fund sold by the Distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;

v.	purchases by certain separate accounts used to fund unregistered variable annuity contracts;

vi.

purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS;

vii.

purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name;

viii.

sales through Service Agents who have entered into an agreement with LMIS to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

ix.	purchases of Class A shares by shareholders investing through LMIS Accounts;

x.	investors investing through certain retirement plans; and

xi.	investors who rollover Fund shares from a qualified retirement plan into an individual retirement account administered on the same retirement plan platform.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the initial sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Service Agents approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

There are several ways you can combine multiple purchases of Class A or Class A2 shares of funds sold by the Distributor to take advantage of the breakpoints in the Class A or Class A2 shares sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Service Agent or the Fund if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Account statements may be necessary in order to verify your eligibility for a reduced sales charge.

Accumulation Privilege. The Accumulation Privilege allows you to combine the current value of shares of the Fund with other shares of funds sold by the Distributor that are owned by:

•	you or

•	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A or Class A2 shares, as applicable, for purposes of calculating the initial sales charges.

If you hold Fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the Distributor acquired by exchange from other funds offered with a sales charge may be combined. Shares of money market funds sold by the Distributor that were not acquired by exchange from other funds offered with a sales charge may not be combined. Please contact your Service Agent or the Fund for additional information.

Certain trustees and other fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent. A Letter of Intent helps you take advantage of breakpoints in Class A and Class A2 sales charges. Sales charges and breakpoints vary among the funds sold by the Distributor. See the Fund’s Prospectus for the sales charges and breakpoints applicable to Class A and Class A2 shares of the Fund.

Purchases of Class A and Class A2 may be aggregated for purposes of calculating each breakpoint. You may purchase Class A shares or Class A2 shares of funds sold by the Distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once.

At the time you enter into a Letter of Intent, you select your asset goal amount. Each time you make a Class A or Class A2 purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your asset goal amount. For example, if your asset goal amount is $100,000, any Class A or Class A2 investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the asset goal amount you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your asset goal amount. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your asset goal amount. You may include any Eligible Fund Purchases toward the asset goal amount, including shares of classes other than Class A or Class A2 shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A or Class A2 shares, and if any shares, including Class A or Class A2 shares, are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the Distributor may be credited towards your asset goal amount. Shares of money market funds acquired by exchange from other funds offered with a sales charge and sold by the Distributor may be credited toward your asset goal amount. The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your asset goal amount. A Letter of Intent is not available to LMIS Accounts.

Eligible Prior Purchases. You may also credit towards your asset goal amount any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your asset goal amount. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current asset goal amount. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between:

i.	the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and

ii.	the aggregate applicable sales charges for the increased asset goal amount.

However, you must contact your Service Agent before purchasing shares in excess of the asset goal amount as no retroactive adjustments can be made. The 13-month period during which the asset goal amount must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your asset goal amount will no longer count towards meeting your asset goal amount. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the asset goal amount will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Goal Amount” below. Exchanges in accordance with the Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your asset goal amount, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of the Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Goal Amount” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your asset goal amount as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your asset goal amount or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Goal Amount. If the total assets under your Letter of Intent within its 13-month term are less than your asset goal amount whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or otherwise cancelled the Letter of Intent before reaching your asset goal amount, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

Class A and Class A2 Shares

•

Class A and Class A2 shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares. Class A and Class A2 shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 18 months of purchase.

•

Class A and Class A2 shares that are not subject to a contingent deferred sales charge. If Class A or Class A2 shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 18 months of purchase.

Class C Shares.

•	Class C shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase.

•

Class C shares that are not subject to a contingent deferred sales charge. If Class C shares of the Fund are exchanged for shares of another fund sold by the Distributor that are subject to a contingent deferred sales charge, you may pay a contingent deferred sales charge if the shares acquired by exchange are redeemed within 12 months from the date of such exchange.

Class C1 Shares.

•

Class C1 shares that are subject to a contingent deferred sales charge. A contingent deferred sales charge will be imposed if shares are redeemed within 12 months of purchase. If Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date the shares exchanged were initially acquired.

•

Class C1 shares that are not subject to a contingent deferred sales charge. Class C1 shares of the Fund are not subject to a contingent deferred sales charge, but if Class C1 shares of the Fund are exchanged for Class C1 shares (or, if not available, Class C shares) of another fund sold by the Distributor that are subject to a contingent deferred sales charge, any contingent deferred sales charge that applies to the Class C1 shares of the other fund will apply to the Class C1 shares (or Class C shares, as applicable) acquired in exchange for the Class C1 shares of the Fund, and that contingent deferred sales charge will be measured from the date of such exchange.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. Unless otherwise noted above, the length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the Distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Fund’s Distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on:

i.	exchanges (see “Exchange of Shares”);
ii.

systematic withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”);

iii.	redemptions of shares within 12 months following the death or disability (as defined by the Code) of the shareholder;
iv.

mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2, (except that shareholders of certain retirement plans or IRAs established prior to May 23, 2005 will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption);

v.	involuntary redemptions;
vi.	redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise;
vii.	tax-free returns of an excess contribution to any retirement plan;
viii.

certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Manager; and

ix.	Class A shares held through LMIS Accounts.

The contingent deferred sales charge is also waived on Class C and Class C1 shares purchased by retirement plans with omnibus accounts held on the books of the Fund. Different Service Agents may offer different contingent deferred sales charge waivers. For more information, see the appendix to the Prospectus titled “Appendix: Waivers and Discounts Available from Certain Service Agents.”

A shareholder who has redeemed shares from other funds distributed by LMIS may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days in a fund distributed by LMIS and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

To have a contingent deferred sales charge waived, you or your Service Agent must let the Fund know at the time you redeem shares that you qualify for such a waiver. Contingent deferred sales charge waivers will be granted subject to confirmation by LMIS or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) that are authorized by the Distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares or Class C1 shares, if applicable, for Class A shares of an applicable fund sold by the Distributor, are permitted to maintain such share class exchange features for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program, Class C shares and Class C1 shares of the Fund may be purchased by plans investing less than $3,000,000. Class C shares and Class C1 shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances: For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) prior to June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the Distributor equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund. For participating plans established with the Fund or another fund in the Legg Mason family of funds (including funds for which LMPFA or any predecessor serves or has served as investment manager or administrator) on or after June 2, 2003, if such plan’s total Class C and Class C1 holdings in all non-money market funds sold by the Distributor equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares and Class C1 shares for Class A shares of the Fund.

Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares and Class C1 shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares and Class C1 shares but instead may acquire Class A shares of the same fund. Any Class C shares and Class C1 shares not converted will continue to be subject to the distribution fee.

For further information regarding the Grandfathered Retirement Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C shares and Class C1 shares exchange privileges applicable to their plan.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for each class of shares of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales charge based on the aggregate amount of the investment.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund based on the net asset value of a share of the Fund as of March 31, 2019:

Class A

	Intermediate-Term Municipals Fund	New Jersey Municipals Fund	New York Municipals Fund	Pennsylvania Municipals Fund
Net Asset Value Per Share ($)	6.35	12.21	13.01	12.76
Maximum Initial Sales Charge Percentage (%)	2.25	4.25	4.25	4.25
Offering Price ($)	6.50	12.75	13.59	13.33

REDEMPTION OF SHARES

Redemptions of Fund shares are discussed under the “Exchanging shares” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference.

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the NAV next determined after the suspension is lifted.

The Fund’s transfer agent, acting on behalf of the Fund, may place a temporary hold for up to 25 business days on the disbursement of redemption proceeds from an account held directly with the Fund if the transfer agent, in consultation with the Fund, reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. In order to delay payment of redemption proceeds under these circumstances, the Fund and the transfer agent must adopt certain policies and procedures and otherwise comply with the terms and conditions of no-action relief provided by the SEC staff. Financial exploitation means: (i) the wrongful or unauthorized taking, withholding, appropriation, or use of a Specified Adult’s funds or securities; or (ii) any act or omission by a person, including through the use of a power of attorney, guardianship, or any other authority regarding a Specified Adult, to (a) obtain control, through deception, intimidation or undue influence, over the Specified Adult’s money, assets or property, or (b) convert the Specified Adult’s money, assets or property. The transfer agent and/or the Fund may not be aware of factors suggesting financial exploitation of a Specified Adult and may not be able to identify Specified Adults in all circumstances. Furthermore, the transfer agent is not required to delay the disbursement of redemption proceeds and does not assume any obligation to do so. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is a natural person (i) age 65 and older, or (ii) age 18 and older and whom the Fund’s transfer agent reasonably believes has a mental or physical impairment that renders the individual unable to protect his or her own interests.

Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

The Fund reserves the right to modify or terminate telephonic, electronic or other redemption services described in the Prospectus and this SAI at any time.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan permits you to have a specified dollar amount automatically withdrawn from your account on a regular basis (i.e., on a monthly, quarterly, semi-annual or annual basis). The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund, excluding those shares held in certain IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Service Agent to determine if it offers a similar service.

Class A, Class A2, Class C, Class C1 and Class D Shareholders. Class A, Class A2, Class C, Class C1 and Class D shareholders having an account with a balance of $5,000 or more may elect to make withdrawals of a minimum of $50 per transaction per month and $150 quarterly per fund. There are two ways to receive payment of proceeds of redemptions made through the Systematic Withdrawal Plan: (1) Check mailed by the Fund’s transfer agent—Fund shares will be redeemed on the 25th of each month or the next business day and a check for the proceeds will be mailed within three business days; or (2) ACH to checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by contacting the Fund or your

Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.

Class FI, Class I and Class IS Shareholders. Certain shareholders of the Fund’s Class FI, Class I and Class IS shares with an initial NAV of $1,000,000 or more, or certain other shareholders authorized by LMIS, may be eligible to participate in the Legg Mason Institutional Funds Systematic Withdrawal Plan. Receipt of payment of proceeds of redemptions made through the Systematic Withdrawal Plan will be wired through ACH to your checking or savings account—redemptions of Fund shares may occur on any business day of the month and the checking or savings account will be credited with the proceeds in approximately two business days. Requests to change or discontinue the Systematic Withdrawal Plan may be made at the Fund’s website, www.leggmason.com/mutualfunds, by calling the Fund at 1-877-721-1926, or by writing to the Fund or your Service Agent. You may change the amount to be paid to you or terminate the Systematic Withdrawal Plan at any time, without charge or penalty, by notifying the Fund or your Service Agent. The Fund, its transfer agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

In General. The amounts paid to you each redemption period are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified.

Redemptions will be made at the NAV per share, determined as of the scheduled close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on the day corresponding to the redemption option designated by the investor, less any applicable contingent deferred sales charge. If the NYSE is not open for business on that day, the shares will be redeemed at the per share NAV determined as of the scheduled close of regular trading on the NYSE on the next day the NYSE is open, less any applicable contingent deferred sales charge. See “Valuation of Shares” below for additional information about the NYSE’s holiday schedule.

Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. A payment is taxable to the extent that the total amount of the payment exceeds the tax basis in the shares deemed sold. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before establishing a Systematic Withdrawal Plan. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of your original investment may be correspondingly reduced.

Ordinarily, you should not purchase additional shares of a fund in which you have an account if you maintain a Systematic Withdrawal Plan because there are tax disadvantages associated with such purchases and withdrawals.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by LMIS or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

Shares Purchased and Redeemed Through Another Service Agent

The Fund has authorized certain Service Agents to receive on its behalf purchase and redemption orders. Such Service Agents are authorized to designate plan administrator intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Service Agent or, if applicable, a Service Agent’s authorized designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized Service Agent or the Service Agent’s authorized designee and accepted by the Fund.

Transferring Legg Mason Fund Shares to Another Service Agent

You may transfer Fund shares only to a Service Agent that has entered into an agreement with LMIS or one of its affiliates with respect to the Fund. Some Service Agents may have agreements with LMIS or one of its affiliates with respect to some Legg Mason Funds and not others. Depending on the Service Agent to which you transfer the shares, certain shareholder services may not be available for the transferred shares. After the transfer, you may purchase additional Fund shares. All future trading of Fund shares, including exchanges, is subject to the rules of the Service Agent and its continued agreement with the distributor that permits such trading.

You should contact your Service Agent or the appropriate fund for further information on transferring Fund shares.

EXCHANGE OF SHARES

Exchanges of Fund shares are discussed under the “Buying shares,” “Exchanging shares,” and “Redeeming shares” sections of the Fund’s Prospectus; this information is incorporated herein by reference. The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the Distributor. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The Prospectus describes the requirements for exchanging shares of the Fund and may be obtained as described on the cover page of this SAI.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The Distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class I and Class IS Exchanges. Class A, Class FI, Class R, Class I and Class IS shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge but subject to a contingent deferred sales charge, if applicable.

Class A2 Exchanges. Investors that hold Class A2 shares may exchange those shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable, for Class A2 shares of other funds or, if such fund does not offer Class A2, for Class A shares.

Class C Exchanges. Class C shares of the Fund may be exchanged for other Class C shares without imposition of any charge but subject to a contingent deferred sales charge, if applicable. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Fund that have been exchanged.

Class C1 Exchanges. Investors that hold Class C1 shares may exchange those shares for Class C1 shares of other funds sold by the Distributor, or if a fund does not offer Class C1, for Class C shares, in each case without imposition of any charge but subject to a contingent deferred sales charge, if applicable. However, once an investor exchanges Class C1 shares for Class C shares, the investor would not be permitted to exchange from Class C shares back to Class C1 shares.

Class D Exchanges. Class D shares of the Fund may not be exchanged.

Class P Exchanges. Class P shares may exchange those shares for Class P shares of other funds sold by the Distributor.

Class 1 Exchanges. Class 1 shareholders who wish to exchange all or a portion of their shares may exchange Class 1 shares for Class A shares of certain funds available for exchange. Ask your Service Agent about the funds available for exchange.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares or Class C1 shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Program with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the Fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the Fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

The exchange privilege may be modified or terminated at any time and is available only in those jurisdictions where such exchanges legally may be made. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange. Other taxes or tax-related consequences may apply, and you should consult your tax adviser before requesting an exchange.

VALUATION OF SHARES

The net asset value per share of each class of the Fund is generally calculated as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the NYSE is open. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class specific expenses, the per share net asset value of each class of the Fund will differ. Please see the Fund’s Prospectus for a description of the procedures used by the Fund in valuing its assets.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new Subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI.

Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/mutualfundsliterature (click on the name of the Fund) and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities for the Legg Mason Funds. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 14 calendar days after quarter-end. The Fund discloses this information on Legg Mason’s website: www.leggmason.com/mutualfundsliterature (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of March 31, 2019, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
1919 Investment Counsel, LLC	Daily	None

Barclays Bank PLC	Daily	None

Best Alternative Outsourcing Services LLP	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Legg Mason personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 16, 2007, the Fund was redomiciled as a series of the Trust. Prior thereto, the Fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. From October 5, 2009 to August 1, 2012, Intermediate-Term Municipals Fund, New Jersey Municipals Fund, New York Municipals Fund and Pennsylvania Municipals Fund were known as Legg Mason Western Asset Intermediate-Term Municipals Fund, Legg Mason Western Asset New Jersey Municipals Fund, Legg Mason Western Asset New York Municipals Fund and Legg Mason Western Asset Pennsylvania Municipals Fund, respectively.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Investments in Municipal or Other Tax-Exempt Funds

The Fund intends to satisfy conditions that will enable it to pay “exempt-interest dividends” to its shareholders. Exempt-interest dividends are dividends attributable to interest income received from municipal obligations and are generally not subject to regular U.S. federal income taxes, although they may be considered taxable for certain state and local income tax purposes and may be subject to the federal alternative minimum tax. Repurchase agreements on municipal obligations generally give rise to taxable interest income, which will not be included in exempt-interest dividends when distributed by the Fund.

Interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes in proportion to the percentage that the Fund’s distributions of exempt-interest dividends bears to all of the Fund’s distributions, excluding capital gain dividends. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the Fund may, under certain circumstances, cause a portion of such benefits to be subject to U.S. federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Fund that represents income derived from certain revenue or “private activity bonds” held by the Fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to the federal alternative minimum tax or the federal “excess net passive income” tax. Corporate shareholders are not subject to the federal alternative minimum tax.

The treatment under state and local tax law of Fund dividends may differ from the U.S. federal income tax treatment of such dividends under the Code.

Capital Loss Carryforwards—Not Subject to Expiration

As of March 31, 2019, as set forth below, the Fund had capital losses that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. Capital losses that are not subject to expiration must be utilized by the Fund before the Fund’s capital loss carryforwards that are subject to expiration, if any, may be utilized.

Fund	Amount of Capital Loss Carryforward ($)
Intermediate-Term Municipals Fund	79,886,258

New Jersey Municipals Fund	11,180,964

New York Municipals Fund	29,715,234

Pennsylvania Municipals Fund	7,599,410

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends-received deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Exempt-interest dividends paid by the Fund are exempt from regular U.S. federal income taxes. Other distributions from the Fund’s net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

The Fund does not anticipate that any of its dividends paid will qualify for the dividends-received deduction or be treated as qualified dividend income.

Dividends and distributions from the Fund (excluding exempt-interest dividends) will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends (excluding exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account. For these purposes, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

New Jersey Taxation. So long as the New Jersey Municipals Fund holds New Jersey municipal obligations that constitute not less than 80% of the aggregate principal amount of the Fund’s investments, distributions by the Fund that are derived from interest on New Jersey municipal securities or from gain on the sale of municipal securities issued by New Jersey issuers will be exempt from New Jersey personal income tax. Distributions attributable to interest earned by the Fund on U.S. government securities will also be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry shares of the New Jersey Municipals Fund generally is not deductible for New Jersey income tax purposes. All distributions by the Fund to a corporate shareholder will generally be subject to New Jersey Corporation Business Tax. The foregoing is only a brief summary of the New Jersey tax considerations generally affecting the New Jersey Municipals Fund and its shareholders who are New Jersey residents. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

New York State and City Taxation. New York resident shareholders of the New York Municipals Fund will not be subject to New York state or New York City personal income tax on exempt-interest dividends from the Fund attributable to interest on New York municipal securities. The New York Municipals Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the State of New York. Exempt-interest dividends are not excluded in determining New York state franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Municipals Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Pennsylvania Taxation. Exempt-interest dividends distributed by the Pennsylvania Municipals Fund will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Fund from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates. For purposes of the Philadelphia school district investment income tax distributions that are designated as capital gain distributions for U.S. federal income tax purposes will be excluded from the tax base. The foregoing is only a brief summary of the Pennsylvania tax considerations generally affecting the Pennsylvania Municipals Fund and its shareholders that are subject to Pennsylvania taxation. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended March 31, 2019, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 1-877-721-1926.

Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

1

For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

2

Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.

3	For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.
4

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term “prime” rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the

Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

–	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

–	The nature and provisions of the financial obligation, and the promise we impute; and

–

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

–	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

–	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers (Currently applied and/or outstanding):

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

–	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

–

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.

Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

–

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

–

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

–	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity’s issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk. Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

(a)	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

(b)	bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or

(c)	distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Appendix C

ADDITIONAL INFORMATION CONCERNING

NEW JERSEY MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the state of New Jersey (“New Jersey” or the “State”). The sources of payment for New Jersey municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived from (i) information provided by the State in an official statement relating to an offering of New Jersey bonds, dated December 7, 2016 (the “Official Statement”), and (ii) with respect to the section titled “Fiscal Year 2018 Supplement,” information contained in the State’s Office of Management and Budget’s analysis of New Jersey’s Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2018, dated April 30, 2019 (the “Supplement”). The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the Supplement. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such Official Statement or Supplement, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

GENERAL INFORMATION

New Jersey is the eleventh largest state in population and the fifth smallest by land area. According to the United States Bureau of the Census (“Census Bureau”), the population of New Jersey was estimated to be 8,958,013 as of December 7, 2016. New Jersey’s population increased from 7,762,963 in 1990 to 8,430,621 in 2000 and then to 8,803,881 in 2010. New Jersey is the most densely populated of all the states with an average of 1,196 persons per square mile according to the 2010 Census. New Jersey is located at the center of a megalopolis which extends from Boston in the north to Washington, D.C. in the south and which includes over one-fifth of the country’s population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation augment the air, land, and water transportation complex which has influenced much of the State’s economy. This central location in the northeastern corridor combined with the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices.

The State has a diverse economic base consisting of a variety of manufacturing, construction, and service industries. This is supplemented by commercial agriculture in the rural areas. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. Since 1978, casino gambling in Atlantic City has been an important State tourist attraction.

New Jersey’s population grew rapidly in the years following World War II, before slowing to an annual rate of growth of 0.28% in the 1970s. The annual rate of growth rose to 0.51% between 1981 and 1990, accelerated to 0.83% between 1991 and 2000 but then returned to 0.43% between 2001 and 2010. This lagged behind the annual rate of growth for the United States as a whole but it compares favorably with neighboring states. According to the Census Bureau, New York’s population grew at an annual rate of 0.21% from 2001 to 2010 while Pennsylvania’s population grew at a rate of 0.34% during the same period.

The increase in the State’s total population during recent decades masks the redistribution of population within the State. For many years there was a significant shift from the northeastern industrial areas toward the coastal counties of Atlantic, Ocean and Monmouth, and the central New Jersey counties of Hunterdon, Somerset and Middlesex. However, preliminary data suggests that in recent years counties in the northeastern part of the State, most notably Hudson, have been gaining population relative to the rest of the State. Most of the counties along the Delaware River, including Hunterdon, have lost population since 2010. Cumberland and Cape May counties have also seen declines in population since 2010.

ECONOMIC OUTLOOK

The State gained 20,300 jobs in June 2016 for a total of 17,800 jobs gained during 2016. The State gained 30,300 jobs over the same period in 2015. Payroll growth has slowed nationally also with the nation gaining 1.029 million jobs over the first six months of 2016 versus 1.322 million jobs during the same period in 2015. Payroll growth in New Jersey over the first half of 2016 has been led by the trade, transportation, and utilities sector (+12,500) jobs; the leisure and hospitality services sector, (+7,300) jobs; and the construction sector (+5,100) jobs. The decline in payrolls has been led by the professional and business services sector (-15,000) jobs; educational and health services sector (-2,300) jobs; and the other services sector, (-100) jobs.

The State’s unemployment rate stood at 5.1% at the end of June 2016 which was 0.3 percentage points higher than the 4.8% unemployment rate at the beginning of the year. The State’s unemployment rate was 5.6% at the end of June 2015 for a year-over-year decline of 0.5 percentage points. As of December 7, 2016, the State’s unemployment rate was 0.2 percentage points higher than the national rate of 4.9%. The State’s labor force participation rate stood at 64.2% at the end of June 2016 which was 0.2 percentage points higher than the June 2015 participation rate of 64.0%. The State continues to have a higher labor force participation rate than the nation as a whole where the rate as of December 7, 2016 was 62.7%.

As of December 7, 2016, the State’s housing market continued to improve with sales activity in 2016 higher than during the corresponding period in 2015. Sales of existing single-family homes were 18.9% higher than a year ago as of June 2016. Sales of all existing homes were 16.8% higher than a year ago, again as of June 2016. This is according to data from the New Jersey Association of Realtors. Residential construction also continued to expand with the number of single-family building permits issued as of May 2016 being 2.4% higher than a year ago. As of December 7, 2016, the number of permits issued for units in large multifamily buildings (with 5 or more units) was 22.2% lower than a year ago, but this is only because 2015 was a banner year for the sector. Otherwise as of December 7, 2016 this was the second most number of permits issued in the post-Great Recession period. State building permits data is from the U.S. Census Bureau.

As of December 7, 2016, the State continued to have a high number of homes in foreclosure with 70,858 mortgages in foreclosure as of the end of the first quarter of 2016 according to data from the Mortgage Bankers Association. This was 6.2% of all mortgages being serviced in New Jersey, which was more than triple the national average of 1.7%. However, the State had made strides as of December 7, 2016 in reducing the number of foreclosures where the share was as high as 7.7% as recently as the end of the first quarter of 2015. New Jersey has a judicial foreclosure process which does make the foreclosure process more time consuming but this does provide greater protections for the consumer.

Real gross state product grew by 1.8% in 2015 which was a full percentage point higher than the 0.8% growth in 2014. This was also higher than the growth in real gross state product for both New York, 1.4%, and Pennsylvania, 1.7%. Personal income, which is income from all sources including earnings, assets, and transfer income, grew by 4.0% in 2015. This was below the 4.7% growth rate of 2014 but is still considered to be a good growth rate.

There was seemingly a change in the outlook for the national economy that slowly manifested itself over the first few months of 2016. The national economy entered the year on a high note with strong labor market growth in 2015 and the Federal Reserve’s Federal Open Market Committee (“FOMC”) raising the federal funds rate target by a quarter of a percent in December 2015. Economic projections released after their December meeting indicated that members of the FOMC anticipated four quarter-point increases in the federal funds rate target over the course of 2016 while real GDP would grow between 2.3 and 2.5% in 2016.

As of December 7, 2016, energy prices were near historic lows as they had been driven down by reductions in both oil and natural gas prices, particularly in the United States, and they were not expected to rise substantially, if at all, in the near term. This reduces production and distribution costs, in turn promoting increased output and lower prices. Reduced consumer expenses for heating and transportation were expected to augment savings and consumption.

As of December 7, 2016, dual global events combined with slowing payroll growth led to downgrades in the national economic outlook. Events in China at the start of 2016 created global financial market volatility that spread to U.S. equity markets. Although financial markets recovered their losses, there continue to be on-going questions about the slowdown in the Chinese economy as it transitions from a manufacturing/export-based economy to one that is driven by domestic consumption. As those concerns began to diminish, global financial markets were then unsettled by the outcome of the ‘Brexit’ vote in June 2016 that saw the United Kingdom (“UK”) vote to leave the European Union (“EU”). The outcome of the ‘Brexit’ vote has raised concerns that economic growth will slow in both the UK and the EU. The U.S. is largely insulated from this because domestic consumption is the primary driver of economic growth. But slowing global economic growth combined with a stronger dollar, as global capital seeks safe havens, is expected to continue to restrain the U.S. manufacturing sector which, though only a small part of the U.S. economy, has already been battered by a number of exogenous factors. Moreover, slowing global economic growth means the U.S. cannot look to exports as a means to help boost the economic recovery unless either the UK or EU pivot toward the U.S. as they distance themselves from each other.

As of December 7, 2016, the FOMC anticipated real GDP growth of 2.0% in both 2016 and 2017 according to the median projection and members of the FOMC expect the U.S. economy to expand at a moderate pace but this would require monetary policy to continue to remain accommodative. This has implications for the New Jersey economic recovery, which the State expects to improve according to labor market and housing data. But should economic growth slow at the national level, the State expects it to also slow in New Jersey.

As of December 7, 2016, negotiations between the State Legislature and the Governor over funding for the Transportation Trust Fund were continuing. On June 30, 2016, the Governor issued EO 210, whereby the Governor ordered the shutdown of all projects currently being funded by the Transportation Trust Fund Authority (“TTFA”), both State and local, except for projects being identified as essential for the health, safety and welfare of the public or projects which are funded by federal funds. On August 17, 2016, the Governor issued EO 213 which provides for funding for transportation projects that are determined to be essential for the health, safety and welfare of the public or to ensure the receipt of federal funds. As of December 7, 2016, negotiations between the State Legislature and the Governor were expected to continue toward an agreement over funding for the Transportation Trust Fund and over new bonding capacity for the TTFA. The State anticipated, as of December 7, 2016 that work on projects funded by the TTFA would resume in Fiscal Year 2017.

*****

FISCAL YEAR 2018 SUPPLEMENT

Economic Outlook

New Jersey’s labor market expanded for an eighth consecutive year. Total nonfarm payroll employment increased by 39,400 jobs in 2018 for an average monthly gain of 3,300 jobs. Job growth was led by the services sector with leisure and hospitality services gaining 12,700 jobs in 2018; followed by the education and health services sector, up 11,900 jobs; and the trade, transportation, and utilities sector, which gained 4,900 jobs. Both the construction and manufacturing sectors performed well, gaining 4,200 jobs and 3,200 jobs, respectively.

The State’s unemployment rate fell to 3.9 percent in December 2018, matching the national unemployment rate. The State’s unemployment rate declined by 0.8% over the course of 2018. As of April 30, 2019, the State’s labor force participation rate had been fairly stable for the last several months at 62.4 percent.

The State’s housing market had a down year in 2018 with total existing home sales 0.6 percent lower than in 2017. Sales of single-family homes were roughly even with 2017, but sales of townhomes and condos were 1.0 percent lower. Residential construction fared slightly better. Permits to build single-family homes in 2018 were 4.6% higher than in 2017. However, the number of permits to build apartment building units was 9.0 percent lower for a year-over-year decline of 4.3 percent in the total number of residential construction permits.

The State’s economy continued to expand in 2018. Real Gross Domestic Product (“GDP”) for the State grew at a 3.3 percent annual rate in the third quarter of 2018, the third consecutive quarter that the annualized growth rate was 3.3 percent or better. Aggregate personal income, which is a broad measure of income that not only includes wage income but asset and transfer income as well, grew 3.6 percent in 2018.

The national economic expansion also continued in 2018. Real GDP grew 2.9 percent in 2018, while the labor market added 2.7 million jobs. Existing home sales declined by 3.4 percent for the year because the housing market was negatively affected by low inventory levels and appreciating prices. Consumer prices grew 2.4 percent in 2018 according to the Consumer Price Index (“CPI”) with core prices, which excludes food and energy goods, growing 2.1 percent.

As of April 30, 2019, the State expected the national economic expansion to continue in 2019. The Federal Reserve Open Market Committee (“FOMC”) projected United States real GDP to grow 2.1 percent in 2019. According to the State, as of April 30, 2019, the economy faced potential headwinds in the form of slowing global economic growth as well as policy uncertainty because of on-going trade negotiations. As a result, the State’s decision to raise the federal funds rate at future meetings was expected to depend on the economic data.

Financial Highlights

Government-wide

The State’s assets and deferred outflows of resources totaled $72.7 billion, a decrease of $3.2 billion from Fiscal Year 2017 after restatements that resulted in a $58.5 billion decrease in net position. Restatements were made to increase capital assets; decrease other assets; increase current liabilities; and implement GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions. As of June 30, 2018, the State’s liabilities and deferred inflows of resources exceeded assets and deferred outflows of resources by $198.1 billion. The State’s unrestricted net position, which represents net assets that have no statutory commitments and are available for discretionary use, totaled a negative $214.1 billion. The negative balance was primarily a result of the State implementing, in Fiscal Year 2015, GASB Statement No. 68, Accounting and Financial Reporting for Pensions and the State implementing in Fiscal Year 2018, GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions. Financing activities that contributed to the State’s negative unrestricted net position included liabilities from pension obligation bonds, the funding of a portion of local elementary and high school construction, and the securitization of a major portion of annual tobacco master settlement agreement receipts with no corresponding assets.

As of June 30, 2018, component unit assets (defined below) and deferred outflows of resources exceeded component unit liabilities and deferred inflows of resources by $17.3 billion. Total component unit assets and deferred outflows of resources totaled $54.1 billion, a $1.6 billion increase from Fiscal Year 2017.

Fund Level

The State’s governmental funds reported, as of June 30, 2018, combined ending fund balances of $11.5 billion, a decrease of $0.3 billion when compared to Fiscal Year 2017 after restatements. Fund balances are segregated into the following categories: non-spendable, restricted, committed, and unassigned. The non-spendable fund balance classification ($20.4 million) includes amounts that are legally required to remain intact. The restricted fund balance classification ($6.5 billion) is used when constraints have been placed upon the use of resources through enabling legislation initiated by voter referendum, constitutional provisions, debt covenants, or other external parties such as the federal government. The committed fund balance classification ($4.1 billion) includes amounts that can only be used for purposes specified in enabling legislation with the consent of both the legislative and executive branches. In contrast to the restricted fund balance classification, amounts in this category may be redeployed for other purposes with appropriate due process. Finally, the unassigned fund balance ($990.6 million) represents the fund balance amount that has not been restricted or committed to a specific purpose within the General Fund.

During Fiscal Year 2018, the proprietary funds’ net position increased by $348.9 million resulting in net position of $3.1 billion as of June 30, 2018.

Long-term Obligations

The State’s governmental long-term obligations decreased 8.7 percent after restatements to $239.0 billion, which includes a net decrease in bonded obligations of $1.0 billion. During Fiscal Year 2018, the State issued $4.7 billion in bonds. New money issuances represented $0.7 billion primarily for transportation program improvements, while $4.0 billion represented refunding transactions that provided the State with $240.1 million in net present value savings. During Fiscal Year 2018, the State paid $4.9 billion in debt service on its long-term obligations.

As of June 30, 2018, non-bonded portions of the State’s governmental long-term obligations totaled $193.9 billion. This amount represented a $21.9 billion decrease from Fiscal Year 2017 and was mainly attributable to decreases in the Net Pension Liability and Total Other Postemployment Benefits (“OPEB”) Liability of $15.5 billion and $6.6 billion, respectively, resulting from changes in assumptions relating to the pensions and OPEB plans.

Government-Wide Financial Analysis

The State ended Fiscal Year 2018 with combined net position for the primary government totaling a negative $198.1 billion. This amount represents a reduction of net position of $7.0 billion from Fiscal Year 2017 after restatements. Restricted net position includes funds used to pay unemployment claims and open space preservation. Capital assets, net of depreciation, are used by the State to provide services to citizens; consequently, these assets are not available for future spending. Net investment in capital assets includes land, land easements, land improvements, buildings and improvements, equipment and software, infrastructure (roads, bridges, and other immovable assets), and construction in progress. The deficit in unrestricted governmental net position arose primarily as a result of the cost of the State’s school facilities construction program, depreciation expense related to capital assets, and certain liabilities, including but not limited to the Net Pension Liability and the Total OPEB Liability, that are required to be included in the government-wide financial statements.

Changes in Net Position

The State’s Fiscal Year 2018 net position decreased by $7.0 billion after restatements. Approximately 52.3 percent of the State’s total revenues came from general taxes, while 28.2 percent was derived from operating grants. Charges for services amounted to 17.6 percent of total revenues, while other items such as capital grants and miscellaneous revenues accounted for the remainder. State expenses cover a range of services. The largest expense, 25.5 percent, was for educational, cultural, and intellectual development, which included approximately $359.4 million disbursed by the New Jersey Schools Development Authority (a blended component unit) to help finance school facilities construction; physical and mental health amounted to 21.9 percent; and government direction, management, and control amounted to 21.9 percent. Other major expenditures focused on economic planning, development, and security; State Lottery Fund; and public safety and criminal justice. During Fiscal Year 2018, governmental activities expenses exceeded program revenues. This imbalance was mainly funded through $33.8 billion of general revenues (mostly taxes). The remaining $7.4 billion resulted in a decrease in net position. Offsetting the governmental net position decrease, business-type activities reflected a net position increase of $348.9 million primarily because the Unemployment Compensation Fund’s available resources exceeded the need to pay claims.

Primary Government – Revenues and Expenses

The majority of State service functions fall into this category, which includes Executive, Legislative, and Judicial Branch operations. Governmental activity functions rely heavily on State taxes and federal grant receipts for funding their respective programs and functions.

During Fiscal Year 2018, State revenues, including transfers, totaled $62.5 billion or an increase of $2.2 billion when compared to Fiscal Year 2017 after restatements. This increase is primarily attributable to higher Gross Income Tax collections, charges for services, and miscellaneous revenue (asset sales and legal settlements). General taxes totaled $32.7 billion and accounted for 52.3 percent of total State revenues for Fiscal Year 2018. The State’s Gross Income Tax totaled $15.0 billion, the Sales and Use Tax totaled $9.7 billion, and the Corporation Business Tax totaled $2.3 billion. The State’s three major taxes comprised 82.7 percent of the total general taxes that were collected during Fiscal Year 2018. General taxes increased by $1.1 billion when compared to Fiscal Year 2017.

Fiscal Year 2018 expenses totaled $69.6 billion, a decrease of $2.1 billion after restatements in comparison to Fiscal Year 2017. State spending decreased by $3.7 billion in government direction, management, and control mainly due to decreases in pension and OPEB expenses resulting from changes in assumptions. Partially offsetting this spending decrease were spending increases in State Lottery Fund, $1.1 billion, and interest expense, $234.9 million.

Component Units

Legally separate operations and organizations for which the State has financial accountability are considered component units. The State’s component units for Fiscal Year 2018 consist of 11 senior public institutions of higher education as well as 20 authorities; of the latter 20, five (the Garden State Preservation Trust, the New Jersey Building Authority, the New Jersey Schools Development Authority, the New Jersey Transportation Trust Fund Authority, and the Tobacco Settlement Financing Corporation) are blended into governmental activities.

Combined operating revenues and expenses for the State’s component units for Fiscal Year 2018 amounted to $14.3 billion and $14.8 billion, respectively. Total operations along with other revenue and expenses contributed to total combined net assets at fiscal year-end of $17.3 billion. The component units received $1.2 billion in State appropriations during Fiscal Year 2018.

Major Governmental Funds

The State’s governmental funds reported June 30, 2018 fund balances of $11.5 billion, a $0.3 billion decrease from Fiscal Year 2017 after restatements.

General Fund

The General Fund is the State’s chief operating fund and is the fund into which all State revenues, not otherwise restricted by statute, are deposited. The General Fund’s ending fund balance for Fiscal Year 2018 totaled $5.6 billion of which $990.6 million represented unassigned fund balance.

On a budgetary basis, general revenues of $35.4 billion were $3.6 billion lower than the final budget. The negative variance was primarily the result of unearned federal and other grant revenues of $1.9 billion, a decline of $615.0 million in other revenues, lower services and assessments of $573.6 million, and a decline in taxes of $439.4 million. Federal and other grant revenues are not earned unless there has been a grant award and eligible grant expenses incurred. To the extent that federal and grant appropriations are made in anticipation of grant awards and the incurrence of grant expenditures, grant revenues are budgeted.

Total expenditures were $4.6 billion lower than original appropriations as set forth in the annual Appropriations Act plus supplemental appropriations enacted during Fiscal Year 2018. A major cause for under-spending resulted from the overestimate of federal funds. This practice allows the State to receive the maximum federal dollars that become available. During Fiscal Year 2018, the State’s appropriation of federal funds and other grants exceeded expenditures by $1.9 billion. These excess appropriations are available for use in future years. From a Fiscal Year 2018 program perspective, under-spending transpired in physical and mental health ($1.8 billion); transportation programs ($789.7 million); community development and environmental management ($732.5 million); economic planning, development, and security ($603.2 million); government direction, management, and control ($469.0 million); public safety and criminal justice ($363.7 million); special government services ($59.5 million); and offset by over-spending in educational, cultural, and intellectual development ($148.0 million).

Property Tax Relief Fund

The Property Tax Relief Fund accounts for revenues from the Gross Income Tax and one-half percent of the Sales and Use Tax that is constitutionally dedicated for property tax relief. Appropriations from this fund must be used exclusively for the constitutional purpose of reducing or offsetting property taxes. During Fiscal Year 2018, $15.5 billion of property tax relief expenditures were made. The Property Tax Relief Fund’s Fiscal Year 2018 ending fund balance was $27.9 million.

Proprietary Funds

State Lottery Fund (Common Pension Fund L)

During the term of the Lottery contribution monies derived from the sale of State lottery tickets are deposited into Common Pension Fund L pursuant to the Lottery Enterprise Contribution Act (“LECA”). Disbursements are authorized for the payment of prizes to holders of winning lottery tickets, vendor fees in the production and distribution of lottery tickets, and for the administrative expenses of the Division of the State Lottery. In accordance with the LECA, remaining balances are contributed to Teachers’ Pension and Annuity Fund (77.78%), Public Employees’ Retirement System (2 1.02%), and Police and Firemen’s Retirement System (1.20%) for a 30 year term effective as of June 30, 2017. The present value of obligations for future installment payments of lottery prizes, which are funded by the purchase of deposit fund contracts and United States Government Treasury securities, are accounted for in this fund.

For Fiscal Year 2018, gross revenues totaled $3.4 billion of which $2.0 billion was returned in prizes; $976.0 million was transferred to pension funds and $53 million was transferred to the General Fund in accordance with LECA and the Memorandum of Lottery Contribution; $247.2 million was paid to sales agents and ticket vendors; and $55.9 million covered Lottery operational and promotional expenses. As of June 30, 2018, the State Lottery, since its inception, has generated over $73.9 billion in gross revenues, $40.6 billion in prizes, contributed $26.0 billion to the State, and $1.0 billion in pension contributions.

Unemployment Compensation Fund

The Unemployment Compensation Fund accounts for monies deposited from employers’ and employees’ contributions for unemployment compensation, amounts credited or advances made by the federal government, and amounts received from any other source. After consideration is given to any claim for refund of overpayment of contributions, the Division of Employment Security transfers the remainder to the Treasurer of the United States for credit to the State of New Jersey Unemployment Compensation Fund. Total unemployment claims paid decreased by $18.4 million in Fiscal Year 2018.

Capital Assets

The New Jersey Department of the Treasury is responsible for ensuring all departments record their capital assets in the State’s capital asset system. In addition to New Jersey’s Department of Transportation identifying significant requirements for bridge repair and maintenance, the New Jersey Commission on Capital Budgeting and Planning had identified, as of June 30, 2018, a significant amount of capital investment requirements for State facilities. The State’s annual budget and planning process prioritizes these requirements and recommends funding, as can be accommodated within available resources. Over the last few years, New Jersey budgets have been built on limited resources.

The Fiscal Year 2018 capital appropriation included $3.6 billion of State and matching federal funds for both the Department of Transportation and the New Jersey Transit Corporation. The State’s share, funded through the New Jersey Transportation Trust Fund Authority, produced $898.8 million for State highway infrastructure, $425.2 million for local highways, and $676.0 million for mass transit. During Fiscal Year 2018, the New Jersey Economic Development Authority issued $350.0 million of School Facilities Construction Bonds, net of refundings, to help fund the New Jersey Schools Development Authority’s program. Accordingly, as of June 30, 2018, a total of $10.8 billion of the $12.6 billion school facilities construction bond program had been issued. The constitutional dedication of 4.0 percent of the Corporation Business Tax was appropriated and/or reserved to fund hazardous discharge cleanup, underground storage tank improvements, and surface water quality projects.

The State’s investment in capital assets, net of accumulated depreciation, totaled $28.2 billion as of June 30, 2018. Depreciation expense charges for Fiscal Year 2018 totaled $1.1 billion.

Debt Administration

As of June 30, 2018, New Jersey’s outstanding long-term obligations for governmental activities totaled $239.0 billion, a $22.9 billion decrease over Fiscal Year 2017 after restatements. Of the $22.9 billion decrease, $22.1 billion is attributable to decreases in the Net Pension Liability and Total OPEB Liability. Additionally, there was a decrease of $1.0 billion in bonded debt and a $0.2 billion increase in other non-bonded debt. Long-term bonded obligations totaled $45.1 billion, while other long¬term obligations totaled $193.9 billion. In addition, the State has $15.0 billion of legislatively authorized bonding capacity that had not yet been issued as of April 30, 2019. As of June 30, 2018, the legislatively authorized but unissued debt decreased by $0.2 billion from Fiscal Year 2017.

Pension and Other Postemployment Benefits (“OPEB”) Obligations

In Fiscal Year 2018 the State funded the various defined benefit pension systems at 5/10th of the full actuarially determined contributions. Employer contributions to the pension plans are calculated per the requirements of the governing State statutes using generally accepted actuarial procedures and practices. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the pension plans may differ from the actuarially determined contributions of the pension plans because the State’s contribution to the pension plans is subject to the appropriation of the State Legislature and actions by the Governor. GASB Statement No. 68, Accounting and Financial Reporting for Pensions, requires participating employers to recognize their proportionate share of the collective net pension liability. Under the new statement, the calculation of the pension liability was changed to a more conservative methodology and each employer was allocated a proportional share of the pension plans’ net pension liability. The State’s share of the net pension liability, based on a measurement date of June 30, 2017, which is required to be recorded on the financial statements, is $99.6 billion.

The Fiscal Year 2019 aggregate State contribution to the pension plans of $3.213 billion represents 6/10th of the full actuarially determined contribution.

The State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. In Fiscal Year 2018, the State paid PRM benefits for 148,401 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Year 2018, the State contributed $1.909 billion to pay for pay-as-you-go PRM benefit costs incurred by covered retirees. The increase in the State’s pay-as-you-go contribution between Fiscal Year 2017 and Fiscal Year 2018 is attributed to rising health care costs, an increase in the number of participants qualifying for State-paid PRM benefits at retirement and larger fund balance utilization in Fiscal Year 2017 than in Fiscal Year 2018. The Fiscal Year 2019 Appropriations Act includes $1.921 billion as the State’s contribution to fund pay-as-you-go PRM costs.

In accordance with the provisions of GASB Statement No. 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, the State is required to quantify and disclose its obligations to pay OPEB to retired plan members. This new standard supersedes the previously issued guidance, GASB Statement No. 45, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, effective for Fiscal Year 2018. As of June 30, 2018, the State is required to accrue a liability in all instances where statutory language names the State as the legal obligor for benefit payments. As such, the Fiscal Year 2017 total State OPEB liability to provide these benefits was re-measured to $97.1 billion, an increase of $60.6 billion or 166 percent from the previous year’s $36.5 billion liability booked in accordance with GASB Statement No. 45. For Fiscal Year 2018, the total OPEB liability for the State was $90.5 billion, a decrease of $6.6 billion or 7 percent from the re-measured total OPEB liability in Fiscal Year 2017.

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STATE FINANCES AND CONSTITUTIONAL LIMITATIONS

Budget Limitations

The State Constitution provides, in part, that no money shall be drawn from the State Treasury but for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor (Article VIII, Sec. 2, para. 2) (the “Appropriations Clause”). In addition to line-item appropriations for the payment of debt service on bonds, notes or other obligations which are subject to appropriation, beginning in Fiscal Year 2005, the annual Appropriations Act contains a general language provision which appropriates such additional amounts necessary to pay such debt service obligations subject to the approval of the Budget Director (defined below). For bonds which must be paid for from constitutionally-dedicated sources, such supplemental appropriations would need to be from constitutionally-dedicated revenues.

Debt Limitations

The State Constitution further provides, in part, that the State Legislature shall not, in any manner, create in any fiscal year a debt or liability of the State, which, together with any previous debts or liabilities, shall exceed at any time one percent of the total appropriations for such year, unless the same shall be authorized by a law for some single object or work distinctly specified therein. No such law shall take effect until it shall have been submitted to the people at a general election and approved by a majority of the legally qualified voters voting thereon; provided, however, no such voter approval is required for any such law authorizing the creation of a debt for a refinancing of all or any portion of the outstanding debts or liabilities of the State, so long as such refinancing shall produce a debt service savings. Furthermore, any funds raised under these authorizations must be applied only to the specific object stated therein. The State Constitution provides as to any law authorizing such debt: “Regardless of any limitation relating to taxation in this Constitution, such law shall provide the ways and means, exclusive of loans, to pay the interest of such debt or liability as it falls due, and also to pay and discharge the principal thereof within thirty-five years from the time it is contracted; and the law shall not be repealed until such debt or liability and the interest thereon are fully paid and discharged.” This constitutional provision does not apply to the creation of debts or liabilities for purposes of war, or to repel invasion, or to suppress insurrection or to meet emergencies caused by disaster or act of God (Article VIII, Sec. 2, para. 3) (the “Debt Limitation Clause”).

The Debt Limitation Clause of the New Jersey Constitution was amended by the voters on November 4, 2008 (the “Lance Amendment”). The Lance Amendment provides that, beginning after the effective date of the amendment, the State Legislature is prohibited from enacting any law that creates or authorizes the creation of a debt or liability of an autonomous State corporate entity, which debt or liability has a pledge of an annual appropriation as the means to pay the principal of and interest on such debt or liability, unless a law authorizing the creation of that debt or liability for some single object or work distinctly specified therein shall have been submitted to the people and approved by a majority of the legally qualified voters of the State voting thereon at a general election. The Lance Amendment does not require voter approval for any such law providing the means to pay the principal of and interest on such debt or liability subject to appropriations of an independent non-State source of revenue paid by third persons for the use of the single object or work thereof, or from a source of State revenue otherwise required to be appropriated pursuant to another provision of the State Constitution. Furthermore, voter approval is not needed for any law providing for the refinancing of all or a portion of any outstanding debts or liabilities of the State or of an autonomous State corporate entity provided that such law requires that the refinancing produces debt service savings.

New Jersey’s Budget and Appropriation System

The State operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2017” refers to the State’s fiscal year beginning July 1, 2016 and ending June 30, 2017.

Pursuant to the Appropriations Clause of the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriations law covering one and the same fiscal year. The State Legislature enacts the Appropriations Act on an annual basis which provides the basic framework for the operation of the General Fund. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

Budget Requests and Preliminary Projections

New Jersey’s budget process is comprehensive and inclusive, involving every department and agency in the Executive Branch, the State Legislature, the Judicial Branch, and through a series of public hearings, the citizens of the State. The budget process begins in the summer prior to the following fiscal year with preliminary projections of revenues and expenditures, which are the basis for development of budget targets for each branch, department and agency. Individual departments and agencies are required to prepare a funding plan or strategy for operating within the established target in the following fiscal year, which funding plan or strategy includes an analysis of the costs, benefits and priorities of every program.

Budget Director Review

On or before October 1 in each year, each Department, Board, Commission, Office or other Agency of the State must file with the Director of the Division of the Budget and Accounting in the New Jersey Department of the Treasury (the “Budget Director”) a request for appropriation or permission to spend specifying all expenditures proposed to be made by such spending agency during the following fiscal year. The Budget Director then examines each request and determines the necessity or advisability of the appropriation request. On or before December 31 of each year or such other time as the Governor may request, after review and examination, the Budget Director submits the requests, together with his or her findings, comments and recommendations, to the Governor.

Governor’s Budget Message

The Governor’s budget message (the “Governor’s Budget Message”) is presented by the Governor during an appearance before a joint session of the State Legislature which, by law, is convened on a date on or before the fourth Tuesday in February in each year. The Governor’s Budget Message for Fiscal Year 2017 was delivered on February 16, 2016 (the “Governor’s Fiscal Year 2017 Budget Message”). The Governor’s Budget Message must include the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency (N.J.S.A. 52:27B-20).

Legislative Review

The financial program included in the Governor’s Budget Message is then subject to a process of legislative committee review. As part of such review, testimony is given by a number of parties. The Office of Legislative Services, which is an agency of the State Legislature, generally provides its own estimates of anticipated revenues which may be higher or lower than those included in the Governor’s Budget Message, and the State Treasurer generally provides an updated statement of anticipated revenues in May of each year which may increase or decrease the amounts included in the Governor’s Budget Message. In addition, various parties may release their own estimates of anticipated revenues and recommended expenditures to the media. After completion of the legislative committee review process, the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. The Appropriations Act includes the General Fund, as well as certain Special Revenue Funds (Casino Control, Casino Revenue, Gubernatorial Elections, and Property Tax Relief). In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue, including primarily federal funds and a portion of the Energy Tax Receipts, to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

Governor’s Line-Item Veto Power

Upon such submission, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriation items contained in the bill through the exercise of his or her line-item veto power, or veto the bill in its entirety. As with any gubernatorial veto, such action may be reversed by a two-thirds vote of each House of the State Legislature. If a general appropriation law is not enacted prior to the July 1 deadline, under the Appropriations Clause, no money can be withdrawn from the State treasury. In addition, in such an event, no moneys, other than available amounts already held under bond financing documents will be available to make payments on obligations paid from State revenue subject to annual appropriation.

Fiscal Controls

The departments maintain legal control at the appropriation line item level and exercise budgetary control by individual appropriations and allocations within annual appropriations to various programs and major expenditure objects. Revisions to the Appropriations Act, reflecting program changes or interdepartmental transfers of an administrative nature, may be effected during the fiscal year with certain Executive and Legislative Branch approvals. Management may amend a department’s budget with approval by the Budget Director; provided that under specific conditions, additional approval by the Office of Legislative Services is required. Transfers of appropriations between departments or between line items within a department are authorized pursuant to general provisions of the Appropriations Act.

During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. Pursuant to various statutes, the Governor may order the Budget Director to set aside a reserve out of each appropriation, and if sufficient revenues are not available by the end of the fiscal year to fund such reserve, the amount reserved lapses back into the General Fund. In addition, the Governor is authorized to prohibit and enjoin the expenditure of monies in the case of extravagance, waste or mismanagement.

Furthermore, under the State Constitution, no supplemental appropriation may be enacted after adoption of the Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation and all prior appropriations for such fiscal year.

INDEBTEDNESS AND OTHER STATE RELATED OBLIGATIONS

Debt Service on General Obligation Bonds

The State finances certain capital projects through the sale of general obligation bonds of the State. These bonds are backed by the faith and credit of the State. Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments, and redemption premium payments, if any, required to fully pay the bonds.

Tax and Revenue Anticipation Notes

The State issues tax and revenue anticipation notes (“TRANs”) to aid in providing effective cash flow management by funding imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.

Such TRANs do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. Such TRANs constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment. TRANs are payable solely from revenues attributable to the fiscal year in which the TRANs were issued.

On July 1, 2016, the State Treasurer adopted a resolution authorizing the issuance of TRANs for Fiscal Year 2017. Pursuant thereto, on July 1, 2016, the State Treasurer entered into a Note Purchase Contract with Wells Fargo Bank, National Association (“Wells Fargo”) under which Wells Fargo agrees to purchase TRANs in one or more series in the maximum amount of $1,900,000,000. Pursuant to such Note Purchase Contract, the State issued its Series Fiscal 2017A TRANs to Wells Fargo on July 6, 2016 in the amount of $1,500,000,000. As of December 7, 2016, the Series Fiscal 2017 TRANs were due to mature on June 28, 2017. The State may issue additional TRANs in Fiscal Year 2017.

Obligations Supported by State Revenue Subject to Annual Appropriation

As of December 7, 2016, the State had entered into a number of leases and contracts (collectively, the “Agreements”) with several governmental authorities to secure the financing of various projects and programs in the State. Under the terms of the Agreements, the State agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments, on swap agreements. The State Legislature has no legal obligation to enact appropriations to fund such payments, but, as of December 7, 2016 had done so for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations. The principal amount of bonds which may be issued and the notional amount of swaps which may be entered into by such governmental authorities is, in certain cases, subject to specific statutory dollar ceilings or programmatic restrictions which effectively limit such amounts. In other cases, as of December 7, 2016, there were no such ceilings or limitations. In addition, the State Legislature may at any time impose, remove, increase or decrease applicable existing ceilings and impose, modify or remove programmatic restrictions. The State Legislature may also authorize new agreements with the governmental authorities to secure the financing of projects and programs in the future.

As of December 7, 2016, the State expected that additional State Appropriation Obligations would be issued during Fiscal Year 2017 and future fiscal years. The Lance Amendment prohibits the State Legislature from enacting legislation authorizing State Appropriation Obligations payable from other than constitutionally dedicated sources unless such legislation is submitted and approved by a majority of legally qualified voters of the State voting thereon at a general election. The State Legislature is not legally obligated to appropriate amounts for the payment of such debt service in any year, and there can be no assurance that the State Legislature will make any such appropriations. Future legislative action may depend in part on various factors including the financial condition of the State.

Variable Rate Obligations

As of June 30, 2016, the New Jersey Economic Development Authority (“NJEDA”) and the TTFA had outstanding $1,201,755,000 of floating rate notes, which bear interest at rates that reset monthly or weekly and are based on either the London InterBank Offering Rate (“LIBOR”) plus a fixed spread or the Securities Industry and Financial Markets Association (“SIFMA”) rate plus a fixed spread. There are no letters of credit in support of these notes. Such notes constitute approximately 4% of the State’s long-term obligations.

Bank Loan Bonds

As of December 7, 2016, NJEDA had issued certain series of bonds to finance school facilities construction projects pursuant to term loan agreements with several banks. A bank’s rights under such term loan agreements are essentially the same as bondholders’ rights except for a few differences. The bank may require the mandatory term out of the bonds for a shortened amortization period if certain events occur under the loan agreement, including, without limitation, the failure to pay, or cause to be paid, when due, principal of or interest on the bonds, a debt moratorium, a ratings downgrade, a material failure to perform under a contract among the TTFA, the State Treasurer and the Commissioner of Transportation (the “State Contract”), an action that material adversely affects the rights, remedies or security of the trustee under the bond resolution or the bank under the loan agreement or a material amendment or modification to the State Contract without the prior written consent of the bank. For tax-exempt bonds, the loan agreements provide that if an event of taxability occurs, the interest rate on the bonds will increase. The aggregate amount of such bank loan bonds outstanding as of June 30, 2016 was $847,455,000.

Swap Agreements

The various independent State authorities authorized to issue State Appropriation Obligations in certain cases are also authorized to enter into interest rate exchange agreements (“swap agreements”). Under such a swap agreement, the issuer will make periodic payments to the swap counterparty at either a fixed or variable rate of interest, and will receive periodic payments from the swap counterparty at either a variable or fixed rate of interest, such interest calculations based on the principal or “notional” amount of the swap agreement. If a swap agreement is terminated prior to its stated termination date, either the issuer or the swap counterparty may be required to make a termination payment to the other party. The independent State authorities’ obligations to make payments under the swap agreements are subject to appropriation by the State Legislature. As of June 30, 2016, the notional amount of interest rate swap agreements supported by State appropriations is zero.

“Moral Obligation” Financing

The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation.

Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as moral obligation bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities.

New Jersey Housing and Mortgage Finance Agency

Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required the State to appropriate funds to meet its moral obligation.

South Jersey Port Corporation

The State, under its moral obligation, has provided the South Jersey Port Corporation (the “Port Corporation”) with funds to replenish its debt service reserve fund to the extent drawn upon by the Port Corporation when Port Corporation revenues are insufficient to pay debt service on its outstanding bonds. Such payments to the Port Corporation are subject to appropriation by the State Legislature.

Higher Education Student Assistance Authority

The Higher Education Student Assistance Authority (“HESAA”) has not had a revenue deficiency which required the State to appropriate funds to meet its moral obligation. The State anticipated that the HESAA’s revenues would continue to be sufficient to pay debt service on its bonds.

Pension Plans for State Employees

Almost all of the public employees of the State and its counties, municipalities and political subdivisions are members of pension plans administered by the State. From June 30, 2010 to June 30, 2015, the total number of active members of all of the State-administered plans decreased by 57,736 or 11.2%, and the total number of retired members increased by 52,044 or 19.8%.

The State sponsors and operates seven defined benefit pension plans (the “Pension Plans”), which fund retirement benefits for almost all of the public employees of the State. As a result of lower-than-recommended contributions by the State to the Pension Plans for an extended period, lower than expected investment returns on an actuarial basis, benefit enhancements enacted during the late 1990s and early 2000s and other causes, the Pension Plans have experienced (and, absent action by the State, are expected to continue to experience for a number of years) a deterioration in their financial condition.

The amount that the State will contribute to its Pension Plans over the next several fiscal years is subject to a number of factors that may change in the near future. The State has not funded the full actuarially recommended contribution to its Pension Plans for more than a decade, which (among other factors) has led to a deterioration in the financial condition of the Pension Plans. While the State Legislature enacted two pension reforms, Chapter 1 enacted in 2010 and Chapter 78 enacted in 2011, the State has failed to make the phased-in contributions set forth in these pension reforms since Fiscal Year 2013. For Fiscal Year 2016, the State contributed $1.307 billion to the Pension Plans, which is based on 3/10th of the full actuarially recommended contribution of $4.357 billion. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes an appropriation of $1.862 billion, which is approximately 40% of the full actuarially recommended contribution of $4.667 billion determined on the basis of the July 1, 2015 actuarial valuations.

As of December 7, 2016, the policy and legal framework for the levels of the State’s contribution to its Pension Plans for the next several fiscal years remains uncertain. In August 2014, the Governor appointed the New Jersey Pension and Health Benefits Commission (the “Commission”), a non-partisan body tasked with developing recommendations for how the State can further reform the Pension Plans. The Commission completed its evaluation of the Pension Plans and issued its recommendation report to the Governor in February 2015. In his Fiscal Year 2016 Budget Message, the Governor called for reforms to the Pension Plans consistent with the Commission’s recommendation report. However, as of December 7, 2016, the State Legislature had not acted upon these proposed reforms and no assurance can be given that the State Legislature will enact any of the proposed reforms. Under the modified schedule, until such time as additional reforms are enacted, the Administration’s goal is to annually increase the phase-in percentage by 1/10th each year through Fiscal Year 2022 and resume making full contributions in Fiscal Year 2023. In addition, two major lawsuits were filed against the State relating to the pension reforms which have been resolved in the favor of the State. (See “Pension Funding Litigation” under Litigation Section below).

The Division of Investment of the New Jersey Department of the Treasury invests the assets of the Pension Plans. The State Investment Council is responsible for formulating the policies that govern the methods, practices and procedures for investments, reinvestments, sale or exchange transactions to be followed by the Director of the Division of Investment. State law and State Investment Council regulations regulate the types of investments which are permitted.

Annual Contributions. The State’s annual actuarially recommended contribution to the Pension Plans is determined by the results of the actuarial valuation reports dated as of July 1 of each year. The actuarial funding method used to determine the State’s contribution is a matter of State law. Any change to the funding method requires the approval of the State Legislature and the Governor. The amount the State actually contributes to the Pension Plans may differ from the actuarially recommended contributions of the Pension Plans because the State’s contribution to the Pension Plans is subject to the appropriation of the State Legislature and actions by the Governor.

In the Public Employees’ Retirement System (“PERS”), the State makes employer contributions for State employees while counties, municipalities, school districts and local public agencies make such contributions for their employee members. The State, rather than local school boards, pays the employer contributions to TPAF, including the employer’s share of the Social Security tax, with respect to public school teachers in the State. The PFRS is primarily established for municipal policemen and firemen. The State’s participation in PERS is limited to those State-employed law enforcement officers who have been permitted to enroll therein.

The State is solely responsible for funding the benefits of the SPRS, JRS, CP&FPF and the POPF. The CP&FPF and the POPF are closed plans and not open to new membership.

Benefits

Almost all State employees participate in one of the Pension Plans, with eight to ten years of employment required before retirement benefits become vested. Upon retirement, members of PERS and TPAF enrolled before May 22, 2010 are eligible for annual retirement benefits equal to 1/55 of final average compensation for each year of service credit. For members of PERS and TPAF enrolling on or after May 22, 2010, the annual retirement benefits will be based on 1/60 of final average compensation for each year of service credit. For members enrolled before May 22, 2010, final average compensation equals the average compensation for the final three years of service before retirement or highest three years’ compensation if other than the final three years. For members enrolling on or after May 22, 2010, the final average compensation equals the average compensation calculated using a five-year period instead of a three-year period. Members of PERS and TPAF who were enrolled prior to June 28, 2011 are eligible for an early retirement benefit after 25 years of service, while members who were enrolled on or after June 28, 2011 are eligible for early retirement benefits after 30 years of service. PERS and TPAF members are also eligible for a veteran’s retirement benefit after 20 and 25 years of service, if age requirements for those retirement benefits are met. Members who enrolled before June 28, 2011 can qualify for full benefits under early retirement if the member is at least age 55. If the member enrolled on or after June 28, 2011, the member does not qualify for full benefits under early retirement and must be at least age 65 to receive full benefits.

State law provides that the retirement benefits of the Pension Plans are not subject to negotiations between the State and other public employers and the employee members of the Pension Plans. The pension adjustment program, under which retirees received cost-of-living benefits, was suspended under the 2011 Pension and Health Benefit Reform Legislation; however, cost-of-living benefits earned before the suspension continue to be paid.

Impact of Financial Deterioration of Pension Plans on Benefit Payments. The State’s aggregate Funded Ratio (defined below) of all Pension Plans as of July 1, 2015 was 48.6%, which is the lowest Funded Ratio that the Pension Plans have experienced, and the Funded Ratio has steadily declined following the 2011 Pension and Health Benefit Reform Legislation. The “Funded Ratio” represents the quotient obtained by dividing the actuarial value of assets of the Pension Plan by the actuarial accrued liability of the Pension Plan. As of December 7, 2016, the continued financial deterioration of the Pension Plans was anticipated to cause a substantial increase in the actuarially recommended contributions of the State to the Pension Plans. These actuarially recommended contributions are expected to place a significant burden on all aspects of the State’s finances. Further, State budgetary pressures from areas other than contributions to the Pension Plans can place pressure on the State to contribute less than its actuarially recommended contributions, as was the case in Fiscal Years 2014 through Fiscal Year 2016 and as is contemplated by the Fiscal Year 2017 Appropriations Act.

In addition to placing a significant burden on the State’s finances, the continued financial deterioration of the Pension Plans would reduce the amount of assets the Pension Plans have to pay benefits to their members. As the financial condition of the Pension Plans has deteriorated, the Pension Plans’ Annual Expenditures to Net Assets Ratio has generally increased since Fiscal Year 2005. To illustrate, from Fiscal Year 2010 to Fiscal Year 2015 the total net assets of all of the Pension Plans, which includes both the assets relating to State and local government active and retired members, as reported in their respective audited financial reports, increased by $9.3 billion from $72.0 billion to $81.3 billion, while total expenditures incurred by the Pension Plans over the same period increased by $2.6 billion from $7.4 billion to $10.0 billion. The amount of these expenditures is expected to increase in future fiscal years. This resulted in an increase in the Annual Expenditures to Net Assets Ratio from 10.32% for Fiscal Year 2010 to 12.37% for Fiscal Year 2015. The State expects this ratio to continue to increase and worsen. Net assets represent the difference between a Pension Plan’s total assets and its liabilities and mainly consist of investment holdings, which are stated at market value, and member and employer receivables. Expenditures include retirement benefit payments, including cost-of-living adjustments, contributory and noncontributory death benefit payments, member withdrawals and administrative expenses.

The ratio of market value of assets to the prior year’s benefit payments also provides an indication of the ability of the Pension Plans to meet their benefit obligations. The July 1, 2015 actuarial reports, which set forth the actuarial valuations as of June 30, 2015, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designed to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2015 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For PERS, between June 30, 2013 and June 30, 2014, the ratio of market assets to the prior year’s benefit payment decreased by 3.0% from 6.7 to 6.5, and between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 10.8% from 6.5 to 5.8. For the Teachers’ Pension and Annuity Fund (“TPAF”), between June 30, 2013 and June 30, 2014, the ratio decreased by 1.3% from 7.5 to 7.4 and, between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 9.5% from 7.4 to 6.7.

Although, as of December 7, 2016, the level of accumulated assets in the Pension Plans did not jeopardize the payment of pension benefits in the short term, the long-term impact of continuation of a funding policy that allows the State to contribute less than the actuarially recommended contributions could impact, at some point, the Pension Plans’ ability to meet their obligations absent significant additional contributions by the State, investment returns in excess of the assumed rate of return or actions or events resulting in reductions to liabilities of the Pension Plans.

Risk Measures. The ratio of market value of assets to the prior year’s benefit payments also provides an indication of the ability of the Pension Plans to meet their benefit obligations. The July 1, 2015 actuarial reports, which set forth the actuarial valuations as of June 30, 2015, include certain information described in the actuarial valuations as “risk measures” in either tabular or textual format for each of the individual Pension Plans. This information was designed to provide an indicator, described in several of the individual actuarial valuations as a “simplistic measure” of the number of years that the assets of the Pension Plans can cover benefit payments. The benefit payments used in the data are those actually paid out to retirees in Fiscal Year 2015 and exclude increases in the number of retirees, future increases in those payments, State and member contributions and investment income. Differences in the Pension Plans make the aggregation of such individual data in a single combined presentation inappropriate. For the PERS, between June 30, 2013 and June 30, 2014, the ratio of market assets to the prior year’s benefit payment decreased by 3.0% from 6.7 to 6.5, and between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 10.8% from 6.5 to 5.8. For TPAF, between June 30, 2013 and June 30, 2014, the ratio decreased by 1.3% from 7.5 to 7.4 and, between June 30, 2014 and June 30, 2015, the ratio worsened and decreased by 9.5% from 7.4 to 6.7.

Legislative Changes To Benefit Levels. The State Legislature has in the past adopted laws that increased the retirement benefits payable by the Pension Plans and may do so in the future. Increases in retirement benefits increase the actuarial accrued liability of the affected Pension Plans which then increases the actuarially recommended contributions for the State for the affected Pension Plans.

State Financial Responsibility for Local Employees. Although local governmental employers participating in the PERS are, for the most part, responsible for funding the normal cost and the unfunded actuarial accrued liability (“UAAL”) relating to the local governmental members of PERS, State statute stipulates that if the assets in the Benefit Enhancement Fund are insufficient to pay the normal cost portion of these increased retirement benefits for a valuation period (which is valued at $44.1 million as of the July 1, 2015 PERS actuarial valuation), the State is to pay that amount of the normal cost portion for the local governmental employers not covered by the assets in the Benefit Enhancement Fund. The Benefit Enhancement Fund was established by State law in 2001 to fund increased retirement benefits. Since the establishment of the Benefit Enhancement Fund, no amounts have been credited to the Fund other than investment earnings. However, as of the July 1, 2015 PERS actuarial valuation, the level of assets in the Benefit Enhancement Fund continue to be sufficient to meet this obligation. The PERS actuarial valuation as of June 30, 2015 valued the Benefit Enhancement Fund in the local governmental portion of PERS at approximately $177.2 million. The State expects that the amounts in the Benefit Enhancement Fund will fund these benefits until the Fiscal Year ending June 30, 2022.

With respect to PFRS, the State makes a contribution to active and retired members of the local governments to cover certain retirement benefit enhancements. For Fiscal Year 2016, the State made a contribution to the PFRS of $138.3 million of which $61.5 million represents funding for enhanced benefits for local PFRS participants. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes an appropriation to the PFRS of $195.2 million of which $86.5 million represents funding for local participant enhanced benefits

Current and Historical Funding Status and Contributions. From the Fiscal Year ended June 30, 1997 through Fiscal Year ended June 30, 2003, the State made minimal contributions to the Pension Plans because the actuarial value of the assets in each of the Pension Plans exceeded the actuarial accrued liability and the State used that excess as a credit against the actuarially recommended contributions. The UAAL of the Pension Plans has consistently risen since Fiscal Year 2004 in part as a result of the State not contributing the full amount of the actuarially recommended contributions with respect to the Pension Plans since Fiscal Year 2003. These low levels of State funding, coupled with benefit increases and lower than expected investment returns on an actuarial basis have caused funding levels to decrease substantially. Between the July 1, 2004 and July 1, 2010 actuarial valuations, the aggregate Funded Ratio of the Pension Plans declined from approximately 85.4% to 56.4%. As a result of this decline in the Funded Ratio of the Pension Plans, the actuarially recommended contributions of the State increased significantly.

To address the deteriorating financial condition of the Pension Plans, the 2011 Pension and Health Benefit Reform Legislation was enacted, which initially improved the overall funded status of the Pension Plans. As a result of the 2011 Pension and Health Benefit Reform Legislation, the overall funded ratio of the Pension Plans improved from 56.4% to 65.2% and the total UAAL included in the revised actuarial valuations of the Pension Plans decreased by an aggregate of $11.5 billion from $37.1 billion to $25.6 billion as of the revised July 1, 2010 actuarial valuations. The pension reforms provided for a schedule of phased-in contributions but which, due to a shortfall in resources, starting in Fiscal Year 2014, the State no longer follows. Even while the State made these phased-in contributions, because they represented amounts less than the full actuarially recommended contributions, the levels of the State’s contributions caused the UAAL to increase and the Funded Ratio to decrease following the 2011 Pension and Health Benefit Reform Legislation. In Fiscal Year 2015, a contribution to the Pension Plans of $892.6 million was made, which was $3.043 billion less than the full recommended contribution of $3.935 billion. For Fiscal Year 2015, the amount contributed represented the normal cost portion of the actuarially recommended contribution plus an additional $212 million which was allocated to the five active Pension Plans. For Fiscal Year 2016, the State contributed $1.307 billion to the Pension Plans representing 3/10th of the full actuarially recommended contribution. This appropriation is $3.050 billion less than the full actuarially recommended contribution of $4.357 billion. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes a contribution to the Pension Plans of $1.862 billion, which is slightly less than 4/10th of the full recommended contribution of $4.667 billion based on the completed July 1, 2015 actuarial valuations. Under the modified schedule, until such time as additional reforms are enacted, the Administration’s goal is, as of December 7, 2016, to annually increase the phase-in percentage by 1/10th each fiscal year through Fiscal Year 2022 and resume making full contributions in Fiscal Year 2023. Based on current internal 30-year projections of the State, if all of the assumptions of the Pension Plans are realized and the State continues the Administration’s goal of increasing the phase-in percentage of its contributions by 1/10th each year, the State’s actuarially recommended contribution for Fiscal Year 2023, which is the first year the State would make the full actuarially recommended contribution to the Pension Plans under this goal, is projected as of December 7, 2016, to be approximately $6.3 billion and, as of June 30, 2023, the UAAL and Funded Ratio of the Pension Plans are projected as of December 7, 2016 to be $60.0 billion and 41.3%, respectively.

2011 Pension and Health Benefit Reform Legislation. On June 28, 2011, the 2011 Pension and Health Benefit Reform Legislation was enacted. The major reform measures include raising the member contribution rates in the PERS, TPAF, PFRS,

SPRS and JRS. In PERS and TPAF, the member contribution rate was increased from 5.5% to 6.5% with an additional 1% increase phased-in in equal increments over a seven-year period. In PFRS and SPRS, the member contribution rate increased from 8.5% to 10% and from 7.5% to 9%, respectively. In JRS, the member contribution rate is increasing an additional 9% from 3% to 12%. The JRS member contribution rate increase is being phased-in over a period of seven (7) years. The reforms also include suspending cost-of-living benefits in all Pension Plans, limiting future retirement benefits payable to new members in the PERS and TPAF by increasing the service retirement age from 60 to 65 and the number of years needed to qualify for early retirement benefits from 25 to 30 years with a one quarter of 1% reduction for each month under age 65, and reducing the special retirement benefit for new PFRS members from 65% of final compensation after 25 years of service and 70% of final compensation after 30 years of service to 60% of final compensation after 25 years and 65% after 30 years.

The 2011 Pension and Health Benefit Reform Legislation contains a provision stating that members of the Pension Plans now have a contractual right to the annual required contribution made by the State and local participating employers and failure by the State and local employers to make annual required contributions is deemed an impairment of the contractual right of each member. However, the Supreme Court issued an opinion on June 9, 2015 holding that “the [State] Legislature and Governor were without authority to enact an enforceable and legally binding long-term financial agreement through” Chapter 78. Therefore, the pension funding right in Chapter 78 is subject to appropriation.

The pension reforms also include a change in the amortization method that calculates the amount of the UAAL that is included in the annual pension contribution. Under the new amortization method, the UAAL will be amortized over an open-ended 30 year period and assumed to be paid in level dollars in each year of the amortization period. In addition, beginning with the July 1, 2019 actuarial valuation, the UAAL will be amortized over a closed 30 year period until the remaining period reaches 20 years, when the amortization period will revert to an open-ended 20 year period. The State has indicated that this change in the amortization method will ensure that a portion of the UAAL is assumed to be retired in the year that the recommended rates calculated by the actuarial valuation are applied, assuming that the State makes the full actuarially recommended contribution.

The pension reforms also include the establishment of six new pension committees for the Pension Plans which, together with the State House Commission for JRS, will have the discretionary authority to modify various aspects of the Pension Plans once they meet a targeted funded ratio. The target funded ratio was initially set at 75% in Fiscal Year 2012 and increases annually in equal increments to 80% by Fiscal Year 2018. After reaching the targeted funded ratio, these committees (and the State House Commission for JRS) will have the discretionary authority to modify member contribution rates, the formula for calculation of final compensation or final salary, the fraction used to calculate a retirement allowance, and the age at which a member may be eligible for service and early retirement benefits. The committees will also have the authority to reactivate the cost of living adjustment on pensions and to modify the basis for the calculation of the cost of living adjustment and set the duration and extent of the activation when the targeted funded ratio is reached. However, no decision of the committees (or the State House Commission for the JRS) can be implemented if the direct or indirect result of the decision causes the projected funded ratio of the applicable Pension Plan to fall below the targeted funded ratio in any valuation period during the 30 years following the implementation of the decision as determined by the actuary for the applicable Pension Plan.

Alternate Benefit Program. In addition to these defined benefit programs, the State also maintains the Alternate Benefit Program (“ABP”), which is a defined contribution plan for eligible employees of the public institutions of higher education in the State. Employer and employee contributions under the ABP are paid to authorized investment carriers who offer participants a variety of investment choices. The seven investment carriers for this program are ING Life Insurance and Annuity Company, Met Life, TIAA- CREF, VALIC, AXA Financial (Equitable), The Hartford and Prudential Retirement. The State pays the employer pension contribution to the ABP at a rate equal to 8.0% of the member’s base salary. In addition, the State provides funding to cover the cost of noncontributory group life insurance and long-term disability insurance coverage for ABP participants. For Fiscal Years 2014 and 2015, the State contributed $186.6 million and $185.5 million, respectively, to cover pension contributions and to provide funding for noncontributory group life insurance and long-term disability benefits. For Fiscal Year 2016, the Fiscal Year 2016 Appropriations Act included $195.3 million to cover ABP pension and insurance benefit costs and, for Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $189.6 million to cover such benefit costs. Since the ABP is a defined contribution plan and not a defined benefit plan, the State’s sole obligation with respect to the ABP is to make the annual contributions and the State has no responsibility to ensure that the participating employees ultimately receive a level of benefit.

Defined Contribution Retirement Program. The State Legislature adopted legislation in the Fiscal Year ending June 30, 2007, P.L. 2007, c. 92, amended by P.L. 2007, c. 103, P.L. 2008, c. 89, and P.L. 2010, c. 1, which required the establishment of the Defined Contribution Retirement Program (the “DCRP”). The DCRP includes a defined contribution plan providing pension benefits for elected and appointed officials, for certain PERS, TPAF, PFRS and SPRS employees with pensionable wages in excess of the Social Security wage base limit and certain part-time employees ineligible for membership in the PERS and TPAF. The DCRP also includes noncontributory group life insurance and long-term disability benefits for participants. The employee pension contribution rate for the DCRP is 5.5%. Employers are required to contribute an additional 3.0% of base salary on behalf of employees enrolled in the plan to fund pension benefits. With regard to PERS, TPAF, PFRS and SPRS members that are enrolled in the DCRP because their pensionable wages exceed the Social Security wage base limit, contributions are based on compensation in excess of the Social Security wage base limit.

Eligibility for membership in the DCRP was expanded in accordance with L. 2010, c. 1. Under this legislation, those who are no longer eligible for the PERS and TPAF because they work less than full-time are eligible to participate in the DCRP, provided their annual salary is $5,000 or higher.

For Fiscal Years 2015 and 2016, the State contributed $1.3 million and $1.4 million, respectively, to the DCRP to cover pension and insurance benefit costs. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes an appropriation of $1.8 million to cover pension and insurance benefit costs. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $1,252,000 as the State’s pension contribution to the DCRP and $581,000 to cover insurance benefit costs.

Central Pension Fund. The State also administers the Central Pension Fund (“CPF”), which is a single employer noncontributory defined benefit plan for special groups that are not included in other State administered systems. The State funds the CPF on a pay-as-you-go basis. There are no State or local government employees covered by the CPF.

Noncontributory Life & Long-Term Disability Insurance. The State funds noncontributory life insurance benefit costs for active and retired State employees. State appropriations are received on a monthly basis to cover actual benefit charges incurred and payable to beneficiaries of active and retired State employees plus administrative fees charged by the insurance providers. The State funds these benefit costs on a pay-as-you-go basis and does not actuarially determine the future liability of these benefit costs; therefore benefit costs can fluctuate from year to year. For Fiscal Years 2015 and 2016, the State contributed $77.8 million and $75.3 million, respectively, to cover noncontributory life insurance benefit costs. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $82.7 million to fund anticipated noncontributory insurance benefit costs.

Under L. 2010, c. 3, the State is required to provide long-term disability (“LTD”) insurance coverage to PERS and TPAF members hired after May 22, 2010. Through Fiscal Year 2015, the State had incurred no benefit costs as a result of this coverage. However, beginning in Fiscal Year 2016, the State was required to pay premiums for this LTD coverage under an agreement negotiated between the State and the State’s insurance provider. For Fiscal Year 2016, the State contributed $5.1 million in LTD premiums to provide coverage to eligible employees. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act included $5.3 million to cover premium costs.

Post-Retirement Medical Benefits for State Employees

In addition to the pension benefits, the State provides post-retirement medical (“PRM”) benefits for certain State and other retired employees meeting the service credit eligibility requirements. This includes retired State employees of PERS, TPAF, PFRS, SPRS, JRS and ABP; local retired TPAF and other school board employees; and some local PFRS retirees. To become eligible for this State-paid benefit, a member of these Pension Plans must retire with 25 or more years of pension service credit or on a disability pension. These benefits are provided through the State Health Benefits Program (“SHBP”) and the School Employees’ Health Benefits Program (“SEHBP”). The SHBP and the SEHBP are administered by the Division of Pensions and Benefits. The benefits provided include medical, prescription drug, and Medicare Part B and Part D reimbursement for covered retirees, spouses and dependents. In Fiscal Year 2016, the State paid PRM benefits for 145,060 State and local retirees.

The State funds post-retirement medical benefits on a “pay-as-you-go” basis, which means that the State does not pre-fund, or otherwise establish a reserve or other pool of assets against the PRM expenses that the State may incur in future years. For Fiscal Years 2015 and 2016, the State contributed $1.684 billion and $1.829 billion, respectively, to pay for pay-as-you-go PRM benefit costs incurred by covered retirees. The increase in the State’s pay-as-you-go contribution between Fiscal Year 2015 and Fiscal Year 2016 is attributable to rising health care costs and an increase in the number of participants qualifying for State-paid PRM benefits at retirement. For Fiscal Year 2017, the Fiscal Year 2017 Appropriations Act includes $1.930 billion to cover PRM benefit costs. The State expects that funding to cover the pay-as-you-go PRM benefit costs would continue to increase going forward. However, as a result of health reform measures enacted by the State in 2011, including a requirement that certain future retirees eligible for State-paid coverage contribute toward such coverage, the State believed the rate of growth in the State’s contribution should begin to decrease in the future.

In accordance with the provisions of Government Accounting Standards Board (“GASB”) Statements No. 43 and 45, the State is required to quantify and disclose its obligations to pay PRM to current and future retirees. Based on the most recent valuation of these benefits and as summarized in the report, “Postemployment Benefits Other Than Pension Actuarial Valuation,” submitted to the Division of Pensions and Benefits by Aon Hewitt in June 2016, the Fiscal Year 2015 actuarial accrued liability of the State to provide PRM to active and retired members of the Pension Plans, which is based upon GASB Statement No. 43 results as of July 1, 2015, has been measured to be $67,503.3 million, an increase of $2,457.1 million or 3.78% as compared to the Fiscal Year 2014 actuarial accrued liability of $65,046.2 million. An informational copy of the valuation report is posted on the Division of Pensions and Benefits’ website at: http://www.state.nj.us/treasury/pensions/financial-rprts-home.htm. GASB Statement No. 45 does not impose any requirement on the State to pre-fund its PRM actuarial accrued liability.

Pension and Health Benefits Reform. On June 28, 2011, the Governor signed into law health benefits reform as part of the 2011 Pension and Health Benefits Reform Legislation which requires all public employees participating in the SHBP and SEHBP to contribute more toward their health insurance coverage. The legislation also requires certain future retirees eligible for State-paid health insurance coverage at retirement to contribute toward the cost of their post-retirement medical coverage. Specifically, the 2011 Pension and Health Benefits Reform Legislation requires active employees to pay a percentage of the premium for the level of coverage selected by the employee. The percentage will vary based on the employee’s base salary and the coverage level and will range from 3% for the lowest paid employees to 35% for the highest paid employees. For those employees employed as of June 28, 2011, the contribution rates will be phased-in over a four year period in increments of 25% per year. New employees hired on or after June 28, 2011 will be required to contribute at the full rate. The 2011 Pension and Health Benefits Reform Legislation established a minimum employee contribution of 1.5% of salary in the first year due to the four (4)-year phase-in provision; however, beginning in the second year of the four (4)-year phase-in period, which commenced in July 2012, most employees were required to pay a higher contribution based on the new percentage. By July 2014, the four (4)-year phase-in period will be completed for most State employees. Pursuant to the 2011 Pension and Health Benefits Reform Legislation, future retirees eligible for PRM coverage who on June 28, 2011 had less than 20 years of creditable service will also be required to pay a percentage of the cost of their health care coverage at retirement under the new law provided they retire with 25 or more years of pension service credit. However, the percentage of the premium for which the retiree will be responsible will be determined based on the retiree’s annual retirement benefit and level of coverage.

In accordance with the 2011 Pension and Health Benefits Reform Legislation, two new Plan Design Committees have been formed, one for the SHBP and one for the SEHBP. These new committees have established new plan design options for participating employees and retirees in the SHBP and SEHBP with lower premiums in exchange for higher copayments, deductibles and other participant costs. The new plan design options include High Deductible Health Plans with a Health Savings Account component. The State Health Benefits Commission and the School Employees’ Health Benefits Commission took such changes into account in approving changes to rates on October 12, 2011, which were effective beginning January 1, 2012. The Commissions approved additional lower cost plan design options established by the design committees which were available to participants beginning January 1, 2014. The State Health Benefits Committee approved a Tiered Network Plan, which was available to State participants beginning in plan year 2016. The State Health Benefits Program Plan Design Committee, at a meeting on July 6, 2015, approved a package of prescription and health plan changes that is expected to reduce the cost to the State of providing prescription and health coverage to State employees and retirees. The changes include restricting compound medications, prioritizing Hepatitis C treatments, limiting chiropractic and acupuncture out-of-network coverage, and increasing emergency room copays in some plans. As of December 7, 2016, these changes were projected to result in calendar year 2016 gross savings of over $100 million. In January 2016, the School Employees’ Health Benefits Program Plan Design Committee approved restricting compound medications and prioritizing Hepatitis C treatments effective as soon as possible but no later than April 1, 2016. As of December 7, 2016, these changes were projected to result in calendar year 2016 gross savings of approximately $97 million. Fiscal Year 2017 recommended appropriations for active health benefits and post-retirement medical benefits assume $250 million in additional savings from future reforms. Reforms can be enacted by the State Health Benefits Plan Design Committee and the School Employees’ Health Benefits Plan Design Committee, respectively or through legislation. In light of the under-appropriation of $250 million for Fiscal Year 2017, the Governor issued EO 209 ordering the freezing of certain appropriations until reforms or other budgetary initiatives are promulgated.

The total UAAL for post-retirement medical benefits for which the State is liable increased by $2.457 billion or 3.78% between the July 1, 2014 and July 1, 2015 actuarial valuations from $65.046 billion to $67.503 billion. The State attributed this significant increase in the UAAL to the State continuing to fund post-retirement medical benefits strictly on a pay-as-you-go basis as opposed to prefunding benefits by making the actuarially recommended contribution. This increase was mitigated by gains resulting from the reform measures approved by the State Health Benefits Commission and School Employees’ Health Benefits Commission in 2015 and 2016. Major factors that caused this significant increase in the UAAL between the July 1, 2013 and July 1, 2014 other post-employment benefit (“OPEB”) valuations included the following: (1) new mortality assumption tables were utilized in the 2014 valuation which assume longer life expectancies as compared to the prior mortality assumptions; and (2) the trend rates used to forecast future retiree prescription drug costs were increased as a result of recent poor experience and projected future increases in retiree prescription drug costs. In addition, as a result of Federal healthcare reform, certain health plans will be subject to a 40% excise tax on per capita medical benefit costs that exceed certain prescribed thresholds. The 40% excise tax was effective beginning in plan year 2018; however, recent federal legislation has postponed the assessment of the excise tax until plan year 2020. The excise tax is slated to be applied to the annual aggregate value of individual coverage in excess of $10,200 and family coverage in excess of $27,500. As of December 7, 2016, the State anticipated that several of the health plans offered by the State under the SHBP and SEHBP will be subject to this excise tax. Based on the revised medical and prescription drug trend assumptions used in the 2014 valuation, the projected liability associated with the excise tax has increased between the July 1, 2013 and July 1, 2014 OPEB valuations. The State believed the reduction in the post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations was mainly attributable to a change in the prescription drug Medicare integration from the Retiree Drug Subsidy to an Employer Group Waiver Program (“EGWP”) effective January 1, 2012. In addition, GASB regulations allow such federal payments and reimbursements under EGWP to be reflected in the total UAAL. As a result of the change in the prescription drug Medicare integration, the State’s portion of the total UAAL for post-retirement medical benefits decreased by an estimated $9.437 billion or 16% as of the July 1, 2011 actuarial valuation. The State believed the reduction in the State’s portion of the total post-retirement medical UAAL between the July 1, 2010 and July 1, 2011 actuarial valuations was also attributable to the health reform measures included in the 2011 Pension and Health Benefits Reform Legislation, which lowered unfunded accrued liabilities by approximately 4.0% or $2.5 billion as of July 1, 2011.

Debt Service on General Obligation Bonds and State Appropriation Obligations

The total Fiscal Year 2017 appropriation for debt service on General Obligation Bonds and State Appropriation Obligations is $3,762.8 million. Of this amount, $340.8 million represents principal and interest payments for General Obligation Bonds.

The Fiscal Year 2017 Appropriations Act includes appropriations in the aggregate amount of $3,422.0 million for debt service on State Appropriation Obligations. Such appropriations are contained within the multiple functional categories, including State Aid, Grants-in-Aid, Direct State Services and Capital Construction.

Factors That May Affect Fiscal Year 2017 Appropriations

Fiscal Year 2017 appropriations are based on an estimate of various costs. There are various factors that could result in expenditures being significantly higher or lower than current forecasts.

Health Benefits

In Fiscal Year 2016, both the State Health Benefits Plan Design Committee, and the School Employees’ Health Benefit Plan Design Committee established pursuant to Chapter 78 approved prescription drugs and health benefits plan design changes that are anticipated to reduce the cost to the State of providing prescription drugs and health benefits coverage to State employees, State retirees and local teacher retirees. The State Health Benefits Plan Design Committee approved changes that include eliminating coverage for approximately 95% of compound medications, prioritizing Hepatitis C treatments, limiting chiropractic and acupuncture out-of-network coverage and increasing most emergency room co-pays. The School Employees’ Health Benefits Plan Design Committee approved changes that eliminated approximately 95% of compound medications and prioritized Hepatitis C treatments. The savings from these changes first impacted calendar year 2016 claims costs and resulted in $197.2 million in net savings budgeted in Fiscal Year 2017.

Fiscal Year 2017 appropriations for active health benefits and post-retirement medical benefits assume $250 million in additional savings from future reforms. Reforms can be enacted by the State Health Benefits Plan Design Committee and the School Employees’ Health Benefit Plan Design Committee, or through legislation. Through the end of Fiscal Year 2016, no plan design reforms were approved. To address this issue, the Governor issued EO 209 on June 30, 2016. EO 209 required that the Budget Director reserve items of appropriation to ensure the State budget remains in balance. As of December 7, 2016, a total of approximately $188.5 million has been reserved. This amount includes all items of appropriation added by the State Legislature, 50% of transitional aid for certain municipalities experiencing financial issues and management challenges, and various State aid, grants in aid and other items of appropriation. If the plan design savings are not achieved and if sufficient lapses in appropriations are not realized, a supplemental appropriation would be needed to continue to fully fund the State Health Benefits Program and the School Employees’ Health Benefits Program and the State may be required to use undesignated fund balance to fund these programs.

Transportation Funding

All legislatively authorized bonding capacity for transportation projects by the TTFA has been exhausted. Though the Fiscal Year 2017 Appropriations Act includes a $1,600.0 million Transportation Capital Program, no legislation to replenish the Transportation Trust Fund had, as of December 7, 2016, been approved. Legislative bills A10 and A12, which would authorize new bonding capacity for the TTFA and provide for revenue sources to pay debt service have both passed the General Assembly, but had not, as of December 7, 2016, been voted on by the State Senate. As a result, the Governor issued EO 210 on June 30, 2016, in which he ordered a shutdown of projects funded by TTFA, both State and local, except for projects being identified as being essential for the health, safety and welfare of the public or projects which are funded with federal funds.

The remaining balances held in the Transportation Trust Fund are only expected to be spent on transportation projects that are deemed absolutely essential. On August 17, 2016, in anticipation that all TTFA funds will be exhausted by the end of August, 2016, the Governor issued EO 213, to provide for funding for transportation projects that are essential for health, safety and welfare of the public or which are required to ensure the receipt of federal funding. EO 213 provides for the use of appropriation authority from other line items in the Fiscal Year 2017 Appropriations Act and therefore is not anticipated by the State to impact the ending undesignated fund balance. In the event that the shutdown continues past the point at which all TTFA funds are depleted as well as transfers from other line items, it may be necessary for a supplemental appropriation to fund health, safety and welfare projects. In addition, the State may face various delay and other claims by contractors and consultants working on such projects, along with potential claims by local government units which received TTFA funding awards for local transportation projects. Given the diverse transportation projects, varying impacts on those projects and uncertainty surrounding whether and when claimants would seek relief against the State, the State was unable as of December 7, 2016 to estimate its exposure for these claims.

Other Factors

In recent years, the need for the Tort Claims Liability Fund and the Medical Malpractice Self-Insurance Fund for Rutgers, The State University of New Jersey, Rowan University and University Hospital has exceeded originally appropriated levels. In Fiscal Year 2017 medical costs for NJ FamilyCare and for State employee health care costs could fluctuate based on actual utilization rates and varying prescription drug prices and rebates. The State contracts with managed care organizations (“MCOs”) to provide services to most NJ FamilyCare clients at an annual State cost of approximately $2.6 billion, which includes the cost of the home and community-based services portion of managed long term services and supports. In addition, NJ FamilyCare resources assume recoveries from fraud, national settlements, pharmaceutical rebates, and other sources that have been historically difficult to predict. Projected costs in these areas are closely monitored and constantly updated.

Residential placement costs for clients with developmental disabilities and mental health issues could fluctuate based on the number of clients needing emergency placements, which could require supplemental funding in Fiscal Year 2017. Projected costs in this area are closely monitored and constantly updated.

Contracts with the majority of Executive Branch employees expired on June 30, 2015 and contracts for all Judicial Branch employees expired on June 30, 2016. Additional costs may be incurred if the new contracts provide increases in excess of those budgeted in the Fiscal Year 2017 Appropriations Act.

A base allocation of $10.4 million for winter operations is included in the Fiscal Year 2017 Appropriations Act. The Budget Director is authorized to provide supplemental appropriations for costs in excess of the base. Between Fiscal Years 2013 and 2016, these annual supplemental appropriations have averaged roughly $69 million.

As of December 7, 2016, all of New Jersey Transit Corporation’s bus, police and rail unions have reached new collective bargaining agreements and if New Jersey Transit Corporation is unable to support the increase in labor costs, additional General Fund support beyond the current subsidy may be required prior to the end of Fiscal Year 2017.

The School District of Atlantic City and the City of Atlantic City are facing extraordinary levels of financial distress due, in large part, to casino industry challenges. The Governor’s signed the Municipal Stabilization and Recovery Act (“MSRA”) which allows for a short-term loan to be made to a municipality in need of stabilization. Fiscal Year 2017 appropriations include: (1) a $32.0 million appropriation of Commercial Valuation Stabilization Aid that the Commissioner of Education may make available to the School District of Atlantic City and (2) significant funding through a Transitional Aid program that the Director of the Division of Local Government Services in the Department of Community Affairs may make available to distressed communities including the City of Atlantic City. The State is aggressively pursuing cost controls in both the School District of Atlantic City and the City of Atlantic City and monitoring the financial situation. A deadline was set for the City of Atlantic City to produce and adopt a satisfactory 5 year recovery plan by November 3, 2016, with MSRA being authorized by the State to assume responsibility for day-to-day operations and planning of the City of Atlantic City if such plan was not adopted by that date. On November 14, 2016, U.S. Senator Jeffrey S. Chiesa was designated by the Department of Community Affairs to take charge of Atlantic City’s financial matters in accordance with the MSRA.

EO 209 directs the Treasurer in consultation with the Attorney General “…to determine the specific steps that would be necessary to withdraw the State of New Jersey from the Reciprocal Personal Income Tax Agreement Between the Commonwealth of Pennsylvania and the State of New Jersey, and shall prepare an estimate of the effects such a withdrawal would have on New Jersey’s revenue collections.” The agreement may be ended by either state on any January 1 following 120 days of written notice. For New Jersey, ending the agreement would generate about $180 million annually. As of December 7, 2016, if the agreement came to an end on January 1, 2017, the State expected Fiscal Year 2017 revenues would be increased by an additional $72 million.

P.L. 2016, Chapter 9, adjusts the payout rate for Business Employment Incentive Program (“BEIP”) grants accrued but not paid during calendar years 2008 through 2013 and that have been converted to tax credits. The original payout rates beginning in 2017 were to be paid at the rate of 30% the first year, 30% the second year, 20% the third year, and 10% in each of the following two years. The new payout rates per year, beginning in 2017, are now 5%, 20%, 25%, 25%, and 25%, respectively. The State expects as of December 7, 2016 this would provide an additional $135 million of Corporation Business Tax revenue and has been factored into the revenue forecast.

Following enactment of the annual appropriations act, the State closely monitored revenues and expenditures, comparing actual results to projections. Such monitoring has identified where actual expenditures and commitments in various items of appropriation have been less than originally anticipated. Though the factors above could require certain supplemental appropriations in Fiscal Year 2017, identified budget savings have offset fully or substantially the need for supplemental appropriations in prior fiscal years. In the past, factors resulting in such budget savings have included, but have not been limited to: attrition of the State workforce; trend changes in the marketplace; and shifts in demographics and service beneficiaries’ utilization rates. Consistent with past experience, the State expects that certain appropriations will exceed actual expenditures and commitments by the close of Fiscal Year 2017, allowing for flexibility to either fully or substantially address the need for other appropriations that arise through the course of the fiscal year, or to add to the undesignated fund balance.

REVENUE SOURCES AND STATE FUNDS

General Fund

Governmental funds finance most Direct State Services, which support the normal operations of State government. The governmental funds’ financial statements focus on current inflows and outflows of expendable resources and the unexpended balances at the end of a fiscal year that are available for future spending. Governmental fund information helps determine whether or not there was an addition or a reduction in financial resources that can be spent in the near future to finance State programs.

The State’s governmental funds are the General Fund, which receives revenues from taxes that are unrestricted by statute, most federal revenue and certain miscellaneous revenue items; the Property Tax Relief Fund, which receives revenues from the New Jersey Gross Income Tax and revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax both of which are constitutionally dedicated toward property tax relief and reform; the Special Revenue Funds, which are used to account for resources legally restricted to expenditure for specified purposes; and the Capital Projects Funds, which are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. The Capital Projects Funds includes the State Transportation Fund which is used to account for financial resources for State transportation projects. These funds are reported using the modified accrual basis of accounting, which measures cash and all other financial assets that can readily be converted to cash.

Property Tax Relief Fund

The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.

Proprietary Funds

Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.

Fiduciary Funds

Fiduciary Funds, which include the State’s Pension Plans, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.

Component Units-Authorities

Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.

Federal Aid

In general, federal aid receipts in the General Fund and Special Transportation Fund of the State do not have a material impact on the financial condition of the General Fund of the State because federal aid receipts are required to be applied to specific designated expenditures, and the amount of federal aid receipts matches the amount of such expenditures. In some circumstances, federal aid receipts do impact the General Fund because they offset expenditures that the State would otherwise be required to make. In addition, with respect to many of the programs pursuant to which the State receives federal aid, the State is subject to audits of the expenditures to ensure that the State complied with the program requirements. In instances in which the State makes expenditures in violation of program requirements, the State may be obligated to repay the federal government the amounts of such expenditures and other associated amounts.

Actual federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2013 through 2015, which are non-budgeted revenues, amounted to $10,797.0 million, $12,837.7 million and $14,428.5 million, respectively. Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2016 and for Fiscal Year 2017 are estimated to be $15,666.5 million and $14,631.1 million respectively. Such federal aid receipts for Fiscal Year 2017 are composed of $8,959.2 million for health related family programs under Titles XIX and XXI, $1,134.9 million for other human services, $900.9 million for

Title I and other education, $463.3 million for labor, $945.2 million for transportation, and the remainder for all other federal aid programs.

Disaster Relief Aid following Super Storm Sandy

The federal Disaster Relief Appropriations Act of 2013 (the “Disaster Relief Act”) appropriated approximately $50.38 billion (later reduced by sequestration to $47.9 billion) to various federal agencies to assist states and local communities with the impacts of Super Storm Sandy, including funding provided directly to private homeowners and businesses. Leveraging available resources, New Jersey has launched nearly 80 programs and initiatives to help Sandy-impacted homeowners, renters, businesses, and communities recover and rebuild.

The State is administering programs funded by a number of federal funding streams. Some of these funding streams require the State or other grantee to contribute a non-federal cost share, also known as “match.” The following is a list of some of the major programs administered by the State that contain a match obligation, along with the State’s intended means of satisfying the match: The Federal Emergency Management Agency’s (“FEMA”) Public Assistance program contains a 10% match requirement. As of June 30, 2016, FEMA has approved approximately $456 million in connection with State public assistance projects and has obligated, or intends to support, approximately $418 million of this cost. As of December 7, 2016, the Federal Transit Administration (“FTA”) has allocated New Jersey Transit a total of $1.827 billion of Public Transportation Emergency Relief Funds in response to Super Storm Sandy. This included $551 million in repair, recovery and resilience projects and $1.276 billion in federal funds allocated through a competitive resiliency grant program. As of December 7, 2016, New Jersey Transit has obligated $410 million of the $551 million allocated. The $551 million has a 10% match for all activities except for expenses incurred between October 30, 2012 and November 14, 2012, which were 100% reimbursable. New Jersey Transit indicated that it intends to finance this match obligation with Transportation Trust Fund (“TTF”) funding and Transportation Development Credits. Transportation Development Credits (formerly known as Toll Revenue Credits) provide a credit toward a project’s local share using toll revenues. The credit is provided to encourage states to use toll roads because toll roads do not receive federal highway funds. The State has amassed a large toll credit account through the New Jersey Turnpike Authority, and New Jersey Transit will apply a portion of those Transportation Development Credits to the Super Storm Sandy repair work. The $1.276 billion of Competitive Resiliency projects requires a 25% match. New Jersey Transit intends to finance this match obligation with TTF funding. The State intends to address the vast majority of the remaining match obligation using Community Development Block Grant — Disaster Recovery (“CDBG-DR”) funding received from the U.S. Department of Housing and Urban Development. FEMA’s Hazard Mitigation Grant Program contains a 25 percent match requirement. The State intends to address this match responsibility utilizing soft match generated by in-kind sources. Projects authorized by the Federal Highway Administration (“FHWA”) carry a 20 percent non-federal cost share, depending on the project. Based on December 7, 2016 projections, the State estimated that the non-federal cost share for FHWA projects would approach $76 million. The State intended to address this match obligation with CDBG-DR funds. The U.S. Environmental Protection Agency allocated $229 million to New Jersey to address the impacts to water and wastewater systems across New Jersey. The State intended to address the 20 percent match obligation with CDBG-DR funds. The U.S. Army Corps of Engineers (“Army Corps”) received funding from the Disaster Relief Act to replenish previously constructed beaches, and also to fund the construction of previously authorized, but unconstructed engineered beach systems along the New Jersey coastline. Under the Act, previously authorized projects that received construction funds in the last three years are funded 100 percent by the Army Corps. All other previously-authorized, but unconstructed projects have a cost share of 35 percent. The State intended to finance this match obligation as provided by the Disaster Relief Act, which would require repayment from State resources. In addition, the Army Corps is studying certain regions to determine whether additional projects should be pursued. Generally, the Army Corps funds these studies at 50 percent. As of December 7, 2016, it was anticipated that dedicated Shore Protection funding would provide the required State matches.

As recovery progresses, the State believes it is likely that some projections may understate or overstate the State’s actual non-federal cost share needs across all federal funding sources. The State has appropriated $40 million to support any unanticipated costs, including expected problems identifying funding to support the non-federal cost share. As of December 7, 2016, the State had expended approximately $23.9 million of the $40 million in funding and has earmarked the remaining balance. The Disaster Relief Act allocated funding to the various Offices of Inspector General (“OIG”) to conduct audits and investigations related to the expenditure of disaster relief aid. Audits have already been undertaken by the OIG from the U.S. Department of Homeland Security, the U.S. Department of Housing and Urban Development, the U.S. Department of Transportation, and the U.S. Department of Health and Human Services. As December 7, 2016, the State anticipated that there would be continued audit activity throughout the duration of the federally funded Sandy programs. As with any federal OIG audit or investigation, there is the potential for de-obligation of federal funding in the event of non-compliance with federal statutes or regulations.

Office of Inspector General Audit of Medicaid

In addition, Medicaid disallowances may be issued during federal Fiscal Year 2016 (which ends September 30, 2016) or 2017 (which ends September 30, 2017) based on a series of federal Office of the Inspector General program audits of claim documentation and cost allocation methodologies. The Department of Human Services disputes these findings and is taking steps to minimize the final impact of these audits. As of December 7, 2016, eighteen audits which in the aggregate total in the hundreds of millions of dollars, were in draft or final form but, due to possible revisions or appeals, the final amounts and timing of any repayments are uncertain. As of December 7, 2016, the State was unable to estimate its exposure, but has reserved over a hundred million dollars in federal revenues to offset these potential disallowances.

Impact of Budget Control Act of 2011

As of December 7, 2016, the State continued to evaluate the effects of the federal Budget Control Act of 2011. However, the impact of the federal Fiscal Year 2016 reductions and the programs impacted could not be determined until the federal Fiscal Year 2016 budget process was completed.

State Unemployment Insurance Trust Fund

In Fiscal Year 2016, the Unemployment Insurance Trust Fund (the “Trust Fund”), which provides funding for unemployment benefits in the State, received approximately $2.6 billion in contributions from employers and workers while paying out approximately $2.1 billion in regular, annual State unemployment benefits (excluding benefits paid entirely by the federal government) on a cash basis. In Fiscal Year 2017, contributions from employers and workers are expected to approximate $2.3 billion, while regular State unemployment benefits are expected to approximate $2 billion. As of June 30, 2016, the State’s trust fund balance, on a cash basis, was $1.6 billion.

Under State law, the State unemployment tax rate charged to employers during a fiscal year is determined by State statutory formula based on the status of the Trust Fund in relation to total taxable wages as of March 31st of the preceding fiscal year. For Fiscal Year 2017, the statutorily calculated employer tax rate decreased from Fiscal Year 2016. The minimal base Federal Unemployment Tax Act rate did not change and remained at 0.6%. The employee State unemployment rate did not change and remained at 0.38%.

Programs Funded Under Appropriations in Fiscal Year 2015

Of the $34,509.4 million appropriated for Fiscal Year 2017 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund, $14,975.6 million (43.4%) was appropriated for State Aid, $10,332.2 million (29.9%) was appropriated for Grants-in- Aid, $7,313.4 million (21.2%) was appropriated for Direct State Services, $1,547.4 million (4.5%) was appropriated for Capital Construction and $340.8 million (1.0%) was appropriated for Debt Service on State General Obligation Bonds.

State Aid

State Aid is the largest portion of Fiscal Year 2017 appropriations. These consist of payments to, or on behalf of, local government entities including counties, municipalities and school districts, to assist them in carrying out their local responsibilities. The largest State Aid appropriation, in the amount of $13,302.8 million, is recommended for local preschool, elementary and secondary education programs. Of this amount, $8,620.6 million in formula aid for PreK-12 education, including School Choice Aid, is to be distributed. The State indicated that aid would be determined using a modified funding formula in Fiscal Year 2017. Weights and cost coefficients used in the formula would be based on the statutorily-required Educational Adequacy Report. Districts that would otherwise lose funding would be held flat, and districts that would receive increases are being funded at 3.5% of that increase in the core formula categories. The Fiscal Year 2017 appropriation also included new funding of $13.4 million for Professional Learning Community Aid, which is provided to districts at $10 per pupil so that every school district was appropriated an increase in State Aid for Fiscal Year 2017. The 2017 Appropriations Act also appropriated a new category of aid — Host District Support Aid — that would provide additional funding of $25.9 million to school districts, that in addition to Charter School Aid, would ensure that no charter school will receive less base per pupil funding than in Fiscal Year 2016. The methodologies used to calculate aid are different than the statutory funding formula, and, as of December 7,

2016, the appropriated amounts continue the practice of supporting one month of prior year payments, while shifting the last month of current year payments to the following fiscal year. In addition to formula aid for PreK12 education, $898.3 million was appropriated for debt service on School Facilities Construction Bonds issued by the NJEDA, $46.0 million is appropriated in School Building Aid to school districts, and $72.5 million was appropriated for School Construction Debt Service Aid to school districts. A new category of aid — Lead Testing for Schools — is expected to provide $10.0 million to reimburse school districts for the costs associated with testing school drinking water supplies for lead. Also, $3,229.0 million is appropriated on behalf of school districts as the employers’ share of the Social Security and teachers’ pensions and benefits programs, including debt service on pension obligation bonds. Finally, $32.0 million in Commercial Valuation Stabilization Aid was appropriated to provide State Aid to school districts in municipalities with significant decreases in commercial property valuation.

Appropriations to the Department of Community Affairs total $746.5 million in State Aid for Fiscal Year 2017. Consolidated Municipal Property Tax Relief Aid was appropriated in the amount of $623.1 million. These appropriations also include $107.4 million for the Transitional Aid to Localities program, half of which, as of December 7, 2016, is in reserve pursuant to Executive Order No. 209. Under this program, aid is awarded through a competitive process and requires recipient local units to submit to additional State oversight, with the goal of reducing reliance on this aid in the future.

Appropriations for the Department of Human Services total $391.3 million in State Aid for Fiscal Year 2017. The principal programs funded by these appropriations are $278.9 million for various income maintenance programs for the economically disadvantaged and $105.2 million for patients in county psychiatric hospitals.

Appropriations for the Department of the Treasury total $463.4 million in State Aid for Fiscal Year 2017. The principal programs funded by these appropriations are aid to county colleges ($204.1 million) and the cost of property tax deductions paid to municipalities for seniors, citizens with disabilities, and veterans ($62.1 million). Also, $163.1 million was appropriated on behalf of local governments to fund a portion of the employers’ share of certain police and firemen’s pensions and benefits programs, including debt service on pension obligation bonds.

Grants-in-Aid

The second largest portion of the appropriations in Fiscal Year 2017 is for Grants-in-Aid. These represent payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of services on behalf of the State. The amount appropriated in Fiscal Year 2017 for Grants-in-Aid is $10,332.2 million. $5,474.3 million was appropriated for programs administered by the Department of Human Services. Of that amount, $3,934.2 million is for medical services provided under the NJ FamilyCare program, $778.6 million is for community programs for individuals with developmental disabilities, $405.6 million is for community programs for individuals with mental illness, $175.9 million is for assistance programs for the economically disadvantaged and homeless, $63.2 million is for Pharmaceutical Assistance to the Aged and Disabled, $6.2 million is for the Senior Gold Prescription Discount program, $47.9 million is for other programs for the aged, and $36.8 million is for addiction services. $747.1 million was appropriated for the Department of the Treasury. Included in this amount is $322.5 million for the Fiscal Year 2017 Homestead Benefit Program, which is to provide credits directly on local property tax bills for eligible homeowners. Eligible seniors and disabled homeowners earning up to $150,000 and all other eligible homeowners earning up to $75,000 will receive benefits under the same formula as in Fiscal Year 2012. Also included in the appropriation is $204.9 million for the Senior and Disabled Citizens’ Property Tax Freeze, which reimburses eligible senior and disabled homeowners earning up to $70,000 for increases in property taxes paid compared to their first year of program eligibility. Fiscal Year 2017 will be the sixth consecutive year of the current program policy. The appropriation for the Department of the Treasury also includes $65.8 million for energy assistance programs in the Board of Public Utilities. There is no appropriation in Fiscal Year 2017 for BEIP grants due to legislation enacted in January 2016 that allows businesses to convert their incentives into tax credits, beginning in Fiscal Year 2017, with the majority of conversions expected in Fiscal Year 2018. Going forward, this legislation is anticipated by the State to reduce the BEIP liability as businesses partake in the tax credit conversion option.

$869.0 million is appropriated for programs administered by the Department of Children and Families. Of that amount, $437.8 million is for child protective and permanency services, $363.5 million is for children’s system of care services, and $67.8 million is for community programs intended to prevent child abuse and neglect.

$703.0 million is appropriated for State colleges and universities. Other higher education appropriations are $625.5 million for various grant programs including $464.9 million for student financial assistance, $61.4 million for debt service on the

Higher Education Capital Improvement Fund Program, $40.4 million for debt service for the Dormitory Safety Trust Fund, the Equipment Leasing Fund, the Higher Education Facilities Trust Fund and the Higher Education Technology Infrastructure Fund, and $43.8 million for University Hospital. In addition, $1,009.6 million was appropriated for fringe benefit costs of employees of State higher education institutions and University Hospital.

Other programs funded by Grants-in-Aid include but are not limited to Health Care Systems Analysis, Early Childhood Intervention Program, Public Health Protection Services, AIDS services, parole programs, payments to county penal facilities to house State inmates, and bus and railroad subsidies.

Direct State Services

The third largest portion of the appropriations in Fiscal Year 2017 is to Direct State Services, which supports the operation of the State government’s departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In Fiscal Year 2017, appropriations for Direct State Services aggregate to $7,313.4 million. Some of the major appropriations for Direct State Services during Fiscal Year 2017 are described below.

$2,646.0 million is appropriated in the Interdepartmental Accounts for fringe benefits for active and retired State employees, including health benefits ($1,466.2 million), pensions and non-contributory insurance ($664.0 million), employer taxes ($359.1 million), and a portion of the debt service on State Pension Funding bonds ($156.7 million) issued by the NJEDA. In addition, $51.7 million is appropriated in Fiscal Year 2017 for Salary Increases and Other Benefits for eligible Executive and Judicial Branch employees. The Fiscal Year 2017 appropriation includes $37.7 million for Executive Branch salary increases, although whether any increases are paid and to whom will be determined by the Salary Advisory Committee.

$911.5 million is appropriated for the Department of Corrections (including the State Parole Board) and $550.6 million is appropriated for the Department of Law and Public Safety (including the Juvenile Justice Commission). Among programs funded by these appropriations are the administration of the State’s correctional facilities and parole activities, and the investigative and enforcement activities of the State Police.

$577.8 million is appropriated for programs administered by the Department of Human Services. Of that amount, $454.5 million is appropriated for programs for individuals with mental illness and individuals with developmental disabilities, including the operation of four psychiatric institutions ($302.5 million), and five developmental centers ($101.6 million); $30.8 million is appropriated for administration of the various income maintenance programs, including Work First New Jersey; and $32.4 million is appropriated for administration of the NJ FamilyCare program.

Other departments funded by Direct State Services include, but are not limited to, Children and Families for various children’s services programs; Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities; Labor and Workforce Development for the administration of programs for workers compensation, unemployment, temporary disability insurance, workforce development and health safety inspection; Health for the prevention and treatment of diseases, and regulation of health care facilities; and Transportation for the administration, maintenance and improvement of the State highway system and winter operations.

Capital Construction

The Fiscal Year 2017 Appropriations Act includes appropriations of $1,547.4 million for capital construction pay-as-you-go and debt service on bonds issued to fund capital construction. This amount includes $1,296.8 million for debt service on New Jersey Transportation Trust Fund Authority bonds. Of the remainder, $97.7 million is for payments for debt service on bonds issued for open space and farmland preservation and is being credited to the Garden State Preservation Trust Fund Account of the General Fund, and $86.3 million is for debt service on New Jersey Building Authority bonds. Pay-as-you-go appropriations include $24.1 million for hazardous substance remediation and brownfields, $31.5 million for shore protection and flood control projects, and $11.0 million for Statewide life safety and emergency projects. The Fiscal Year 2017 Appropriations Act does not include $71.4 million in funding for constitutionally dedicated open space, farmland and historic preservation needs. The funding for these purposes is expected by the State to be appropriated via standalone legislation during the fiscal year.

All appropriations for such capital projects were subject to the review of the New Jersey Commission on Capital Budgeting and Planning (the “Commission”) which voted to recommend such funding at its meeting on February 26, 2016. The Commission is charged with the preparation of the State’s seven-year Capital Improvement Plan. The Capital Improvement Plan is a detailed account of capital construction projects requested by State departments, agencies and institutions of higher education for the next three fiscal years and forecasts as to the requirements for capital projects for the four fiscal years following. The Capital Improvement Plan includes the Commission’s recommendations as to the priority of such capital projects and the means of funding them. The Capital Improvement Plan is also required to include a report on the State’s overall debt. This debt report includes information on the outstanding general obligation debt and debt service costs for the prior fiscal year, the current fiscal year, and the estimated amount for the subsequent five fiscal years. The report also provides similar information on capital leases and installment obligations. P.L. 2009, c. 304, enacted in January 2010, requires that the debt report also include data on other State liabilities as reported in the CAFR, as well as the unfunded actuarial accrued liability for pension plans and the actuarial accrued liability for other post-employment medical benefits. The debt report is not an audited report.

For Fiscal Year 2017, requests for Capital Construction funding were substantially greater than the amount recommended by the Commission. The appropriations for Capital Construction contained in the Fiscal Year 2017 Appropriations Act are largely based on the recommendations of the Commission. There can be no assurance that the amounts ultimately appropriated are sufficient to maintain or improve the State’s capital facilities and infrastructure assets, or that such capital funding requests is not expected to be substantially greater in future years.

LITIGATION

The following are cases pending or threatened, as of September 8, 2014, in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

Bacon v. New Jersey Department of Education. On September 8, 2014, the Bacon districts (sixteen rural, poor school districts) filed a verified complaint and order to show cause in the New Jersey Superior Court, Law Division. The Bacon districts previously had a multi-year administrative litigation (which ended in 2006) against the New Jersey Department of Education (“DOE”) to determine whether the prior funding formula under the Comprehensive Educational Improvement and Financing Act (“CEIFA”) was unconstitutional as applied to the Bacon districts. While factual findings were made that the Bacon districts were not providing a thorough and efficient education to their students, in March 2008, the Appellate Division ordered the DOE Commissioner to conduct a needs assessment of the Bacon districts to determine whether the School Funding Reform Act of 2008 (“SFRA”) provided sufficient funds to the Bacon districts in order to provide a thorough and efficient education to their students. The reports concluded that sufficient funds were available but also directed regionalization studies, training and technical assistance. The Plaintiffs alleged that because the Bacon districts had not received the State aid required under SFRA, the Bacon district students were being deprived of a thorough and efficient education as called for in the State Constitution. The Plaintiffs sought an order “requiring the provision of K-12 funding, preschool, facilities improvements and other measures as determined necessary to remedy the continuing constitutional violation” in the Bacon districts. The State’s motion to dismiss was granted on December 15, 2014. The Plaintiffs filed an appeal and on November 6, 2015, the Appellate Division affirmed the trial court’s order dismissing the Plaintiff’s complaint. The Plaintiffs’ subsequent petition for certification was denied by the New Jersey Supreme Court on March 8, 2016.

East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the Plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the Department of Environmental Protection (“DEP”) denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the Plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a crossappeal. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The

Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. DEP has initiated the reconsideration process pursuant to the regulations.

On June 4, 2014, DEP issued its amelioration authorization which approves development of between 80 to 90 dwelling units clustered on approximately 25 acres of land on the 100-acre parcel. The authorization is consistent with municipal residential zoning, requiring conservation of the remaining 75 acres. DEP is also requiring mitigation of 25 acres of barren land which will serve the migratory bird species which now use the subject property. Plaintiff has reinstated its longstanding complaint in the trial court. Plaintiff claims the amelioration authorization is excessive for this environmentally sensitive property and therefore does not follow DEP’s rules, and is also inadequate to avoid a taking.

As of December 7, 2016, discovery was ongoing. The trial court judge had initially ordered that DEP must produce its experts first, stating that DEP holds the burden of proof. DEP filed an interlocutory motion for leave to appeal the burden of proof assignment, which was subsequently denied by the Appellate Division. Surrounding neighbors have also formed a nonprofit entity to challenge the amelioration authorization and have been granted intervenor status. The State has indicated that it intends to vigorously defend this matter.

Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General (collectively, the “Plaintiffs”) filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The Plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. On March 16, 2012, Plaintiffs’ filed a cross-motion for summary judgment. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future cost-of-living adjustment (“COLA”) payments. On June 26, 2014, the Appellate Division reversed the trial court’s grant of summary judgment and remanded for determination of whether Plaintiffs can meet the remaining prongs of a contract clause impairment analysis, while dismissing all other Plaintiffs’ claims. On July 14, 2014, the pro se Plaintiffs filed a notice of petition with the New Jersey Supreme Court seeking a review of the Appellate Division’s dismissal of all other Plaintiffs’ claims. On July 16, 2014, the State filed a notice of cross-petition with the New Jersey Supreme Court on the State contracts clause claim. On July 30, 2015, the New Jersey Supreme Court granted the petitions for certification. On November 20, 2015, the New Jersey Supreme Court granted the motion of the Former State Troopers Association to appear as amicus curiae in this matter. The New Jersey Supreme Court issued a decision on June 9, 2016, in favor of the State, holding that the COLA payments are not within the scope of the statute providing non-forfeitable rights to certain benefits (N.J.S.A.43:3C-9.5) and, therefore, that the State was able to suspend COLAs.

Pension Funding Litigation (Burgos et al. v. State et al.; CWA et al. v. Christie et al.; NJEA et al. v. State et al.; PANJ et al. v. State et al.) On May 20, 2014, the Governor issued Executive Order No. 156 that ordered the Budget Director to place into reserve $887 million that had been appropriated to pay down the UAAL of the Pension Funds. On June 4, 2014, a number of State Police-associated groups (“Burgos Plaintiffs”) filed a verified complaint and order to show cause in the Law Division challenging the Governor’s actions and naming both the Executive Branch and the State Legislature as Defendants. On June 9, 2014, the

Communications Workers of America (“CWA”) and various other unions filed a separate verified complaint and order to show cause also challenging the Governor’s actions in Fiscal Year 2014 and the Treasurer’s recommendation that, due to an unprecedented revenue shortfall, the State not make the scheduled Chapter 1 ARC payment in Fiscal Year 2015. On June 9, 2014, the NJEA also filed a complaint challenging the Governor’s actions in Fiscal Year 2014 and the State’s proposed action in Fiscal Year 2015, but did not seek preliminary relief. On June 10, 2014, the Court signed CWA’s order to show cause, again rejecting the application for preliminary restraints and scheduling a preliminary injunction hearing for June 25, 2014. On June 10, 2014, the trial court also sua sponte consolidated the three matters. Thereafter, the New Jersey Principals and Supervisors Association (“PSA”) filed a motion to intervene in NJEA’s action, which the court granted. On June 17, 2014, the Probation Association of New Jersey (“PANJ”) filed a separate verified complaint, but not an order to show cause. On June 18, 2014, the Legislative Defendants filed a motion to dismiss the State Trooper’s Complaint, the only complaint which named the State Legislature as defendants. On June 25, 2014, the trial court heard oral argument and issued an opinion denying Plaintiffs’ requests for preliminary injunctive relief and granting the Legislative Defendants’ motion to dismiss.

On July 21, 2014, the trial court, at the State Executive Defendants’ request, issued an order extending the time by which to file a responsive pleading from July 25, 2014 to August 25, 2014. On July 25, 2014, the Burgos Plaintiffs filed an amended complaint, challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. On that same day, the CWA likewise filed an amended complaint, also challenging the State’s decision not to appropriate monies in Fiscal Year 2015 to pay down the UAAL. CWA also moved to proceed summarily pursuant to R. 4:67-1(b). On September 2, 2014, the State Executive Defendants moved to dismiss all of the complaints filed in this matter. On February 23, 2015, the trial court denied the State’s Executive Defendants’ motion to dismiss and granted the Plaintiff’s motion for summary judgment. The trial court also declared that the State’s failure to make the full Chapter 1 ARC payment for Fiscal Year 2015, as required by Chapter 78, impairs the Plaintiff’s rights under the Contracts Clauses of the federal and State Constitutions. The trial court also ordered the State Executive Defendants to “work with” the State Legislature to “satisfy this constitutional obligation.”

On March 13, 2015, the State filed a notice of motion for leave to appeal an interlocutory order with the Appellate Division. On March 31, 2015, the State filed its brief in support of its motion for leave to appeal interlocutorily and on the same day also filed an emergent motion for direct certification to the New Jersey Supreme Court. The New Jersey Supreme Court granted the motion for emergent direct certification on April 6, 2015. All briefing was completed and oral argument was held on May 6, 2015. The New Jersey Supreme Court issued an opinion on June 9, 2015 holding that “the State Legislature and Governor were without authority to enact an enforceable and legally binding long-term financial agreement through” Chapter 78. Therefore, the pension funding right in Chapter 78 is subject to appropriation. The Plaintiffs filed two petitions for writs of certiorari with the United States Supreme Court on September 3, 2015 and September 8, 2015, respectively. On December 7, 2015, the Pension Boards (as defined below) filed a motion to appear as amici before the United States Supreme Court. The Pension Boards’ application was opposed by the State (and the United States Supreme Court has yet to issue a decision). The State filed an opposition brief to the Plaintiffs’ writs for certiorari on January 6, 2016. On February 29, 2016, the United States Supreme Court denied the petitions for writs of certiorari in Burgos.

Following issuance of the trial court’s decision in Burgos v. Christie on February 23, 2015, and the presentation of the Governor’s Fiscal Year 2016 Budget Message, the Burgos plaintiffs, together with additional unions and individual public employees, filed orders to show cause and verified complaints based on the Governor’s recommendation to fund less than 5/7 of the Chapter 1 ARC payment, as required by Chapter 78. Plaintiffs asserted that the Governor’s recommendation violates their rights and would lead to an appropriation of less than the required Chapter 1 ARC payment, also in violation of their rights. The orders to show cause sought mandamus, declaratory and injunctive relief: declaring that the budget recommendation violated their rights under Chapter 78 and the Contracts Clause of the State Constitution and directing the State to notify the trial court of what actions it had taken to satisfy plaintiffs’ right to Fiscal Year 2016 pension contributions. The mandamus relief sought to compel the Governor to include the full Chapter 1 ARC (5/7ths) pension contribution in a revised budget message and in the Appropriations Act. The trial court had postponed oral argument pending the New Jersey Supreme Court’s decision in Burgos. In the wake of the New Jersey Supreme Court’s June 9, 2015 Burgos decision, the majority of the Burgos plaintiffs withdrew their Fiscal Year 2016 claims that were pending before the trial court. On April 6, 2016, the remaining Burgos plaintiffs withdrew their Fiscal Year 2016 claims. Accordingly, this case regarding the Fiscal Year 2016 pension contributions is closed.

While the Burgos case was pending, the Boards of Trustees for the PERS, TPAF and PFRS (collectively, the “Pension Boards”) filed a complaint to compel payment of the unfunded liability contribution for Fiscal Year 2014 and to direct the State to pay future liabilities in Fiscal Year 2015 and beyond. Characterized as a collection action distinct from the Burgos matters, the

Pension Boards set forth three (3) legal theories: enforcement of the pension statutes, constructive trust, and account stated. In the alternative, the Pension Boards sought declaratory relief that two other provisions of Chapter 78 (temporary suspension of future COLAs and increased employee contributions) should not be enforced if the State fails to make its annual ARC payments. The State filed a motion to dismiss on February 23, 2015. The Pension Boards filed an amended complaint on April 30, 2015. Subsequent to the Supreme Court’s decision in Burgos, the Pension Boards indicated to the trial court that they were going to either further amend their existing complaint or voluntarily dismiss the amended complaint and file new complaints on behalf of each Pension Board. On July 24, 2015, the Pension Boards filed for leave to file a second amended complaint. In the proposed second amended complaint, the Pension Boards alleged that the failure to pay the annual ARC payment violates Chapter 78 under breach of contract, constructive trust and account stated causes of action. The Pension Boards seek a judgment requiring payment of balance of the annual ARC payment not paid in Fiscal Years 2014, 2015 and 2016 and for Fiscal Year 2017. On October 8, 2015, the trial court dismissed, with prejudice, the Pension Boards suit for failure to state a claim upon which relief may be granted. The Pension Boards subsequently filed a notice of appeal with the Appellate Division on November 17, 2015. As of December 7, 2016, briefing was complete; the parties were awaiting an oral argument date from the Appellate Division; and the State had indicated that it intended to vigorously defend this matter.

Pepe v. State. On November 2, 2015, two (2) retired public school teachers and a retired public school secretary (“Individual Plaintiffs”), along with the NJEA, filed suit against the State and various State officials claiming that the State is violating the Individual Plaintiffs’ alleged constitutionally protected contractual right to premium-free post-retirement health insurance by deducting a portion of the premium from the Individual Plaintiffs’ retirement benefits. Specifically, in their Complaint, the Individual Plaintiffs: 1) allege an impairment of such contractual right by Section 40 of Chapter 78, which requires, as of the June 28, 2011 effective date of Chapter 78, any employee with less than twenty (20) years of creditable service in certain State or locally administered retirement systems, to pay a portion of the premium of post-retirement health insurance; 2) claim a violation of State and federal due process rights and Takings Clauses; 3) assert estoppel against the State arising from the State’s argument in New Jersey Education Association v. State; and 4) seek a declaration that Section 40 of Chapter 78 expired and has no force. On January 29, 2016, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. As of December 7, 2016, briefing had commenced; oral argument had been scheduled for October 20, 2016; and the State had indicated that it intended to vigorously defend this matter.

Verizon Americas Inc. (fka Vodafone Americas Inc.) v. Director, Division of Taxation. On July 28, 2016, Verizon Americas Inc. (“Verizon”) filed a Complaint in the Tax Court of New Jersey, contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) May 4, 2016, Corporation Business Tax refund denial. The Division concluded that Verizon was a general partner in a partnership doing business in New Jersey and, thus, subject to Corporation Business Tax. In the Complaint, Verizon asserted that it is not subject to tax and entitled to a refund for tax years ending February 2013 and February 2014. The Division’s Answer was due on September 30, 2016. As of December 7, 2016, the State had indicated that it intended to vigorously defend this matter.

Johnson & Johnson v. Director, Division of Taxation and Commissioner, Banking & Insurance. On November 2, 2015, Johnson & Johnson submitted a request to the New Jersey Department of Banking & Insurance and the New Jersey Department of the Treasury, Division of Taxation seeking a refund of self-procured insurance premium taxes paid pursuant to N.J.S.A. 17:22-6.64 for the period November 1, 2011 through March 31, 2015. Johnson & Johnson obtained its insurance through Middlesex Assurance Company Limited, its captive insurance company domiciled in Vermont. Middlesex Assurance is a nonadmitted insurer, that is, it is not authorized to conduct insurance business in New Jersey. The basis for Johnson & Johnson’s refund request is the assertion that the Nonadmitted and Reinsurance Reform Act (“NRRA”) and, by extension, N.J.S.A. 17:22-6.64, were never intended to apply to captive insurance companies. As of December 7, 2016, the State had indicated that it intended to vigorously defend this matter.

Harrington et al. v. State of New Jersey; Milligan v. Director, Division of Taxation and State of New Jersey, Department of the Treasury, Division of State Lottery; Leger v. Director, Division of Taxation. These lead cases involve the amendment of N.J.S.A. 54A:6-11, which had previously exempted New Jersey lottery winnings from the Gross Income Tax. In June 2009, the State amended the statute to allow for lottery winnings over $10,000 to be taxable by the State. The tax was made retroactive to January 1, 2009. The plaintiffs include both winners who elected to receive their winnings in lump sum and winners who elected to receive their prizes over time through annuity payments. The plaintiffs seek refunds of the taxes that were paid as a result of the retroactive application of the amendment to their prize winnings. The complaints relate to tax year 2009 and, as to the plaintiffs receiving annuity payments, each subsequent year that an annuity payment has been made. The

Harrington and Milligan cases serve as the lead cases for the plaintiffs who allege constitutional violations, manifest injustice, and breach of contract by the Division of State Lottery and Division of Taxation (the “State Defendants”). The plaintiffs in both the Harrington and Milligan cases filed motions for partial summary judgment and the State Defendants filed their oppositions and cross-motions for summary judgment. On July 22, 2016, the Tax Court issued an oral decision denying the State Defendants’ cross-motion for summary judgment and granting the Plaintiffs’ motion for partial summary judgment. In the Tax Court’s view, the State Defendants failed to “turn square corners” and retroactive application of the tax towards these Plaintiffs was fundamentally unfair. The Tax Court reversed the decision of the Division of Taxation to deny Plaintiffs’ tax refund claim. As of December 7, 2016, the State had indicated that it intended to vigorously defend these matters.

Paz v. Director, Division of Taxation. Plaintiff and certain grantor trusts owned 100% of an S-Corporation. Plaintiff purportedly sold the corporation to a third-party purchaser pursuant to a deemed “asset sale” under Internal Revenue Code Section 338(h)(10). On his Gross Income Tax return for 2010, Plaintiff apportioned the gain from the sale of an S-Corporation to the 23 states where the corporation conducted business. The Division audited Plaintiff and the S-Corporation and assigned 100% of the gain on the sale to the State as non-operational income under the Corporation Business Tax Act and assessed Plaintiff accordingly. Plaintiff argues that the Division erred or is not otherwise authorized to classify the gains from the sale of the stock as non-operational income. The Division filed an Answer on April 15, 2016. As of December 7, 2016, discovery was ongoing and the State had indicated that it intended to vigorously defend this matter.

Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the Division’s December 17, 2008 Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001 through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s “Throw Out Rule” under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. As of December 7, 2016, discovery was ongoing and the State had indicated that it intended to vigorously defend this matter.

Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenged the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affected the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. Taxpayers’ “as-applied” challenges remain. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the New Jersey Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. As of December 7, 2016, Whirlpool’s “as applied” constitutional challenge remained for adjudication by the Tax Court and discovery was ongoing. As of December 7, 2016, the trial was scheduled to begin on September 19, 2016; and the State had indicated that it was vigorously defending this matter.

Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The parties have completed the initial stage of discovery. On April 2, 2015, plaintiff filed a motion for partial summary judgment. The State’s opposition was filed on July 14, 2015. Oral argument on the motion was heard on February 3, 2016. The Tax Court reserved its decision. As of December 7, 2016, the State had indicated that it was vigorously defending this matter.

DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively, if it is subject, that the repealed Throw Out Rule is unconstitutional, on its face and as applied. The Division filed an answer on June 6, 2012. As of December 7, 2016, discovery was ongoing; and the State had indicated that it intended to vigorously defend this matter.

Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al. Plaintiff Frank Greek and Son, Inc. (the “Plaintiff”), filed a nominal class action lawsuit against Verizon, alleging that: (1) Verizon overcharged customers by charging “custopak” customers for the New Jersey enhanced 9-1-1 fee (“E911 Fee”) on six telephone lines even if those customers actually contracted for less than six lines; and (2) Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act. Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division. Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator. The Division objects to this approach because the E911 Fee statute (N.J.S.A. 52:17C-18(c)), incorporates the State Uniform Tax Procedure Law (N.J.S.A. 54:48-1 et seq.) which expressly prohibits refund claims on behalf of a class. The trial court denied Verizon’s and the Division’s motions to dismiss Plaintiff’s complaint on August 20, 2014. Subsequently, Verizon filed an interlocutory appeal, which was granted by the Appellate Division. In the interim, the Plaintiff amended its complaint. Verizon and the Division have filed motions to dismiss the amended complaint. On April 21, 2015, the trial court granted the Division’s motion to dismiss in part with respect to claims concerning the New Jersey Civil Rights Act. Oral argument on the interlocutory appeal was held on November 2, 2015. As of December 7, 2016, the State had indicated that it intended to vigorously defend this matter.

Escobar v. DYFS et al. On July 17, 2009, Plaintiff’s child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father was incarcerated for aggravated assault. The Division of Youth and Family Services (“DYFS”) (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleged that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child’s past medical needs and $105 million is to cover the child’s future medical needs. The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child’s future medical needs. On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102,630,618 by reducing the amount allocated for future medical needs from $105,000,000 to $75,868,321 based on the assumption of the child’s life expectancy of 79 years and by allocating 25% liability to the biological father. On April 1, 2014, the court entered a final order judgment in the case. On April 22, 2014, the State filed a notice of appeal. All briefing was completed and the Appellate Division heard oral argument on December 16, 2015. As of December 7, 2016, the State had indicated that it was vigorously defending this matter.

Gomez v. DCPP et al. On March 12, 2012, the plaintiff child was allegedly assaulted by her biological father. The plaintiff suffered severe injuries. The Division of Child Protection and Permanency in the Department of Children and Families (“DCPP”) allegedly knew that the plaintiff’s parents had a history of drug and alcohol abuse, psychiatric problems and were unemployed. The biological mother had two other children removed from her care and was in a methadone program when the plaintiff was born. The biological father also had an extensive criminal history of domestic violence. Plaintiff claims DCPP failed to comply with its own policy and procedure, failed to remove the plaintiff from the home, negligent training, violation of the New Jersey Child Placement Bill of Rights, and Section 1983 claims. The complaint was filed in State Court on February 12, 2015. On March 11, 2015, DCPP removed the case to the U.S. District Court for the District of New Jersey and filed a motion to dismiss the complaint. The State’s motion to dismiss the complaint was denied without prejudice on May 8, 2015. The plaintiff agreed to withdraw the federal claims and the matter was remanded to State court. As of December 7, 2016, discovery was ongoing; and the State had indicated that it was vigorously defending this matter.

Vanegas v. State of New Jersey, Department of Transportation, et al. The Plaintiff alleges that she sustained catastrophic injuries when a vehicle in which she was a passenger collided with a vehicle driven by a State employee. Plaintiff recently served an economics report, estimating the cost of Plaintiff’s life care plan and lost earnings. Additionally, Plaintiff is seeking non-economic (unliquidated) damages. As of December 7, 2016, discovery was ongoing; the parties were seeking an adjournment of the trial scheduled for September 2016; and the State had indicated that it was vigorously defending this matter.

Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The OIG has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, as of December 7, 2016, the State had reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State was disputing and appealing the OIG audit findings, it could not estimate any final refund amounts or the timing of any refund payments that may be due to CMS. The audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. As of December 7, 2016, the State was unable to estimate its exposure for these claim disallowances.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. As of December 7, 2016, the State had indicated that it was unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. As of December 7, 2016, the State had indicated that it was unable to estimate its exposure for these claims.

At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. As of December 7, 2016, the State had indicated that it was unable to estimate its exposure for these claims.

In addition, as a result of the shutdown of projects funded by TTFA, both State and local, in accordance with EO 210, the State may face various delay and other claims by contractors and consultants working on such projects, along with potential claims by local government units which received TTFA funding awards for local transportation projects. Claimants in such matters would be seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. Given the diverse transportation projects, varying impacts on those projects and uncertainty surrounding whether and when claimants would seek relief against the State, the State was unable as of December 7, 2016 to estimate its exposure for these potential claims.

Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, P.L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the

Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. As of December 7, 2016, the State was unable to estimate its exposure for these claims.

Approximately two dozen hospitals have challenged in the Office of Administrative Law and the Appellate Division the Medicaid reimbursement rates paid to these hospitals alleging that there were calculation errors and/or that the methodology used to calculate the rates is incorrect. These challenges date back to 1995. As of December 7, 2016, the State is vigorously defending this matter and there had been no findings against the State. In the event the hospitals are successful, DHS has advised that they may possibly need to refund millions of dollars to the hospitals over the various relevant years. As of December 7, 2016, the State had indicated that it was unable to estimate its exposure for these claims.

Affirmative Litigation. From time to time, the State initiates litigation against various entities to enforce State laws, contractual and other rights, pursue cost recoveries and natural resource damages in the environmental arena and prosecute entities who have engaged in alleged fraudulent, negligent or other wrongful conduct. As of December 7, 2016, the State has indicated that it is unable to estimate the amount of any monetary recoveries from such affirmative litigation. In addition, depending on which State department, division or agency is the plaintiff, any monetary recoveries may already be included in such State department, division or agency’s revenue estimates for the current fiscal year.

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ADDITIONAL CONSIDERATIONS

New Jersey municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New Jersey state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

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Appendix D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in its Annual Information Statement (“AIS”), dated July 2, 2018, as updated on September 24, 2018, December 4, 2018, and March 5, 2019. The Funds have not verified the accuracy, completeness or timeliness of the information contained in the AIS. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such AIS and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY

As of July 2, 2018, New York was the fourth most populous state in the nation and had a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

As of March 5, 2019 the State projected real growth in U.S. Gross Domestic Product (“GDP”) of 2.4 percent for calendar year 2019, following estimated growth of 2.9 percent for calendar year 2018. Global economic data indicated further weakening to come, putting downward pressure on inflation. In the State’s view, this could keep the Federal Reserve cautious with respect to further increases in the Federal funds rate.

As of March 5, 2019, the projected quarterly growth path for U.S. real GDP had been altered by the impact of the recent partial Federal government shutdown. The partial Federal government shutdown lasted five weeks, from December 22, 2018, through January 25, 2019, making it the longest in U.S. history. Almost 800,000 Federal government workers were either furloughed or worked without pay; based on Congressional Budget Office (“CBO”) estimates, a total of approximately $18 billion in Federal discretionary spending was delayed. As of March 5, 2019, the Updated Financial Plan forecast incorporated CBO’s estimates of the altered path of Federal spending due to the shutdown.

Based on CBO estimates, the Division of Budget (“DOB”) assumed, as of March 5, 2019, that the partial Federal government shutdown had lowered the level of U.S. real GDP by one-tenth of a percent relative to what it otherwise would have been, reflecting the negative impact from delayed Federal government spending, weaker consumer spending due to the delayed payment of Federal government workers, and second-round effects of lower private-sector income resulting from Federal spending delays. In the State’s opinion, this lost inflation-adjusted level of output was estimated to have resulted in lower growth of 0.2 percentage point on a seasonally adjusted annualized basis. Additional weakness in housing and net exports resulted in a total downward revision to projected U.S. real GDP in 2019 to 2.4 percent.

As of March 5, 2019, CBO estimated that the partial government shutdown would continue to shave growth from the first quarter of 2019 since not all forgone economic activity was expected to be recoverable in February and March 2019. Furloughed Federal employees were expected to try to make up for forgone activity once they resumed work, but in the National Income and Product Accounts data, the contribution of Federal salaried workers to real GDP is usually measured as a function of their regular hours and thus was not expected to be recorded. However, the State assumed that all of the recoverable activity would be recouped before September 30, 2019, the end of the current Federal fiscal year. Therefore, as of March 5, 2019 the

State expected a boost to economic output for both the second and third quarters of calendar year 2019, as Federal workers spend their back pay and Federal agencies resume making purchases and providing services.

The partial Federal government shutdown was expected, as of March 5, 2019, to have had a small temporary impact on both the level of employment and the unemployment rate. The estimated 800,000 Federal employees who were either furloughed or working without pay were expected to receive back pay, so, in the State’s view, they should be counted as employed in the establishment survey conducted by the Bureau of Labor Statistics (“BLS”). Based on the household survey, from which the unemployment rate is derived, only the 300,000 Federal workers who were furloughed in January 2019 would be counted as unemployed on temporary layoff, which may have elevated the January 2019 unemployment rate. But, in the State’s view, the temporary decrease in private-sector activity that resulted from the partial Federal government shutdown might have slowed hiring and increased layoffs in the private sector. On balance, January 2019 employment posted a strong monthly gain of 304,000. However, household survey data indicated that the number of individuals working part-time for economic reasons increased by 490,000 in January 2019. In the opinion of the State, this jump could have included unpaid Federal workers who took temporary part-time jobs to replace a portion of their lost income, in which case the January 2019 monthly gain could have overstated the strength of the labor market.

In addition, the annual benchmark revisions to the payroll survey data raised the average monthly gain for 2018 to 223,000. As of March 5, 2019, DOB’s outlook for the labor market reflected this gain, with average monthly gains of 166,000 now projected for 2019. However, the DOB expected employment growth to slow as the expansion matures. As of March 5, 2019, total nonagricultural employment growth of 1.6 percent was projected for 2019, a deceleration from a revised 1.7 percent for 2018.

In an effort to normalize interest rates, the Federal Reserve raised its Federal funds target rate three times in 2017 and four times in 2018. However, as the outlook for both the domestic and global economies becomes murkier, the outlook for monetary policy has become more uncertain. The Federal Open Market Committee (“FOMC”) removed references to “further gradual increases” in its January 2019 meeting statement and included new language signaling a more patient, data-dependent stance. DOB’s economic outlook, as of March 5, 2019, was consistent with a single rate hike at the end of 2019, followed by one more rate hike in 2020. This was expected to bring the upper end of the target range close to 3 percent by the end of 2020.

As of March 5, 2019, several factors were at work prompting a change in the monetary policy outlook. First, the global economic outlook deteriorated. The failure to produce a Brexit deal clouded the outlook for the U.K. economy, while the Italian economy appeared to be in recession. Moreover, China’s fragile growth outlook reduced momentum in all its neighboring trading partners. While currency pressures eased in 2018, growth in other emerging markets was not expected, as of March 5, 2019, to be able to offset the weakness in developed markets. World GDP was expected to be weaker. Accordingly, as of March 5, 2019, real export growth of 2.5 percent was projected for 2019.

Second, financial conditions tightened. As of March 5, 2019, the most recent results from the Federal Reserve’s Senior Loan Officer Survey indicated a tightening of bank lending standards. The risk spread (as measured by difference between corporate bond yields and risk-free long-term treasury yields) widened over the course of 2018 and continued widening in early 2019. Meanwhile, the yield curve, which tracks the difference between long- and short-term rates, remained relatively flat, putting downward pressure on banking system profits, particularly given that the rates that banks pay their depositors had begun rising from historically low levels, as banks were forced to compete with the rise in risk-free short-term Treasury yields. The 10-year Treasury yield fell more than 50 basis points since early November 2018, despite a 25 basis-point increase in the Federal funds rate in the middle of December 2018. In the State’s view, as of March 5, 2019, the decline in the 10-year Treasury yield was due in large part to the safe-haven status of U.S. Treasury securities and was therefore likely to persist, particularly as the global economy decelerates.

Finally, as of March 5, 2019, inflation remained moderate from a historical perspective and well within the Federal Reserve’s target range. Domestic oil prices appeared to be stabilizing between $50 and $55 per barrel, with slowing global growth and expanding U.S. production providing a counterweight to the uncertainty that a complicated geopolitical landscape was having on supply. Thus, there was little evidence that inflation was poised to rise significantly above the Federal Reserve’s 2 percent target over the near term. Therefore, consumer price inflation was estimated, as of March 5, 2019, to fall from 2.4 percent in 2018 to 2.0 percent in 2019 on an annual average basis.

The New York State Economy

As of March 5, 2019, New York State private sector job growth appeared to be stabilizing at a historically healthy rate. Following 1.5 percent growth for calendar year 2017, the first half of calendar year 2018 had slightly stronger growth of 1.6 percent. However, the State economy was not expected to be immune to slowing global growth and a weakening national economy going forward. Indeed, preliminary data for the second half of calendar year 2018 indicated a slight decrease from the first half of 2018, resulting in estimated growth of 1.4 percent for all of 2018, representing an upward revision of 0.1 percent from the Enacted Budget Financial Plan forecast. Slower growth of 1.3 percent was projected for 2019 as national and global economic growth moderated, which represented an upward revision of 0.1 percent above the Enacted Budget Financial Plan forecast.

Finance and insurance sector bonuses, which at the time of the Enacted Budget Financial Plan forecast were expected to decline by 1.9 percent in Fiscal Year (“FY”) 2019, were revised downward and, as of March 5, 2019, were expected to decline by 14.7 percent for FY 2019. The estimated decline in finance and insurance sector bonuses in FY 2019 was attributable to weaker estimates of Wall Street’s calendar year 2018 revenue performance, and evidence that one-time bonus payments in FY 2018 were likely stronger than originally estimated. Finance and insurance sector bonus growth of 0.2 percent was projected for FY 2020.

Revised Quarterly Census of Employment and Wage data indicated weaker bonus growth, but stronger non-bonus wage growth for the second half of 2018. As of March 5, 2019, underlying non-bonus wage growth was projected at 4.8 percent for FY 2019, with 4.2 percent growth projected for FY 2020. On balance, total State wage growth of 3.2 percent was projected for FY 2019, representing a 0.4 percentage point downward revision from the Enacted Budget Financial Plan forecast, while wage growth of 3.8 percent was projected for FY 2020.

Equity market volatility and taxpayer responses to both anticipated and actual changes to Federal tax law resulted in large swings in taxable non-wage income for the State. For example, prior to 2009, hedge fund managers were able to avoid paying U.S. income taxes on fee compensation earned from their offshore funds by deferring and reinvesting it. The Emergency Economic Stabilization Act of 2008 ended this practice and required that all deferred compensation for services performed before January 1, 2009, be repatriated by December 31, 2017, at which point it would be subject to taxation. As of March 5, 2019, DOB estimated that approximately $15 billion in such income was added to New York State adjusted gross income (“NYSAGI”) for the 2017 tax year. Moreover, the results of the 2016 presidential election created an expectation among high-income taxpayers that Federal personal income tax (“PIT”) rates would be reduced effective in 2017, including the capital gains tax. This expectation likely motivated taxpayers to delay capital gains, wages, and possibly other income-generating activity into 2017, reducing wage and nonwage income for 2016 and increasing it for 2017. State taxpayers were estimated to have delayed $6 billion in capital-gains generating activity from 2016 into 2017. These developments, combined with fourth quarter financial market activity, were estimated, as of March 5, 2016, to have boosted growth in the non-wage components of NYSAGI for the 2017 Tax Year, while depressing them for 2018. As a result, positive capital gains realizations were estimated to have fallen 3.1 percent for the 2018 Tax Year, following growth of 32.2 percent for 2017. Combined positive partnership and S Corp gains were estimated to have fallen 16.1 percent for tax year 2018, following growth of 18.1 percent for 2017.

Although State private sector job growth remained above its historical average as of March 5, 2019, there were many risks to the forecast. All the risks to the U.S. forecast applied to the State forecast as well although as the nation’s financial capital, both the volume of financial market activity and the volatility in equity markets posed a particularly large degree of uncertainty for the State. The uncertainty surrounding the macroeconomic outlook for the national and global economies was amplified in the financial markets, as demonstrated by the 19.8 percent decline in the S&P 500 over a scant three months at the end of 2018. Risks related to the impact of tariffs, the strong dollar, and weakening global growth were expected, as of March 5, 2019, to continue to create volatility and restrain equity market growth over the near term. Due to the disproportionate global tilt of financial markets, the State’s finance sector was particularly vulnerable to these risks. In the opinion of the State, weaker and/or more volatile markets than anticipated could result in weaker bonus and wage growth, as well as lower taxable capital gains realizations, than were reflected in the Updated Financial Plan forecast. In contrast, stronger equity markets, along with stronger national and global growth, could, in the opinion of the State, result in stronger employment and wage growth than the Updated Financial Plan forecast reflected.

OVERVIEW OF THE FINANCIAL PLAN

The Governor submitted his FY 2020 Executive Budget proposal on January 15, 2019, and amendments through February 14, 2019 (the “Executive Budget”), as permitted by law. On February 15, 2019, DOB issued the Updated Financial Plan, extracts and summaries of which are set forth herein. The Updated Financial Plan included updated estimates for the FY 2019, projections for FY 2020 through FY 2022, and initial projections for FY 2023. The estimates and projections included in the Updated Financial Plan incorporate the impact of the Executive Budget legislative proposals.

The projections for FY 2020 through FY 2023 assumed the Legislature would enact the Executive Budget in its entirety and without modification by the start of FY 2020, which began on April 1, 2019. As of March 5, 2019, there could be no assurance the Legislature would adopt all, or any specific portion, of the Executive Budget as proposed. Accordingly, there could be no assurance the fiscal impact of the FY 2020 budget, when adopted, would not differ materially and adversely from the estimates and projections contained in the Updated Financial Plan that were included in the March 5, 2019 AIS Update.

The FY 2019 PIT collections through January 2019, a period of the fiscal year that is typically marked by a relatively heavy flow of PIT receipts compared to the rest of the year, were less than previously projected. Since the FY 2019 Enacted Budget Financial Plan (the “Enacted Budget Financial Plan”) presented in the AIS published on July 2, 2018, DOB has reduced the annual estimate for All Funds PIT receipts by $2.8 billion in FY 2019 and $2.2 billion in FY 2020, due to weaker than expected PIT collections. As of March 5, 2019, DOB believed that the revisions were reasonable and consistent with available data, but could not assure that actual receipts collections would not vary materially and adversely from these revised estimates.

In addition to the revision to PIT receipts, the Updated Financial Plan reflected the costs of a new labor contract with the union representing State correctional officers, whose members ratified a seven-year contract on January 24, 2019. The contract, which was patterned on the agreements of other State employee unions, covers FY 2017 through FY 2023. The Updated Financial Plan expected that the Legislature would authorize the necessary retroactive payments for the contract period from April 1, 2016 through March 5, 2019 to be paid in FY 2019.

The Updated Financial Plan reflected a combination of legislative and administrative actions to address the receipts shortfall and costs of the labor contract. As of March 5, 2019, DOB expected that the actions would be sufficient to maintain budget balance in the current year and ensure a balanced budget proposal for FY 2020.

Receipts

As of March 5, 2019, General Fund receipts, including transfers from other funds, were projected to total $68.5 billion in FY 2019, a decrease of $2.1 billion (3.0 percent) from FY 2018 results. The annual change was affected by taxpayer behavior in response to the Tax Cuts and Jobs Act of 2017 (“TCJA”) by increasing current estimated payments in the final year of uncapped state and local tax (“SALT”) deductions. Specifically, FY 2019 receipts were negatively affected by an increase in FY 2018 current estimated payments, at the expense of FY 2019 extensions. In addition, FY 2019 receipts were negatively affected by a decrease in FY 2019 current estimated payments, to the projected benefit of FY 2020 extensions.

As of March 5, 2019, General Fund PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, were expected to total $43.2 billion, a decrease of $3.8 billion from FY 2018 results. This decline was attributable to the shifting payment pattern and taxpayer behavior described above.

As of March 5, 2019, General Fund consumption/use tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (“LGAC”) and Sales Tax Revenue Bonds, were estimated to total $13.5 billion, an annual increase of $278 million (2.1 percent) from FY 2018 results. This reflected projected growth in disposable income and taxable consumption.

As of March 5, 2019, General Fund business tax receipts were estimated at $5.4 billion, an annual increase of $480 million (9.8 percent) from FY 2018 results. This growth was due to projected higher gross receipts due to a projected increase in corporate profits and various TCJA flow-through impacts.

As of March 5, 2019, other tax receipts to the General Fund were expected to total $2.0 billion after payment of debt service on Clean Water/Clean Air bonds, a decrease of $246 million (10.8 percent). This decrease reflected a return to an average number of estate tax payments exceeding $25 million.

As of March 5, 2019, non-tax receipts were estimated at $4.4 billion, an increase of $1.1 billion. The growth was mainly due to the expected transfer of resources from the Health Care Transformation Fund and the transfer of balances accumulated in other funds.

As of March 5, 2019, General Fund receipts were affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors.

Disbursements

As of March 5, 2019, General Fund disbursements, including transfers to other funds, were expected to total $71.3 billion in FY 2019, an annual increase of $2.0 billion (2.9 percent) from FY 2018 results.

As of March 5, 2019, local assistance grants were expected to total $48.1 billion in FY 2019, an annual increase of $2.0 billion (4.3 percent) from FY 2018 results. The largest increases were for School Aid ($1.1 billion on a State fiscal year basis) and Medicaid ($874 million).

As of March 5, 2019, General Fund disbursements for agency operations, including fringe benefits and fixed costs, were expected to total $14.5 billion, an annual increase of $664 million (4.8 percent). Personal Service (“PS”) and Non-Personal Service (“NPS”) costs were expected to increase $379 million from FY 2018 results, reflecting labor agreements, including retroactive payments related to the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”) contract ratified in January 2019. Fringe benefit costs associated with State employees, including retiree health insurance costs, were expected to increase by $285 million (5.1 percent), mainly due to medical cost inflation. The State’s costs for Workers’ Compensation were expected to increase by $101 million, due to underlying growth in the average weekly wage benefit and medical costs ($51 million), as well as a reduction in other resources available to offset those costs ($50 million).

As of March 5, 2019, General Fund transfers to other funds were estimated to total $8.8 billion in FY 2019, a decrease of $661 million from FY 2018 results. The decline was mainly due to the timing of General Fund capital reimbursements from bond proceeds.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Closing Balance for FY 2019

As of March 5, 2019, DOB projected the State would end FY 2019 with a total General Fund cash balance of $6.5 billion, a decrease of $2.9 billion from the FY 2018 year-end balance. The General Fund closing balance excluding Extraordinary Monetary Settlements was estimated at $2.6 billion, or $1.8 billion lower than the closing balance at the end of FY 2018. The change was due mostly to the expected use of the $1.9 billion in cash received in FY 2018. These funds were attributed to the acceleration of PIT payments in response to the Federal limit on SALT deductibility, which became effective January 1, 2018. In addition, the closing balance was reduced due to the use of the labor reserve to fund a portion of the NYSCOPBA contract.

As of March 5, 2019, balances in the State’s principal “rainy day” reserves, the Tax Stabilization Reserve and the Rainy Day Reserve, were expected to increase by $250 million after the planned deposit of a portion of new Extraordinary Monetary Settlements. The Updated Financial Plan maintained a reserve of $500 million for debt management purposes, which DOB expected to use in FY 2020 to accelerate the repayment of amortized pension costs.

As of March 5, 2019, the balance of Extraordinary Monetary Settlements was expected to total $3.9 billion at the close of FY 2019, a decrease of $1.1 billion from the close of FY 2018. The anticipated decrease reflected $1 billion in planned transfers to the Dedicated Infrastructure Investment Fund (“DIIF”) and other funds for authorized purposes; $194 million in funding for the Metropolitan Transportation Authority’s (“MTA”) Subway Action Plan; a $250 million deposit to rainy day reserves (the first of two planned deposits); and $719 million for operating expenses. These uses were offset in part by $1.2 billion in new Extraordinary Monetary Settlements received in FY 2019.

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (“STIP”). Money may be borrowed for up to four months, or until the end of the fiscal year, whichever period is shorter. As of March 5, 2019, the State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

As of March 5, 2019, DOB expected that the State would have adequate liquidity in FY 2020 to make all planned payments as they become due without having to temporarily borrow from STIP. The State continued to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax bonds, continued to be set aside as required by law and bond covenants.

APRIL - DECEMBER 2018 OPERATING RESULTS

All Governmental Funds – Results Compared to Prior Year

All Governmental Funds receipts through December 2018 were $3.2 billion higher than during the same period in the prior year. This growth was comprised of higher Federal grants and miscellaneous receipts, offset by reduced taxes. Spending also increased for all major fund categories with the largest growth seen in Medicaid, Capital and Federal spending.

Receipts

The PIT receipts decreased by $1.5 billion (4.4 percent) due to a significant timing-related decline in current estimated payments related to taxpayer behavior in relation to the cap on SALT deductions, and strong growth in Property Tax Relief credits and Property Tax STAR credit payments, partially offset by moderate growth in withholding receipts, and a decline in total current Tax Year 2017 refunds as the result of a nearly $500 million year-over-year increase in the FY 2018 January to March administrative refund cap.

The decline in all other taxes included the direct remittance of the payroll mobility tax (“PMT”) collections to the MTA beginning in FY 2019, which previously passed through the State and was thus included in the FY 2018 receipts ($963 million), as well as lower estate tax payments due to the receipt of three super-large estate tax payments through December in FY 2019 at a significantly lower total value, compared to three through the same period in FY 2018. The declines were partly offset by higher Consumption/User tax collections including growth in sales tax and corporate franchise tax receipts.

Miscellaneous receipts were $1 billion (4.9 percent) higher in the current year mainly due to the receipt of a $1 billion payment from Fidelis Care pursuant to the sale of substantially all its assets to Centene Corporation; unplanned extraordinary settlement moneys ($297 million); Health Care Reform Act (“HCRA”) receipts ($142 million); and revenues deposited into the newly created Charitable Gifts Trust Fund ($93 million). Lower bond proceeds reimbursements ($933 million), primarily associated with ESDC, partly offset the higher receipts.

Federal grants were $4 billion higher and follow the increase in Federal operating aid disbursements.

Spending

From April through December 2018, State Operating Funds spending totaled $69.3 billion, an increase of $1.7 billion (2.4 percent) compared to the same period of the prior year. Growth in Medicaid ($1.8 billion) and School Aid ($405 million) was partially offset by lower aggregate spending in all other local assistance programs ($368 million).

Increased Medicaid spending was largely driven by: increased claiming for rate changes that were processed later in this fiscal year ($1 billion); Federal Part D Clawback ($151 million); timing of various program costs ($100 million); Affordable Care Act (“ACA”) reimbursements to local governments ($90 million); Community First Choice ($139 million); and other offline payments; audit collections ($81 million); resolution of Centers for Medicare & Medicaid Services (“CMS”) deferrals ($248 million); and underspending in the Basic Health Program Essential Plan (“EP”) ($82 million) associated with the timing of Federal receipts. The increase in School Aid spending was largely due to an increase in General Aid payments ($474 million), the timing of Statewide Universal Full-Day Prekindergarten (“SUFPK”) aid payments ($231 million), and Medicaid payments ($47 million). These increases were partially offset by lower spending for Teachers’ Retirement ($221 million) and School Aid Lottery payments ($134 million).

The decline in all other local assistance spending was primarily attributable to direct flow of the PMT collections to the MTA, which previously passed through the State and were included in the FY 2018 results ($905 million). This decline was partially offset by increased spending for the MTA Subway Action Plan ($194 million), Tuition Assistance Program (“TAP”) ($133 million), public assistance benefits ($96 million), and the Special Education Summer School program ($70 million).

Spending growth for executive agency operations occurred primarily in transportation ($163 million), which included certain operating costs that were moved from the Dedicated Highway and Bridge Trust Fund (“DHBTF”) to the General Fund beginning in FY 2018, partially offset by decreased spending across multiple agencies including Department of Corrections and Community Supervision (“DOCCS”), health and gaming. Operating spending for elected officials and University systems increased due to personal service costs associated with collectively bargained retroactive payments.

Higher fringe benefits spending ($53 million) included planned cost increases for the State’s share of employee health insurance and Workers’ Compensation payments, offset by lower pension costs and other timing-related transactional adjustments.

Lower debt service spending ($441 million) was attributable to the prepayment of FY 2019 obligations at the end of FY 2018 as well as a shift in principal payments from the beginning of the fiscal year to later in the year due to refundings.

Capital Projects Fund spending increased by $1 billion primarily due to expenses for the MTA ($463 million), expansion of the Jacob Javits Convention Center ($316 million), Department of Health (“DOH”) initiatives ($140 million), and broadband expansion ($69 million).

Growth in Federal operating aid spending ($3.6 billion) was driven by increases in several programs including:

●	Medicaid ($1.8 billion higher) reflecting programmatic growth and increases in Federal Share funding.
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Social Services ($1 billion higher) primarily attributable to the timing of payments related to Child Care ($666 million), Public Assistance benefits ($184 million), Flexible Fund for Family Services ($112 million), and the Home Energy Assistance Program (HEAP) ($63 million) programs relative to the same period in the prior year.

●	Essential Plan ($272 million higher) due to enrollment growth.
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Medicaid Administration ($254 million higher) attributable to the resolution of FY 2016 CMS deferrals, Medicaid Administration ($254 million higher) attributable to the resolution of FY 2016 CMS deferrals.

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School Aid ($138 million higher) driven by increases in Federal Every Student Succeeds Act (ESSA) grants, partially offset by reduced spending in school breakfast and lunch meal reimbursement and Title III English Language Acquisition State Grants.

All Governmental Funds - Results Compared to Prior Financial Plan

The State ended December 2018 with an All Funds closing balance of $12.4 billion, higher than both estimates ($2.8 billion above the initial estimate and $1.2 billion higher than the revised estimate).

Receipts

Through December 2018, PIT collections were lower than forecasted due to weaker than expected Tax Year 2018 current estimated payments. Consumption/Use Tax collections exceeded forecasts due to higher sales tax base growth. Lower-than-projected business tax receipts were primarily driven by the timing of insurance tax payments and lower than projected audit receipts.

Miscellaneous Receipts exceeded the initial projections mainly due to the receipt of unplanned Extraordinary Monetary Settlements ($572 million), and higher HCRA and lottery receipts. These higher receipts were offset by the timing of bond proceed reimbursements, primarily for Empire State Development (“ESD”), projects, which were reimbursed with a bond sale in January 2019. Compared to the revised estimates, miscellaneous receipts were in line with projections.

Federal grants were higher than both estimates ($3 billion and $742 million, respectively), driven by Federal operating aid disbursements, as well as the timing of reimbursements for program costs initially financed by the State and later reimbursed with Federal funding.

Spending

Total State Operating Funds spending was $34 million higher than initial estimates and $208 million (0.3 percent) higher than updated estimates. The following discussion of the variances is focused on the comparison to Enacted Budget Financial Plan estimates.

Higher local assistance spending ($519 million) is driven mainly by the following large variances:

●

Medicaid ($1.4 billion higher) included increased claims attributable to timing-related changes to managed care and managed long-term care rate packages ($1.2 billion), certain Nursing Home payments ($70 million), and lower-than-anticipated pharmacy rebates ($172 million).

●	Social Services spending ($314 million lower) was slower than expected for Child Welfare Services ($225 million), public assistance benefit payments ($48 million), and Youth Programs ($20 million).
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School Aid ($256 million lower) included underspending in Excess Cost aid set-asides for students with disabilities ($153 million), General School Aid payments ($109 million), and slower-than-anticipated spend-out of various claims-based programs ($82 million), partially offset by higher spending on the Employment Preparation Education program ($61 million) and the State Share Medicaid ($56 million) related to an increase in the Medicaid reimbursement rate for the School Supportive Health Services program.

●

Other variances included mental hygiene ($100 million lower) due primarily to the timing of agency payment activity; transportation ($66 million lower); education spending ($54 million lower), largely related to preschool special education payments and Fiscal Stabilization grants; and Public Health ($51 million lower), attributable to General Public Health Works (“GPHW”), Roswell Park Cancer Institute (“RPCI”) and Physician Excess Medical Malpractice.

Agency operations spending was $151 million lower than planned. Lower spending for Executive agencies was primarily attributable to Medicaid Administration costs, Department of Corrections and Community Supervision (“DOCCS”), and EP. SUNY and Judiciary personal service spending was higher than expected due to retroactive salary increases. Lower NPS spending in the University Systems was primarily from SUNY operations.

General State Charges (“GSC”) were $251 million lower than initial estimates, primarily due to timing of reimbursements for operations supported by Federal and capital funding.

Capital spending was $2.2 billion below initial projections mainly due to the timing of economic development grant awards ($606 million). Additional underspending occurred in Transportation ($566 million) attributable to slower-than-projected spending for large scale DOT capital projects; Health and Social Welfare ($502 million) driven by the timing of spending for housing programs ($340 million) and health care facility transformation ($160 million); Education ($297 million) related to lower-than-anticipated Smart School claims; and lower-than-anticipated spending for Parks and Environment ($165 million).

Growth in Federal operating aid spending ($2.6 billion) was driven by increases in several programs, including:

●	Medicaid ($1.5 billion higher) reflecting increased claims ($1.7 billion), partially offset by lower spending in the Balanced Incentive Program (“BIP”) ($30 million).
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Social Services ($399 million higher) primarily attributable to timing of payments related to Child Care ($634 million); offset by underspending in Flexible Fund for Family Services ($76 million), public assistance benefit payments and Title XX ($54 million each), HEAP ($35 million), and Supplemental Nutrition Assistance Program benefits ($14 million).

●	Public Health ($313 million higher) driven by the Child Health Plus (“CHP”) program as a result of increased enrollment beyond expectations and higher state operation costs.
●	All Other Education ($235 million higher) associated with higher spending on Federal Individuals with Disabilities in Education Act (“IDEA”) flow-through grants ($205 million).
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Medicaid Administration ($145 million higher) due to local assistance related to the resolution of FY 2016 CMS deferrals ($280 million), offset by lower NPS disbursements attributable to timing of contract payments.

●	School Aid ($166 million lower) mainly driven by Federal ESSA grants ($108 million) and reimbursement for school breakfast and lunch meals ($58 million).

General Funds Results – Compared to Prior Financial Plan

The General Fund closing balance at the end of December 2018 was $584 million higher than the initial estimate, driven by lower spending ($291 million) and higher receipts ($293 million). Higher receipts included the unplanned receipts of Extraordinary Monetary Settlements.

The PIT collections were lower than expected, with respect to both the initial and revised plans, primarily due to a combination of lower December 2018 current estimated payments and underestimated transfers from the Revenue Bond Tax Fund to the General Fund. Business tax collections were lower than projected in both the initial and revised estimates, primarily attributable to lower audit receipts and the timing of insurance tax payments.

Local assistance spending was higher than expected, mainly due to Medicaid, partly offset by lower spending in several areas, including School Aid, social services and mental hygiene. Operational spending fell below estimates. General Fund transfers to support capital spending did not occur as planned.

The State ended December 2018 with a balance of $4.8 billion in Extraordinary Monetary Settlement funds held in the General Fund. The balance was higher than planned and reflected the receipt of unplanned settlement moneys and slower utilization.

State Operating Funds Spending – Summary of Annual Spending Change

State Operating Funds encompasses a wide range of State activities funded from income sources outside of the General Fund, including dedicated tax revenues, tuition, patient income, and assessments. Activities funded with these income sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund, but nonetheless are captured in State Operating Funds and subject to the 2 percent spending limit. Activities funded from these “own-source” revenues contribute to annual spending growth.

State Operating Funds spending growth in recent years also reflects the State’s effort to address long-standing public policy issues. In FY 2015, the State absorbed the full cost of growth in Medicaid on behalf of local governments. In FY 2017, the State enacted a law that provides for predictable increases in the minimum wage. FY 2020 State Operating Funds spending increased by roughly $700 million as a result of these two policy initiatives.

Local Assistance

Local assistance spending includes financial aid to local governments and nonprofit organizations, as well as entitlement payments to individuals. Medicaid and School Aid are the State’s largest local aid programs, comprising over 45 percent of State Operating Funds spending.

As of March 5, 2019, in School Year (“SY”) 2020, School Aid was expected to total $27.7 billion, an increase of nearly $1 billion (3.6 percent), including a $338 million increase in Foundation Aid. Medicaid spending subject to the Medicaid spending cap or (“Global Cap”) was expected to grow at the indexed rate of 3.0 percent ($568 million) to $19.4 billion. In total, local Medicaid spending funded from State resources was expected to increase by $735 million to $21.1 billion in FY 2020.

In the opinion of the State, several factors were responsible for the annual decline in transportation spending in State Operating Funds. In FY 2019, the State made an extraordinary operating aid payment of $194 million for the Subway Action Plan and remitted $135 million in residual PMT collections held in fund balances to the MTA. In addition, similar to changes made in FY 2019 related to PMT, as of March 5, 2019, the Executive Budget proposed that several taxes and fees collected by the State and remitted to MTA would no longer be subject to annual appropriation by the State Legislature. Previously, the State collected these revenues on behalf of, and disbursed the entire amount to, the MTA. Similar to the PMT, these taxes would be remitted directly to MTA, increasing timeliness and removing any uncertainty related to the annual appropriation process. Consistent with the proposed statutory change, as of March 5, 2019, the Updated Financial Plan did not include the receipts and related local assistance disbursements for FY 2020 of these taxes and fees. The estimated value of the taxes and fees in FY 2020 was approximately $300 million. The annual decline was expected by the State to be offset in part by a $160 million increase in disbursements from the Mass Transportation Operating Assistance Fund, which the State expected to be funded by the expected growth in dedicated taxes and existing fund balance.

The State’s School Tax Relief (“STAR”) spending was affected by the conversion of STAR benefits to State PIT credits. The conversion had no impact on the value of the STAR benefits received by taxpayers. It did, however, decrease the level of reported PIT receipts and reported disbursements for STAR on a State Operating Funds basis by an identical amount (estimated at $937 million in FY 2019 and $1.2 billion in FY 2020). Additionally, proposed Executive Budget actions to reduce the income limit for the Basic STAR exemption from $500,000 to $250,000 and hold annual growth in the STAR exemption benefit flat were expected to decrease STAR program spending over the course of the Executive Budget Financial Plan as participation shifts from the exemption program to the credit program.

Social services spending reflected the use of available Temporary Assistance for Needy Families funding to offset state costs in Child Care and Advantage Afterschool programs, deferral of the FY 2020 human services COLA, and the proposed establishment of a New York City share for the Family Assistance Program.

Higher Education spending was offset by a change in accounting for TAP payments made to State operated State University of New York (“SUNY”) campuses. The Executive Budget Financial Plan reflected a modification to the accounting and Higher Education Services Corporation (“HESC”) TAP payments made to SUNY on behalf of student recipients. This change eliminated recording the payment twice on a State Funds basis — first from the General Fund to SUNY and again by SUNY to fund operating expenses. As of March 5, 2019, the TAP payment was expected to be reflected as a transfer to SUNY, similar to the treatment of Medicaid payments made to State-operated health facilities on behalf of Medicaid recipients. These changes were partly offset by the third phase of the Excelsior Free Tuition Program and CUNY fringe benefit growth.

Mental hygiene spending increases reflected enhancements in community mental health services, community-based employment opportunities for individuals with disabilities, increased funding to not-for-profit providers for minimum wage increases, and additional resources to address the heroin and opioid crisis. However, the State Operating Funds growth was more than offset by the fact that a significant portion of mental hygiene spending is funded with available resources from the Medicaid Global Cap. This technical adjustment lowers reported mental hygiene spending and increases Medicaid spending by an identical amount. This transaction had no impact on mental hygiene service delivery or operations.

Local assistance spending reported in the Updated Financial Plan was affected by the accounting treatment of State payments to the Sales Tax Asset Receivable Corporation (“STARC”). Pursuant to legislation enacted in FY 2017, as of March 5, 2019, New York City was remitting savings to the State from a 2014 refunding of STARC bonds, which were supported solely by the annual payment of State aid. The legislation specified that the money refunded from STARC could be received by the State as a miscellaneous receipt or directed by the State to a public authority to offset debt service costs on State-supported bonds. The Legislature authorized, via specific language in the STARC appropriation, that the STARC refunding money recouped from New York City be treated as an offset to State spending. The Updated Financial Plan reflected an offset to spending of $170 million in FY 2019 and $17 million in FY 2020. In prior years, the reimbursement money was reflected as a miscellaneous receipt.

State Operations

As of March 5, 2019, operating costs for State agencies included salaries, wages, fringe benefits, and non-personal service costs (e.g., supplies, utilities). Spending for Executive agency operations was expected to increase by 0.3 percent in FY 2020. Growth was mainly due to the annualization of certain DOT operating costs related to snow and ice removal and pay increases.

Operations spending for the University Systems and elected officials – the Attorney General, Comptroller, Legislature and Judiciary – was, as of March 5, 2019, expected to increase by 2 percent in FY 2020.

The annual spending growth for fringe benefits was due mainly to rising health care and prescription drug costs for State employees and retirees, and Workers’ Compensation expenses. In addition, as of March 5, 2019, DOB planned to accelerate the repayment of $500 million of amortized pension costs in FY 2020 if fiscal conditions permit, which was expected to generate $33 million of interest savings through FY 2023.

Debt Service

As of March 5, 2019, debt service was projected to decline from FY 2019 to FY 2020 due to the prepayment of debt service. DOB determines the level of prepayments each year based on operating results, resources on hand, and other factors. DOB has made prepayments of debt annually for several years. In FY 2020, the effect of prepayments was expected to be offset in part by the expected growth in debt service on State-supported debt.

Impact of Federal Tax Law Changes

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (“TCJA”) (H.R. 1, P.L. 115-97), making major changes to the Federal Internal Revenue Code, most of which became effective in the 2018 tax year. The new Federal tax law made extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system in numerous ways. As of March 5, 2019, the changes to the Federal tax code were expected by the State to have significant flow-through effects on state tax burdens and state tax receipts. In the opinion of the State, one of the most onerous provisions in the TCJA from the standpoint of individual New York State taxpayers is a new $10,000 limit on the deductibility of SALT payments, effective for tax year 2018. The TCJA’s SALT deduction limit represents a large increase in the State’s effective tax rate relative to historical experience, and may adversely affect New York’s economic competitiveness.

As of March 5, 2019, DOB and New York State Department of Taxation and Finance (“DTF”) estimated that the SALT deduction limit raises Federal tax liability for New York taxpayers by $14.3 billion for tax year 2018, relative to what taxpayers would have paid absent the limitation. Over the course of the eight years the SALT deduction limit is scheduled to be in effect, the State estimated, as of March 5, 2019, that resident taxpayers who itemize at the Federal level for each year through 2025 would collectively pay an additional $121 billion in Federal taxes relative to what they would have paid absent the SALT deduction limit.

Moreover, the TCJA contains numerous provisions that the State believed, as of March 5, 2019, may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. In the opinion of the State, a loss of wealth associated with a decline in home prices could have a statistically significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, were expected by the State, to cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

In sum, the State believed, as of March 5, 2019, that Federal tax law changes could intensify migration pressures and erode the value of home prices, thereby posing risks to the State’s tax base.

State Response to Federal Tax Law Changes

The FY 2019 Enacted Budget included State tax reforms intended to mitigate issues arising from the Federal law, including decoupling many State tax provisions from the Federal changes, the creation of an optional payroll tax program, and the establishment of a new State charitable giving vehicle, all of which are described below. As of March 5, 2019, the State continued to evaluate other tax law changes in response to the TCJA.

On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit intended to protect New York taxpayers from the new Federal limit on the SALT deduction. The lawsuit argues that the new SALT limit was enacted to target New York and similarly situated states, that it interferes with states’ rights to make their own fiscal decisions, and that it will disproportionately harm taxpayers in these states.

Decoupling From Federal Tax Code

The State tax code is closely aligned in many respects with the Federal tax code. The FY 2019 Enacted Budget included legislation that decouples the State tax code from the Federal tax code, where appropriate, to minimize roughly $1 billion in State tax increases that would otherwise have been the result of the Federal tax changes. Those decoupled Federal changes, which would have affected the General Fund budget gaps projected in FY 2020 and beyond, include:

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Federal Limit on SALT Deduction. The TCJA capped the itemized deductions for SALT at $10,000. The State tax code was updated to decouple from this limit, preventing a State tax increase from the linkage of this Federal limit to State income tax returns.

●	Federal Changes and Eliminations to Certain Deductions. The State decoupled from new Federal limits on other deductions.

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Temporary Federal Medical Expense Deduction Increase. Federal changes impose a two-year increase in the itemized medical expense deduction, thereby lowering taxpayer liability. As of March 5, 2019, the State had not changed its tax code.

●	Child Tax Credit. Federal law changed the value of, and eligibility for, the child tax credit. As of March 5, 2019, the State expected the Empire State Child Tax Credit program to remain unchanged.
●

New York Single Filer Standard Deduction. The Federal repeal of personal exemptions would have eliminated the ability of New York single-filer taxpayers to claim the standard deduction on their State tax returns. The FY 2019 Enacted Budget included legislation to address this issue. Absent this legislation, New York State taxpayers would have been subject to an annual State tax increase of $840 million, beginning in FY 2020.

Employer Compensation Expense Program (“ECEP”)

Under legislation approved with the FY 2019 Enacted Budget, employers may opt in to a new ECEP, which was intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits tax deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business.

Employers that elect to participate in the ECEP were to be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in tax year 2019, 3 percent in tax year 2020, and 5 percent in tax year 2021. Employers must elect to participate in the ECEP for the upcoming tax year by December 1 of the preceding calendar year. The first annual election was due by December 1, 2018, for the tax year which began on January 1, 2019.

The ECEP was intended to be revenue neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue. Remittance of ECEP revenue to the State was expected to occur on the same schedule as PIT withholdings, with remittances starting in the fourth quarter of FY 2019. A new State PIT credit was expected to be available to employees whose wages are subject to the tax; any decrease in New York State PIT receipts was expected to be offset by a comparable increase in ECEP revenue because the formula used to calculate the State PIT credit corresponds in value to the ECEP.

For the 2019 Tax Year, 262 employers elected to participate in the ECEP and, as of March 5, 2019, were expected by the State to remit $2 million.

State Charitable Gifts Trust Fund

The FY 2019 Enacted Budget created a new State Charitable Gifts Trust Fund to accept gifts, starting in tax year 2018, for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions may claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer making a donation may also claim a State tax credit equal to 85 percent of the donation amount for the tax year after the donation is made. As of March 5, 2019, State PIT receipts were expected to be reduced by the State tax deduction and 85 percent tax credit.1

As of March 5, 2019, the State had received $93 million in charitable gifts that were deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). The FY 2020 Executive Budget appropriated these funds for authorized purposes.

Impact of Tax Law Changes on PIT Revenue Bonds

To offset the potential reduction in the level of New York State PIT receipts resulting from activity of the ECEP and the State Charitable Gifts Trust Fund, the FY 2019 Enacted Budget amended the State Finance Law provisions creating the Revenue Bond Tax Fund (“RBTF”) to increase the percentage of New York State PIT receipts required to be deposited upon receipt in the RBTF from 25 percent to 50 percent. In addition, the legislation that created the ECEP required that 50 percent of ECEP receipts received by the State be deposited to the RBTF. These changes became effective April 1, 2018.

1 The Fy 2019 Enacted Budget Also Provided That The Suny Research Foundation, The Cuny Research Foundation, And Health Research, Inc. May Accept Up To $10 Million Each In Charitable Gifts On An Annual Basis. As Of March 5, 2019, The State Pit Receipts Were Also Expected To Be Reduced By The State Tax Deduction And An 85 Percent Credit For Those Donations That Was Expected To Be Available Beginning In Tax Year 2019.

The amendments also increase the amount of all New York State PIT receipts collected from payroll withholding and ECEP receipts that must be deposited in the RBTF in the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, debt service payments and other cash requirements under the applicable financing agreements have not been made when due on the State PIT Revenue Bonds. Under prior law, New York State PIT receipts from payroll withholding were to be deposited to the RBTF until amounts on deposit in the RBTF equaled the greater of 25 percent of annual New York State PIT receipts or $6 billion. Under the new law, New York State PIT receipts and ECEP receipts are deposited to the RBTF until amounts on deposit in the RBTF equal the greater of 40 percent of the aggregate of annual New York State PIT receipts and ECEP receipts or $12 billion.

In the opinion of the State, donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. Accordingly, the amount of donations to the State Charitable Gifts Trust Fund is, in the opinion of the State as of March 5, 2019, the principal direct risk to the amount of New York State PIT receipts deposited to the RBTF under the tax law changes enacted by the State as part of the FY 2019 Enacted Budget. To address this risk, the State increased the amount of PIT receipts deposited into the Revenue Bond Tax Fund from 25 percent to 50 percent.

DOB and DTF performed a calculation of the maximum amount of charitable donations to the State Charitable Gifts Trust Fund that could occur annually under varying assumptions. The calculation of this ceiling was intended by the State as a stress test on State PIT receipts that may flow to the RBTF under different levels of assumed taxpayer participation. It should not, under any circumstances, be viewed as a projection of likely donations. The factors that may influence donation activity are complex and include, but are not limited to, possible statements, actions, or interpretive guidance by the IRS or other governmental actors relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; advice or guidance of tax advisors or other professionals; changes in general economic conditions; adoption of similar trusts in other states; and tax reciprocity agreements among states.

As of March 5, 2019, the ceiling on the amount of potential donations was calculated to be in the range of $28 billion annually, on average (2018 through 2022).2 The calculation of the ceiling assumed that every resident taxpayer who has an incentive to donate would do so, and such donations would be equal to the total value of each resident taxpayer’s SALT payments, less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation was dependent on several assumptions concerning the number of itemized filers. It relies on the most recent personal income tax population study file (2016), as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. The calculation also assumed that (i) no further changes in Federal tax law would occur, and (ii) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Updated Financial Plan were materially accurate.

In general, assumptions made by the State regarding taxpayer behavior were intended to maximize the calculated impact of charitable giving on PIT receipts in each year. After these adjustments and with inclusion of ECEP revenues, receipts to the Revenue Bond Tax Fund were projected, as of March 5, 2019, to remain above the level of receipts that would have been expected under statutes effective prior to April 2018, even assuming a maximum taxpayer participation scenario.

The DOB and DTF calculation of the projected ceiling on the amount of donations was necessarily based on many assumptions that may change materially over time. While DOB believed that these factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the RBTF below the levels projected in February 2018. If that were to occur, DOB expected, as of March 5, 2019, that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the RBTF.

Accordingly, although the calculation of a maximum amount of charitable donations to the State Charitable Gifts Trust Fund reflected DOB’s and DTF’s best judgment and estimates as of March 5, 2019, such amount may be higher.

IRS Guidance

2 The calculation of maximum potential donations is based on current law, including the scheduled reversion of the top PIT rate from 8.82 percent to 6.85 percent starting in tax year 2020.

On August 23, 2018, the IRS issued proposed regulations -- IRS REG-112176-18 -- that seek to provide new rules governing the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a state or local tax credit for such charitable contributions. In the case of state tax credits received by a taxpayer making a charitable contribution, the proposed regulations would require the taxpayer to reduce the Federal income tax deduction by the amount of the state tax credit received for such charitable contribution; provided, however, this rule would not apply if the value of the state tax credit to be received does not exceed 15 percent of the charitable contribution. If finalized, these proposed regulations were expected to apply to contributions after August 27, 2018. As of March 5, 2019, the Treasury Department and the IRS had collected comments from the general public on these proposed regulations and held a public hearing on November 5, 2018. Based on its review of the proposed regulations, as of March 5, 2019, DOB anticipated that if the proposed regulations were adopted in their then-current form, then contributions to the State Charitable Gifts Trust Fund would decline. In the State’s opinion as of March 5, 2019, the proposed regulations, by their terms, do not impact the Federal tax reduction that DOB expected would result for certain taxpayers employed by entities that may enroll in the ECEP.

Implementation

The State developed the ECEP and Charitable Gifts Trust Fund based on a review of existing laws, regulations, and precedents. However, there can be no assurance that the IRS will allow taxes paid under the ECEP by an electing employer, or donations made by taxpayers to the Charitable Gifts Trust Fund, to be deductible for Federal tax purposes under current law and the TCJA. As noted above, the IRS has proposed regulations that would impair the ability of taxpayers to deduct from federally taxable income donations made by taxpayers to the Charitable Gifts Trust Fund while receiving State tax credits for such donations.

The FY 2019 Enacted Budget allowed taxpayers to claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 tax years if the underpayments arise from reliance on amendments to State tax law enacted in 2018. To receive reimbursement, taxpayers are required to submit their reimbursement claims to DTF within 60 days of making an interest payment to the IRS.

There could be a material expense to the State if taxpayer participation in the ECEP and Charitable Gifts initiatives for the 2019, 2020 and 2021 tax years results in Federal determinations of underpayment of Federal income tax. Any cost to the Financial Plan from State reimbursement of interest charges would occur in FY 2021 at the earliest, for determinations on 2019 tax payments due in April 2020, or thereafter.

The Updated Financial Plan did not include any estimate of the magnitude of the possible interest expense to the State, which depends on several factors, including: rates of participation in the ECEP; the magnitude of donations to the State Charitable Gifts Trust Fund; the amount of determinations of underpayment attributable to reliance on other changes in State tax law made in 2018; the amount of time between the due date of the return and the date any Federal determination is issued; the interest rate applied; and the frequency at which taxpayers submit timely reimbursement claims to the State. Interest on unpaid Federal tax generally accrues from the due date of the return until the date of payment in full. Under Federal law, as of March 5, 2019, the interest rate is determined quarterly and is the Federal short-term rate plus 3 percent, compounded daily.

STATE GOVERNMENT EMPLOYMENT

As of March 31, 2018, the State had approximately 181,600 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. As of July 2, 2018, the workforce was substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. As of July 2, 2018, the State workforce was projected to total 182,728 positions at the end of FY 2019. The State workforce subject to direct Executive control was expected to total 118,868 full time equivalent positions at the end of FY 2019.

The State Public Employment Relations Board defines negotiating units for State employees. Governor’s Office of Employee Relations conducts collective bargaining negotiations with the State’s unions, with the exception of employees of the Judiciary, public authorities, CUNY and the Legislature. Such negotiations include terms and conditions of employment, except pension benefits.

OTHER MATTERS AFFECTING THE STATE FINANCIAL PLAN

General

The State’s Updated Financial Plan is subject to complex economic, social, financial, political, and environmental risks and uncertainties, many of which are outside the ability of the State to control. As of March 5, 2019, DOB believed that the projections of receipts and disbursements in the Updated Financial Plan were based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from these projections. For instance, actual receipts collections have fallen substantially below the levels forecasted in certain fiscal years. In addition, certain projections contained in the Updated Financial Plan were based on the assumption that annual growth in State Operating Funds spending would be limited to 2 percent in FY 2021, FY 2022, and FY 2023, and that all savings that result from the 2 percent spending growth benchmark would be made available to the General Fund.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State fiscal years, assisting in the adherence to spending targets and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration and unplanned expenditures. As such, the State regularly makes certain payments above those initially planned, to maintain budget flexibility. All payments made above the planned amount are reflected in the year they occur, and adhere to the limit of the State’s 2 percent spending growth benchmark.

The Updated Financial Plan was based on numerous assumptions, including the condition of the State and national economies and the concomitant collection of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include the impacts of: national and international events; ongoing financial risks in the Euro-zone; changes in consumer confidence, the price and supply of oil and gas; major terrorist events and hostilities or war; climate change and extreme weather events; cybersecurity threats; Federal statutory and regulatory changes concerning financial sector activities; Federal tax law; changes to Federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments, which may adversely affect bonus income and capital gains realizations; tech industry developments and employment; the effect of household debt on consumer spending and State tax collections; and the outcomes of litigation and other claims affecting the State

The Updated Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; the realization of the projected rate of return for pension fund assets, and assumptions as of March 5, 2019, with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; and the ability of the State and its public authorities to issue securities successfully in the public credit markets.

The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial change. No assurance can be given that these estimates and projections, which depend in part upon actions the State expected to be taken but which are not within the State’s control, will be realized.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from its projections as of March 5, 2019. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of non-recurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by action of the Governor.

The Updated Financial Plan projections for FYs 2020 to 2023 assumed that School Aid and Medicaid disbursements would be limited to the ten-year rolling average growth of State personal income and the medical component of the consumer price index (“CPI”), respectively. Starting in FY 2014, the School Aid growth cap was limited to the annual growth in NYS personal income. To reduce volatility and align with the Medicaid cap, as of March 5, 2019, the Executive Budget proposed amending the statutory personal income growth index (“PIGI”) for School Aid to reflect average annual income growth over a ten-year period. Consistent with a ten-year average growth cap, the Updated Financial Plan reflected a School Aid increase of 3.6 percent in SY 2020.

State law grants the Commissioner of Health certain powers and authority to maintain Medicaid spending levels assumed in the Updated Financial Plan. The Commissioner’s powers are intended to limit the rate of annual growth in DOH State Funds Medicaid spending to the levels estimated for the current fiscal year, through actions which may include reducing rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Over the past six years, DOH State Funds Medicaid spending levels have remained at or below indexed levels without requiring the Commissioner to exercise this authority. However, Medicaid program spending is sensitive to outside factors including fluctuations in economic conditions, which may increase caseload, and changes in Federal aid, which could affect State health care spending. It should further be noted that the Medicaid Global Cap, which is indexed to historical CPI Medical trends, applies to State Operating Funds and, therefore, General Fund spending remains sensitive to revenue performance in the State’s HCRA fund. The HCRA fund finances approximately one-quarter of the State’s share of Medicaid costs.

The Updated Financial Plan forecast assumed various transactions that could fail to occur as planned including, but not limited to: receipt of certain payments from public authorities; receipt of certain revenue sharing payments under the Tribal-State compact, including payments from the Seneca Nation, receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels projected, as of March 5, 2019. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan in current or future years, or both.

The Updated Financial Plan also included actions that affect the spending reported in the State Operating Funds basis, including (i) the realignment of certain operating costs to the capital budget to provide consistency in reporting across all agencies and a more accurate accounting of the overall capital budget; (ii) the payment of certain operating costs using available resources in accounts outside of the State Operating Funds basis of reporting; (iii) the restructuring of the STAR program to a tax credit for consistency with the reporting of other State tax credits; and (iv) other accounting and reporting changes. If these and other transactions are not implemented as planned, annual spending growth in State Operating Funds would increase above estimates as of March 5, 2019.

In developing the Updated Financial Plan, DOB attempts to mitigate the financial risks from receipts volatility, litigation, and unexpected costs, with a particular emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs (including, but not limited to, fund balances not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses). There can be no assurance that such resources will be enough to address risks that may materialize in a given fiscal year.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to, and recover from, severe weather events and other disasters. Many policies that drive this Federal aid may be subject to change under the Trump Administration and the new Congress. Federal aid projections as of March 5, 2019, and the assumptions on which they relied, were subject to revision because of changes in Federal policy.

In addition, the Updated Financial Plan may also be adversely affected by other Federal government actions, including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Updated Financial Plan included reimbursement to the Federal government of $100 million annually through FY 2027 pursuant to a March 2015 agreement between the State and CMS. The agreement resolved a pending disallowance for FY 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in FY 2016.

Given the uncertainty regarding Federal policy, the FY 2019 Enacted Budget and the FY 2020 Executive Budget included legislation to continue authorization for a process by which the State could manage any potentially significant reductions in Federal aid during FYs 2020 and 2021. Specifically, the legislation allows the Budget Director to prepare a plan for consideration by the Legislature if Federal policymakers (i) reduce Federal financial participation in Medicaid funding to New York State or its subdivisions by $850 million or more; or (ii) reduce Federal financial participation or other Federal aid funding to New York State that affects the State Operating Funds financial plan by $850 million or more, exclusive of any cuts to Medicaid. Each limit is triggered separately and is not additive. The plan prepared by the Budget Director must equally and proportionally reduce appropriations and cash disbursements in the General Fund and State Special Revenue Funds. Upon receipt of the plan, the Legislature has 90 days to prepare its own corrective action plan, which may be adopted by concurrent resolution passed by both the Senate and Assembly. Otherwise, the plan submitted by the Budget Director takes effect automatically.

Current Federal Aid

President Trump proposed significant cuts to mandatory and discretionary domestic programs in Federal Fiscal Years (“FFYs”) 2018 and 2019, which, as of March 5, 2019, had been largely rejected by the final appropriations bills advanced for both years. FFY 2020 Federal spending remained at risk due to the significantly lower discretionary spending caps currently in law under the Budget Control Act (“BCA”) of 2011.

The BCA of 2011 temporarily raised the debt limit, established discretionary spending caps on the Federal government through Federal FY 2021, and instituted sequestration of some mandatory funds on which the State relies. Despite modest legislative adjustments to the discretionary caps contained in the BCA, the possibility of reductions in Federal support is elevated as long as the caps remain in place. Congress passed legislation in 2013, 2015, and 2018 that temporarily increased the discretionary spending caps imposed by the BCA through FFY 2019. Similar adjustments to the BCA were expected to be needed for the upcoming FFY 2020 to forestall potential cuts in discretionary programs on which the State relies.

Medicaid Disproportionate Share Hospital (“DSH”) Payments

Provisions within the Medicaid statute allow for a capped amount of payments to hospitals that treat a disproportionate number of Medicaid recipients. Changes made initially in the ACA to reduce the aggregate amount of Federal reimbursements for DSH payments were scheduled to take effect in FFY 2020, beginning October 1, 2019. As of March 5, 2019, DOB estimated that if the changes took effect as scheduled, New York would experience the largest reduction among all states, costing the State $7.2 billion in lost Federal DSH payments when fully phased in.

Federal Health Care Policy

In 2017, the Federal government attempted to end the EP in New York State, reverse the ACA’s Medicaid expansion, and shift a larger share of growth in Medicaid costs to states by imposing per capita caps on Medicaid spending in lieu of Medicaid’s open-ended policy, in place as of March 5, 2019. If enacted into law, these policies would have had a substantial adverse impact on the State.

Additionally, the Trump Administration withheld Cost Sharing Reduction (“CSR”) payments, threatening low-cost health insurance coverage for income-eligible recipients purchasing Qualified Health Plan (“QHP”) or EP coverage through the New York State of Health (“NYSOH”), New York’s official health plan marketplace. Recent actions by the Trump Administration in response to litigation brought by the State will allow the State to recoup some of the withheld EP funding through changes to the reimbursement methodology for 2018. However, as of March 5, 2019, the State had not received any guidance on whether it would receive Federal reimbursement in the EP for CSR’s in 2019 and beyond. This funding represents about 25 percent of the total Federal funding for the program and, absent any action by Congress, the State Financial Plan remains at risk. The Financial Plan continued, as of March 5, 2019, to reflect support for the EP program.

Excise Tax on High-Cost Employer-Sponsored Health Coverage (“Cadillac Tax”)

The Excise Tax on High-Cost Employer Sponsored Health Coverage (26 USC 49801) is a 40 percent excise tax assessed on the portion of the premium for an employer-sponsored health insurance plan that exceeds a certain annual limit. The provision was initially included in the ACA to offset mandatory spending increases but has since been altered by intervening laws that delay the implementation of the tax until 2022.

As of March 5, 2019, regulations from the IRS had yet to be published. As of March 5, 2019, DOB had no estimate as to the potential impact to the Enacted Budget Financial Plan from this Federal excise tax.

Medicaid Redesign Team (“MRT”) Medicaid Waiver

As of March 5, 2019, the CMS and the State had an agreement authorizing up to $8 billion in new Federal funding over several years to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding, provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver, is divided among the Interim Access Assurance Fund, the Delivery System Reform Incentive Payment (“DSRIP”) Program, Health Homes, and various other Medicaid redesign initiatives.

Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for enhanced FMAP funding associated with childless adults. The DOH continues to work with the CMS and to refine eligibility data systems to draw the appropriate amount of enhanced FMAP funding. This reconciliation may result in a modification of payments to the State and local governments.

Federal Debt Limit

On March 1, 2019, a temporary suspension of the Federal debt limit expired. As of March 5, 2019, the U.S. Treasury was operating under “extraordinary measures” to make payments for as long as possible and forestall a potential default. The Congressional Budget Office estimated that these measures would suffice through late summer or early fall of 2019. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on the national and the State economies, financial markets, and intergovernmental aid payments. The specific effects on the Updated Financial Plan of a future Federal government default were unknown and impossible to predict as of March 5, 2019. However, data from past economic downturns suggest that the State’s revenue loss could be substantial if the economy goes into a recession due to a Federal default.

A payment default by the United States may adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected

Current Labor Negotiations (Current Contract Period)

As of March 5, 2019, the State had multi-year labor agreements in place with most of the unionized workforce. The Civil Service Employees Association (“CSEA”) and DC-37 (Local 1359 Rent Regulation Service Employees) had five-year labor contracts that provided annual salary increases of 2 percent for FYs 2017 through 2021 and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs

United University Professions (“UUP”) had a six-year collective bargaining agreement that covered academic years 2017 through 2022. The agreement provided for a 2 percent general salary increase in each year of the contract and additional compensation changes, which were partly offset by benefit design changes within NYSHIP. The cost of the agreement (approximately $253 million in FY 2020) was included in the Updated Financial Plan and was primarily funded by SUNY except for the related fringe benefit costs, which are paid by the State. At the request of SUNY, it was expected, as of March 5, 2019, that the State would advance approximately $110 million in planned payments for State-operated SUNY campuses from November 2018 to June 2019, to make resources available for retroactive payments.

On October 10, 2018, the Police Benevolent Association of the New York State Troopers (“NYSTPBA”) ratified a five-year collective bargaining agreement for FY 2019 through FY 2023. The agreement provided for a 2 percent annual general salary increase in each year of the contract and additional compensation changes, which were partly offset by changes to health insurance benefit design within NYSHIP, like UUP and CSEA. As of March 5, 2019, the cost of this agreement was expected to be offset by agency management plan savings, consistent with past practice.

Employees represented by the Public Employees Federation (“PEF”) and the Graduate Student Employees Union (“GSEU”) had three-year collective bargaining agreements providing 2 percent annual salary increases in FYs 2017 through 2019.

Salary increases provided to PEF and GSEU employees were also extended to Management/Confidential (“M/C”) employees. As of March 5, 2019, negotiations on the next contracts with PEF and GSEU were expected to commence later in the year.

The State and NYSCOPBA recently agreed to a seven-year contract covering fiscal years 2017 through 2023, which was ratified by the membership on January 24, 2019. The agreement provided for a 2 percent general salary increase each year, and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs. As of March 5, 2019, the agreement was estimated to cost approximately $360 million in FY 2019 and FY 2020, including retroactive payments. The cost of the agreement was expected to be offset by reserves previously included in the Financial Plan.

As of March 5, 2019, the State was in negotiations with all other employee unions whose contracts concluded in previous fiscal years, including the New York State Police Investigators Association and Council 82. Negotiations also continued with the Police Benevolent Association of New York State, whose contract expired at the end of FY 2015.

As of March 5, 2019, the Judiciary also had agreements with all 12 unions represented within its workforce. The contract periods were as follows: FY 2018 to FY 2020 for CSEA; FY 2012 to FY 2019 for Court Officers Benevolent Association of Nassau County; FY 2012 to FY 2021 for the State Supreme Court Officers Association, the State Court Officers Association and the Court Clerks Association; and FY 2017 to FY 2019 for seven other unions.

Pension Amortization

Background

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year, but results in higher costs overall when repaid with interest.

The State and local governments are required to begin repayment on each new amortization in the fiscal year immediately following the year in which the amortization was initiated. The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by Office of State Comptroller (“OSC”). Legislation included in the FY 2017 Enacted Budget authorized the State to prepay a portion of remaining principal associated with an amortization, and then pay a lower re-calculated interest installment in any subsequent year for which the principal has been prepaid. This option does not allow the State to delay the original ten-year repayment schedule, nor does it allow for the interest rate initially applied to the amortization amount to be modified.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for the New York State and Local Employees’ Retirement System (“ERS”) and New York State and Local Police and Fire Retirement System (“PFRS”) according to a formula enacted in the 2010 legislation and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer specific graded rate based on the employer’s own tier and plan demographics.

As of March 5, 2019, the State had not amortized its pension costs (including the Office of Court Administration) since FY 2016.

As of March 5, 2019, the amortization threshold was projected to equal the normal rate in upcoming fiscal years.

Pension Contributions

The State makes annual contributions to the New York State and Local Retirement System (“NYSLRS”) for employees in the 75 ERS and the PFRS. This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs. All projections by the State are based on projected market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.

During FY 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, NYSLRS announced that employer contribution rates would decrease beginning in FY 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed — for ERS the scale was reduced from 4.9 percent to 3.8 percent and for PFRS the scale was reduced from 6.0 percent to 4.5 percent. During FY 2019, salary scale assumptions were further changed via a one-time 10 percent increase for both ERS and PFRS, which was expected to be reflected in FY 2020 contribution rates.

FY 2019 Projections

The State’s FY 2019 ERS/PFRS pension liability estimate of $2.2 billion was based on the most recent bill prepared by OSC as of October 2018. The estimate included payment of $432 million towards the balance outstanding on prior-year deferrals (i.e., amortizations) and additional interest savings from paying the majority of the pension bill in April 2018. The State’s FY 2019 ERS/PFRS pension estimate was revised downward based on actual FY 2018 salary base (used to calculate the FY 2019 bill), which was lower than previously projected.

FY 2020 Projections

The preliminary FY 2020 ERS/PFRS pension liability estimate of $2.2 billion was impacted by FY 2018 investment returns of 11.5 percent, which was above the Comptroller’s assumed rate of return (7 percent). The estimate also reflected the impact of past investment performance and growth in the number of lower cost Tier 6 members. As a result, the average contribution rate for ERS was expected, as of March 5, 2019, to decrease from 14.9 percent to 14.6 percent of payroll, while the average contribution rate for PFRS was expected to remain stable at 23.5 percent of payroll. In addition to the $2.2 billion liability, the FY 2020 estimate reflected a $500 million repayment in FY 2020 of amortized pension costs due in FY 2021 through FY 2023. The accelerated repayment would save approximately $33 million in interest expense. As of March 5, 2019, DOB expected to evaluate fiscal conditions before executing the accelerated amortization repayment.

The pension liability also reflected changes to military service credit provisions found in Section 1000 of the Retirement and Social Security Law (“RSSL”) enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (i) were honorably discharged, (ii) have achieved five years of credited service in a public retirement system, and (iii) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in ERS were anticipated by the State to be incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year, while costs for employees in PFRS were expected to be distributed across PFRS employers and billed on a two-year lag (e.g. FY 2017 costs will first be billed in FY 2019). Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments. The State is also permitted to amortize the cost of past service credits newly incurred in a given fiscal year; however, as of March 5, 2019, the State did not anticipate choosing this option as there would be an interest rate of 7 percent applied to this amortization. The ERS cost to the State (including the costs covered for local ERS) was $27 million in FY 2019 based on actual credit purchased through December 31, 2018. As of March 5, 2019, DOB estimated ERS costs of $30 million in FY 2020 and ongoing costs of $7 million beginning in FY 2021 as additional veterans become eligible to purchase the credit.

Out year Projections

As of March 5, 2019, pension estimates for FY 2021 and beyond, as projected by DOB, reflected growth in normal costs primarily based on the expectation that collective bargaining would result in continued salary increases and that investment returns were expected to be below the actuarially assumed 7 percent rate of return in the near-to-mid-term.

Other Post-Employment Benefits (“OPEB”)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in NYSHIP, or are enrolled in the NYSHIP opt-out program, at the time they reach retirement; and have at least ten years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (“PAYGO”) basis as required by law.

In accordance with the Governmental Accounting Standards Board (“GASB”) Statement 45, the State must perform an actuarial valuation every two years for purposes of calculating OPEB liabilities. As disclosed in Note 13 of the State’s Basic

Financial Statements for FY 2018, the State’s Annual Required Contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and to amortize any unfunded liabilities of the plan over a period not to exceed 30 years. Amounts required but not actually set aside to pay for these benefits are accumulated, with interest, as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for FY 2018, the unfunded actuarial accrued liability for FY 2018 is $90.5 billion ($72.8 billion for the State and $17.7 billion for SUNY), an increase of $3.3 billion from FY 2017 (attributable entirely to SUNY). The unfunded actuarial accrued liability for FY 2018 used an actuarial valuation of OPEB liabilities as of April 1, 2016. These valuations were determined using the Frozen Entry Age actuarial cost method, and are amortized over an open period of 30 years using the level percentage of projected payroll amortization method. A significant portion of the annual growth in the State’s unfunded actuarial accrued liability is due to the reduction of the discount rate from 3.155 to 2.637 percent, calculated as the average STIP rate for the past 20 years at the time of valuation. The decline in the discount rate increases the present value of the projected benefit obligation.

The actuarially determined annual OPEB cost for FY 2018 totaled $5.5 billion ($4.3 billion for the State and $1.2 billion for SUNY), an increase of $1.3 billion from FY 2017 ($1.0 billion for the State and $264 million for SUNY). The actuarially-determined cost is calculated using the Frozen Entry Age actuarial cost method, allocating costs on a level percentage of earnings basis. The actuarially determined cost was $3.6 billion ($2.7 billion for the State and $878 million for SUNY) greater than the PAYGO required cash payments for retiree costs made by the State in FY 2018. This difference between the State’s PAYGO costs, and the actuarially determined ARC under GASB Statement 45, reduced the State’s net position at the end of FY 2018 by $3.6 billion.

GASB has no authority to require the additional costs to be funded on the State’s budgetary (cash) basis, and no additional funding was assumed for this purpose in the Updated Financial Plan. As of March 5, 2019, the State continued to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

As of March 5, 2019, there was no provision in the Updated Financial Plan to fund the ARC for OPEB. If the State began making a contribution, the additional cost above the PAYGO amounts would be lowered. However, as of March 5, 2019, it was not expected that the State would alter its PAYGO funding practice.

The FY 2018 Enacted Budget included legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”) that authorized the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. The Updated Financial Plan did not include any deposits to the Trust Fund.

As of March 5, 2019, the provisions of GASB Statement 75 (Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions), which amends GASB Statement 45 and GASB Statement 57, were expected to be incorporated into the State’s FY 2019 Basic Financial Statements. The FY 2019 Basic Financial Statements were expected to be issued in July 2019. The GASB Statements, as amended by GASB Statement 75, alter the actuarial methods used to calculate OPEB liabilities, standardize asset smoothing and discount rates, and require the unfunded net OPEB obligation to be reported by the State in its Statement of Net Position. Reporting the unfunded OPEB liability on the Statement of Net Position, rather than as a note to the Basic Financial Statements, was expected to significantly increase the State’s total long-term liabilities and show the State in a negative net position.

As of March 5, 2019, GASB Statement 75 was not expected to alter the Updated Financial Plan cash PAYGO projections for health insurance costs, as DOB’s methodology for forecasting these costs over a multi-year period already incorporated factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation

Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant individual description but, in the aggregate, could still adversely affect the Updated Financial Plan.

Climate Change Adaptation

Climate change poses long-term threats to physical and biological systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. In the State’s opinion, the potential effects of climate change could adversely impact the financial plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investment by the Federal government, the State, municipalities, and public utilities were expected to be needed to adapt existing infrastructure to climate change risks.

On October 8, 2018, the United Nations’ Intergovernmental Panel on Climate Change (“IPCC”) released a special report on the impacts of global warming. The report found that human activity has already caused approximately 1.0°C of warming and is continuing to increase average global temperatures at 0.2°C per decade due to past and ongoing emissions. The IPCC stated that global warming was likely to reach 1.5°C of warming between 2030 and 2052 if temperatures continue to increase at the current rate. This increase was expected to produce a range of adverse outcomes (“reasons for concern”). For example, the IPCC rated global risks of extreme weather events and coastal flooding as increasing from moderate (“detectable”) today, to high (“severe and widespread”) at 1.5°C of warming. The risk of severe impacts increases further at higher temperatures. Using current trends, climate change risks increasingly fall within the term of current outstanding bonds of the State, its public authorities and municipalities. State bonds may be issued with a term of up to 30 years under State statute.

Participants in financial markets are increasingly acknowledging climate change risks. In June 2017, an industry-led Task Force on Climate-Related Financial Disclosure convened by the Financial Stability Board (an international body which monitors the global financial system), published recommendations stating that climate risk affects most market sectors and that climate-related risk should be publicly disclosed to investors in annual financial filings. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and the effect on coastal infrastructure as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population concentration in coastal counties.

As of March 5, 2019, the State continued to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding in various State counties. In September 2011, Tropical Storm Lee caused flooding in additional State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide. As of March 5, 2019, it was anticipated that the State, its localities, and the MTA would receive approximately one-half of this amount for response, recovery, and mitigation costs. As of March 5, 2019, a total of $17 billion had been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks across the State. There can be no assurance that all anticipated Federal disaster aid described above will be provided to the State and its affected entities over the coming years.

Cybersecurity

New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (“CISO”) within the State’s Office of Information Technology Services (“ITS”) maintains comprehensive policies and standards, programs, and services relating to the security of State government networks and geographic information systems, and annually assesses the implementation of security policies and standards to ensure compliance through the Nationwide CyberSecurity Review. In addition, the CISO maintains the New York State Cyber Command Center team and hotline, which provides a security operations center, digital forensics capabilities, and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful at guarding against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems, and the costs of remedying any such damage could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyber-attacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (i) maintain a cybersecurity program, (ii) create written cybersecurity policies and perform risk assessments, (iii) designate a Chief Information Security Officer with responsibility to oversee the cybersecurity program, (iv) annually certify compliance with the cybersecurity regulations, and (v) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or of which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State financial projections. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

Bond Market

Successful implementation of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or the STIP, which it then reimburses with proceeds from the sale of bonds. If the State or its public authorities cannot sell bonds at the levels (or on the timetable) expected in the capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of projected public sales was expected to be subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt. The TCJA adversely impacts the State and its public authorities by removing certain refunding opportunities for Federal tax exempt financing, including advance refundings for debt service savings when interest rates are favorable.

Debt Reform Act Limit

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt funding to capital purposes only, and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State was in compliance with the statutory caps in the most recent calculation period (FY 2018).

Updated Financial Plan projections as of March 5, 2019, indicated that debt outstanding and debt service would continue to remain below limits imposed by the Debt Reform Act. Based on the most recent personal income and debt outstanding forecasts, as of March 5, 2019, the available debt capacity under the debt outstanding cap was expected to decline from $5.8 billion in FY 2019 to about $24 million in FY 2023. This includes the estimated impact of funding increased capital commitment levels with State bonds. The debt service costs on debt issued after April 1, 2000 and estimated new issuances was projected at $5.1 billion in FY 2020, or roughly $3.5 billion below the statutory debt service limitation.

The projected debt capacity under the debt outstanding cap depends on expected growth in State personal income. The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (“BEA”), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. The BEA increased its calendar year 2017 personal income estimate by $70 billion from March to October 2018, resulting in a $2.8 billion increase in debt outstanding capacity. Notably, this material fluctuation in statutory debt capacity occurred between the end of FY 2018, when debt outstanding is measured, and the final compliance determination in October 2018. While, in this instance, the State benefitted from the significant increase in BEA’s estimate of New York State personal income, this volatility could have compromised the State’s ability to manage within its statutory debt cap had the personal income estimate been unexpectedly revised downward by a similar amount. Absent such swings in personal income estimates, the State traditionally has relied on adjustments to capital spending priorities and debt financing practices to preserve available debt capacity and stay within the statutory limits.

Such volatility in New York State personal income estimates has prompted DOB to reexamine the manner in which BEA calculates personal income, in particular the apportionment of income among states. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing New York State personal income because income earned in New York by nonresidents regularly exceeds income earned in other states by New York residents. The net residency adjustment reported by BEA decreased the measure of 2017 State personal income by $73 billion at the time of the FY 2018 debt outstanding calculation. The State taxes all personal income earned in New York, regardless of place of residency. Therefore, including the BEA personal income residency adjustment in the debt cap calculation reduces alignment with the State tax base and understates the PIT revenues available to support State debt. As of March 5, 2019, in administering the debt reform cap, DOB had used State personal income, as reduced by the BEA residency adjustment, in debt outstanding cap calculations and projections which correspondingly reduces the State’s debt capacity under the Debt Reform Act.

The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (“DASNY”) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2018, there were approximately $193 million of bonds outstanding for this program.

As of March 5, 2019, three of the four remaining hospitals in the State’s Secured Hospital Program were in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $125 million for debt service costs. As of March 5, 2019, DASNY also estimated that the State would pay debt service costs of approximately $31 million in FY 2020 and FY 2021, $25 million in FY 2022, and $20 million in FY 2023 and FY 2024. These amounts were based on the actual experience of the participants in the program, and would cover the debt service costs for one hospital whose debt service obligation was discharged in bankruptcy, a second hospital which closed in 2010, and a third hospital that was delinquent in its payments as of March 5, 2019. As of March 5, 2019, the State estimated additional exposure of up to $7 million annually, if all hospitals in the Program failed to meet the terms of their agreements with DASNY and if available reserve funds were depleted.

SUNY Downstate Hospital and the Long Island College Hospital (“LICH”)

In May 2011, the New York State Supreme Court issued an order that approved the transfer of real property and other assets of LICH to a New York State not-for-profit corporation (“Holdings”), the sole member of which is SUNY. Subsequent to such transfer, Holdings leased the LICH hospital facility to SUNY University Hospital at Brooklyn. In 2012, DASNY issued tax exempt State PIT Revenue Bonds (“PIT Bonds”), to refund approximately $120 million in outstanding debt originally incurred by LICH and assumed by Holdings.

Pursuant to a court-approved settlement in 2014, SUNY, together with Holdings, issued a request for proposals seeking a qualified party to provide or arrange to provide health care services at LICH and to purchase the LICH property.

In accordance with the settlement, Holdings has entered into a purchase and sale agreement with (i) the Fortis Property Group (“FPG”) Cobble Hill Acquisitions, LLC (the “Purchaser”), an affiliate of Fortis Property Group, LLC (“Fortis”) (also party to the agreement), which proposes to purchase the LICH property, and (ii) New York University (“NYU”) Hospitals Center, which proposes to provide both interim and long-term health care services. The Fortis affiliate plans to develop a mixed-use project. The agreement was approved by the Offices of the Attorney General and the State Comptroller, and the sale of all or substantially all of the assets of Holdings was approved by the State Supreme Court in Kings County. The initial closing was held as of September 1, 2015, and on September 3, 2015 sale proceeds of approximately $120 million were transferred to the trustee for the PIT Bonds, which were paid and legally defeased from such proceeds. Titles to 17 of the 20 properties were conveyed to the special purpose entities formed by the Purchaser to hold title.

The next closing, when title to the New Medical Site (“NMS”) portion of the LICH property is to be conveyed to NYU Hospitals Center (the “NMS Closing”), was anticipated, as of March 5, 2019, to occur within 30 days after all buildings on the NMS are fully demolished and all environmental issues remediated by the Purchaser. The physical demolition was completed as of March 5, 2019, and final review of the environmental paperwork was nearing completion.

As the NMS Closing did not occur on or before June 30, 2016, NYU Hospitals Center has the right to terminate its obligations under the purchase and sale agreement upon 30 days prior notice to Purchaser and Holdings. There can be no assurance that NYU Hospitals Center will not exercise its right to terminate. If NYU Hospitals Center terminates its obligations under the purchase and sale agreement, it has the contractual right to close its interim emergency department services immediately, but that right would be subject to obtaining regulatory approval for the closure. Also, if NYU Hospitals Center terminates its obligations under the purchase and sale agreement, the Purchaser has the ability under the purchase and sale agreement to continue with the final closing if, among other criteria, the Purchaser can identify a replacement provider with a confirming letter of interest to provide certain of the health care services expected to be provided by NYU Hospitals Center. As of March 5, 2019, Holdings had received no indication that NYU Hospitals Center intended to terminate its obligations under the purchase and sale agreement.

As of March 5, 2019, the final closing was anticipated to occur within 36 months after the NMS Closing. At the final closing, titles to the two remaining portions of the LICH properties will be conveyed to special purpose entities of Fortis, and Holdings were expected to receive the balance of the purchase price, $120 million less the remaining down payment. The final closing is conditioned upon completion of the New Medical Building by NYU Hospitals Center and relocation of the emergency department to the New Medical Building.

There can be no assurance that the resolution of legal, financial, and regulatory issues surrounding LICH, including the payment of outstanding liabilities, will not have a materially adverse impact on SUNY.

STATE FINANCIAL PLAN PROJECTIONS

Introduction

This section presents the State’s multi-year Financial Plan projections for receipts and disbursements, reflecting the impact of forecast revisions in FYs 2020 through FY 2023, with an emphasis on the FY 2020 projections, which reflect the impact of the Updated Financial Plan.

The State’s cash-basis budgeting system, complex fund structure, and practice of earmarking certain tax receipts for specific purposes complicate the discussion of the State’s receipts and disbursements projections. Therefore, to minimize the distortions caused by these factors and, equally important, to highlight relevant aspects of the projections, DOB has adopted the following approaches in summarizing the projections:

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Receipts: The detailed discussion of tax receipts covers projections for both the General Fund and State Funds (including capital projects). The State Funds perspective reflects estimated tax receipts before distribution to various funds and accounts, including tax receipts dedicated to capital projects funds (which fall outside of the General Fund and State Operating Funds accounting perspectives). As of March 5, 2019, DOB believed this presentation provides a clearer picture of projected receipts, trends, and forecast assumptions, by factoring out the distorting effects of earmarking tax receipts for specific purposes.

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Disbursements: Roughly 30 percent of projected State-financed spending for operating purposes (excluding transfers) is accounted for outside of the General Fund, concentrated primarily in the areas of health care, School Aid, higher education, and transportation. To provide a clear picture of spending commitments, the multi-year projections and growth rates are presented, where appropriate, on both a General Fund and State Operating Funds basis.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates and projections as a predictor of the State’s future financial position is likely to diminish, the further removed such estimates and projections are from the date of the Updated Financial Plan. Accordingly, in terms of outyear projections, the first “outyear” of the FY 2020 budget, FY 2021, is the most relevant from a planning perspective.

Summary

The Updated Financial Plan reflected 2 percent annual growth in State Operating Funds, consistent with the expectation of adherence to a 2 percent annual spending growth benchmark.

As of March 5, 2019, the projections for FY 2021 and thereafter set forth in the Updated Financial Plan reflected savings that DOB estimates would be realized if the Governor continues to propose, and the Legislature continues to enact, balanced budgets in future years that limit annual growth in State Operating Funds spending to no greater than 2 percent. The calculations were developed using the State Operating Funds accounting perspective, as it is reflected in the Updated Financial Plan, as of March 5, 2019. From time to time, the State has approved legislation that has affected the spending reflected in State Operating Funds.

Such savings were expected by the State to be developed and proposed in future budgets. If the State exceeds the 2 percent State Operating Funds spending benchmark in FY 2020, FY 2021, and/or FY 2022, the projected operating position could decline.

Annual Spending Growth

As of March 5, 2019, DOB estimated spending in State Operating Funds would grow at 1.8 percent from FY 2019 to FY 2020, consistent with the 2 percent spending growth benchmark.

Receipts

The Updated Financial Plan receipts results and projections included a variety of taxes, fees and assessments, charges for State-provided services, Federal grants, and other miscellaneous receipts. The multi-year tax and miscellaneous receipts estimates are prepared by DOB with the assistance of the DTF and other agencies which collect State receipts and are predicated on economic analysis and forecasts.

Overall base growth (i.e., growth not due to law changes) in tax receipts is dependent on many factors. In general, base tax receipts growth rates are determined by economic changes including, but not limited to, changes in interest rates, prices, wages, employment, non-wage income, capital gains realizations, taxable consumption, corporate profits, household net worth, real estate prices and gasoline prices. Federal law changes can influence taxpayer behavior, which often alters base tax receipts. State taxes account for approximately half of total All Funds receipts.

The projections of Federal receipts generally correspond to the anticipated spending levels of a variety of programs including Medicaid, public assistance, mental hygiene, education, public health, and other activities, including extraordinary aid.

Overview of the Receipts Forecast

As of March 5, 2019, All Funds receipts in FY 2019 were projected to total $169.2 billion, 2.3 percent above FY 2018 results.

As of March 5, 2019, state tax receipts were projected to decrease 5.4 percent in FY 2019, driven largely by a PIT decline of 7.6%.

Consistent with the projected growth in the State economy over the multi-year Financial Plan period beyond FY 2019, all tax categories were projected, as of March 5, 2019, to exhibit underlying annual outyear growth.

After controlling for the impact of tax law changes, base tax revenue increased 6.5 percent in FY 2018, and as of March 5, 2019, was projected to decrease by 4.3 percent in FY 2019 and increase by 12.6 percent in FY 2020.

Personal Income Tax

As of March 5, 2019, all Funds PIT receipts for FY 2019 were estimated to total $47.6 billion, a decrease of $3.9 billion (7.6 percent) from FY 2018 results. As of March 5, 2019, this decrease was anticipated to be primarily driven by a decline in estimated payments related to the 2018 Tax Year coupled with an increase in total refunds. The State anticipated that this decline would be partially offset by expected growth in withholding and final returns.

Withholding in FY 2019 was estimated, as of March 5, 2019, to be $452 million (1.1 percent) higher than FY 2018 results, driven by the combination of moderate growth in non-bonus wages and a decline in bonus wages. Extension payments related to Tax Year 2017 were expected to increase by $75 million (2.2 percent), primarily due to one-time payments related to the expiration of the Federal ten-year window to repatriate foreign hedge fund earnings. These one-time payments have been offset by an acceleration of State tax liability payments into December 2017 to take advantage of the uncapped Federal itemized deduction for State and local taxes paid for Tax Year 2017, leaving growth in extension payments nearly flat. Estimated payments attributable to Tax Year 2018 were projected to decrease by $3.9 billion (27.2 percent), driven by a combination of a decline in nonwage income, higher estimated payments made in Tax Year 2017, stemming from the TCJA and repatriation of foreign hedge fund earnings, and higher extensions payments made in Tax Year 2018, due to payment timing behavior in response to the capped Federal itemized deduction for State and local taxes paid for Tax Year 2018. FY 2019 final return payments were projected to increase by $151 million (6.1 percent) and delinquencies were projected to decline by $7 million (0.5 percent).

As of March 5, 2019, projected growth in total refunds of $689 million (6.5 percent) in FY 2019 included increases of $484 million (79.3 percent) in advanced credit payments related to Tax Year 2018, $99 million (18.8 percent) in previous tax year (2016 and earlier) refunds, and $317 million (37 percent) in the state-city offset, partially offset by a decline of $212 million (3.4 percent) in prior tax year (2017) refunds. The administrative January-March refund cap was expected to remain at the higher level in FY 2019, as in FY 2018. General Fund PIT receipts are net of deposits to the STAR Fund, which provides property tax relief, and the RBTF, which supports debt service payments on State PIT revenue bonds. General Fund PIT receipts for FY 2019 of $21.4 billion were projected to decrease by $14.7 billion (40.7 percent) from FY 2018 results, reflecting a combination of enacted legislation that doubled RBTF deposits from 25 percent to 50 percent of net PIT receipts, and the decline in All Funds receipts noted above. As a result, RBTF deposits were projected to nearly double to $23.8 billion. The FY 2019 STAR transfer was projected to be $2.4 billion.

As of March 5, 2019, All Funds PIT receipts for FY 2020 of $51.8 billion were projected to increase by $4.2 billion (8.8 percent) from FY 2019 estimates. Gross PIT receipts were projected to increase 7.8 percent, reflecting increases of $1.8 billion (4.4 percent) in withholding, $527 million (5.1 percent) in estimated payments related to Tax Year 2019, $2.1 billion (59.2 percent) in extension payments related to Tax Year 2018, $119 million (4.5 percent) in final returns, and $64 million (4.3 percent) in delinquencies. Total refunds were projected to increase by $401 million (3.6 percent), due to increases of $800 million (73.1 percent) in advanced credit payments, $248 million (4.1 percent) in prior tax year (2018) refunds, and $27 million (4.3 percent) in previous tax years (2017 and earlier) refunds, partially offset by a $500 million (22.2 percent) expected decline in the administrative refund cap and a $174 million (14.8 percent) decline in the state-city offset.

As of March 5, 2019, General Fund PIT receipts for FY 2020 of $23.7 billion were projected to increase by $2.3 billion (10.9 percent) from FY 2019 estimates, mainly reflecting the increase in All Funds receipts noted above. RBTF deposits were projected to be $25.9 billion and the STAR transfer was projected to be $2.2 billion.

All Funds PIT receipts for FY 2021 of $54 billion were projected, as of March 5, 2019, to increase by nearly $2.2 billion (4.2 percent) from FY 2020 projections. Gross PIT receipts were projected to increase 3.3 percent, primarily reflecting projected withholding growth of $1.6 billion (3.8 percent). Total refunds were projected to decline by $117 million (1 percent).

As of March 5, 2019, total estimated payments for FY 2021 were projected to increase by $197 million (1.2 percent) due to a $623 million (5.7 percent) increase in estimated payments for Tax Year 2020, partially offset by a $426 million (7.6 percent)

decline in extensions for Tax Year 2019. Final returns were expected to increase by $160 million (5.8 percent) and delinquencies were projected to increase by $97 million (6.2 percent). The decline in total refunds was attributable to the scheduled expiration of the Property Tax Relief Credit.

As of March 5, 2019, General Fund PIT receipts for FY 2021 of $24.9 billion were projected to increase by $1.2 billion (5.1 percent). RBTF deposits were projected to be $27 billion, and the STAR transfer was projected to be $2.1 billion.

As of March 5, 2019, All Funds PIT receipts in FY 2022 were projected to increase by $3.2 billion from FY 2021 projections to reach $57.1 billion, while General Fund PIT receipts were projected to total $26.6 billion in FY 2022.

Consumption/Use Taxes

As of March 5, 2019, All Funds consumption/use tax receipts for FY 2019 were estimated to total $17.4 billion, a $734 million (4.4 percent) increase from FY 2018 results. Sales tax receipts were estimated to increase $717 million (4.9 percent) from FY 2018 results, reflecting base growth (i.e., absent law changes) of 6.4 percent. Cigarette and tobacco tax collections were projected to decrease by $59 million (5 percent), reflecting a decline in taxable cigarette consumption. Highway Use Tax (“HUT”) collections were estimated to increase by $51 million (54.8 percent) due to the return to normal refund levels after FY 2018 litigation-induced historic refund payouts. Motor fuel tax receipts were estimated to increase by $19 million (3.7 percent) reflecting higher-than-expected gasoline consumption. Taxicab surcharge receipts were estimated to decline by $6 million (10.7 percent) as consumers choose alternative transportation services not subject to the surcharge. Auto rental tax receipts were estimated to increase by $7 million (5.7 percent).

General Fund sales tax receipts are net of deposits to the Local Government Assistance Tax Fund (25 percent), and the Sales Tax Revenue Bond Fund (25 percent), which support debt service payments on bonds issued under the LGAC and State Sales Tax Revenue Bond programs. Receipts in excess of the debt service requirements of the funds and the local assistance payments to New York City, or its assignee, are transferred back to the General Fund.

As of March 5, 2019, General Fund consumption/use tax receipts for FY 2019 were projected to total $7.7 billion, a $332 million (4.5 percent) increase from FY 2018 results. This increase largely reflected the All Funds sales and use tax and cigarette tax trends noted above.

As of March 5, 2019, All Funds consumption/use tax receipts for FY 2020 were projected to total $18.2 billion, a $741 million (4.2 percent) increase from FY 2019 estimates. The projected $895 million (5.9 percent) increase in sales tax receipts reflected tax base growth of 3.7 percent and an additional $273 million in projected revenue related to FY 2020 Executive Budget legislation. This increase was expected to be partially offset by the continued decline in taxable cigarette consumption, as well as shifting certain MTA receipts directly to the MTA.

As of March 5, 2019, General Fund consumption/use tax receipts were projected to be $8.1 billion in FY 2020, a $410 million (5.3 percent) increase from FY 2019 estimates. The projected increase largely reflected the All Funds sales and use tax and cigarette tax trends, noted above.

As of March 5, 2019, All Funds consumption/use tax receipts for FY 2021 were projected to increase to over $18.9 billion, an $762 million (4.2 percent) increase from FY 2020 projections. Increases in sales tax receipts reflected base growth of 3.5 percent, and an additional $389 million in projected revenue related to Executive Budget legislation. The vapor excise tax was expected by the State to be fully phased-in and was projected to generate $39 million. The excise tax, along with the license fees for adult use cannabis, was projected to generate $83 million. These increases were expected to be partially offset by a continued decline in taxable cigarette consumption, as well as shifting certain MTA receipts directly to the MTA. FY 2021 General Fund consumption/use tax receipts were projected to increase to $8.4 billion, a $315 million (3.9 percent) increase from FY 2020 projections.

As of March 5, 2019, All Funds consumption/use tax receipts were projected to increase to nearly $19.5 billion (2.8 percent growth) in FY 2022, largely representing base growth in sales tax receipts, which is slightly offset by a continued decline in taxable cigarette consumption, as well as shifting certain MTA receipts directly to the MTA. General Fund consumption/use tax receipts were projected to increase to nearly $8.7 billion (3.1 percent growth) in FY 2022, reflecting the All Funds sales and use tax and cigarette tax trends, noted above.

Business Taxes

As of March 5, 2019, All Funds business tax receipts for FY 2019 were estimated to total $7.7 billion, an increase of $580 million (8.1 percent) from FY 2018 results. The estimate reflected increases in corporate franchise tax, insurance tax and petroleum business tax (“PBT”) receipts. Corporation and utilities tax and bank tax receipts were estimated to decline primarily due to higher receipts in FY 2018 that were not expected to recur in FY 2019.

As of March 5, 2019, corporation franchise tax receipts were estimated to increase $897 million (29.1 percent) in FY 2019, reflecting higher gross receipts. FY 2018 results were negatively impacted by a shortfall in cash remittances from taxpayers that continue to apply remaining overpayment balances from Tax Year 2015 that they can use to offset current year liability. It will likely be several years before many larger taxpayers exhaust these overpayment balances and need to remit cash payments for current liability. FY 2019 estimates also include $60 million resulting from taxable interest associated with the Federal TCJA repatriated earnings provision and $20 million from other TCJA flow-through impacts.

As of March 5, 2019, corporation and utilities tax receipts for FY 2019 were estimated to decrease by $63 million (8.4 percent) from FY 2018. Audit receipts were projected to fall by $44 million due to one-time payments from telecommunication companies in FY 2018. Gross receipts from telecommunications companies were expected to decline due to industry competitiveness and the movement of most communications to internet-based solutions which are not taxable. In 2017, over 90 percent of the population owned a smartphone.

As of March 5, 2019, insurance tax receipts for FY 2019 were estimated to increase $39 million (2.2 percent) from FY 2018. Projected growth in Tax Year 2018 liability reflected expected decreases in credit claims for assessments paid to the Life Insurance Company Guaranty Corporation (“LICGC”). The LICGC exists to protect policyholders from the insolvency of their life insurers. This is the third year of claims for the credit for assessments paid in prior years.

As of March 5, 2019, receipts from the repealed bank tax (all from prior liability periods) in FY 2019 were estimated to decrease by $344 million (73.7 percent) from FY 2018, reflecting lower audit receipts ($176 million) and increased refunds. PBT receipts were estimated to increase $51 million (4.7 percent) in FY 2019, primarily due to the 5 percent increase in the PBT rate index.

As of March 5, 2019, General Fund business tax receipts for FY 2019 of $5.4 billion were projected to increase by $480 million (9.8 percent) from FY 2018 results, reflecting the All Funds trends discussed above.

As of March 5, 2019, All Funds business tax receipts for FY 2020 of $8.6 billion were projected to increase by $867 million (11.2 percent) from FY 2019 estimates. The corporation franchise tax receipts increase of $385 million (9.7 percent) reflected projected growth in corporate profits, increased audit receipts, and a stabilization of liability as taxpayers adjust to all aspects of State corporate tax reform (effective Tax Year 2015). This projection includes $71 million in TCJA flow-through impacts in the corporation franchise tax. The increase in corporation and utilities tax receipts of $25 million (3.6 percent) was primarily attributable to growth in the utilities section of the tax.

As of March 5, 2019, insurance tax receipts for FY 2020 of $2.3 billion were projected to increase by $491 million (27 percent) from current year estimates. This projected increase was primarily due to the conversion of a not-for-profit health insurer to a for-profit health insurer in addition to projected growth in insurance tax premiums combined with lower expected LICGC credit claims. Receipts from the repealed bank tax were projected to decrease by $52 million (42.3 percent) in FY 2019, due to lower projected audit receipts. PBT receipts were projected to increase by $18 million (1.6 percent) in FY 2020 due to the 5 percent increase in the PBT rate index effective January 1, 2019.

As of March 5, 2019, General Fund business tax receipts for FY 2020 of nearly $6.2 billion were projected to increase by $767 million (14.2 percent) from current year estimates, reflecting the All Funds trends discussed above.

As of March 5, 2019, All Funds business tax receipts for FY 2021 of nearly $8.8 billion were projected to increase by $173 million (2 percent), and General Fund business tax receipts were projected to increase to nearly $6.4 billion (3.2 percent growth) from FY 2020 projections. The increase was primarily reflective of growth in corporation franchise tax receipts driven by higher gross receipts and lower refunds. Increases in projected corporation and utilities tax and insurance tax receipts were expected to be partially offset by a decline in projected bank tax and PBT receipts. This projection included $52 million in TCJA flow-through impacts in the corporation franchise tax.

As of March 5, 2019, All Funds business tax receipts for FY 2022 reflected projected trends in corporate profits, taxable insurance premiums, electric utility consumption and prices, the consumption of taxable telecommunications services, and automobile fuel consumption and fuel prices. In FY 2022, All Funds business tax receipts were projected to increase to $8.9 billion (1.7 percent growth), and General Fund business tax receipts were projected to increase to nearly $6.5 billion (1.6 percent growth). This projection included $53 million in TCJA flow-through impacts.

Other Taxes

As of March 5, 2019, All Funds other tax receipts for FY 2019 were estimated to total over $2.2 billion, a decrease of $247 million (10.1 percent) from FY 2018 results. This was primarily due to an estimated $252 million (19.3 percent) decrease in estate tax receipts resulting from a return to historical levels in both the number and average payment value of super-large (i.e., over $25 million) payments. Real estate transfer tax receipts were expected to increase by $5 million (0.4 percent) due to weak estimated growth in housing starts and housing prices.

As of March 5, 2019, General Fund other tax receipts were estimated to be near $1.1 billion in FY 2019, a decrease of $252 million (19 percent) from FY 2018 results, reflecting the decrease in estate tax receipts noted above.

As of March 5, 2019, All Funds other tax receipts for FY 2020 were projected to total well over $2.2 billion, a $38 million (1.7 percent) increase from FY 2019 estimates. The $18 million (1.7 percent) projected increase in estate tax receipts reflected projected growth in household net worth, partially offset by a projected decline of one super-large payment compared to the prior year. Real estate transfer tax receipts were projected to increase by $18 million (1.6 percent), reflecting continued weak projected growth in housing starts and prices.

As of March 5, 2019, General Fund other tax receipts for FY 2020 were projected to be nearly $1.1 billion, an increase of $19 million (1.8 percent) from FY 2019 estimates due to the projected increase in estate tax receipts noted above.

As of March 5, 2019, All Funds other tax receipts for FY 2021 were projected to be well over $2.3 billion, a $102 million (4.5 percent) increase from FY 2020 projections. Estate tax receipts were projected to increase by $61 million (5.7 percent) in FY 2021, reflecting projected growth in household net worth. The $35 million (3 percent) projected increase in real estate transfer tax receipts in FY 2021 reflected projected growth in housing starts and prices.

As of March 5, 2019, General Fund other tax receipts for FY 2021 were projected to total $1.2 billion, an increase of $64 million (5.9 percent) from the amount projected for FY 2020, resulting from the projected increase in estate tax receipts noted above.

As of March 5, 2019, All Funds other tax receipts for FY 2022 reflected projected trend growth in household net worth, housing starts, and housing prices. All Funds other tax receipts were projected to be nearly $2.5 billion in FY 2022, an increase of $112 million (4.8 percent).

As of March 5, 2019, General Fund other tax receipts were projected to be $1.2 billion in FY 2022, an increase of $69 million (6 percent) from FY 2021 projections.

Miscellaneous Receipts

All Funds miscellaneous receipts include moneys received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, Tribal-State compact revenue, Extraordinary Monetary Settlements and a variety of fees. As such, miscellaneous receipts were driven in part by year-to-year variations in health care surcharges and other HCRA resources, bond proceeds, tuition income revenue and other miscellaneous receipts.

As of March 5, 2019, All Funds miscellaneous receipts were projected to total $31.3 billion in FY 2019, an increase of 15 percent from FY 2018 results. This increase was primarily due to growth in bond financed capital spending on a year-over-year basis. Bond-financed capital expenses are paid from the General Fund (or STIP) in the first instance and subsequently reimbursed with PIT or Sales Tax Revenue Bond proceeds, at which time they were captured as miscellaneous receipts.

As of March 5, 2019, All Funds miscellaneous receipts were projected to decline annually after FY 2019, reflecting the impact of Extraordinary Monetary Settlements received and a decrease in bond proceeds reimbursements in later years, which corresponds to prior year capital expenses.

Federal Grants

Aid from the Federal government helps to pay for a variety of programs including Medicaid, public assistance, mental hygiene, School Aid, public health, transportation, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, DOB typically projects Federal reimbursements will be received in the State fiscal year in which spending occurs, but due to the variable timing of Federal grant receipts, actual results often differ from projections.

As of March 5, 2019, All Funds Federal grants projections primarily reflected the continuation of growth in Federal Medicaid spending related to Federal health care transformation initiatives, partly offset by the projected phase-down of Federal disaster assistance aid. All Federal receipts are subject to Congressional authorization, appropriations and budget action.

Under the Trump administration and the current Congress, many of the policies that drive Federal aid may be subject to change. As of March 5, 2019, it was not possible to assess the potential fiscal impact of future policies that may be proposed and adopted. A reduction in Federal funding to the State could have a materially adverse impact on the Updated Financial Plan. The FY 2020 Executive Budget included proposed authorization to develop a mitigation plan to offset the impact of significant Federal funding reductions.

Disbursements

As of March 5, 2019, FY 2020 disbursements from the State’s General Fund, including transfers, were expected to total $76.6 billion and disbursements from State Operating Funds were expected to total $102 billion. School Aid, Medicaid, pensions, debt service, and health benefits are significant drivers of annual spending growth.

The multi-year disbursements projections consider various factors including statutorily-indexed rates, agency staffing levels, program caseloads, inflation, and funding formulas contained in State and Federal law. Factors that affect spending estimates vary by program. For example, public assistance spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends and projected economic conditions. Projections also account for the timing of payments, since not all of the amounts appropriated are disbursed in the same fiscal year. Consistent with past years, the aggregate spending projections (i.e., the sum of all projected spending by individual agencies) in State Special Revenue Funds have been adjusted downward in all fiscal years, based on typical spending patterns and the observed variance between estimated and actual results over time. A corresponding downward adjustment is also made to miscellaneous receipts.

Local Assistance Grants

Local Assistance spending included payments to local governments, school districts, health care providers, and other entities, as well as financial assistance to, or on behalf of, individuals, families and not-for-profit organizations. As of March 5, 2019, local assistance spending in State Operating Funds was estimated at $67 billion in FY 2020, approximately two-thirds of total State Operating Funds spending. Education and health care spending accounted for nearly three-quarters of State Operating Funds local assistance spending.

Education

School Aid

School Aid helps support elementary and secondary education for New York pupils enrolled in the 674 major school districts throughout the State. State funding is provided to districts based on statutory aid formulas and through reimbursement of categorical expenses such as prekindergarten programs, education of homeless children, and bilingual education. State funding for schools assists districts in meeting locally defined needs, supports the construction of school facilities, and finances school transportation for nearly three million students statewide.

School Year (July 1 - June 30)

As of March 5, 2019, School Aid was expected to total $27.7 billion in SY 2020, an annual increase of $956 million (3.6 percent), including a $338 million Foundation Aid increase. A Community Schools set-aside of $250 million within Foundation Aid (a $50 million increase from the prior year) was expected to provide funds intended to facilitate the transformation of schools into community hubs. In addition, another $411 million was expected to support increased reimbursement in expense-based and categorical aid programs such as transportation, Boards of Cooperative Educational Services (“BOCES”), school construction, and other miscellaneous aid categories.

The Updated Financial Plan provided $50 million for new competitive grant programs, including a $15 million investment to expand prekindergarten programs for three- and four-year-old students targeted to high-need school districts, and $10 million to expand the Empire State After-School Program, helping to keep young people safe and engaged during after school hours. The State provides over $800 million in recurring annual support for three- and four-year old prekindergarten programs, including $340 million for SUFPK programs.

Since FY 2013, projections have assumed that year-over-year growth in School Aid disbursements would not exceed the annual percent growth in NYS personal income. However, since FY 2014, the State has annually authorized School Aid increases above PIGI.         Starting in FY 2020, the Executive Budget recommended as of March 5, 2019, that the statutory growth cap for School Aid be amended to reflect a ten-year average of annual NYS personal income growth. The use of a School Aid growth cap based on a ten-year average was expected to reduce the volatility associated with a one-year average growth cap, limit the impact of the BEA’s frequent revisions to NYS personal income growth estimates, and better align Executive School Aid proposals with the State’s enacted School Aid increases. Consistent with a ten-year average PIGI, the Executive Budget Financial Plan reflected a School Aid increase of 3.6 percent.

State Fiscal Year

The State finances School Aid from the General Fund, commercial gaming receipts and Lottery Fund receipts, including video lottery terminals (“VLTs”). Commercial gaming and Lottery Fund receipts are accounted for and disbursed from dedicated accounts. Because the State fiscal year begins on April 1, the State typically pays approximately 70 percent of the annual school year commitment during the State fiscal year in which the related budget is enacted and pays the remaining 30 percent in the first three months of the following State fiscal year.

As of March 5, 2019, State fiscal year spending for School Aid was projected to total $27.2 billion in FY 2020, a 2.8 percent increase over FY 2019. Over the multi-year Updated Financial Plan, the share of School Aid spending projected to be financed by the General Fund was expected to increase as core lottery, video lottery and commercial gaming revenues were expected to either decline or remain largely flat beginning in FY 2021. In addition to State aid, as of March 5, 2019, school districts received more than $3 billion annually in Federal aid.

State aid payments for School Aid are supplemented by commercial gaming revenues shared with the State by commercial gaming facilities. As of March 5, 2019, these receipts were expected to remain flat in FY 2021, decline slightly by $6 million in FY 2022, and remain flat in FY 2023. Pursuant to State Gaming Commission approval, four casinos were awarded licenses and are now operational. In January 2019, the Monticello Casino and Raceway announced plans to cease its VLT operations in April 2019. The assumption was, as of March 5, 2019, that a significant amount of current gaming activity at Monticello will shift to nearby Resorts World Catskills Casino. This closure and anticipated shift in gaming activity were expected to have a limited net impact on the State’s projected combined VLT and casino revenue resources in FY 2020 and thereafter.

If casino revenue resources do not materialize at the level expected, or as timely as expected, then the additional School Aid projected to be funded from casino revenue resources must be paid from the General Fund.

Other Education Funding

In addition to School Aid, the State provides funding and support for various other education-related programs. These include: special education services; programs administered by the Office of Prekindergarten through Grade 12 education; cultural education; higher and professional education programs; and adult career and continuing education services.

The State helps fund special education services for approximately 500,000 students with disabilities, from ages 3 to 21. Major programs under the Office of Prekindergarten through Grade 12 address specialized student needs or reimburse school districts for education-related services, including the school breakfast and lunch programs, after-school programs and other educational grant programs. Cultural education includes aid for operating expenses of the major cultural institutions, State Archives, State Library, and State Museum, as well as support for the Office of Educational Television and Public Broadcasting. Higher and professional education programs monitor the quality and availability of post-secondary education programs, and license and regulate over 50 professions. Adult career and continuing education services focus on the education and employment needs of the State’s adult citizens, ensuring that such individuals have access to a one-stop source for all their employment needs, and are made aware of the full range of services available in other agencies.

The increase in Special Education spending in FY 2020 was primarily attributable to the restoration of State funding to reimburse summer school special education programs, which was reduced in the Enacted Budget Financial Plan. Outyear spending is primarily attributable to projected cost growth in preschool and summer school special education programs.

The projected decrease in All Other Education spending in FY 2020 and FY 2021 primarily reflected the discontinuation of one-time aid and grants. Outyear spending was projected to increase, largely due to continued growth in charter school supplemental tuition and facilities aid payments for charter schools in New York City.

School Tax Relief (“STAR”) Program

The STAR program provides school tax relief to taxpayers by exempting the first $30,000 of every eligible homeowner’s property value from the local school tax levy. As of March 5, 2019, lower-income senior citizens were expected to receive a $68,700 exemption in FY 2020. The DTF oversees local property assessment administration, and is responsible for establishing STAR property tax exemption amounts.

The three components of STAR and their approximate shares of projected FY 2020 program costs are: the Basic school property tax exemption for homeowners with incomes under $250,000 or the Basic school property tax credit for homeowners with incomes under $500,000 (54 percent); Enhanced school property tax exemption or credit for senior citizen homeowners with incomes under $86,300 (27 percent); and a credit for income-eligible resident NYC personal income taxpayers (19 percent). The FY 2018 Enacted Budget converted the New York City PIT rate reduction into a State PIT credit starting with the 2017 tax year. As of FY 2019, New York City STAR payments are no longer a component of State Operating Funds spending. As of March 5, 2019, this change was expected to have no impact on the value of the STAR benefit received by taxpayers.

Spending on the STAR property tax exemptions reflected reimbursements made to school districts to offset the reduction in the amount of property tax revenue collected from STAR-eligible homeowners. Since 2017, the STAR exemption program has been gradually transitioned from a spending program into an advance refundable PIT credit program. As a result, first-time homebuyers and homeowners who move receive a refundable PIT credit in lieu of a property tax exemption. As of March 5, 2019, this change was expected to have no impact on the value of the STAR benefit received by homeowners.

Much of the spending decline projected in FYs 2020 through 2023 was related to recommended Executive Budget actions to reduce the income limit for recipients of the Basic STAR exemption benefit from $500,000 to $250,000 and capping annual growth in the STAR exemption benefit at zero percent; both actions are not applicable to STAR credit benefits.

Higher Education

Local assistance for higher education spending includes funding for CUNY, SUNY, and the Higher Education Services Corporation (“HESC”).

SUNY and CUNY administer 47 four-year colleges and graduate schools with a total enrollment of more than 410,000 full- and part-time students. SUNY and CUNY also operate 37 community colleges, serving approximately 309,000 students. State funds support a significant portion of SUNY and CUNY operations. The State also provides more than $1.0 billion annually for SUNY state-operated campus operations through a General Fund transfer and fully supports the fringe benefits costs of SUNY employees at state-operated campuses, totaling nearly $2.0 billion. The State also pays debt service for bond-financed capital projects of the university systems. As of March 5, 2019, State debt service payments for capital projects at SUNY and CUNY were estimated at nearly $1.2 billion in FY 2020, an increase of $38 million from FY 2019 levels.

HESC is New York State’s student financial aid agency and oversees numerous State-funded financial aid programs, including the Excelsior Scholarship, TAP, the Aid for Part Time Study program, and 26 other scholarship and loan forgiveness programs. Along with other sources of tuition assistance, the Excelsior Scholarship was expected to allow approximately 55 percent of full-time SUNY and CUNY in-state students to attend college tuition-free when it is fully phased in. Together, these programs provide financial aid to approximately 400,000 students

The Executive Budget Financial Plan included funding to implement the DREAM Act which will give undocumented students access to the Excelsior Scholarship, TAP, as well as other state-administered scholarships. The Executive Budget Financial Plan also provided for the launch of the third and final phase of the Excelsior Scholarship, increasing the income eligibility threshold to $125,000, and new funding to implement a family empowerment pilot program at SUNY and CUNY community colleges. The family empowerment pilot program will enable single parents to receive financial and academic supports, including on-campus childcare options aligned with the nationally recognized Accelerated Study in Associates Program.

As of March 5, 2019, Higher education spending was projected to decrease by $57 million, or 1.9 percent, from FY 2019 to FY 2020 and by $11 million, or 0.4 percent, from FY 2020 to FY 2021. This decrease largely reflected accounting changes for certain payments from HESC to State-operated SUNY campuses, to count these payments as a transfer instead of a disbursement. Projected spending growth in FY 2022 and FY 2023 was largely due to employee fringe benefit growth for CUNY Senior Colleges.

Health Care

Local assistance for health care-related spending includes Medicaid, statewide public health programs and a variety of mental hygiene programs. The DOH works with local health departments and social services departments, including those located in New York City, to coordinate and administer statewide health insurance programs and activities. The majority of government-financed health care programs are included under DOH, but a number of programs are also supported through multi-agency efforts.

As of March 5, 2019, DOH was also engaged in a multi-year initiative to implement the Delivery System Reform Incentive Payment (“DSRIP”) program through an approved Federal waiver amendment to reinvest $8 billion in Federal savings generated by the MRT reforms. The DSRIP program was expected to promote community-level collaborations and focus on system reform, with a goal to achieve a 25 percent reduction in avoidable hospital use over five years. The Updated Financial Plan reflected the impact of the DSRIP program through additional Federal funds disbursements of nearly $8 billion through FY 2021, with the remaining funds expected to be disbursed after FY 2021. A portion of DSRIP funding flows through the SUNY hospital system and other State-operated health care facilities.

Medicaid

Medicaid is a means-tested program that finances health care services for low-income individuals and long-term care services for the elderly and disabled, primarily through payments to health care providers. The Medicaid program is financed jointly by the State, Federal government, and local governments. Eligible services include inpatient hospital care, outpatient hospital services, clinics, nursing homes, managed care, prescription drugs, home care and services provided in a variety of community-based settings (including mental health, substance abuse treatment, developmental disabilities services, school-based services and foster care services).

In FY 2012, legislation was enacted to limit the year-to-year growth in DOH State funds Medicaid spending to the ten-year rolling average of the medical component of the CPI. The statutory provisions of the Medicaid spending cap (or “Global Cap”) also allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. Certain authorizations exist which allow the Governor to take actions to reduce Medicaid spending in order to maintain spending within the Global Cap limit.

The Updated Financial Plan reflected the continuation of the “Global Cap” through FY 2023, and the projections assumed that statutory authority would be extended in subsequent years. Allowable growth under the cap for medical services is 3.3 percent in FY 2019. Reflecting updated projections for the medical CPI growth, as of March 5, 2019, DOB forecasted allowable cap growth at 3 percent for FYs 2020 and 2021 and 2.9 percent for FYs 2022 and 2023.

The indexed provisions of the Global Cap apply to a majority of the State share of Medicaid spending that is budgeted and expended principally through DOH. However, the Global Cap is adjusted for State costs associated with the takeover of local Medicaid growth and the multi-year assumption of local Medicaid administration costs, increased Federal Financial Participation pursuant to the ACA that became effective in January 2014, as well as the statewide minimum wage increases authorized in the FY 2017 Enacted Budget. State share Medicaid spending also appeared in the Updated Financial Plan estimates for other State agencies, including the mental hygiene agencies, child welfare programs, education aid and corrections.

The State share of DOH Medicaid spending is financed by a combination of the General Fund, HCRA resources, indigent care support, provider assessment revenue, and tobacco settlement proceeds.

As of March 5, 2019, the Updated Financial Plan included $990 million in annual savings from the Medicaid Global Cap. To achieve savings within the Global Cap necessary to support these additional costs, DOH expected to continue to implement various MRT actions to improve efficiency and effective delivery of the statewide Medicaid program. These actions include a reduction of Pharmacy Benefit Manager costs by narrowing the gap between Managed Care Organization payments to pharmacies and the costs to the Medicaid program; consolidate and establish uniform reimbursement for Fiscal Intermediaries providing support in the consumer directed personal care program; transform the nursing home patient acuity data collection process to provide improved rate adequacy; apply for a waiver to leverage Federal funding for certain supportive housing services currently funded with State-only dollars; and investing in the NYSOFA support services targeted to maintain the elderly in their communities, support family and friends in their caregiving roles, and delay future Medicaid costs by intervening with less intensive services earlier..

In FY 2018, bonds secured by annual payments from tobacco manufacturers under the MSA were retired, with no remaining debt service requirements to be paid on these bonds. As of March 5, 2019, DOB expected payments under the MSA of approximately $435 million to be available in FY 2020 (including $103 million from FY 2019) and additional payments to be available in subsequent years. Existing statutes direct these payments be used to help defray costs of the State’s takeover of Medicaid costs for counties and New York City. The State takeover, in which local Medicaid costs are capped permanently at 2015 calendar year levels, was expected to cost the State $917 million in FY 2019 and $1.1 billion in FY 2020. Consistent with State law, DOB expected MSA payments to be deposited directly to a Medicaid Payment Escrow Fund to offset the non-Federal share of annual Medicaid growth, formerly borne by local governments, which the State now pays on behalf of local governments. The deposit mechanism has no impact on overall Medicaid spending funded with State resources but does reduce reported State-supported Medicaid spending accounted for in State Operating Funds. The Updated Financial Plan assumed that the MSA payments would provide financial plan relief through lower annual General Fund Medicaid disbursements.

The Updated Financial Plan maintained additional General Fund support for costs associated with the regionally-based, multi-year increase in the statewide minimum wage, including the impact of legislation (Chapter 56 of the Laws of 2016) which ensures that rates for the total compensation for home health care workers in New York City, and Westchester, Nassau, and Suffolk counties will be increased commensurate with the schedule of statutory minimum wage increases. As of March 5, 2019, the impact of these minimum wage initiatives was projected to increase annual Medicaid spending above statutory Global Cap limits by $703 million in FY 2019; $1.1 billion in FY 2020; $1.2 billion in FY 2021; $1.3 billion in FY 2022; and $1.4 billion in FY 2023.

Fluctuation in enrollment, costs of provider health care services, and health care utilization levels are among the factors that drive higher Medicaid spending within the Global Cap. As of March 5, 2019, the number of Medicaid recipients was expected to reach about 6.3 million by the end of FY 2020, a slight increase from FY 2019. This moderate increase was in part driven by an increase in elderly enrollees in the Medicaid program.

The ability to offset rising costs within the Medicaid Global Cap exists through the Medicaid integrity and efficiency initiative, which was authorized in the FY 2017 Enacted Budget. Upon election by a local service district to participate in this initiative, DOH and such local service district may formulate a plan to achieve new audit recoveries, efficiencies and other cost avoidance measures to provide savings. Savings associated with the Medicaid program are realized through the Mental Hygiene Global Cap Adjustment, which allows for a portion of the Office for People with Developmental Disabilities (“OPWDD”) and Office of Mental Health (“OMH”) related Medicaid costs to be paid for under the Global Cap.

Health Care Transformation Fund (“HCTF”)

In September 2017, Fidelis Care (a nonprofit insurer associated with the Catholic Diocese of New York) agreed to sell substantially all its assets to Centene Corporation (under Sections 510 and 511–a of the Not-for-Profit Corporation Law “N-PCL”), a for-profit health insurer based in St. Louis, Missouri, in order to enter New York’s health insurance marketplace. Consistent with previous transactions of similar nature in New York, the transaction was subject to regulatory approval by DOH, DFS and the Office of the Attorney General. The transaction included the health care companies’ agreement to contribute an estimated $2 billion in both direct payments and taxes over the next five years.

The funds were expected, as of March 5, 2019, to be used over the next five years to offset State costs for health care transformation activities, including enhancing access to affordable quality healthcare and healthcare related services for the poor, disabled, disadvantaged, elderly and/or underserved people of the State, and/or to assist populations with any unmet healthcare related needs including, but not limited to, those associated with the social determinants of health.

Following the completion of all regulatory approvals, the initial $1 billion direct payment from Fidelis Care was deposited into the HCTF in July 2018. As of March 5, 2019, future conversion proceeds expected to be deposited to the HCTF included $468 million in FY 2020, followed by $118 million in both FY 2021 and FY 2022, and $68 million in FY 2023. The direct payments to the HCTF do not include the impact of increased insurance tax receipts from Centene or higher Medicaid provider rates paid to Centene, which are reflected in the General Fund.

As of March 5, 2019, DOB expected to transfer HCTF funds to the General Fund to offset State costs for eligible health care transformation activities, including capital investments, debt restructuring activities, housing and other social purposes. The actual transfers were expected to be reported in future updates to the financial plan, as appropriate.

The Essential Plan (“EP”)

The EP is a health insurance program which receives Federal subsidies authorized through the ACA. The FY 2015 Enacted Budget authorized the State to participate in the EP, which includes health insurance coverage for certain legally residing immigrants previously receiving State-only Medicaid coverage. Individuals who meet the EP eligibility standards are enrolled through the NYSOH insurance exchange, with the cost of insurance premiums subsidized by the State and Federal governments. The Exchange – NYSOH – serves as a centralized marketplace to shop for, compare, and enroll in a health plan. More than 740,000 New Yorkers have enrolled since the EP launched in January 2016.

The multi-year Updated Financial Plan reflected a mix of factors, including stabilizing enrollment trends and growth in the Federal marketplace premium index for base program expenses. This change in the premium index was expected to generate a higher Federal reimbursement rate, eliminating EP program costs for the State and allowing for the local assistance program to be fully Federally financed. State savings associated with the EP local assistance program are managed within the total available resources of the Medicaid Global Cap.

In FY 2018, the Trump Administration took unilateral executive action to withhold CSR payments, threatening low-cost health insurance coverage for income eligible recipients when purchasing a QHP or EP coverage through the NYSOH, New York’s official health plan marketplace. Despite the Federal withholding of CSR payments, which amount to 25 percent of the Federal funding for the EP, the Executive Budget supported this program. However, actions by the Trump Administration in response to litigation brought by the State will allow the State to recoup some of the withheld EP funding through changes to the reimbursement methodology. As of March 5, 2019, the Executive Budget Financial Plan continued to reflect support for the EP program.

Public Health/Aging Programs

Public Health includes the CHP program that finances health insurance coverage for children of low-income families, up to the age of 19; the General Public Health Work (“GPHW”) program that reimburses local health departments for the cost of providing certain public health services; the Elderly Pharmaceutical Insurance Coverage (“EPIC”) program that provides prescription drug insurance to seniors; and the Early Intervention (“EI”) program that pays for services to infants and toddlers under the age of three, with disabilities or developmental delays. Many public health programs, such as EI and GPHW programs, are run by county health departments that are reimbursed by the State for a share of program costs. State spending projections do not include the county share of public health costs. In addition, a significant portion of HCRA spending is included under the Public Health budget.

The State Office for the Aging (“SOFA”) promotes and administers programs and services for New Yorkers 60 years of age and older. SOFA primarily oversees community-based services (including in-home services and nutrition assistance) provided through a network of county Area Agencies on Aging and local providers.

The Public Health budget maintained average annual growth over the multi-year Updated Financial Plan of 4.8 percent and reflected increased support to local governments for services administered on behalf of the State, partly offset by program restructuring and administrative efficiencies. Increased CHP spending over the multi-year Updated Financial Plan reflected enrollment that continues to increase at a strong pace. A one-time claims correction increased State costs by $50 million in FY 2019. The increase in FY 2020 reflected the September 2019 phase down of enhanced Federal support currently provided through the ACA. Growth in FY 2021 reflected the full annual impact of the expiration of enhanced Federal support and increased enrollment.

In addition to on-going program support, the Executive Budget Financial Plan included $6.8 million to help reduce the risk of child exposure to lead paint by lowering the acceptable blood lead level from 15 micrograms per deciliter to 5 micrograms per deciliter and support increased local enforcement and prevention costs through the GPHW program. Additionally, the Executive Budget supported a five percent rate increase for El services provided by licensed physical therapists, occupational therapists, and speech-language pathologists to improve access to care and expand service delivery for infants and toddlers with disabilities and their families. To offset the aforementioned statewide program costs and new investments, the Executive Budget Financial Plan modified reimbursement of certain public health funding for New York City. The rate realignment of the New York City GPHW program was expected by the State to generate savings of $27 million in FY 2020 and $54 million annually thereafter. Additional Public Health savings of $16 million were expected by the State to be generated by shifting the Traumatic Brain Injury Program, Off-Track Betting retirees health insurance, and Nursing Home Transition and Diversion waiver under the Global Cap.

The Executive Budget Financial Plan included SOFA savings realized by eliminating the planned 2.9 percent FY 2020 increase in the Human Services Cost of Living increase, resulting in $5 million in annual savings for FY 2020 through FY 2023. These savings were offset by a $15 million investment in the Expanded In-Home Services for the Elderly Program (“EISEP”) program to address locally-identified capacity needs in NYSOFA support services to maintain the elderly in their communities, support family and friends in their caregiving roles, and delay future Medicaid costs by intervening with less intensive services earlier.

HCRA Financial Plan

HCRA was established in 1996 to help fund a portion of State health care activities. Extensions and modifications to HCRA have financed new health care programs, such as CHP. HCRA has also provided additional funding for the health care industry, including investments in worker recruitment and retention, and Doctors Across New York program. HCRA authorization was extended through FY 2020, pursuant to legislation included in the FY 2018 Enacted Budget.

HCRA receipts include surcharges and assessments on hospital revenues, a “covered lives” assessment paid by insurance carriers, and a portion of cigarette tax revenues. In total, HCRA resources are used to fund roughly 25 percent of the State share of Medicaid, as well as CHP, EPIC, Physician Excess Medical Malpractice Insurance, and Indigent Care payments (the latter of which provides funding to hospitals serving a disproportionate share of individuals without health insurance).

As of March 5, 2019, Total HCRA receipts were forecasted to grow modestly in total over the multi-year plan, in relation to increased surcharge collections generated, as well as continued growth in utilization levels due to expanded coverage through the ACA and a new 20 percent excise tax on vapor products. Projected increases in surcharges were partly offset by declines in estimated covered lives assessments and cigarette tax collections, attributable to declining taxable consumption.

Total HCRA disbursements are commensurate with the multi-year revenue forecast. The Executive Budget Financial Plan reflected continued FY 2020 HCRA funding for a number of programs and initiatives. Specifically, the continuation of the SHIN-NY/All-Payer Claims Databases infrastructure development initiative, estimated at $40 million annually, which improves the informational and data capabilities associated with claiming records; $892 million for Hospital Indigent Care, which assists providers in paying for uncompensated services provided; and the continuation of the EPIC program, which supplements income-eligible seniors for their out-of-pocket Medicare Part D drug plan costs. Over the multi-year Updated Financial Plan period, the most substantial area of spending growth was within the CHP program, based on the expiration of the enhanced Federal resources provided through the ACA in September 2019. Due to substantiated claims of strong year-over-year enrollment growth, estimated outyear spending growth was $196 million in FY 2021, $109 million in FY 2022 and $14 million in FY 2023.

As of March 5, 2019, HCRA was expected to remain in balance over the multi-year forecast period. Under the HCRA appropriation structure, spending reductions were expected to occur if resources are insufficient to meet spending levels. Any such spending reductions could affect General Fund Medicaid funding or HCRA programs. Conversely, any unanticipated balances or excess resources in HCRA were expected to fund Medicaid costs that would otherwise be paid from the General Fund.

Mental Hygiene

The Department of Mental Hygiene is comprised of OPWDD, Office of Mental Health (“OMH”), Office of Alcoholism and Substance Abuse Services (“OASAS”), the Developmental Disabilities Planning Council (“DDPC”), and the Justice Center for the Protection of People with Special Needs (“Justice Center”). Services are administered to adults with serious mental illness;

children with serious emotional disturbances; individuals with developmental disabilities and their families; persons with chemical dependencies; and individuals with compulsive gambling problems.

These agencies provide services directly to their clients through State-operated facilities, and indirectly through community service providers. The costs associated with providing these services are supported by reimbursement from Medicaid, Medicare, third-party insurance and State funding. Patient care revenues are pledged first to the payment of debt service on outstanding mental hygiene bonds, which were issued to finance infrastructure improvements at State mental hygiene facilities, with the remaining revenue used to support State operating costs.

Local assistance spending accounts for approximately 44 percent of total mental hygiene spending from State Operating Funds and, as of March 5, 2019, was projected to grow by an average rate of 6.6 percent in the outyears. The main factors driving this level of growth are: enhancements in community mental health services; enhancements in community-based employment and residential opportunities for individuals with disabilities; and new or increased funding for not-for-profit providers for growth in employee wages related to minimum wage increases.

As of March 5, 2019, the Updated Financial Plan included an approximately $183 million, or 4.8 percent, increase in local assistance funding for the mental hygiene agencies. Roughly $56 million was expected to be used to support the incremental pay standards of minimum wage and related fringe benefit increases associated with the transition to a $15 an hour living wage. Other increases include investments to leverage up to $120 million in additional OPWDD funding, which will allow for the development of new certified housing supports in the community, support more independent living, provide more day program and employment options, and increase respite availability. The Updated Financial Plan also included additional OMH funding to support ongoing community-based services expansion and enhanced funding to existing residential programs.

The Executive Budget Financial Plan also reflected increased support for OASAS to continue to enhance prevention, treatment and recovery programs targeted toward chemical dependency, residential service opportunities and public awareness activities.

As of March 5, 2019, the funding increase was expected to be offset by a technical shift of program expenses to the Medicaid Global Cap ($440 million), as a greater share of OPWDD and OMH Medicaid spending was expected to be funded with available Global Cap resources. These technical adjustments have no impact on mental hygiene service delivery or operations.

Social Services

Office of Temporary and Disability Assistance (“OTDA”)

OTDA local assistance programs provide cash benefits and supportive services to low-income families. The State’s three main programs include Family Assistance, Safety Net Assistance and Supplemental Security Income (“SSI”). The Family Assistance program, financed by the Federal government, provides time-limited cash assistance to eligible families. The Safety Net Assistance program, financed by the State and local districts, provides cash assistance for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law. The State SSI Supplementation program provides a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled persons.

As of March 5, 2019, DOB’s caseload models projected a total of 532,164 public assistance recipients in FY 2020. Approximately 201,673 families were expected to receive benefits through the Family Assistance program in FY 2020, a decrease of 2.2 percent from FY 2019. The Safety Net caseload for families was projected at 117,755 in FY 2020, a decrease of 2.3 percent from FY 2019. The caseload for single adults/childless couples supported through the Safety Net program was projected at 212,716 in FY 2020, an increase of 0.6 percent from FY 2019.

As of March 5, 2019, SSI spending was projected to increase slightly over the course of the multi-year Updated Financial Plan as caseload was expected to level off. Public assistance benefits were expected to increase due to a variety of factors, including the expansion of New York City HIV/AIDS Services Administration (“HASA”) benefits to public assistance recipients living in New York City, and increased costs associated with an increase in Safety Net caseload for singles. Other spending growth included increased spending on homeless services and prevention and the Response to Human Trafficking program. The Executive Budget also proposed a restructuring of financing for the Family Assistance program, shifting 10 percent of costs previously financed by Federal Temporary Assistance for Needy Families (“TANF”) to New York City to align with the funding structure for the Emergency Assistance for Families program.

Office of Children and Family Services (“OCFS”)

OCFS provides funding for foster care, adoption, child protective services, preventive services, delinquency prevention, and child care. OCFS oversees the State’s system of family support and child welfare services administered by local social services departments and community-based organizations. Specifically, child welfare services, which are financed jointly by the Federal government, the State, and local districts, are structured to encourage local governments to invest in preventive services for reducing out-of-home placement of children. In addition, the Child Care Block Grant, which is also financed by a combination of Federal, State and local sources, supports child care subsidies for public assistance and low-income families.

As of March 5, 2019, FY 2020 OCFS State Operating Funds spending was projected to decrease from FY 2019 due to several factors, including utilizing TANF to offset state child care and Advantage After-School costs, reclassifying the Pay For Success program spending from OCFS to the Department of Labor, and the planned deferral of the Human Services COLA in FY 2020. Growth in the outyears was primarily attributable to a decrease in TANF dollars supporting child care, which was offset by increased General Fund support for the program.

Transportation

As of March 5, 2019, in FY 2020, the State expected to provide almost $5.8 billion in operating aid to mass transit systems, including over $2.3 billion in off-budget aid to the MTA. This aid is funded mainly from various dedicated taxes and fees. The MTA, the nation’s largest transit and commuter rail system, receives the majority of the mass transit aid - totaling $5.3 billion in FY 2020.

The MTA receives additional, exclusive operating support from the MTA Financial Assistance Fund, authorized in May 2009 to collect regional taxes and fees imposed within the Metropolitan Commuter Transportation District (“MCTD”). Pursuant to legislation enacted in December 2011, the MTA payroll tax was eliminated for all elementary and secondary schools and small business operators within the MCTD. The General Fund provides additional annual support to the MTA, subject to appropriation, to partially offset this revenue loss.

As of March 5, 2019, projected operating aid to the MTA and other transit systems reflected the current receipts forecast and timing associated with the availability of resources. The Updated Financial Plan included revised spending estimates for transit assistance in each year to reflect the most recent revenue forecast assumptions.

The Executive Budget included legislation directing various supplemental fees and taxes levied on driver licenses, motor vehicle registration, taxis, and passenger car rentals, to be remitted directly to the MTA without legislative appropriation. This was expected to eliminate the pass through of these fees and taxes and was expected to ensure more timely receipt by the MTA, consistent with treatment of mobility tax collections. As of March 5, 2019, it was expected that, beginning in FY 2020, the Updated Financial Plan would no longer include these new supplemental fees and taxes or associated local assistance payments. As of March 5, 2019, the MTA was expected to receive over $2.2 billion from Mobility Tax resources in FY 2020.

Local Government Assistance

Direct aid to local governments includes the Aid and Incentives for Municipalities (“AIM”) program, which was created in FY 2006 to consolidate various unrestricted local aid funding streams; miscellaneous financial assistance for certain counties, towns, and villages; and efficiency-based incentive grants provided to local governments.

As of March 5, 2019, the Executive Budget proposed to eliminate AIM for 846 towns and 480 villages that rely on AIM for less than 2 percent of total expenditures. The affected municipalities would instead receive county internet sales tax in an amount equal to the AIM reduction. Counties were expected to receive additional sales tax from the proposed internet fairness conformity tax.

As of March 5, 2019, State Operating Funds spending for the various efficiency and restructuring grants within the AIM program was projected to increase from FY 2019 to FY 2021 due to potential awards from the Financial Restructuring Board for Local Governments.

Agency Operations

Agency operating costs consist of PS, NPS, and GSCs. PS includes the salaries of State employees of the Executive, Legislative, and Judicial branches, as well as the salaries of temporary/seasonal employees. NPS includes real estate rentals, utilities, contractual payments (e.g., consultants, Information Technology (IT), and professional business services), supplies and materials, equipment, and telephone service. GSCs, which are discussed separately, reflect the cost of fringe benefits (e.g., pensions and health insurance) provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State, such as taxes on public lands and litigations. Certain agency operating costs of DOT and DMV (adjusted for the reclassification discussed above) are included in Capital Projects Funds and are not reflected in State Operating Funds. The PS estimates reflected current negotiated collective bargaining agreements.

As of March 5, 2019, approximately 94 percent of the State workforce was unionized. The largest unions included the CSEA, which represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which represents professional and technical personnel (attorneys, nurses, accountants, engineers, social workers, and institution teachers); UUP, which represents faculty and nonteaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

As of March 5, 2019, operating costs for PS/NPS were projected to increase over the Updated Financial Plan period, from $19.4 billion in FY 2019 to $20.8 billion in FY 2023. Most Executive agencies were expected to hold spending at FY 2019 levels. The increases in the outyears of the Updated Financial Plan were driven mainly by juvenile justice reform, labor agreements, growth in SUNY operating costs, including costs of the recently settled UUP contract, and an additional administrative payroll in FY 2021.

In addition to growth across many agencies for collective bargaining agreements, the most significant annual changes to FY 2020 spending for agency operations include:

●	Mental Hygiene. Cost increases were driven primarily by continued delivery in State-operated program settings.
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Children and Family Services. Higher spending was mainly driven by additional funding to support raising the age of criminal responsibility from 16 to 18 by October 1, 2019. The increases were offset by a modification to the youth facility billings process.

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Transportation. Increases reflected a larger amount of operating costs related to snow and ice removal, and bus, truck and rail inspections, which were reclassified from the DHBTF to the General Fund beginning in FY 2019.

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General Services. The Executive Budget shifted certain Business Services Center (“BSC”) and other operational expenses to an Internal Service Fund to simplify BSC operations by merging funding sources.

Workforce

In FY 2020, $14 billion or 13.7 percent, of the State Operating Funds budget was projected to be spent on PS costs. This funding supports roughly 97,500 FTE employees under direct Executive control; individuals employed by SUNY and CUNY (46,464) and Independent Agencies (18,051); and employees paid on a non-annual salaried basis; and overtime pay. Roughly 60 percent of all Executive agency PS spending occurs in the mental hygiene agencies and DOCCS.

General State Charges (“GSCs”)

The State provides a variety of fringe benefits to its current and former employees, including health insurance, pensions, the Social Security payroll tax, workers’ compensation coverage, unemployment insurance, survivors’ benefits, and dental and vision benefits (some of which are provided through union-specific Employee Benefit Funds). GSCs also pay for certain statewide fixed costs, including taxes on State-owned lands, payments in lieu of taxes (for the City of Albany) and judgments / settlements awarded in the Court of Claims. Many of these payments are mandated by statute or collective bargaining agreements.

Employee fringe benefits paid through GSCs are financed from the General Fund in the first instance, and then partially reimbursed by revenue collected from agency fringe benefit assessments.

As of March 5, 2019, GSC spending was projected to increase at an average annual rate of 5.6 percent over the multi-year Updated Financial Plan period ($512 million) and 9.6 percent in FY 2020 ($806 million).

Growth in FY 2019 in the health insurance program of $111 million (2.6 percent) was reflective of medical inflation and enrollment levels as of March 5, 2019. Workers’ compensation costs were projected to increase by $101 million in FY 2019 due to underlying growth in the average weekly wage used for benefit calculations and medical costs ($51 million or 8.9 percent), and a reduction in available reserve funds to offset costs ($50 million). Overall pension costs were projected to remain relatively stable due to improved investment returns and ongoing savings from Tier 5 and Tier 6 pension reforms. Social Security spending was also relatively stable due to steady workforce levels.

Growth in GSC spending in FY 2020 reflected a $500 million repayment of amortized pension costs due in FY 2021 through FY 2023. The accelerated repayment would save approximately $33 million in interest expense. DOB was expected to evaluate fiscal conditions before executing the accelerated amortization repayment.

In addition, the FY 2020 estimate included gap-closing savings of approximately $173 million included in the Executive Budget Financial Plan. The savings were primarily driven by $63 million in interest savings achieved by paying the majority of the State pension bill in April 2019, rather than on a monthly basis as previously assumed. Over the multi-year Updated Financial Plan period, outyear pension costs reflected expected investment performance, projected growth in salary base, and assumptions about future normal and administrative costs. Pension costs also reflect repayment of prior-year amortization, costs for Chapter 41 of 2016 (Veteran’s pension credit legislation), and other adjustments.

NYSHIP costs have increased by approximately 14 percent over the past three fiscal years -- from $3.20 billion in FY 2016 to $3.67 billion in FY 2018. As of March 5, 2019, the Executive Budget included three proposals to help restrain this growth.

The first proposal would eliminate the taxpayer subsidy for high-income state retirees who pay Medicare Part B IRMAA. This regressive subsidy provides retirees earning over $85,000 per year greater State taxpayer subsidies than lower income retirees. The reimbursement of these costs, which were originally intended by the Federal government to have wealthier retirees pay a fairer share of Medicare costs, would no longer be provided. Eliminating this subsidy was estimated to save $12.4 million in FY 2021 ($2.9 million in FY 2020 due to the lag in reimbursement).

The second proposal would establish a floor for state reimbursement of the Medicare Part B standard premium. In Calendar Year 2019, New York taxpayers are reimbursing the standard premium for new and existing retirees at the amount of $135.50 per month, consistent with Calendar Year 2019 Federal program costs. Any future increases in reimbursement above this level would be subject to the annual budget process. The cost of this reimbursement is increasing from $207 million in CY 2018 to $249 million in Calendar Year 2019. This proposal was expected to save $2.3 million in FY 2020, and $12.3 million in FY 2021 if the subsequent budget does not authorize a funding increase.

The third proposal would create a sliding scale for retiree health insurance coverage. Currently, taxpayers support lifetime health coverage for State retirees with more than 10 years of service. This proposal would create a sliding scale of subsidies that begin at ten years of service, and gradually increase until they are no different than current levels once an individual reaches 30 years of service. This would be effective for new employees who begin State service on or after April 1, 2019. Since this proposal affects future employees, no savings were expected until April of 2029, but a 5 percent reduction in the State’s OPEB liability ($4 billion) was anticipated.

The Executive Budget also proposed to establish interest rates paid on court judgements by public and private entities at a variable market-based interest rate equal to the average one-year constant maturity treasury yield. This is the same rate utilized by the Federal court system. The current fixed rate, as of March 5, 2019, of as much as 9 percent annually was established in 1981 when interest rates were at 15 percent to avoid unnecessary taxpayer costs. Payment of a prevailing market interest rate will help ensure that neither side in a lawsuit will be disadvantaged by an interest rate that is above or below what otherwise could be earned while cases are being adjudicated. It will provide mandate relief for local governments and lower State taxpayer costs by $6 million.

Transfers to Other Funds (General Fund Basis)

General Fund transfers help finance debt service for bonds that do not have dedicated revenues, SUNY operating costs, certain capital initiatives, and a range of other activities.

A portion of the capital and operating expenses of DOT and DMV are funded from DHBTF, which receives various dedicated tax and fee revenues, including statutory allocations of PBT, motor fuel tax, and HUT. As of March 5, 2019, the Updated Financial Plan included transfers from the General Fund that effectively subsidize DHBTF expenses, as the cumulative expenses of the fund (DOT and DMV capital and operating expenses, and certain debt service on transportation bonds) routinely exceed current and projected revenue deposits and bond proceeds.

As of March 5, 2019, General Fund transfers to other funds were expected to total $5.7 billion in FY 2020, a $841 million increase from FY 2019. The change was mainly due to capital projects transfers and includes the timing of reimbursing General Fund capital advances made in prior fiscal years ($650 million) and an increase in transfers to DHBTF in FY 2020 ($265 million) to support debt service payments related to DHBTF bonds.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include General Obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities, such as ESD, DASNY, and the New York State Thruway Authority (“NYSTA”), the payment obligation on which is subject to appropriation. Depending on the credit structure, debt service is financed by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

As of March 5, 2019, Total State Operating/All Funds debt service was projected to be $5.7 billion in FY 2020, of which $537 million was expected to be paid from the General Fund via transfers, and $5.2 billion was expected from other State funds supported by dedicated tax receipts. The General Fund finances debt service payments on General Obligation and service contract bonds. Debt service for the State’s revenue bonds is paid directly from other dedicated State funds, subject to appropriation, including PIT and Sales Tax bonds, DHBTF bonds, and mental health facilities bonds.

As of March 5, 2019, the Updated Financial Plan estimates for debt service spending were revised to reflect a number of factors, including bond sale results to date, refunding savings, and the adjustment of debt issuances to align with projected bond-financed capital spending. Debt service spending estimates also reflected the prepayment in FY 2018 of $594 million in debt service costs due in FY 2019, as well as a planned prepayment of $765 million in FY 2019 for debt service costs due in FY 2020.

PRIOR FISCAL YEARS

Cash-Basis Results for Prior Fiscal Years

General Fund Fiscal Years 2016 through 2018

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required by law to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys in prior fiscal years were also transferred to other funds, primarily to support certain State share Medicaid payments, capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

In the cash basis of accounting, the State defines a balanced budget in the General Fund in any given fiscal year as (a) the ability to make all planned payments anticipated in the Financial Plan, including tax refunds, without the issuance of deficit bonds or notes or extraordinary cash management actions, (b) the restoration of the balances in the Tax Stabilization Reserve and Rainy Day Reserve (together, the “rainy day reserves”) to a level equal to or greater than the level at the start of the fiscal year, and (c) maintenance of other designated balances, as required by law.

The State has allowed limited spending growth to meet the demand for services. In addition, rainy day reserve fund balances have been supported and maintained.

FY 2018

The State ended FY 2018 in balance on a cash basis in the General Fund, based on preliminary, unaudited results. General Fund receipts, including transfers from other funds, totaled $71.4 billion. General Fund disbursements, including transfers to other funds, totaled $69.7 billion. The State ended FY 2018 with a General Fund balance of $9.4 billion, an increase of $1.7 billion from FY 2017 results. The higher balance is due to acceleration of an estimated $1.9 billion in PIT payments as taxpayers responded to the $10,000 limit on SALT deductibility of income and property taxes enacted by Congress and effective for tax year 2018, and $130 million in additional resources to fund the costs of potential labor settlements, partially offset by $315 million less in Extraordinary Monetary Settlement funds after paying for spending appropriated from Capital Projects Funds and $10 million less in the Community Projects Fund after funding certain community project initiatives from prior year appropriations.

FY 2017

The State ended FY 2017 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $66.9 billion. General Fund disbursements, including transfers to other funds, totaled $68.1 billion. The State ended FY 2017 with a General Fund balance of $7.7 billion, a decrease of $1.2 billion from FY 2016 results, mainly due to the change in Extraordinary Monetary Settlement funds on hand, including the planned transfer to pay for spending appropriated from capital projects funds ($965 million). The decrease also reflected the use of balances, as planned, to fund: the costs of labor settlements reached in FY 2017 that covered then current and prior contract periods ($140 million); expenses related to the timing of FY 2016 payments ($73 million); and disbursements from Community Projects Fund re-appropriations ($7 million).

FY 2016

The State ended FY 2016 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $69.7 billion in FY 2016, an increase of $1.8 billion (2.6 percent) from the prior fiscal year. General Fund disbursements, including transfers to other funds, totaled $68.0 billion in FY 2016, an increase of $5.2 billion (8.3 percent) from the prior fiscal year, including growth in the level of School Aid ($1.7 billion), growth in General Fund transfers to support Capital Projects ($1.5 billion), growth in local assistance for Medicaid combined with growth in the level of General Fund transfers to support other Medicaid funding ($1.1 billion) and higher costs associated with operating mental hygiene facilities in lieu of reduced Federal revenue ($691 million).

State Operating Funds Fiscal Years 2016 through 2018

State Operating Funds is composed of the General Fund, State special revenue funds and debt service funds. The State Operating Funds perspective is primarily intended as a measure of State-financed spending. Similar to the General Fund, spending growth in State Operating Funds in recent years has also been limited.

FY 2018

State Operating Funds receipts totaled $99.4 billion in FY 2018, an increase of $4.5 billion over the FY 2017 results. Disbursements totaled $98.2 billion in FY 2018, an increase of $2.0 billion or 2 percent from the FY 2017 results. The State ended FY 2018 with a State Operating Funds cash balance of $13.6 billion.

FY 2017

State Operating Funds receipts totaled $94.8 billion in FY 2017, a decrease of $1.8 billion over the FY 2016 results. Disbursements totaled $96.2 billion in FY 2017, an increase of $1.9 billion or 2 percent from the FY 2016 results. The State ended FY 2017 with a State Operating Funds cash balance of $11.6 billion.

FY 2016

State Operating Funds receipts totaled $96.6 billion in FY 2016, an increase of $1.6 billion over the FY 2015 results. Disbursements totaled $94.3 billion in FY 2015, an increase of $1.9 billion from the FY 2015 results. The State ended FY 2016 with a State Operating Funds cash balance of $12.6 billion.

All Funds Fiscal Years 2016 through 2018

The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, special revenue funds, capital projects funds, and debt service funds. It is the broadest measure of State governmental activity, and includes spending from Federal funds and capital projects funds.

FY 2018

All Funds receipts were $9.1 billion (5.8 percent) higher than the prior year, comprised of $4.9 billion in higher tax receipts (6.6 percent), $3.5 billion in Federal aid, and $670 million in miscellaneous receipts.

PIT, the largest contributor to the growth in tax receipts, was $3.9 billion (8.3 percent) higher, due to a $3.4 billion increase in tax year 2017 estimated payments and a $2.7 billion increase in withholding. These increases were partially offset by a $1.1 billion increase in tax year 2016 refunds, a $608 million decline in extension payments, and accelerated tax year 2017 refund payments of $500 million. The increase in tax year 2016 refunds was mostly timing-related. The amount of refunds paid in January through March was $2.55 billion in FY 2016, $1.75 billion in FY 2017, and $2.25 billion in FY 2018.

All other taxes were $958 million (3.6 percent) higher, mainly due to higher sales tax ($504 million), higher estate tax collections resulting from two large payments exceeding $100 million ($217 million), and business taxes driven by higher audit receipts ($185 million).

Miscellaneous receipts were $670 million (2.5 percent) higher in the current year, mainly due to higher bond proceeds reimbursements ($1.0 billion), offset by a decline in extraordinary monetary settlements ($477 million).

Federal grants were $3.5 billion (6.4 percent) higher, largely driven by Federal operating aid disbursements, as well as the timing of reimbursements for program costs initially financed by the State.

All Funds spending was $6.7 billion (4.3 percent) higher than FY 2017. The increase resulted largely from higher Federal operating spending ($4.3 billion), higher State Operating Funds spending ($1.95 billion) and higher Capital Projects Fund spending ($484 million).

State Operating Funds spending totaled $98.2 billion, an increase of almost $2 billion (2 percent) compared to the prior year.

Growth in School Aid ($1.1 billion) and Medicaid ($902 million) was partially offset by lower spending in other local assistance programs ($775 million). Higher School Aid spending was almost entirely for General Aid ($1.2 billion), which was partially offset by decreased spending on Teacher Retirement Systems ($144 million). Medicaid spending growth is due to increased claims for monthly managed care and long-term care programs ($1.4 billion), partly offset by increased Federal reimbursement for the EP spending ($269 million).

The annual decline in all other local assistance spending is mainly driven by the conversion of the New York City STAR benefit to a tax credit, and lower than expected payments for child care, and increased Mental Hygiene Stabilization Fund (“MHSF”) offsets resulting from DOH Medicaid savings.

Compared to the prior year, Executive agency operational spending decreased by $15 million (0.1 percent), while spending for University Systems and elected officials increased. Higher spending for SUNY mainly occurred in hospital operations. Judiciary spending included retroactive salary payments made pursuant to collective bargaining contracts settled in FY 2018.

Higher fringe benefits spending included expected increases for the State’s share of employee health insurance.

Debt service spending reflected the impact of the FY 2018 prepayment of expenses due in FY 2019.

Capital Projects Fund spending increased by $484 million, primarily due to expenses for the Moynihan Station construction project ($275 million), continued implementation of the Housing Capital Plan ($148 million), and mental hygiene projects ($140 million).

Federal operating spending grew by $4.3 billion, with higher spending for Medicaid ($3.2 billion), Public Health/CHP ($692 million), EP ($618 million), and Children and Family Services ($297 million) driven by increased child welfare spending. Higher Medicaid spending was driven by enrollment growth ($2.6 billion) and increased spending in DSRIP ($1.5 billion), offset by Medicaid recovery from audits. Increased spending in Public Health was primarily driven by the CHP program as the result of increased enrollment. Growth in the EP was the result of increased enrollment in the program. The higher spending was partially offset by reduced spending for School Aid attributable to Title I Grants for districts with high percentages of students from low-income families ($504 million).

FY 2017

All Funds tax receipts were $301 million (-0.4 percent) lower than the prior year results, primarily attributable to a decline in business taxes ($905 million) due to lower gross receipts and a year-over-year decline in other taxes ($393 million) as a result of the continued phase-in of the estate tax cut enacted in 2014. Partly offsetting the annual decline were higher PIT receipts ($510 million), which experienced relatively low growth due to weaker than anticipated estimated payments and withholding components, and an increase in Consumption/Use Taxes ($487 million) consistent with anticipated levels. Miscellaneous receipts were $674 million below the prior year, largely due to the timing associated with the receipt of one-time Extraordinary Monetary Settlement proceeds in FY 2016, including over $1.3 billion from BNP alone. Federal grants were $4.1 billion higher than FY 2016, consistent with the impact of the annual changes in Federal spending.

Through March 2017, All Funds spending was $6.3 billion (4.2 percent) higher than FY 2016, which was comprised of higher spending for State Operating Funds ($1.9 billion), Capital Projects Funds ($1.2 billion), and Federal Operating Funds ($3.2 billion).

State Operating Funds spending during FY 2017 was $1.9 billion, or 2 percent, higher than total State Operating Funds spending during FY 2016. This increase was primarily attributable to the growth in School Aid ($1 billion), Medicaid and EP ($887 million), and transportation ($232 million), all of which was consistent with budgeted growth levels. Agency operations grew by $279 million, or 1.1 percent, reflecting the impact of retroactive collective bargaining agreements, which increased personal service costs, and budgeted growth in pension and health insurance expenses. Debt service spending in FY 2017 declined by $85 million, or 1.5 percent, from FY 2016, which was due largely to the impact of pre-payment expenses over the multi-year period; of which a greater share of such payment was made during FY 2016, thus driving an annual decline in base expenses for FY 2017. This decline was later mostly back-filled with additional pre-payments afforded by under-spending from other program areas.

School aid growth of $1 billion from FY 2016 to FY 2017 was consistent with program growth budgeted on an annual basis. Annual growth in Medicaid spending ($887 million) was consistent with initial spending projections, with the exception of an additional $31 million increase to the Medicaid Global Cap to fund updated costs associated with minimum wage increases. In addition, significant levels of Medicaid spending moved from the General Fund to HCRA and from state operations categories to local assistance, with no net impact to overall spending estimates within the Financial Plan and Global Cap. Annual spending growth for transit aid was largely attributable to increased revenue pass-thru to MTA ($116 million) and Metropolitan Mass Transportation Operating Assistance ($121 million).

Growth in agency operations ($279 million) was due to higher personal service costs ($112 million), which was primarily attributable to general salary increases that were agreed to as part of multiple retroactive collective bargaining settlements reached during FY 2017. In addition, higher annual fringe benefit expenses ($182 million) reflected growth for pensions, including additional costs associated with legislation allowing for extra pension credits for eligible veterans meeting specific criteria in their application for such credits, and health insurance as a result of growth in utilization expenses and rate renewal costs.

Federal spending growth was largely driven by Medicaid and EP spending ($4.2 billion), most significantly reflecting the escalating cost impact associated with various Federal health care transformation initiatives (including new spending for the EP), and several significant retroactive share and claiming adjustments from prior years that were effectuated during FY 2017. Significant Federal spending declines relative to FY 2016 were driven largely by Social Services ($615 million), in part a result of claiming patterns, and Homeland Security ($522 million), which related to the timing and approval of various project submissions.

Growth in capital projects spending was primarily attributable to the continued implementation of several projects funded from DIIF, where initial spending did not occur until July 2016, and economic development programs.

FY 2016

All Funds tax receipts were $3.6 billion higher than prior year results, including PIT collections ($3.3 billion) due to growth in extension payments attributable to tax year 2014 and estimated FY 2015 tax year payments, withholding, and final returns; other taxes ($572 million) from extraordinary growth in large estate tax payments and New York City real estate transfer tax payments; and consumption/use taxes ($340 million) primarily from an increase in taxable auto sales and food and lodging establishments, partly offset by a large, non-recurring refund. An annual decline in business taxes ($619 million) primarily reflected the first year of corporate tax reform. Miscellaneous receipts were $2.2 billion below the prior year due mainly to a larger amount of Extraordinary Monetary Settlement funds received in FY 2015 ($1.3 billion) and a decline in SIF assessment reserves transferred to the State per the terms of legislation included in the FY 2014 Budget ($750 million). The $2.7 billion annual growth in Federal grants reflected the impact of spending variances, as described below, and other timing-related factors.

Through March 2016, All Funds spending was $6.8 billion above the prior year, comprised of State Operating Funds ($1.9 billion), Federal Operating Funds ($3.5 billion), and Capital Projects Funds ($1.4 billion). State Operating Funds local assistance growth includes increases in education ($1.7 billion) mainly for school aid increases, health care ($590 million), and social services ($113 million); offset by decreases in Mental Hygiene agencies ($277 million), DFS ($143 million), higher education ($137 million), and the impact of downward spending reclassifications to account for an increase in Medicaid payments to SUNY Hospitals ($136 million). Higher agency operations’ spending includes an additional institutional payroll ($169 million) and higher PS costs in SUNY ($125 million), State Police ($47 million) and Judiciary ($30 million), as well as budgeted fringe benefit cost increases for pension, health insurance, and litigation ($419 million). The decline in debt service spending from the prior year ($585 million) was largely due to the prepayment of FY 2016 costs in FY 2015. Federal spending growth includes increased spending for health care ($3.7 billion), consistent with the impact of the ACA and new health care costs under the EP, and for education ($472 million), partly offset by a spending decline in Homeland Security and Emergency Services due to lower disaster-related costs ($519 million). Growth in capital projects spending was primarily attributable to the capital infrastructure projects funded with Extraordinary Monetary Settlement funds ($723 million), ESD ($240 million) for Buffalo Billion projects, and projects related to State and Municipal facilities ($166 million).

CAPITAL PROGRAM AND FINANCING PLAN

The DOB prepares a Multi-Year Capital Program and Financing Plan with the Executive Budget and updates it following enactment of the budget (the “Enacted Capital Plan”). The Enacted Capital Plan outlines the anticipated capital spending over a five-year period, the means by which it is to be financed, the impact on debt measures, and the anticipated debt issuances required to support the planned capital spending.

Capital Plan

The total commitment and disbursement levels reflect, among other things, projected capacity under the State’s statutory debt limit, anticipated levels of Federal aid, and the timing of capital activity based on known needs and historical patterns. The following capital projects information relates to FY 2019.

Fiscal Year 2019 Capital Projects Spending

As of July 2, 2018, spending on capital projects was projected to total $15.1 billion in FY 2019, which included $672 million in “off-budget” spending. “Off-budget” spending refers to capital spending that occurs directly from bond proceeds held at public authorities, but still requires an enacted appropriation and bonding authorization. The Enacted Budget included authorization that provides the State with the option of paying for “off-budget” capital expenses. Overall, capital spending in FY 2019 was projected to increase by $3.9 billion (34 percent) from FY 2018.

In FY 2019, transportation capital spending was projected to total $6.1 billion, which represents 40 percent of total capital spending. Economic development spending was projected to account for 14 percent, higher education capital spending was anticipated to represent 10 percent, and spending related to parks and the environment represents 7 percent. The remaining 29 percent was projected to be comprised of spending for health care, mental hygiene, social welfare, public protection, education, general government, and other purposes, which include Special Infrastructure Account Investments such as the Thruway Stabilization Program.

Transportation capital spending was projected to increase by $1.2 billion (25 percent) in FY 2019. This is primarily due to timing of disbursements to the MTA in FY 2018 and FY 2019, as well as the continued implementation of the $29.3 billion transportation capital plan.

Parks and environment capital spending was estimated to increase by $291 million (35 percent) in FY 2019, reflecting spending from the $2.5 billion Clean Water Infrastructure Act, the continuation of $300 million in Environmental Protection Fund (“EPF”) spending, as well as spending from the State Superfund and State Park Infrastructure Fund (“SPIF”).

Economic development capital spending was projected to increase by $877 million (75 percent). This spending reflected the continued investment in programs created to promote regional economic development, including spending from both phases of the Buffalo Billion Program, the Life Sciences Initiative, the Upstate Revitalization Initiative, and Regional Economic Development Councils.

Capital spending for health care was projected to increase by $402 million (190 percent) in FY 2019. The increase was due to spending from Health Care Restructuring Program grant awards; and the phase-in of spending related to the Health Care Facility Transformation Program, including spending from $525 million in new health care grants enacted in FY 2019.

Capital spending for social welfare was projected to increase by $594 million (158 percent) due primarily to the addition of $250 million for emergency repair projects in New York City Housing Authority housing sites, as well as the continued implementation of the Affordable and Homeless Housing Capital Plan.

Education capital spending was projected to increase by $491 million (393 percent) in FY 2019. The increase was due to expected spending from the Smart Schools Bond Act, which was approved in November 2014.

Higher education capital spending in FY 2019 was projected to remain at the same level as FY 2018, with $1.2 billion in new appropriation authority enacted for SUNY and CUNY. As of July 2, 2018 the State planned to continue its capital spending for the maintenance of SUNY and CUNY senior and community college facilities.

Capital spending for public protection was projected to decrease by $13 million (2 percent) in FY 2019, which was attributable to the spend-out of Interoperable Communications Grants.

Mental hygiene capital spending was anticipated to increase by $21 million (4 percent). The increase was primarily related to improvements at OMH’s inpatient campuses, the construction of community residential sites, various mental health-related general hospital projects, and non-residential community programs.

General governmental capital spending was projected to increase by $135 million (57 percent), which was mainly attributable to the construction of a cogeneration plant being undertaken by OGS, continued spending on projects that optimize overall space utilization, as well as ITS equipment purchases.

Capital spending for agencies in the All Other category was projected to decrease by $161 million (17 percent). The decrease was related to a timing adjustment taken for all capital spending. Other spending in this category was expected to increase by $639 million, primarily for Special Infrastructure Account Investments, including a contribution to the remaining construction costs of the Governor Mario M. Cuomo Bridge and other capital projects for NYSTA.

Financing Fiscal Year 2019 Capital Projects Spending

As of July 2, 2018, 2018, in FY 2019, the State planned to finance 55 percent of capital projects spending with long-term bonds and 45 percent with cash and Federal aid. Most of the long-term bonds (91 percent) were expected to be issued on behalf of the State through public authorities. All authority debt issued on behalf of the State is approved by the State Legislature, acting on behalf of the people, and subject to approval by the Public Authorities Control Board (“PACB”) and the issuing authority’s board of directors. Authority bonds, as defined in the FY 2019 Enacted Capital Plan, do not include debt issued by authorities that are backed by their own non-State resources or on behalf of private clients. State cash resources, including Extraordinary Monetary Settlements, were expected to finance 29 percent of capital spending. Federal aid was expected to fund 16 percent of the State’s FY 2019 capital spending, primarily for transportation. Year-to-year, total PAYGO support was projected to increase by $877 million, with State PAYGO increasing by $610 million and Federal PAYGO support increasing by $267 million. Bond-financed spending was projected to increase by $3.0 billion, with authority bond spending increasing by $2.4 billion and General Obligation bond spending increasing by $606 million.

Financing Plan

State-supported debt represents obligations of the State that were paid from traditional State resources (i.e., tax revenue) and have a budgetary impact. It includes General Obligation debt, to which the full faith and credit of the State has been pledged, and lease purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. These include the State PIT Revenue Bond program and the State Sales Tax Revenue Bond program. Since 2002, the State has financed most of its capital program with PIT Revenue Bonds, a revenue bond program that has reduced its cost of borrowing and created efficiencies by permitting the consolidation of bond sales. Prior to 2002, the State had primarily financed its capital spending with lower-rated lease purchase and contractual service obligations of public authorities. The State has transitioned to using only three credits - General Obligation bonds, PIT Revenue Bonds, and Sales Tax Revenue Bonds.

State-related debt is a broader measure of State debt which includes all debt that is reported in the State’s Generally Accepted Accounting Principles (“GAAP”) basis financial statements, except for unamortized premiums and accumulated accretion on capital appreciation bonds. These financial statements are audited by external independent auditors and published by OSC on an annual basis. The debt reported in the GAAP-basis financial statements includes General Obligation debt, other State-supported debt as defined in the State Finance Law, debt issued by the Tobacco Securitization Finance Corporation, certain debt of the Municipal Bond Bank Agency (“MBBA”) issued to finance prior year school aid claims and capital leases and mortgage loan commitments. In addition, State-related debt reported by DOB includes State-guaranteed debt, moral obligation financings and certain contingent-contractual obligation financings, where debt service is paid from non-State sources in the first instance, but State appropriations are available to make payments if necessary. These numbers are not reported as debt in the State’s GAAP-basis financial statements.

The State’s debt does not encompass, and does not include, debt that is issued by, or on behalf of, local governments and secured (in whole or in part) by State local assistance aid payments. For example, certain State aid to public schools paid to school districts or New York City has been pledged by those local entities to help finance debt service for locally-sponsored and locally-determined financings. Additionally, certain of the State’s public authorities issue debt supported by non-State resources (e.g., NYSTA toll revenue bonds, Triborough Bridge and Tunnel Authority, MTA revenue bonds and DASNY dormitory facilities revenue bonds) or issue debt on behalf of private clients (e.g., DASNY’s bonds issued for not-for-profit colleges, universities, and hospitals). This debt, however, is not treated by DOB as either State-supported debt or State-related debt because it (i) is not issued by the State (nor on behalf of the State), and (ii) does not result in a State obligation to pay debt service. Instead, this debt is accounted for in the respective financial statements of the local governments or other entity responsible for the issuance of such debt and is similarly treated.

The issuance of General Obligation debt and debt of the LGAC is undertaken by OSC. All other State-supported and State-related debt is issued by the State’s financing authorities (known as “Authorized Issuers” in connection with the issuance of PIT and Sales Tax Revenue Bonds) acting under the direction of DOB, which coordinates the structuring of bonds, the timing of bond sales, and decides which programs are to be funded in each transaction. The Authorized Issuers for PIT Revenue Bonds are NYSTA, DASNY, ESD, the Environmental Facilities Corporation, and the New York State Housing Finance Agency (“HFA”) and the Authorized Issuers for Sales Tax Revenue Bonds are NYSTA, DASNY, and ESD. Prior to any issuance of new State-supported debt and State-related debt, approval is required by the State Legislature, DOB, the issuer’s board, and in certain instances, PACB and the State Comptroller.

As of July 2, 2018, the State had never defaulted on any of its General Obligation indebtedness, PIT Revenue Bonds, Sales Tax Revenue Bonds, or its obligations under lease purchase or contractual obligation financing arrangements.

State-Supported Debt Outstanding

State-supported debt represents obligations of the State that are paid from traditional State resources and have a budgetary impact. It includes General Obligation debt, State PIT Revenue Bonds, Sales Tax Revenue Bonds, LGAC bonds and lease purchase and service contract obligations of public authorities and municipalities. Payment of all obligations, except for General Obligation debt, is subject to annual appropriations by the State Legislature, but the State’s credits have different security features. The Debt Reform Act of 2000 limits the amount of new State supported debt issued since April 1, 2000.

State Personal Income Tax Revenue Bond Program

Since 2002, the PIT Revenue Bond Program has been the primary financing vehicle used to fund the State’s capital program. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the State’s Authorized Issuers. The legislation required 25 percent of State PIT receipts (excluding refunds owed to taxpayers) to be deposited into the RBTF for purposes of making debt service payments on these bonds, with the excess amounts returned to the General Fund. The Enacted Budget amended the State Finance Law provisions to increase the level of PIT receipts to be deposited into the RBTF, from 25 percent to 50 percent, for the purposes of making debt service payments on PIT Revenue Bonds.

In the event that (a) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion. The Enacted Budget amended the State Finance Law provisions to provide that PIT receipts and ECEP receipts shall continue to be deposited to the RBTF equal to the greater of 40 percent of the aggregate of annual State PIT receipts and ECEP receipts or $12 billion. Debt service on State PIT Revenue Bonds is subject to legislative appropriation, as part of the annual debt service bill.

As of March 31, 2018, approximately $33.6 billion of State PIT Revenue Bonds were outstanding. The projected PIT Revenue Bond coverage ratios were based upon estimates of PIT receipts deposited into the RBTF and include projected debt issuances.

The projected PIT Revenue Bond coverage ratios assumed that projects previously financed through the Mental Health Revenue Bond program and the DHBTF Revenue Bond program were expected to be issued under the PIT Revenue Bond program. Revenues that would have been dedicated to bonds issued under the old programs are transferred to the RBTF to offset debt service costs for projects financed with PIT Revenue bonds, but are not counted towards debt service coverage.

Sales Tax Revenue Bond Program

Legislation enacted in 2013 created the Sales Tax Revenue Bond program. This bonding program replicates certain credit features of PIT and LGAC revenue bonds and was expected to continue to provide the State with increased efficiencies and a lower cost of borrowing.

The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that was expected to provide for the payment of these bonds. The Sales Tax Revenue Bonds are secured by dedicated revenues consisting of one cent of the State’s four cent sales and use tax. With a limited exception, upon the satisfaction of all the obligations and liabilities of LGAC, this was expected to increase to 2 cents of sales and use tax receipts. Such sales tax receipts in excess of debt service requirements were transferred to the State’s General Fund.

The Sales Tax Revenue Bond Fund has appropriation-incentive and General Fund “reach back” features comparable to PIT and LGAC bonds. A “lock box” feature restricts transfers back to the General Fund in the event of non-appropriation or non-payment. In addition, in the event that sales tax revenues are insufficient to pay debt service, a “reach back” mechanism requires the State Comptroller to transfer moneys from the General Fund to meet debt service requirements.

The legislation also authorized the use of State Sales Tax Revenue Bonds and PIT Revenue Bonds to finance any capital purpose, including projects that were previously financed through the State’s Mental Health Facilities Improvement Revenue Bond program and the DHBTF program. This allowed the State to transition to the use of three primary credits - PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds to finance the State’s capital needs.

Sales Tax Revenue Bonds are used interchangeably with PIT Revenue Bonds to finance State capital needs. As of March 31, 2018, $7.4 billion of Sales Tax Revenue Bonds were outstanding. Assuming average issuances of approximately $1.4 billion annually over the next four years, Sales Tax coverage based only upon the 1 cent pledge was expected to decline from 4.0 times in FY 2019 to 3.8 times in FY 2022.

General Obligation Financings

With limited exceptions for emergencies, the State Constitution prohibits the State from undertaking a long-term General Obligation borrowing (i.e., borrowing for more than one year) unless it is authorized in a specific amount for a single work or purpose by the Legislature. There is no constitutional limitation on the amount of long-term General Obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on all new State-supported debt issued on and after April 1, 2000. The State Constitution provides that General Obligation bonds, which can be paid without an appropriation, must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds, including General Obligation bonds, to 30 years, and, as of July 2, 2018, the State had no bonds outstanding with a remaining final maturity that was more than 30 years.

General Obligation debt, as of July 2, 2018, was authorized for transportation, environment, housing and education purposes. Transportation-related bonds were issued for State and local highway and bridge improvements, mass transportation, rail, aviation, canal, port and waterway programs and projects. Environmental bonds were issued to fund environmentally sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. Education-related bonds were issued to fund enhanced education technology in schools, with eligible projects including infrastructure improvements to bring high-speed broadband to schools and communities in their school district and the purchase of classroom technology for use by students. Additionally, these bonds were expected to enable long-term investments in full-day pre-kindergarten through the construction of new pre-kindergarten classroom space.

Most General Obligation debt-financed spending in the Enacted Capital Plan was authorized under ten previously approved bond acts (five for transportation, four for environmental and recreational programs and one for education purposes).

The majority of projected general obligation bond-financed spending supports authorizations for the 2005 Rebuild and Renew New York Bond Act and the $2 billion Smart Schools Bond Act, which was approved by voters in November 2014. DOB projected that spending authorizations from the remaining bond acts would be virtually depleted by the end of the Enacted Capital Plan.

As of March 31, 2018, approximately $2.4 billion of General Obligation bonds were outstanding.

The State Constitution permits the State to undertake short-term General Obligation borrowings without voter approval in anticipation of the receipt of (i) taxes and revenues, by issuing general obligation tax and revenue anticipation notes (“TRANs”), and (ii) proceeds from the sale of duly authorized but unissued General Obligation bonds, by issuing bond anticipation notes (“BANs”). General Obligation TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue general obligation TRANs that mature in the same State fiscal year in which they were issued has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to General Obligation authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously used the BANs authorization to conduct a commercial paper program to fund disbursements eligible for General Obligation bond financing.

New York Local Government Assistance Corporation (“LGAC”)

In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State’s annual issuance of general obligation TRANs that mature in the same State fiscal year that they are issued (“seasonal borrowing”). The legislation also dedicated revenues equal to one cent of the State’s four cent sales and use tax to pay debt service on these bonds. As of July 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations is amortized over a period of no more than 30 years from the dates of their original issuance, with the final debt service payment on April 1, 2025. As of March 31, 2018, approximately $1.4 billion of LGAC bonds were outstanding.

The LGAC legislation eliminated seasonal borrowing except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors, or factors unanticipated at the time of adoption of the budget, and provide a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no seasonal borrowing in the fifth year). The provision limiting the State’s seasonal borrowing practices was included as a covenant with LGAC’s bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution authorizing such bonds. No restrictions were placed upon the State’s ability to issue deficit TRANs (issued in one year and maturing in the following year).

The LGAC changes, as well as other changes in revenue and spending patterns, have allowed the State to meet its cash flow needs throughout the fiscal year without relying on seasonal borrowings. However, the State has taken extraordinary measures in the past to manage its cash flow, including payment deferrals and permitting the State to borrow from other funds of the State (i.e., non-General Fund) for a limited period.

Legislation enacted in 2003 requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended its General Bond Resolution and General Subordinate Lien Bond Resolution to make clear that any failure to certify or make payments to New York City or its assignee has no impact on LGAC’s own bondholders; and that if any such act or omission were to occur with respect to any bonds issued by the City of New York or its assignee, that act or omission would not constitute an event of default with respect to LGAC bonds. The Enacted Budget included a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

State-Supported Lease-Purchase and Other Contractual-Obligation Financings

Prior to the 2002 commencement of the State’s PIT Revenue Bond program, public authorities or municipalities issued other lease purchase and contractual-obligation debt. These types of debt, where debt service is payable from moneys received from the State and is subject to annual State appropriation, are not general obligations of the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (i.e., personal income taxes, motor vehicle and motor fuel-related taxes, and patient income). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. As of March 31, 2018, approximately 3.8 billion of State-supported lease-purchase and other contractual obligation financings were outstanding.

Legislation first enacted in FY 2011, and extended through FY 2020, authorizes the State to set aside moneys in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. As of July 2, 2018, the State indicated that it had no plans to issue lease-purchase or other contractual-obligation financings.

Dedicated Highway and Bridge Trust Fund Bonds

DHBTF bonds were issued for State transportation purposes and are backed by dedicated motor fuel, gas and other transportation related taxes and fees, subject to appropriation. As of March 31, 2018, approximately $1.6 billion of DHBTF bonds were outstanding. As of July 2, 2018, the State indicated that it had no plans to issue additional DHBTF bonds, but could utilize this credit in the future if market conditions warrant.

Mental Health Facilities Improvement Bonds

Mental Health Facilities Improvement Bonds were issued to support capital projects to preserve and maintain both State and community-based facilities operated and/or licensed by OMH, OPWDD, and OASAS. A major source of patient revenues for these bonds were Federal Medicaid payments for services delivered by OPWDD. As of July 2, 2018, debt service coverage for FY 2019 was projected at approximately 10.0 times for existing Mental Health Facilities Improvement Bonds. As of March 31, 2018, approximately $599 million of Mental Health Facilities Improvement Bonds were outstanding. As of July 2, 2018, the State indicated that it had no plans to issue additional Mental Health Facilities Improvement Bonds.

SUNY Dormitory Facilities Bonds

Legislation enacted in 2013 changed the method of paying debt service on outstanding SUNY Dormitory Facilities Lease Revenue Bonds (the “Lease Revenue Bonds”) and established a new revenue-based financing credit, the SUNY Dormitory Facilities Revenue Bonds (the “Facilities Revenue Bonds”) to finance the SUNY residence hall program in the future. The Facilities Revenue Bonds, unlike the Lease Revenue Bonds, do not include a SUNY general obligation pledge, thereby eliminating any recourse to the State with respect to the payment of the Facilities Revenue Bonds. The legislation also provided for the assignment of the revenues derived from the use and occupancy of SUNY’s dormitory facilities (the “Dormitory Facilities Revenues”) for the payment of debt service on both the Lease Revenue Bonds and the Facilities Revenue Bonds from SUNY to DASNY. As a result, annual debt service on the outstanding Lease Revenue Bonds is no longer supported by a State appropriation, except under extraordinary circumstances (i.e., the generation of insufficient Dormitory Facilities Revenues implicating the need for SUNY payments from sources other than Dormitory Facilities Revenues for debt service on the Lease Revenue Bonds). As of July 2, 2018, DOB was not aware of any such extraordinary circumstance having ever occurred in the past and did not anticipate that it would occur in the future. However, since the outstanding Lease Revenue Bonds were incurred as State-supported debt, until these are defeased or are paid off to maturity, DOB was expected to continue to count these bonds as outstanding State-supported debt for purposes of the Debt Reform Act caps and has included these bonds as State-supported debt in its figures. In recognition of the fact that debt service payments on the Lease Revenue Bonds are no longer supported by an appropriation, the debt service payments on such Lease Revenue Bonds in the approximate annual amount of $60 million is not included in State debt service payments reported in this Appendix. Annual debt service related to the Lease Revenue Bonds was $55 million in FY 2018. As of March 31, 2018, approximately $394 million of Lease Revenue Bonds were outstanding. As of July 2, 2018, annual debt service payments on the remaining Lease Revenue Bonds was projected to be $44 million in FY 2019, $39 million in FY 2020, $36 million in FY 2021, and $32 million in FY 2022.

State-Related Debt Outstanding

State-related debt is a broader measure of debt that includes State-supported debt and contingent-contractual obligations, moral obligations, State-guaranteed debt and other debt.

Contingent-Contractual Obligation Financing

Contingent-contractual debt, included in State-related debt, is debt where the State enters into a statutorily authorized contingent-contractual obligation via a service contract to pay debt service in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available to pay the debt service. As with State-supported debt, except for General Obligation bonds, all payments are subject to annual appropriation.

Secured Hospital Program

Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to issue debt. The contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the New York State Medical Care Facilities Financing Agency (“MCFFA”) and by DASNY through the Secured Hospital Program. In the event there are shortfalls in revenues from other sources, which include hospital payments made under loan agreements between DASNY and the hospitals, and certain reserve funds held by the applicable trustees for the bonds, the State is liable for the debt service. The bankruptcy and deteriorating financial conditions of certain hospitals in the Secured Hospital Program resulted in the State paying approximately $14 million of debt service payments in FY 2018. As of March 31, 2018, there was approximately $193 million of bonds outstanding for this program.

Tobacco Settlement Financing Corporation (“TSFC”)

As of March 31, 2018, all TSFC bonds were retired. As of July 2, 2018, the State had never been called upon to make any payment, pursuant to the contingency contract on the TSFC bonds.

Moral Obligation Financings

Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue producing project or other activity. The debt is secured, in the first instance, by project revenues, but includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer’s debt service reserve fund. As of July 2, 2018, there had never been a payment default on any moral obligation debt of any public authority. DOB does not expect the State to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of HFA pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, Urban Development Corporation (“UDC”) and other public authorities which had moral obligation debt outstanding. As of July 2, 2018, the State indicated that it has not been called upon to make any payments pursuant to any moral obligations since FY 1987 and no such requirements were anticipated during FY 2019. As of March 31, 2018, approximately $800 thousand of moral obligation debt was outstanding.

State-Guaranteed Financings

Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State guaranteed bonds and notes are legally enforceable obligations of the State. As of July 2, 2018, the only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). However, as of March 31, 2018, all JDA bonds guaranteed by the State were paid off, and the State did not anticipate any future JDA indebtedness to be guaranteed by the State. As of July 2, 2018, the State had never been called upon to make any direct payments pursuant to any such guarantees.

Other State Financings

Other State financings relate to the issuance of debt by a public authority, including capital leases, mortgage loan commitments and MBBA prior year school aid claims. Regarding the MBBA prior year school aid claims, the municipality assigns specified State and local assistance payments it receives to the MBBA or the bond trustee to ensure that debt service payments are made. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

Borrowing Plan

As of July 2, 2018, debt issuances totaling $6.8 billion were planned to finance new capital project spending in FY 2019, an increase of $1.1 billion (18 percent) from FY 2018, that includes large capital programs for healthcare and the Smart Schools Bond Act that were expected to increase spending in FY 2019. The State anticipated that it will finance these capital projects through PIT Revenue Bonds, Sales Tax Revenue Bonds and General Obligation bonds in FY 2019.

The bond issuances were expected to finance capital commitments for transportation infrastructure ($1.8 billion), education ($1.3 billion), mental hygiene and health care facilities ($703 million), economic development and housing ($2.0 billion), the environment ($572 million), and State facilities and equipment ($336 million).

Over the next four years, new debt issuances were projected to total $25.5 billion. New issuances are primarily for transportation infrastructure ($6.8 billion), education facilities ($4.9 billion), economic development ($7.6 billion), the environment ($2.1 billion), mental hygiene and health care facilities ($2.7 billion), and State facilities and equipment ($1.3 billion).

State-Related Debt Service Requirements

As of July 2, 2018, State-related debt service was projected at $5.4 billion in FY 2019, a decrease of $1.2 billion (18 percent) from FY 2018. This was due, in large part, to debt service prepayments which result in higher debt service payments in FY 2018, and lower debt service costs in FY 2019. The State is contractually required to make debt service payments prior to bondholder payment dates in most instances, and may also elect to make payments earlier than contractually required. As of July 2, 2018, in FY 2019 and beyond, the State expected to use three principal bonding programs -- Personal Income Tax Revenue Bonds, Sales Tax Revenue Bonds, and General Obligation Bonds -- to fund all bond-financed capital spending. Other bonding programs were expected to be phased out over time.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. As of July 2, 2018, the limit on debt instruments which resulted in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) was no more than 15 percent of total outstanding State-supported debt. Interest rate exchange agreements were also limited to a total notional amount of no more than 15 percent of total outstanding State-supported debt. The outstanding State-supported debt of $51.3 billion as of March 31, 2018 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $7.7 billion each (15 percent of total outstanding State-supported debt). As of March 31, 2018, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized total of 15 percent of total outstanding State-supported debt.

Interest Rate Exchange Agreements

As of March 31, 2018, the State’s Authorized Issuers had a notional amount of $1.5 billion in interest rate exchange agreements. Overall, the State’s swap exposure was expected to decline from 2.8 percent in FY 2018 to 1.5 percent in FY 2022.

As of July 2, 2018, the State’s swaps portfolio was comprised of synthetic fixed rate swaps. A synthetic fixed swap includes two separate transactions: (1) a variable rate bond is sold to bondholders, and (2) an interest rate exchange agreement between the State and a counterparty is executed. The interest rate exchange agreement resulted in the State paying a fixed interest rate (i.e., synthetic fixed rate) to the counterparty and the counterparty agrees to pay the State a variable rate (65 percent of the London InterBank Offered Rate (“LIBOR”) for all State swaps). If the variable rate the State pays to bondholders and the variable rate the State is receiving from the counterparty off-set each other, the State is left with the synthetic fixed rate payment. The two variable rate components do not always precisely offset each other, which may result in an amount owed by the State in addition to the synthetic fixed rate payment. The synthetic fixed rate was less than the fixed rate the State would have paid to issue traditional fixed rate bonds at the time of issuance.

As of July 2, 2018, the State indicated that it had no plans to increase its swap exposure.

Net Variable Rate Obligations

The State’s net variable rate exposure (including a policy reserve) was projected to average 0.9 percent of outstanding debt from FY 2018 through FY 2022. The debt that is charged against the variable rate cap represented the State’s unhedged variable rate bonds. The variable rate bonds that are issued in connection with a fixed rate swap - $1.5 billion - were not included in the variable rate cap. As of July 2, 2018, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the bonds and the amount received by the State under its 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure.

As of July 2, 2018, DOB continued to evaluate the market for variable rate bonds, but had no plans to issue additional variable rate debt.

State Bond Caps and Debt Outstanding

Bond caps are legal authorizations to issue bonds to finance the State’s capital projects. The caps can authorize bond financing of capital appropriations. As the bond cap for a particular programmatic purpose is reached, subsequent legislative changes are required to raise the statutory cap to the level necessary to meet the bondable capital needs, as permitted by a single or multi-year appropriation. In the Enacted Budget, statutory bond authorizations on State-supported debt were raised by $6.5 billion across multiple programmatic purposes. The bonded indebtedness (and related capital spending) from the new authorizations was expected to occur over many years, and is counted against the State’s statutory debt caps only when bonds are actually issued.

Debt authorizations for capital programs are either approved or enacted at one time, expected to be fully issued over time, or enacted annually by the Legislature and are usually consistent with bondable capital projects appropriations. Authorization does not, however, indicate intent to sell bonds for the entire amount of those authorizations, because capital appropriations often include projects that do not materialize or are financed from other sources. The amount of bonds authorized may be increased or decreased from time to time by the Legislature. In the case of General Obligation debt, increases in the authorization must be approved by the voters.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Comprehensive Annual Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits - PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangement for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

As of December 31, 2017, (with respect to Job Development Authority or “JDA” as of March 31, 2018) each of the 17 authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $187 billion, only a portion of which constitutes State-supported or State-related debt.

Localities

While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. Indeed, the provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at levels current as of March 5, 2019, or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

The staffs of the Financial Control Board for the City of New York (“FCB”), the Office of the State Deputy Comptroller (“OSDC”), the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. As of March 5, 2019, State legislation enacted post-2004 included 27 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by OSC.

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. As of March 5, 2019, the impact on the State of any possible requests in the future for additional oversight or financial assistance could not be determined and therefore was not included in the Updated Financial Plan projections.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. As of March 5, 2019, the Restructuring Board was reviewing or had completed reviews for twenty-five municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that are determined to have stress levels below established scoring thresholds are classified as “No Designation”.

A total of 37 local governments (10 counties, 8 cities, 9 towns and 10 villages) and 26 school districts have been placed in a stress category by OSC based on financial data for their fiscal years ending in 2017. The vast majority of entities scored by OSC (97 percent) are classified in the ”No Designation” category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

LITIGATION AND ARBITRATION

General

The legal proceedings listed below involve State finances and programs and other claims as of March 5, 2019 in which the State was a defendant and in which the potential monetary claims against the State were deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. As explained below, these proceedings could adversely affect the State’s finances.

For the purpose of this “Litigation and Arbitration” section of the Appendix, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position, all of which are above the $100 million materiality threshold. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold.

The State is party to other claims and litigation, with respect to which its legal counsel has advised that it is not probable that the State will suffer adverse court decisions, or which the State has determined do not, considered on a case by case basis, meet the materiality threshold described in the second paragraph of this section. Although the amounts of potential losses, if any, resulting from these litigation matters were not presently determinable as of March 5, 2019, the State believed that any potential liability in these litigation matters was not expected to have a material and adverse effect on the State’s financial position in FY 2019 or thereafter. As of March 5, 2019, the Basic Financial Statements for FY 2018, which the OSC expected to issue by July 29, 2019, were expected to report possible and probable awards and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced FY 2019 Financial Plan. As of March 5, 2019, the State believed that the Enacted Budget included sufficient reserves to offset the costs associated with the payment of judgments that may be required during FY 2019. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget.

Real Property Claims

Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.

In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (“NDNY”), plaintiffs sought ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims were dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. As of March 5, 2019, the land claim had been stayed through at least August 12, 2019 to allow for settlement negotiations.

On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.

School Aid

In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (“SBE”). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.

The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. Plaintiffs filed a notice of appeal dated October 5, 2016 with the Appellate Division, Third Department. Plaintiffs have filed their appellate brief and the State’s brief was filed May 30, 2017. The appeal was argued on September 5, 2017. By decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case in order for the trial court to make specific findings as to the adequacy of inputs and causation. On January 10, 2019, the trial court issued a decision in favor of the State dismissing the action. Plaintiffs have appealed the January 10, 2019 decision to the Appellate Division, Third Department.

In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (“GSPS”) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State’s motion to dismiss. The Answer to the Second Amended Complaint was filed on February 2, 2015.

By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer, discussed in the preceding paragraph, with New Yorkers for Student Educational Rights v. New York. On June 27, 2017, the

Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts.

In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State was not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically alleged that the State was not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and -- repeating the allegations of Aristy-Farer -- challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs alleged that the State was not providing adequate Statewide funding, had not fully implemented certain 2007 reforms to the State aid system, had imposed gap elimination adjustments decreasing State aid to school districts, and had imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they alleged that the State had failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.

Plaintiffs sought a judgment declaring that the State had failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases were unconstitutional. They sought an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.

On May 30, 2014, the State filed a motion to dismiss all claims. By order dated November 17, 2014, Supreme Court, New York County, denied defendants’ motion to dismiss. Defendants filed a Notice of Appeal on December 15, 2014. Defendants filed Answers to the Amended Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.

On April 5, 2016, following the submission of a stipulation by the parties, the trial court stayed the case pending the outcome of the appeal before the First Department.

On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students’ Educational Rights (“NYSER”) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals which heard argument on May 30, 2017.

On June 27, 2017, the Court of Appeals held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.

Plaintiffs filed their Second Amended Complaint on December 11, 2017. The first cause of action alleges that the State has failed to provide a sound basic education in five school districts: New York City, Syracuse, Schenectady, Central Islip and Gouverneur. The second cause of action alleges that the State has failed to maintain a system of accountability to ensure that a sound basic education is being provided in those five districts. The third cause of action asserts a statewide cause of action, alleging that since 2009 the State has failed to “adopt appropriate policies, systems and mechanisms to properly implement the requirements of N.Y. Const. art. Xl. § 1 and of the CFE decisions.” This cause of action is not limited to the five districts.

Defendants filed a partial motion to dismiss the third cause of action in the Second Amended Complaint on April 9, 2018. On May 4, 2018, plaintiffs filed a Third Amended Complaint, which is identical to the Second Amended Complaint, but removed the third cause of action. Defendants’ Answer to the Third Amended Complaint was filed on July 10, 2018, and a conference was held on September 13, 2018, during which the Supreme Court, New York County, set the following discovery deadlines, as of March 5, 2019: 1) discovery requests due September 30, 2018; 2) discovery responses were due December 15, 2018; 3) depositions of named plaintiffs to be completed by March 15, 2019; 4) depositions of defendants to be completed by May 15, 2019; 5) fact discovery completed by September 16, 2019; expert discovery to be completed by November 15, 2019; 6)

note of issue due by November 22, 2019; and 7) summary of judgment motions due 120 days after note of issue. On January 24, 2019, a conference was held, and the parties agreed to extend these deadlines by three months.

On May 4, 2018, the case was reassigned from Hon. Manuel J. Mendez to Hon. Lucy Billings.

Canal System Financing

American Trucking Association v. New York State Thruway Authority, 13-CV-8123 (SDNY), is a purported class action by a trucking industry trade association and three trucking companies against the Thruway Authority, the Canal Corporation and individual officers and board members of both entities, claiming violations of the Commerce Clause and the Privileges and Immunities Clauses of the United States Constitution because of the Thruway Authority’s use of revenues from Thruway Authority tolls to maintain and improve the State’s canal system. The District Court granted defendant’s motion to dismiss the complaint for failure to join the State as a necessary party. On August 4, 2015, the Second Circuit Court of Appeals reversed the judgment of the District Court dismissing the complaint and remanded the case to District Court for further proceedings.

Following the Second Circuit’s remand, plaintiffs filed a motion for partial summary judgment on December 9, 2015. Defendants filed an opposition and cross-motion for summary judgment on February 15, 2016. Briefing on the motion and cross-motion were fully submitted as of April 1, 2016. In an August 10, 2016 decision, the District Court concluded that the claims were not barred by limitations or laches and that, to the extent that the tolls collected from interstate truckers were used to maintain the canal system, the incorporation of those expenses into the Thruway’s toll rates, and their collection from the plaintiffs, violates the dormant commerce clause of the United States Constitution.

Plaintiffs’ motion for class action certification was filed with the District Court on September 6, 2016. Defendants’ response was filed on November 18, 2016 and plaintiffs’ reply was filed February 3, 2017. In addition, on January 26, 2017, the Thruway Authority moved to dismiss for lack of subject matter jurisdiction based on Federal legislation authorizing the Thruway to use highway tolls for canal purposes. Plaintiffs’ opposition to that motion was filed February 13, 2017 and defendants’ reply was filed on February 16, 2017. Thereafter, all matters on the case were stayed pending the determination of the motion to dismiss - with discovery ongoing, a trial on the issue of damages had previously been scheduled to begin in March 2017. In addition, on February 1, 2017, counsel for plaintiffs filed a similar, companion action on behalf of the motor bus industry as a related case, Am. Bus Ass’n v. N.Y. Thruway Auth., 17-CV-0782 (SDNY).

On March 1, 2017, the Court entered a decision dismissing the complaint in the original matter under Fed. R. Civ. P. 12(c) for failure to state a cause of action, consistent with the Thruway Authority’s motion to dismiss. The Court entered judgment in favor of defendants the same day.

The Court also entered an order to show cause in the companion matter brought by the bus association, directing plaintiffs to indicate by March 20, 2017, why the similar matter should not be dismissed on the same grounds as the trucking lawsuit. The Court subsequently granted judgment in favor of defendants in the bus association case. Plaintiffs appealed in both the trucking association and bus association cases, and the two appeals were consolidated by the Second Circuit with the consent of both sides. Plaintiff’s opening brief on appeal was filed June 26, 2017. Defendants’ opposing brief was filed September 25, 2017. Plaintiffs’ reply brief was filed on November 7, 2017. Argument was heard on January 25, 2018. On March 29, 2018, the Second Circuit affirmed the judgments in favor of defendants in both the trucking association and bus association cases. Plaintiffs’ last day to petition the U.S. Supreme Court for a writ of certiorari was June 27, 2018. No petition was filed. These cases are now concluded.

Health Insurance Premiums

In NYSCOBPA v. Cuomo, 11-CV-1523 (NDNY) and ten other cases, state retirees, and certain current court employees, allege various claims, including due process and violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.

In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. But in October 2011, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms (which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue.

Certain claims have been dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Tricia Hite and Robert Megna.

Discovery is complete, and the State defendants filed motions for summary judgment in all eleven cases. In the motions, the State defendants argue primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supports plaintiffs’ claim that the health insurance premium contribution rate vests into retirement. With respect to the court employees, State defendants argue that their contract terms require extension of the premium shift to them. Briefing was completed on January 26, 2018.

On September 24, 2018, the District Court granted defendant’s motions for summary judgment in all respects. Between October 13, 2018 and October 24, 2018, notices of appeal were filed in all eleven cases. On December 21, 2018, the U.S. Court of Appeals for the Second Circuit issued an order coordinating appellate briefing in the eleven cases. Under that order, briefing was expected, as of March 5, 2019, to conclude in early August 2019.

* * * * *

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

Appendix E

ADDITIONAL INFORMATION CONCERNING

PENNSYLVANIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Pennsylvania (“Pennsylvania,” the “Commonwealth” or the “State”). The sources of payment for Pennsylvania municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information provided by the State in an official statement relating to an offering of Pennsylvania bonds dated May 16, 2018 (the “Official Statement”). More current information regarding the State’s financial condition may be found in the Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2018, dated December 13, 2018 (the “CAFR”). The funds have not independently verified the accuracy, completeness or timeliness of the information contained in the Official Statement or the CAFR. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, the Official Statement and the CAFR, as applicable, and are subject to risks and uncertainties that may cause actual results to differ materially.

ECONOMY GENERALLY

The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, Florida, New York and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. As of May 16, 2018, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.5 billion in crop and livestock products annually. As of May 16, 2018, agribusiness and food related industries achieved export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the Commonwealth’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands - nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Pennsylvania’s extensive public and private forests provide a vast source of material for the lumber, furniture, and paper products industries. The forestry and related industries accounts for 1.5% of employment with economic activity of nearly $5 billion in sales in domestic and international trade. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, and lakes. Other natural resources include major deposits of coal, petroleum, and natural gas. Annually, about 66 million tons of anthracite and bituminous coal, about 4 trillion cubic feet of natural gas, and about 5.5 million barrels of oil are extracted from Pennsylvania. Pennsylvania is one of the top 10 producing states in the country for aggregate/crushed stone. The value of non-coal mineral production in Pennsylvania is approximately $1 billion annually.

Pennsylvania is a Mid-Atlantic state within easy reach of the populous eastern seaboard and, as such, is the keystone to the Midwest. A comprehensive transportation grid enhances the Commonwealth’s strategic geographic position. The Commonwealth’s water systems afford the unique feature of triple port coverage, a deep-water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh. Between air, rail, water, and road, Pennsylvania is easily accessible for both inter and intra state trade and commerce.

Population. The Commonwealth is highly urbanized. The largest Metropolitan Statistical Areas (“MSAs”) in the Commonwealth are those that include the cities of Philadelphia and Pittsburgh, which together contain the majority of the State’s total population. The population of Pennsylvania, 12.8 million people in 2017, according to the U.S. Bureau of the Census, represents a population growing slower than the nation with a higher portion than the nation or the region comprised of persons 45 or over.

Employment. Non-agricultural employment in Pennsylvania over the five years ending in 2017 increased at an average annual rate of 0.89 percent compared with an increase of 1.31 percent rate for the Middle Atlantic region and 1.83 percent rate for the U.S.

Non-manufacturing employment in Pennsylvania has increased in recent years and reached 91 percent of total employment by 2017. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9 percent of 2017 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2017, the services sector accounted for 50 percent of all nonagricultural employment while the trade sector accounted for 14 percent.

Within the manufacturing sector of Pennsylvania’s economy, which as of May 16, 2018 accounted for about one-tenth of total non-agricultural employment in Pennsylvania, the fabricated metals industries employed the largest number of workers. Employment in fabricated metals industries was 14 percent of Pennsylvania manufacturing employment but only 1.3 percent of total Pennsylvania non-agricultural employment in 2017.

Unemployment. During 2017, Pennsylvania had an annual unemployment rate of 4.9 percent. This represents a significant drop since 2013 when the unemployment rate was 7.4 percent.

Personal Income. Personal income in the Commonwealth for 2017 was $667 billion, an increase of 2.8 percent over the previous year. Based on the 2017 personal income estimates, per capita income is at $52,096 in the Commonwealth compared to per capita income in the United States of $50,392.

Market and Assessed Valuations of Real Property. Annually, the State Tax Equalization Board (the “STEB”) determines an aggregate market value of all taxable real property in the Commonwealth. The STEB determines the market value by applying assessment to sales ratio studies to assessment valuations supplied by local assessing officials. The market values certified by the STEB do not include property that is tax exempt but do include an adjustment correcting the data for preferential assessments granted to certain farm and forestlands.

SUMMARY OF COMMONWEALTH FINANCIAL PERFORMANCE

The Pennsylvania legislature approved the passage of a $32 billion budget on July 1, 2017. The budget was sent to the Governor who did not sign or veto the bill, allowing it to become law on July 11, 2017. The fiscal year 2018 enacted budget increased spending by 0.2% over the 2017 budget. On October 26, 2017, the legislature passed, and sent to the Governor, a revenue plan to balance the budget. The revenue plan incorporated borrowing $1.5 billion, which was expected by the State to be paid through tobacco settlement proceeds, major expansion of legalized gaming, taxing the sale of fireworks, and applying Pennsylvania’s 6% sales tax to goods sold on online market places. On October 30, 2017, the Governor signed the revenue bills. As of May 16, 2018, the administration had been taking steps to balance the fiscal year 2018 budget by not filling approximately 1,600 then-vacant state jobs, selling buildings, and consolidating agencies.

In addition, on January 30, 2018, the Commonwealth, acting by and through the Department of General Services (“DGS”), entered into a Financing Agreement dated as of January 30, 2018 with Municipal Real Estate Funding, LLC (“MRE Funding”), providing for the payment by MRE Funding of $200 million to DGS in connection with the financing of the Farm Show Complex. The loan was expected, as of May 16, 2018, to be financed through the issuance of Certificates of Participation, Series A of 2018, evidencing the proportionate interest of the owners thereof in payments to be made to MRE Funding by DGS. The State expected that DGS would use the proceeds of the $200 million payment from MRE Funding to pay its operational and other expenses in fiscal year 2018.

On February 13, 2018, the Commonwealth Financing Authority (the “CFA”) pursuant to Article XXVIII of the Tax Reform Code, and the Act of October 30, 2017, No. 43 (“Act 43”), issued Tobacco Master Settlement Payment Revenue Bonds (the “Tobacco Bonds”) in a principal amount necessary to fund a deposit of $1.5 billion into the General Fund of the Commonwealth to provide General Fund budgetary relief.

As of May 16, 2018, no assurances could be made that any or all of these particular steps would be implemented or that any or all of these steps would have the desired impact on the fiscal year 2018 budget. The budget also authorized the full funding of the actuarially determined state contributions for the state public pension plans in fiscal year 2018.

Net position is one way of measuring the health of the Commonwealth’s finances. An overall surplus in net position was reported for both Governmental Activities and Business-Type Activities; however, the majority of the surplus was related to net investment in capital assets and other restricted funds, which are unavailable to utilize in satisfying the Commonwealth’s day-to-day expenses.

The increase of Primary Government deferred outflows of $454 million was the result of increases in pension related resources. Deferred outflows of resources related to the Commonwealth’s employer share of the State Employee’s Retirement Systems (“SERS”) net pension liability increased primarily due to the changes in actuarial assumptions that lowered the discount rate from 7.5% to 7.25% and the inflation rate from 2.75% to 2.6%. Governmental Activities deferred outflows of resources increased $437 million due to the change in pension related items.

The deferred inflows of resources net increase of $475 million was due to the increase in pension related deferred inflows of resources. Deferred inflows of resources related to the Commonwealth’s employer share of the SERS net pension liabilities increased primarily due to reported experience gains for the plan and changes to the Commonwealth agencies’ proportionate share of the plan.

Financial Data for Governmental Fund Types (GAAP Basis)

Governmental fund financial statements provide fund-specific information about the General Fund, the Motor License Fund, and for other Commonwealth funds categorized as Governmental funds and reported as such in the Basic Financial Statements of prior fiscal years. Where government-wide financial statements cover the entirety of the Commonwealth, fund financial statements provide a more detailed view of the major individual funds established by the Commonwealth. Fund financial statements further differ from government-wide statements in the use by the latter of the current financial resources measurement focus and the modified accrual basis of accounting.

The governmental funds balance sheet reports total fund balances for all governmental funds. Assets of the Commonwealth’s governmental funds (the General Fund, and the Motor License Fund are major governmental funds) as of June 30, 2017, were $20,181.5 million. Liabilities for the same date totaled $12,375.9 million and deferred inflows of resources totaled $3,067.6 million resulting in a fund balance of $4,738 million, an increase of $189.7 million from the fund balance at June 30, 2016. On a fund specific basis, the fund balance for the General Fund decreased by $787.7 million, the fund balance for the Motor License Fund increased by $124.4 million and the fund balance for aggregated non-major funds increased by $853 million.

DEBT LIMITS

The Pennsylvania Constitution (Article VIII, Section 7(a)) permits debt to be incurred (i) for purposes itemized in law and approved by voter referendum, (ii) without approval of the electorate for the rehabilitation of areas affected by man-made or natural disasters, and (iii) without approval of the electorate for capital facilities projects specifically itemized in a capital budget if such debt does not cause the amount of all net debt outstanding (as defined for purposes of that Section) to exceed one and three quarters times (1.75x) the average of the annual tax revenues of the Commonwealth deposited in all funds in the previous five fiscal years, as certified by the Auditor General (the “Constitutional Debt Limit”). As of February 28, 2018, the semi-annual computation of the Constitutional Debt Limit and the amount of net debt outstanding subject to such limit were $66,991.8 million and $11,435.9 million, respectively. The amount of debt that remains issuable within such limit is $55,555.9 million.

COMMONWEALTH GOVERNMENT

The Commonwealth is organized into three separate branches of government — executive, legislative and judicial — as defined in the Pennsylvania Constitution.

Commonwealth Employees

Employees are permitted to organize and bargain collectively. As of July 1, 2017, 81.5 percent of full-time salaried employees under the Governor’s jurisdiction were covered by collective bargaining agreements or memoranda of understanding, with approximately 41 percent of state employees represented by the American Federation of State, County and Municipal

Employees (“AFSCME”). Approximately 60% of these represented employees were covered, as of May 16, 2018, by three-year contracts that were set to expire on June 30, 2019. Said pacts provided general pay increases totaling 7.25% over the term of the contracts while concurrently requiring employees to assume a greater contribution toward their health care.

Interest arbitration awards typically dictate the employee salary increases and employee & employer health care contributions to be provided to, or on behalf of, employees covered by five public safety unions who possess the statutory right under Act 111(1968) or Act 195 (1970) to have a neutral arbitrator decide the terms of a contract upon reaching negotiation impasse. Two such units (the PA State Rangers Association and the PA Capitol Police - FOP Lodge 85) were working, as of May 16, 2018, under the terms of four-year contracts that commenced on July 1, 2015, awarded by an interest arbitration panel. Under the award issued for the Rangers unit, said employees were to receive general pay increases totaling 8.75%, while the award issued for the Capitol Police provided for general pay increases totaling 9.75%. As of May 16, 2018, another such unit (PA State Corrections Officers Association) was working under the terms of a three-year contract that commenced on July 1, 2017, awarded by an interest arbitration panel. Under the award issued for the Corrections Officers unit, said employees were to receive general pay increases totaling 6.0%. Further, the Commonwealth and the PA State Troopers Association negotiated a three-year agreement which commenced on July 1, 2017 which provided for general pay increases totaling 4.75% over the term of the contract. In relation to the fifth public safety union (PA Wildlife Conservation Officers - FOP Lodge 114), the Commonwealth reached a tentative agreement with said unit on a three-year contract commencing on July 1, 2017 which provided for general pay increases totaling 7.25% over contract term.

FINANCIAL STRUCTURE AND PROCEDURES

The Pennsylvania Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund, defined below) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth’s fiscal year begins July 1 and ends June 30. (Fiscal year 2018 refers to the fiscal year ended June 30, 2018.)

Description of Funds

The Commonwealth utilizes the fund method of accounting. For purposes of governmental accounting, a “fund” is defined as an independent fiscal and accounting entity with a self-balancing set of accounts. Each fund records the cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of the fund. In the Commonwealth, funds are established by legislative enactment or in certain limited cases by administrative action. As of May 16, 2018, over 150 funds had been established and exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may be made only pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

The Motor License Fund receives all tax and fee revenues relating to motor fuels and vehicles. All revenues relating to motor fuels and vehicles are required by the Pennsylvania Constitution to be used only for highway purposes. Most federal aid revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Operating and administrative costs for the Department of Transportation and other Commonwealth departments conducting transportation related programs, including the highway patrol activities of the Pennsylvania State Police, are also paid from the Motor License Fund. Debt service on certain bonds issued by the Commonwealth for highway purposes is payable from the Motor License Fund.

Other special revenue funds have been established by law to receive specified revenues that are appropriated to departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game,

Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing, and Tobacco Settlement Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund, and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

The Tobacco Settlement Fund is a special revenue fund established to receive tobacco litigation settlement payments paid to the Commonwealth. The Commonwealth is one of forty-six states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the “Tobacco MSA”). Under the Tobacco MSA, the Commonwealth is entitled to receive a portion of payments made pursuant to the Tobacco MSA by tobacco product manufacturers participating in the Tobacco MSA. Most revenues to the Tobacco Settlement Fund are subject to annual appropriation by the General Assembly and approval by the Governor.

The Budget Stabilization Reserve Fund is a special revenue fund designated to receive a statutorily determined portion of the budgetary basis fiscal year-end surplus of the General Fund, as was its predecessor fund, the Tax Stabilization Reserve Fund. The Budget Stabilization Reserve Fund was established in July 2002 after the Tax Stabilization Reserve Fund was abolished and its balance transferred to the General Fund for the 2002 fiscal year budget. The Budget Stabilization Reserve Fund is to be used for emergencies threatening the health, safety or welfare of citizens or during downturns in the economy that result in significant unanticipated revenue shortfalls not able to be addressed through the normal budget process. Assets of the Budget Stabilization Reserve Fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. For generally accepted accounting principles (“GAAP”) reporting purposes, the Budget Stabilization Reserve Fund (previously designated the Tax Stabilization Reserve Fund) has been reported as a fund balance reservation in the General Fund (governmental fund category) since fiscal year 1999. Prior to that fiscal year, the Tax Stabilization Reserve Fund was reported, on a GAAP basis, as a designation of the General Fund unreserved fund balance.

The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

Enterprise funds are maintained for departments or programs operated like private enterprises. Two of the largest of such funds are the State Stores Fund and the State Lottery Fund. The State Stores Fund is used for the receipts and disbursements of the Commonwealth’s liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise. The State Lottery Fund is also an enterprise fund for the receipt of all revenues from lottery ticket sales and lottery licenses and fees. Its revenues, after payment of prizes and all other costs, are dedicated to paying the costs of programs benefiting the elderly and handicapped in Pennsylvania.

In addition, the Commonwealth maintains funds classified as working capital, bond, and sinking funds for other specified purposes.

OUTSTANDING INDEBTEDNESS OF THE COMMONWEALTH

General Obligation Debt Outstanding

The Pennsylvania Constitution permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except debt incurred through the issuance of tax anticipation notes, must be amortized in substantial and regular amounts.

Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

Net outstanding general obligation debt totaled $12,009 million at June 30, 2017, an increase of $430.5 million from June 30, 2016. Over the 10-year period ended June 30, 2017, total net outstanding general obligation debt increased at an annual rate of 4.4 percent. Over the 5-year period ended June 30, 2017, total net outstanding general obligation debt increased at an annual rate of 2.3 percent.

General obligation debt for non-highway purposes of $10,885 million was outstanding on June 30, 2017. Outstanding debt for these purposes increased by a net $476.4 million since June 30, 2016. For the period ended June 30, 2017, the 10-year and 5-year average annual compound growth rate for total outstanding debt for non-highway purposes has been 3.5 percent and

1.5 percent respectively. In its debt financing plan current as of May 16, 2018, Commonwealth infrastructure investment projects included improvement and rehabilitation of existing capital facilities and construction of new facilities, such as public buildings, prisons and parks, transit facilities, economic development and community facilities, and environmental remediation projects.

Outstanding general obligation debt for highway purposes was $1,154.0 million on June 30, 2017, a decrease of $45.9 million from June 30, 2016. Highway outstanding general obligation debt grew over the 10-year and 5-year periods ended June 30, 2017, at the annual average rates of 26.2 percent and 12.3 percent respectively. A previous decline in outstanding highway debt was due to the policy begun in 1980 of funding highway capital projects with current revenues except for very limited exceptions. However, beginning with fiscal year 2009, the Commonwealth initiated a multi-year plan to issue an average of $200 million in general obligation bonds annually to accelerate the rehabilitation of a portion of the Commonwealth’s 6,000 structurally deficient bridges. Funding to support such debt issuance was initially provided from an existing restricted account rather than from general revenues of the Motor License Fund or the General Fund. During the 2010 fiscal year, the Commonwealth issued $200 million in general obligation bonds to jumpstart its bridge rehabilitation program. During fiscal years 2011, 2012, 2013 and 2014 the Commonwealth issued $130 million, $120 million, $85 million and $40 million respectively in general obligation debt for the bridge rehabilitation program.

Nature of Commonwealth Debt

Capital Projects Debt. The Commonwealth may incur debt to fund capital projects for community colleges, highways, bridge projects, public improvements, transportation assistance, flood control, and redevelopment assistance. Before a project may be funded, it must be itemized in a capital budget bill adopted by the General Assembly. An annual capital budget bill states the maximum amount of debt for capital projects that may be incurred during the current fiscal year for projects authorized in the current or previous years’ capital budget bills. Capital projects debt is subject to a constitutional limit on debt.

Once capital projects debt has been authorized by the necessary legislation, issuance authority rests with at least two of the three Issuing Officials (the Governor, the State Treasurer and the Auditor General), one of whom must be the Governor.

Electorate-Approved Debt. The issuance of electorate approved debt is subject to the enactment of legislation that places on the ballot the question of whether debt shall be incurred. The legislation authorizing the referendum must state the purposes for which the debt is to be authorized and, as a matter of practice, includes a maximum amount of funds to be borrowed. Upon electorate approval and enactment of legislation implementing the proposed debt-funded program, bonds may be issued. As of May 16, 2018, all such authorizing legislation had given issuance authority to at least two of the Issuing Officials, one of whom must be the Governor.

Other Bonded Debt. Debt issued to rehabilitate areas affected by disasters is authorized by specific legislation. Authorizing legislation has given issuance authority to at least two of the three Issuing Officials, one of whom must be the Governor.

Tax Anticipation Notes. Due to the timing of major tax payment dates, the Commonwealth’s General Fund cash receipts are generally concentrated in the last four months of the fiscal year, from March through June. Disbursements are distributed more evenly throughout the fiscal year. As a result, operating cash shortages can occur during certain months of the fiscal year. When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The authority to issue such notes rests with the Issuing Officials.

The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to already outstanding amounts, may not exceed in the aggregate 20 percent of the revenues estimated to accrue to the appropriate fund or funds in the fiscal year.

Tax anticipation notes must mature within the fiscal year in which they are issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. Any year-end deficit balances must be funded in the succeeding fiscal year budget.

As of May 16, 2018, the Commonwealth had no tax anticipation notes outstanding.

Line of Credit (General Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund General Fund expenses within the fiscal year (the “STIP Facility”). The Commonwealth borrowed and repaid $1.5 billion in cash in fiscal year 2015, $1.0 billion in fiscal year 2016, $2.2 billion in fiscal year 2017 and $1.75 billion in fiscal year 2018. As of May 16, 2018, it was anticipated that the Commonwealth would not borrow additional funds for the remainder of fiscal year 2018. All STIP Facility borrowings are repaid with interest within the fiscal year.

Line of Credit (Capital Facilities Fund). The Commonwealth has entered into an agreement with the Pennsylvania Treasury Department which allows the Commonwealth to engage in short-term borrowing of governmental monies on deposit with the Treasury to fund capital expenses within the fiscal year. As of March 31, 2018, the Commonwealth had a zero borrowing balance. If funds are borrowed, they are slated to be repaid with interest at settlement of the next general obligation bond issue.

Bond Anticipation Notes. Pending the issuance of general obligation bonds, the Commonwealth may issue bond anticipation notes subject to the same statutory and constitutional limitations generally imposed on general obligation bonds. The term of such borrowings may not exceed three years. Issuing authority rests with the Issuing Officials. As of May 16, 2018, no bond anticipation notes were outstanding.

OTHER STATE-RELATED OBLIGATIONS

Pennsylvania Housing Finance Agency (“PHFA”)

The PHFA is a state-created agency that provides financing for housing for low and moderate-income families, and people with special housing needs in the Commonwealth. The bonds, but not the notes, of the PHFA are partially secured by a capital reserve fund required to be maintained by the PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the statute creating PHFA directs the Governor, upon notification from PHFA, to include in the proposed executive budget of the Commonwealth for the next succeeding year an amount sufficient to fund such deficiency to avoid such default. The budget as finally adopted by the General Assembly may or may not include the amount so requested by the Governor. PHFA is not permitted to borrow additional funds so long as any deficiency exists in the capital reserve fund. As of May 16, 2018, no deficiency existed.

According to PHFA, as of December 31, 2017, PHFA had $2,946.6 million of revenue bonds outstanding.

Lease Financing

The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and the lease payments thereunder are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the State. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization being approved by the legislature through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide moneys to pay lease payments. The obligations to be paid from such lease payments do not constitute bonded debt of the Commonwealth.

The Commonwealth has also leased port facilities of the Philadelphia Regional Port Authority (“PRPA”) to encourage trade through the Port of Philadelphia. Lease revenue bonds of PRPA in the amount of $53.9 million were issued by PRPA in August 2003 to refund all outstanding PRPA Series 1993 Bonds. Lease revenue bonds of PRPA in the amount of $41.9 million were issued by PRPA in September 2008 to refund the outstanding PRPA Series 2003 Bonds. These bonds are payable from lease payments made by the Commonwealth, subject to annual appropriation authorizing such payments to PRPA.

In 2009, the Commonwealth executed an annually renewable lease purchase agreement with CAFCO-PA Leasing I, LLC, a Colorado limited liability company to assist the Commonwealth, acting through its Department of Correction, to acquire certain modular prison dormitory facilities. Certificates of participation in the amount of $19,300,000 were issued in December 2009. The certificates of participation are payable from lease payments made by the Commonwealth from and subject to annual appropriation to its Department of Corrections.

In 2010, the Commonwealth executed an installment purchase agreement with Noresco, LLC, a Massachusetts limited liability company. The purpose of the installment purchase agreement is to assist the Commonwealth, acting through its Department of Human Services, to acquire certain energy-savings improvements at its Ebensburg facility. Certificates of participation in the amount of $15,580,000 were issued in March 2010 and are payable from lease payments made by the Commonwealth from and subject to annual appropriation to its Department of Human Services. The Commonwealth has also entered into additional installment purchase agreements with Noresco and Johnson Controls. Certificates of participation in the amount of $86,850,000 were issued in October 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services, Corrections and Human Services. Certificates of participation in the amount of $12,385,000 were issued in December 2010 and are payable by the Commonwealth from and subject to annual appropriations to its Departments of General Services and Human Services. The purpose of the additional installment purchase agreements was to assist the Commonwealth, acting through various departments, to acquire certain energy-savings improvements. As it relates to certain of these certificates of participation, the Commonwealth filed a notice (the “Notice”) on the Municipal Securities Rulemaking Board’s Electronic Municipal Market Access system (“EMMA”), for purposes of Securities and Exchange Commission Rule 15c2-12 (the “Rule”), of its failure to make timely installment payments due on October 1, 2017 as it relates to those series of certificates as specified in the Notice. The payment for the 2010H Series was made on October 13, 2017 and the payments for the 2010C and 2010D Series were made on October 19, 2017.

On March 1, 2009, the Commonwealth entered into a 25-year master lease agreement for certain office space within the Forum Place complex in the city of Harrisburg. The master lease covered 375,000 square feet of office space and had a term through February 28, 2034. In January 2012, the Pennsylvania Economic Development Financing Authority (“PEDFA”) issued lease revenue bonds in the principal amount of $107,360,000 to acquire the Forum Place complex from the then-controlling majority holder of the defaulted 1998 Dauphin County General Authority bonds. Contemporaneous with the issuance of the PEDFA bonds to acquire the Forum Place, the Capital Region Economic Development Corporation (“CREDC”) entered into an agreement with both the Commonwealth and PEDFA pursuant to which the Commonwealth leases approximately 375,000 square feet of office space and 500,000 square feet of parking space in the Forum Place complex from CREDC. The PEDFA Bonds are payable from lease payments made by the Commonwealth to CREDC from and subject to annual appropriations authorizing payments to various Commonwealth agencies occupying the leased space.

Lease for Pittsburgh Penguins Arena

In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. These special revenues include annually (1) $4.1 million from a lease with the Penguins, (2) not less than $7.5 million from the operator of a casino located in the City of Pittsburgh, and (3) $7.5 million from the Commonwealth’s Economic Development and Tourism Fund (the “Development and Tourism Fund”). The Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments.

While the special revenues were projected to be adequate to pay all debt service on the Arena Bonds, as of May 16, 2018, the revenues have not been able to fully cover the debt service. To the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $18.6 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds are required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2013, the actual amount appropriated to support the SEA debt service was $736,852.71; in fiscal year 2014, it was $625,131.51; in fiscal year 2015 it was $357,712.30; in fiscal year 2016 it was $640,624.36; and in fiscal year 2017 it was $222,129.79. For fiscal year 2018 the debt service was estimated, as of May 16, 2018, to be $897,237.49.

During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the special revenues pledged therefor. As with the

Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in special revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.

Pennsylvania Convention Center

In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was constructed. Such acquisition was financed through the issuance by PEDFA of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.

The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While, as of May 16, 2018, the Gaming Economic Development and Tourism Fund was projected to continue to have sufficient revenues to pay its appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.

Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. As of May 16, 2018, the Commonwealth projected that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund would be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.

Commonwealth Financing Authority

The Commonwealth Financing Authority (the “CFA”), was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and non-profit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general and other revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

In Act 85 of 2016, the General Assembly enacted a new Section 1753.1-E of the Fiscal Code that obligates the State Treasurer, in consultation with the Commonwealth’s Secretary of the Budget, to transfer the monies necessary for payment of CFA’s debt service each fiscal year, beginning July 1, 2016 from sales tax receipts deposited in the General Fund to a restricted revenue account within the General Fund which may only be used to pay that debt service. Section 1753.1-E is a continuing appropriation of those monies from the State Treasury for payment of the CFA’s debt service each fiscal year. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.

Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.

As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, the Governor signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provided the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of February 29, 2016, the CFA had issued $461.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA had issued $757.0 million in limited obligation revenue bonds authorized by Act 63.

As of March 31, 2018, the CFA had $2,260.0 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has been the appropriation source used to service approximately $1,583.5 million of such outstanding debt and the Pennsylvania Gaming and Economic Development and Tourism Fund has been the appropriation source used to service approximately $676.5 million of such outstanding debt. Including the effect of a recent refunding, as of May 16, 2018, CFA debt service for fiscal year 2018-19 was estimated to be $95.616 million (net of debt service in the estimated amount of $55.9 million supported by transfers from the Pennsylvania Gaming and Economic Development Tourism Fund (the “PA GEDTF Funds”)). The Commonwealth’s fiscal year 2017-18 budget appropriated $95.621 million in funds from the Commonwealth’s General Fund to the CFA and $56.102 million of PA GEDTF Funds.

Pursuant to Act 25 of 2016 (“Act 25”), the CFA is authorized to issue debt related to the Commonwealth’s share of school district construction costs referred to as the PlanCon process. Act 25 established a new funding mechanism to pay school districts for construction reimbursements due to them and to fund capital grants to school districts as part of the PlanCon process. The CFA is authorized to issue up to $2.5 billion in appropriation backed debt in connection with the Commonwealth’s share of school construction costs; debt in excess of $2.5 billion may be incurred by CFA for this purpose if CFA and the Department of Education determine that $2.5 billion is insufficient to carry out the purposes of Act 25 and if the Secretary of the Budget approves such determination. The expectation is that the borrowings will occur from time to time over the next five to ten years. As of May 16, 2018, the CFA had issued $1.17 billion for construction reimbursement purposes under Act 25.

In addition to the PlanCon Program described above, the CFA pursuant to Article XXVIII of the Tax Reform Code, added by the Act of October 30, 2017, No. 43 (“Act 43”), which authorized the CFA to do so, issued Tobacco Master Settlement Payment Revenue Bonds, (the “Tobacco Bonds”) on February 13, 2018, in a principal amount necessary to (i) fund a deposit of $1.5 billion in the General Fund of the Commonwealth to provide General Fund budgetary relief (ii) pay capitalized interest on the Tobacco Bonds, and (iii) pay the costs of issuance incurred in connection with the issuance of the Tobacco Bonds.

Pensions and Retirement Systems

General Information

The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state-related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees.

SERS and PSERS are established by state law as independent administrative boards of the Commonwealth, each directed by a governing board that exercises control and management of its system, including the investment of its assets. The board of the SERS consists of eleven members, six appointed by the Governor, two members each from the Senate and House of Representatives and the State Treasurer. The PSERS board has fifteen members, including the Commonwealth’s Secretary of

Education, the Commonwealth’s Secretary of Banking and Securities, the State Treasurer, the Executive Director of the Pennsylvania School Boards Association, one member appointed by the Governor, six elected members (three from among PSERS’ certified members, one from among PSERS’ non-certified members, one from among PSERS’ annuitants, and one from among school board members in Pennsylvania) and two members each from the Senate and the House of Representatives. The PSERS and SERS audited financial statements, investment policies, board personnel and other data regarding the respective pension plans are available electronically at the following respective websites: www.psers.state.pa.us and www.sers.pa.gov.

The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change.

The Commonwealth’s retirement programs are funded by contributions from both the employer and employee. The contribution rate for new PSERS members who enrolled in the pension plan on or after January 1, 2002 and before July 1, 2011 is 7.5 percent of compensation. The contribution rate for new PSERS members who enroll on or after July 1, 2011 is 7.5% or 10.3%, depending upon elections made by each employee member. The contribution rates for PSERS members who enrolled prior to January 1, 2002 range from 5.25 percent to 7.5 percent of compensation, depending upon the date of commencement of employment and elections made by each employee member. The SERS’ employee contribution rate is 6.25 percent for a majority of member employees. Interest on each employee’s accumulated contributions is credited annually at a 4% rate mandated by state statute. Accumulated contributions plus interest credited are refundable to covered employees upon termination of their employment for most members.

Act 5 of 2017

On June 12, 2017, the Governor signed Act 5 of 2017 into law (“Act 5”) which established three new pension plan design options for most state employees hired on or after January 1, 2019 and for most school employees hired on or after July 1, 2019.

The new plan design options include two hybrid options, which have both a defined benefit (DB) component and a defined contribution (DC) component, as well as a stand-alone DC plan option. New Pennsylvania State Police officers, corrections officers and other hazardous duty personnel hired on or after January 1, 2019, are exempt from participation in the new plan options. New judges and legislators beginning State service after January 1, 2019, are to be included under the new plan designs.

Investment Performance

SERS returns for the calendar years 2012, 2013, 2014, 2015, and 2016 were, 12.0 percent, 13.6 percent, 6.4 percent, 0.4, and 6.5 percent respectively. PSERS’ fiscal years 2012, 2013, 2014, 2015, 2016, and 2017 investment performance was 3.43 percent, 7.96 percent, 14.91 percent, 3.04 percent, 1.29 percent, and 10.14 percent respectively.

Actuarial Calculations and Unfunded Actuarial Accrued Liability

Annual actuarial valuations are required by state law to determine the employer contribution rates necessary to accumulate sufficient assets and provide for payment of future benefits. Actuarial assessments are “forward-looking” information that reflect the judgment of the fiduciaries of the pension plans, and are based upon a variety of assumptions, one or more of which may prove to be inaccurate or be changed in the future. Actuarial assessments will change with the future experience of the pension plans. The actuary’s recommendations for employer contribution rates represent a funding plan for meeting current and future retirement obligations. The employer’s contribution rate is computed to fully amortize the unfunded actuarial accrued liability of a plan as determined by the actuary. The unfunded accrued liability is a measure of the present value of benefits estimated to be due in the future for current employees under specified assumptions as to mortality, pay levels, retirement experience and employee turnover, less the present value of assets available to pay those benefits, under specified assumptions of normal cost, supplemental annuity amortization, employer contribution levels and employee contributions.

The Boards of PSERS and SERS hire their actuarial firms through a competitive process generally for a five-year term. As of May 16, 2018, PSERS’ actuary was Conduent Business Services, LLC, and SERS’ actuary was Korn Ferry Hay Group. The

Boards of PSERS and SERS periodically review their respective system actuarial assumptions with actuaries, investment consultants and staff and determine whether to make any prospective changes to these assumptions. Both Boards have adopted changes to their respective system actuarial assumptions. In January 2009, the PSERS Board of Trustees decreased PSERS’ actuarial investment rate of return assumption from 8.5 percent to 8.25 percent, effective for the June 30, 2008 actuarial valuation, and further decreased the rate of return assumption from 8.25 percent to 8.0 percent for the June 30, 2009 valuation. In March 2011, the PSERS Board decreased the actuarial investment rate of return for a third time from 8.0 percent to 7.5 percent for the June 30, 2011 actuarial valuation based on a further reduction in the long-term capital market rate of return assumptions of its investment consultant. In June 2016, the PSERS Board decreased the actuarial rate of return for a fourth time in eight years from 7.5 percent to 7.25 percent for the June 30, 2016 actuarial valuation based on a further reduction in expected long term capital market return assumptions. In April 2009, the State Employees’ Retirement Board decreased SERS’ assumed rate of return on investments from 8.5 percent to 8.0 percent effective for the December 31, 2008 valuation. In May 2012, SERS’ Board decreased the actuarial rate of return from 8.0 percent to 7.5 percent for the December 31, 2011 valuation. The SERS Board decreased the actuarial rate of return from 7.5 percent to 7.25% for the December 31, 2016 valuation. These changes to SERS’ and PSERS’ investment return assumptions bring both Fund’s return assumptions below the median assumption used by public pension funds nationally.

The funded ratios, on an actuarial value of assets basis, for PSERS and SERS were 63.8% and 59.2%, respectively as of their 2013 actuarial valuations. For PSERS, its funded ratios as of June 30, 2014 were 62.0% and approximately 57.4% on an actuarial and market value basis, respectively. For PSERS, its funded ratios as of June 30, 2015 were 60.6% and 54.6% on an actuarial and market value basis, respectively. For PSERS, its funded ratios as of June 30, 2016 were 57.3% and 49.9% on an actuarial and market value basis, respectively. As of June 30, 2017, PSERS funded ratios were 56.3% and 52.2% on an actuarial and market value basis, respectively.

For SERS, its funded ratios as of December 31, 2014 were 59.4% and 61.1% on an actuarial and market value basis, respectively. For SERS, its funded ratios as of December 31, 2015 were 58.0% and 56.2% on an actuarial and market value basis, respectively. For SERS, its funded ratios as of December 31, 2016 were 58.1% and 55.5% on an actuarial and market value basis, respectively.

The net increase in the unfunded actuarial accrued liability is attributable to legislative pension plan modifications to limit funding increases, to changes to the actuarial assumptions and to recent actual rates of return on pension fund investments being materially below the actuarially assumed rates.

Previously for financial reporting purposes, both PSERS and SERS adopted the GASB’s Statement No. 25. Statement No. 25 required a specific method of accounting and financial reporting for defined benefit pension plans. Among other things, Statement No. 25 required a comparison of employer contributions to “annual required contributions.”

New Accounting Standards

In June 2012, GASB issued Statement No. 67 (“GASB 67”) (Financial Reporting for Pension Plans), which replaces requirements of GASB Statement No. 25 (effective for fiscal years beginning after June 15, 2013) and Statement No. 68 (Accounting and Financial Reporting for Pension Plans by Employers), which replaces the requirements of Statements No. 27 and No. 50 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: 1) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities were typically included as notes to the government’s financial statements); 2) full pension costs are to be shown as expenses regardless of actual contribution levels; 3) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and 4) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses.

PSERS implemented GASB 67 in fiscal year 2013-2014. SERS implemented GASB 67 as of December 31, 2014 but also retroactively reported as of December 31, 2013. For SERS as of December 31, 2016 and 2015, net pension liability was $19.26 billion and $18.18 billion, respectively, while plan fiduciary net position as a percentage of the total pension liability was 57.8 percent and 58.9 percent, respectively. For SERS as of December 31, 2016, actuarially determined contribution (“ADC”) and contributions in relation to the ADC were both $1,614 million. For SERS as of December 31, 2015, ADC and contributions in relation to the ADC were both $1,360 million.

Other Post-Employment Benefits

In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program (“RPSPP”) provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program (“REHP”) provides Commonwealth-determined benefits to other retired state employees and their dependents.

The General Assembly, based upon the Governor’s request, annually appropriates funds to meet the obligation to pay current retiree health care benefits on a “pay-as-you-go” basis. As of May 16, 2018, retiree health care expenditures were funded by the Commonwealth’s General Fund (approximately 41 percent), and by Federal, Other and Special Funds. Commonwealth costs for such benefits totaled $662 million in fiscal year 2013, $664 million in fiscal year 2014 and $725 million in 2015. Fiscal year 2016 employer contributions were approximately $895 million.

Governmental Accounting Standards Board Statement #45

On June 21, 2004, the GASB released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display in the financial reports of state and local governments of obligations to pay OPEBs, when provided separately from a pension plan, expense or expenditures and related liabilities. Under Statement No. 45, governments are required to: (i) measure the costs of benefits, and recognize other post-employment benefits expenses, on the accrual basis of accounting during periods that employees are providing service; (ii) provide information about the actuarial liabilities of promised benefits associated with past service and whether, or to what extent, those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows.

In fiscal year 2008, the Commonwealth’s Office of Budget entered into an Interagency Agreement with the independent Pennsylvania Department of Treasury to establish irrevocable trust equivalent arrangements trust accounts for the purpose of providing advance funding to both the REHP and RPSPP programs. The Commonwealth had previously established restricted receipt accounts for the REHP and RPSPP programs in order to accumulate funds to pay retiree health care costs on a “pay-as-you-go” basis while maintaining an adequate reserve balance.

In fiscal year 2016, $50 million was transferred to the REHP Trust Account from the pre-existing restricted receipt account. No additional transfers have been made to the trust accounts. At the end of fiscal year 2016, the combined balance in the trust accounts and restricted receipt accounts was $813 million.

The Commonwealth has retained Deloitte Consulting, LLP, a multi-national professional services firm, to provide actuarial services for GASB 45 implementation and reporting. The Deloitte Consulting’s 2015 OPEB valuation for the REHP and RPSPP programs is updated to reflect the following:

1.

The combined unfunded actuarial accrued liability (“UAAL”) as of June 30, 2016 was $19,440 million. The UAAL for the REHP was $15,989 million comprised of an actuarial accrued liability of $16,134 million less $145 million of plan assets. The UAAL for the RPSPP was $3,450 million comprised of an actuarial accrued liability of $3,530 million less $80 million of plan assets.

2.	The OPEB liability as of June 30, 2016 was $3,329 million consisting of $2,333 million for the REHP and $996 million for the RPSPP.

Unemployment Compensation

The Commonwealth, as of June 30, 2012, had $2,592.7 million in outstanding loans from the Federal Unemployment Account to the Pennsylvania Unemployment Compensation Fund (the “UC Fund”).

The Commonwealth was one of 35 states that had exhausted its UC Fund balances during the 2009 economic downturn. The federal loans, which began in March 2009, were needed to fund unemployment compensation benefits in excess of UC Fund receipts.

Under federal law as of May 16, 2018, such loans must be repaid by the states with interest. Under ARRA, a waiver of interest on federal loans was extended through the end of calendar year 2010. Beginning in January 2011, interest started to accrue on outstanding loan amounts. Pursuant to the Unemployment Compensation Law, for each year in which interest is due on federal loans the Department calculates an Interest Factor tax to be paid by Commonwealth employers on the first $8,000 in wages paid to each employee. The assigned Interest Factor rate was 0.44 percent for calendar year 2011 and 0.20 percent for calendar year 2012. In addition, federal law requires that employers in a state with an outstanding loan balance at the end of two consecutive years must pay additional federal unemployment taxes (“FUTA”) to repay the principal of the loan. Initially this FUTA tax increase is 0.3 percent on the federal wage base of $7,000 and automatically increases by 0.3 percent each year that the loan remains outstanding.

As of May 16, 2018, based on econometric assumptions and in the absence of legislative action to improve the UC Fund’s solvency and address the federal debt, the Commonwealth anticipated that the UC Fund would continue to require federal loans to pay benefits through at least 2018 and projected that its outstanding loan balance would total $286 million by 2018. Mandatory loan repayments through increased FUTA taxes, which began in 2011, were expected to grow from $94 million that year to an estimated $854 million annually by 2018. Additional voluntary loan repayments from the UC Fund were expected to decrease from an estimated $2,560 million in fiscal year 2011 to $176 million by fiscal year 2018 and the estimated interest on the outstanding UC Fund loans was expected to drop from $101 million annually in fiscal year 2011 to $9 million by fiscal year 2018. UC Fund-related expenditures did not have any impact on the Commonwealth’s General Fund. They are funded solely by federal taxes, the UC Fund and the Interest Factor assessment, none of which affect the revenues or expenditures of the General Fund.

In 2011, 2012, and 2016 the General Assembly enacted legislation to better align the Fund’s benefit payments with its resources, adjust the revenue structure to allow a greater accumulation of reserves in the UC Fund, and improve the Fund’s ability to perform in future economic downturns. The 2011 legislation is Act of June 17, 2011, P.L. 16, No. 6 (“Act 6”), the 2012 legislation is Act of June 12, 2012, P.L. 577, No. 60 (“Act 60”), and the 2016 legislation is Act of November 3, 2016, P.L. 1100, No. 144 (“Act 144”).

In addition to the inclusion of provisions to address the UC Fund’s solvency, Act 60 of 2012 authorized the issuance of up to $4,500 million of unemployment compensation bonds by the Department of Labor and Industry acting through the Pennsylvania Economic Development Financing Authority (“PEDFA”). The proceeds of such bonds, (“UC bonds”) could be used to repay all outstanding loan advances, including interest, from the Federal Unemployment Account as well as to provide additional funding for the UC Fund.

On July 25, 2012, Pennsylvania’s $2.8 billion federal loan balance was repaid in full from $3.2 billion in interim financing obtained through Citibank, N.A. The interim financing also included $382 million in UC benefits funding for the remainder of calendar year 2012. As provided by Act 60, Pennsylvania issued UC bonds in October 2012 with a total par value of $2.8 billion, generating $3.2 billion in bond proceeds to repay the interim financing. The total interest cost for the bonds was 1.29 percent, compared to federal loan interest rates of 2.94 percent in 2012, 2.58 percent in 2013, 2.39 percent in 2014, 2.34% in 2015, and 2.23% in 2016.

The FUTA credit reduction for 2011 was 0.3 percent. By repaying the federal loan balance in 2012 with the interim financing and bonds, the full FUTA credit was restored for employers starting in 2012. Without the bonds, the FUTA credit reduction would have increased to 0.6 percent for 2012, 0.9 percent for 2013, and continued to climb to 1.8 percent by 2016. In contrast, the bonds provide a more level repayment structure from the Interest Factor (a separate component of the employer UC contribution rate for servicing the UC bond debt starting in 2013), which is capped at 1.1 percent. The federal debt repayment also resulted in the forgiveness of $6.2 million in interest on the $1.1 billion in federal loans received in calendar year 2012 and an estimated $16.7 million in additional interest savings from the 0.36 percent rate on the interim financing in 2012. From the Interest Factor, Pennsylvania has redeemed $1.66 billion of the total $2.83 billion par value, reducing the outstanding bond balance to $1.17 billion as of July 1, 2017.

GOVERNMENT AUTHORITIES AND OTHER ORGANIZATIONS

Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. These organizations, their purposes and their outstanding debt, as computed by each organization, (excluding swap obligations) are as follows:

Delaware River Joint Toll Bridge Commission (“DRJTBC”). The DRJTBC, a public corporation of the Commonwealth and New Jersey, owns and operates bridges across the Delaware River. Debt service on bonds is paid from tolls and other revenues of the Commission. The DRJTBC had $713.4 million in bonds outstanding as of December 31, 2017.

Delaware River Port Authority (“DRPA”). The DRPA, a public corporation of the Commonwealth and New Jersey, operates several toll bridges over the Delaware River, and promotes the use of the Philadelphia-Camden port and promotes economic development in the port district. Debt service on bonds is paid from toll revenues and other revenues pledged by DRPA to repayment of bonds. The DRPA had $1,434.7 million in revenue bond debt outstanding as December 31, 2017.

Pennsylvania Economic Development Financing Authority (“PEDFA”). The PEDFA was created in 1987 to offer pooled bond and other bond issues of both taxable and tax-exempt bonds on behalf of local industrial and commercial development authorities for economic development projects. Bonds may be payable from and secured by loan repayments and all other revenues of the PEDFA. The PEDFA had $6,032.9 million of debt outstanding as of December 31, 2017.

Pennsylvania Energy Development Authority (“PEDA”). The PEDA was created in 1982 to finance energy research projects, demonstration projects promoting the production or conservation of energy and the promotion, utilization and transportation of Pennsylvania energy resources. The authority’s funding is from appropriations and project revenues. Debt service on bonds is paid from project revenues and other revenues pledged by PEDA to repayment of bonds. The PEDA had no bonds outstanding as of December 31, 2017.

Pennsylvania Higher Education Assistance Agency (“PHEAA”). The PHEAA makes or guarantees student loans to students or parents, or to lending institutions or post-secondary institutions. Debt service on the bonds is paid by loan interest and repayments and other agency revenues. The PHEAA had $4,599.9 million in bonds outstanding as of December 31, 2017.

Pennsylvania Higher Educational Facilities Authority (“PHEFA”). The PHEFA is a public corporation of the Commonwealth established to finance college facilities. As of December 31, 2017, the PHEFA had $6,129.7 million in revenue bonds and notes outstanding payable from the lease rentals or loan repayments of the projects financed. Some of the lessees or borrowers, although private institutions, receive grants and subsidies from the Commonwealth.

Pennsylvania Industrial Development Authority (“PIDA”). The PIDA is a public corporation of the Commonwealth established for the purpose of financing economic development. The PIDA had $239.1 million in revenue bond debt outstanding on December 31, 2017, to which all of its revenues are pledged.

Pennsylvania Infrastructure Investment Authority (“Pennvest”). Pennvest was created in 1988 to provide low-interest rate loans and grants for the purpose of constructing new and improving existing water supply and sewage disposal systems to protect the health and safety of the citizens of the Commonwealth and to promote economic development within the Commonwealth. Loans and grants are available to local governments and, in certain circumstances, to private companies. The Pennvest bonds are secured by principal repayments and interest payments on Pennvest loans. Pennvest had $87.7 million of revenue bonds outstanding as of December 31, 2017.

Pennsylvania Turnpike Commission (“PTC”). The PTC operates the Pennsylvania Turnpike System (“System”). Its outstanding indebtedness, $12,169.7 million as of December 31, 2017, is payable from the net revenues of the System, primarily toll revenues and rentals from leases and concessions or from certain taxes dedicated to the System.

State Public School Building Authority (“SPSBA”). The SPSBA finances public school projects and community college capital projects. Bonds issued by the SPSBA are supported by the lease rental payments or loan repayments made to the SPSBA by local school districts and the community colleges. A portion of the funds appropriated annually by the Commonwealth as aid to local school districts and community colleges may be used by them to pay a portion of such lease rental payments or loan repayments. The SPSBA had $2,794.9 million of revenue bonds outstanding as of December 31, 2017.

City of Philadelphia—PICA

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth Act No. 1991-6, approved June 5, 1991 to assist the City of Philadelphia (the “City”), the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide financial assistance to the City through the issuance of debt, and to make factual findings and recommendations to the City concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects, and the liquidation of the cumulative general fund deficit of the City, as of June 30, 1992, of $224.9 million. As of May 16, 2018, the City was operating under a five-year financial plan covering fiscal years 2018 through 2022 which was approved by PICA.

No further bonds may be issued by PICA for the purpose of financing capital projects or an operating deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $235.3 million in special tax revenue bonds outstanding as of June 30, 2017. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.

TAXES AND OTHER REVENUE SOURCES

Tax Revenues (Unaudited Budgetary Basis)

Tax revenues constituted approximately 97.1 percent of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2017. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the gross receipts tax, and the cigarette tax. Together these five taxes produced 90.8 percent of General Fund tax revenues for the fiscal year ended June 30, 2017.

The major tax source for the Motor License Fund are the liquid fuels taxes. Together these taxes produced just over 62.8 percent of non-restricted Motor License Fund revenues in fiscal year 2017. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis discussions of the tax revenues of the Motor License Fund.

The major tax sources for the General Fund and the Motor License Fund are described briefly below. The tax receipt amounts in the descriptions are on a budgetary basis.

Personal Income Tax. This tax accounted for $12,664.4 million or 40.0 percent of fiscal year 2017 General Fund Commonwealth revenues. The tax is levied at a flat rate on the taxable income of all residents and resident trusts and estates and taxable income attributable to Pennsylvania non-residents and non-resident estates and trusts. The tax rate of 3.07 percent, which was current as of May 16, 2018, was first effective in tax year 2004. In general, credit against the tax is allowed for income taxes paid to other states by Pennsylvania residents.

Withholding is required by employers from all persons liable for the tax with the size of collections determining the frequency for remittance to the Commonwealth. A declaration and partial payment of the estimated tax are required for those individuals with taxable incomes over $8,000 per year, other than wages subject to withholding. Act 84 of 2016, which made Pennsylvania lottery winnings subject to taxation, also required withholding of personal income tax for certain prizes of the Pennsylvania State Lottery.

Individuals and families meeting qualifying income limits do not pay personal income tax on all or a portion of their taxable income with the exemptions depending on their total income. As of May 16, 2018, a qualifying family of four owes no personal income tax on taxable income up to $32,000 annually.

Sales Tax. This tax accounted for $10,005.2 million or 31.6 percent of fiscal year 2017 General Fund Commonwealth revenues. The tax is levied at a rate of 6 percent on the sale, use, storage, rental or consumption of tangible personal property, cigarettes, and certain services, and upon the occupancy of hotel rooms. Substantial exemptions from the tax include clothing, food purchased in grocery stores or supermarkets, medical supplies, drugs, residential use of certain utilities, motor fuels, and machinery, equipment and items used in manufacturing, processing, farming or dairying, and utility service. The tax base was expanded in fiscal year 1992 to include a number of services not previously taxed. The tax base was further expanded through Act 84 of 2016 to include digital downloads. The same act also exempted timber production, corrugated boxes used in the snack food industry, and services related to exhibiting at the Pennsylvania Convention Center and the David L. Lawrence Convention Center. Beginning in fiscal year 2004, 0.947 percent of collections are transferred to a special fund for mass transit assistance. Beginning in fiscal year 2008 with the enactment of Act 44, an additional 4.4 percent of receipts are transferred for transit assistance purposes.

Sales tax licensees reporting an actual tax liability equal to or greater than $100,000 for the third calendar quarter of the preceding year must make a payment of 50 percent of the tax liability for the same month of the previous year.

Sales tax licensees reporting an actual tax liability of at least $25,000 and less than $100,000 for the third calendar quarter of the preceding year are provided an option for their tax payment - 50 percent of the tax liability for the same month of the previous year or greater than 50 percent of the actual tax liability for the same month in the current year. This option is effective for tax returns due after September 30, 2012.
Corporate Net Income Tax. The Commonwealth received $2,751.5 million, or 8.7 percent of fiscal year 2017 General Fund Commonwealth revenues, from this tax. Domestic and foreign corporations are subject to the corporate net income tax for the privilege of doing business, carrying on activities, having capital or property employed or used in Pennsylvania, or owning property in Pennsylvania. Limited liability companies and business trusts that are classified as corporations for Federal income tax purposes are also subject to tax. Building and loan associations, banks, saving institutions, trust companies, insurance and surety companies, and nonprofit corporations are exempt from the tax. When less than the entire business of any corporation is transacted within the Commonwealth, the taxable income in Pennsylvania is determined by an apportionment formula. The tax rate of 9.99 percent, which was current as of May 16, 2018, became effective for fiscal years beginning on or after January 1, 1995. The previous tax rate of 11.99 percent had been in effect since January 1, 1994.

The corporate net income tax is to be paid in four equal installments throughout the corporation’s tax year based on estimated taxes due for the entire tax year. Any remaining portion of taxes due is to be paid with the corporation’s annual report due three-and-one-half months following the end of the corporation’s tax year.

Gross Receipts Tax. This tax accounted for $1,230.5 million, or 3.9 percent of fiscal year 2017 General Fund Commonwealth revenues. The gross receipts tax is levied on telephone, telegraph, and mobile telecommunications companies; electric light, water power, and hydroelectric companies; managed care organizations; and pipeline and miscellaneous transportation companies. Municipally owned or operated public utilities may exclude gross receipts derived from business done inside the limits of the municipality.

Beginning January 1, 2004, interstate and cellular telecommunications services became subject to the gross receipts tax. The tax rate is 50 mills, which became effective in July 1991, having been raised from its prior tax rate of 44 mills for all utilities except electric utilities, which are taxed at the rate of 59 mills. Revenue from 0.25 mills of the tax is deposited in the Alternative Fuels Incentive Grant Fund. All firms, except public utilities owned or operated by a municipality or a municipal authority, are required to file estimated revenue reports annually, together with the estimated payment of the current year’s tax calculated by applying the current tax rate to 90 percent of the tax base for the current year or 100 percent of the liability two years prior, subject to the current rate. The adequacy of these payments is judged retrospectively based on the final return.

Effective for tax years after January 1, 2000, natural gas companies became exempt from the tax. The tax report and estimated payment are required to be made by March 15. The remaining tax is due and payable by the succeeding March 15.

Cigarette Tax. Collections of this tax totaled $1,261.6 million in fiscal year 2017, or 4.0 percent of General Fund Commonwealth revenues. The tax is imposed and assessed on the sale or possession of cigarettes and little cigars within the Commonwealth. It is levied on the consumer but is collected by the sale of stamps and meter units to dealers who affix them to each package. The rate as of May 16, 2018 was $2.60 per package of 20 cigarettes, which was set by Act 84 – 2016 and took effect on August 1, 2016. The 6.0 percent sales tax is also imposed on the retail sale of cigarettes and is included in the sales tax receipts. A portion of the collections from the tax are transferred to a special fund for children’s health insurance and to a special fund for preserving farmland. Act 84 of 2016 also increased the transfer to the farmland preservation fund by $5 million.

Other Tobacco Products Tax. Effective October 1, 2016, tax has been imposed on smokeless tobacco, pipe tobacco, e-cigarettes, products and substances intended for use inside e-cigarettes, and any other tobacco products for chewing, ingesting or smoking, except cigars. Tax on roll-your-own tobacco became effective December 14, 2016. As of May 16, 2018, the tax rate on e-cigarettes and liquid substances to be used with them is 40 percent of the purchase price from the wholesaler. Tax on roll-your-own, pipe, chewing tobacco and snuff is levied at a rate of 55 cents per ounce, with a minimum tax per package of 66 cents. Other Tobacco Products Tax collections totaled $83.9 million in fiscal year 2017.

Inheritance and Estate Taxes. Collections of these taxes were $977.9 million in fiscal year 2017, or 3.1 percent of General Fund Commonwealth revenues. The inheritance tax is levied on the value of property transferred to heirs of a deceased person. Prior to July 1, 2000, the tax rate was 6 percent of the value, if passing to lineal heirs, and 15 percent if passing to collateral heirs. Effective July 1, 2000, the tax rate on transfers to parents, grandparents and lineal descendants was lowered to 4.5 percent and a new tax rate of 12 percent on transfers to siblings was established. The estate tax was a “pick-up” tax in the amount of the maximum federal tax credit less State death taxes paid. The federal estate tax credit was phased out between 2002 and 2005. As a result of the American Taxpayer Relief Act of 2012, the federal estate tax credit, and thus Pennsylvania’s estate tax, will not return. Counties collect the inheritance and estate tax, which is due within nine months following the death of the person whose property is being transferred.

Insurance Premiums Tax. This tax is levied at the rate of 2 percent of the gross premiums (subject to retaliatory provisions) on all business of domestic and foreign insurance companies transacted within the Commonwealth during each calendar year. Revenues from the two percent tax on foreign fire and foreign casualty companies accrues to special revenue funds while the remaining taxes accrue to the General Fund. The tax on foreign companies is based on the amount of business transacted in Pennsylvania. Insurance premiums for policies written with unlicensed insurers by a surplus lines agent where the insured’s home state is Pennsylvania are subject to a 3 percent tax. Marine insurance companies, both domestic and foreign, pay a 5 percent tax on underwriting profits attributable to Pennsylvania in lieu of the gross premium tax.

Estimated payments are due March 15th for the taxable year and must exceed 90 percent of reported annual liability, or 100 percent of the liability two years prior, subject to the current rate. The adequacy of these payments is judged retrospectively based on the final return. Final payments and reports must be remitted together by April 15th of each year for the previous tax year.

Realty Transfer Tax. This tax is levied at the rate of 1 percent of the value of the real property transferred, as represented by deed, instrument or other writing. The tax is collected by the recorders of deeds in the counties and transmitted to the Commonwealth when collected. As of May 16, 2018, a portion of the realty transfer tax (15 percent) had been transferred to the Keystone Recreation, Park and Conservation Fund since fiscal year 2008.

Liquor Tax. This tax is levied at the rate of 18 percent of the net purchase price on all liquor sold by the Pennsylvania Liquor Control Board. Revenues from this tax accrue to the General Fund. The 6 percent sales tax is also imposed on all liquor sold by the Pennsylvania Liquor Control Board and is included in the sales tax receipts.

Financial Institution Taxes. The bank shares tax is levied at the rate of 0.89 percent of the value of shares of state and national banks and domestic title insurance companies, beginning January 1, 2014. This rate was increased to 0.95 percent beginning January 1, 2017. This is a reduction from the rate of 1.25 percent. Effective January 1, 2014, each institution computes the tax base on the most recent year-end value of the institution’s total bank equity capital, adjusted to exclude the value of United States obligations. Previously, the tax base was computed by averaging an institution’s total equity capital for each quarter, adjusted to exclude the value of United States obligations, for the previous six calendar years. Goodwill is also deducted from a bank’s equity and total assets when computing the tax base. A payment of the tax for the year is due by March 15th of that year. Revenues of this tax are deposited into the General Fund.

The mutual thrift institutions tax is levied on the taxable net income of such institutions at the rate of 11.5 percent. Revenues of this tax accrue to the General Fund. Mutual thrift institutions make quarterly estimated payments by applying the current tax rate to 100 percent of the tax base for the second preceding year, or by paying at least 90 percent of the reported annual liability for the current year. Final reports are due 105 days after the close of the fiscal year. Extensions are available for filing reports; however, no extensions are granted for payment of the tax.

Public Utility Realty Tax. The tax is levied on the state taxable value of utility real property belonging to a firm or other entity (i) furnishing utility service and (ii) regulated by the Pennsylvania Public Utility Commission or similar regulatory body. State taxable value is the market value derived from assessed values for county real estate tax purposes. Certain items are specifically exempt from the tax. The tax rate for the General Fund portion of the tax is set annually by the Secretary of Revenue. The tax rate is to be set at a rate intended to produce revenues sufficient to reimburse local taxing authorities for foregone property tax revenues. An additional tax rate of 7.6 mills is applied to the tax base and remains in the General Fund. The tax is subject to a tentative payment of the then-current year’s tax liability. The tentative reports and tax payments are due in May. The remaining tax payments must be paid in September of the following year.

Malt Beverage Tax. This tax is levied on all malt or brewed beverages sold in Pennsylvania. The tax rate is two-thirds cent per half-pint, 1 cent per pint and $2.48 per barrel. The various manufacturers pay the tax monthly to the Department of Revenue. Revenues from this tax are deposited into the General Fund.

Liquid Fuels Tax. These taxes accounted for $1,732.7 million, or 62.8 percent of Motor License Fund Commonwealth revenues in fiscal year 2017.

Oil Company Franchise Tax. This is an excise tax on all taxable liquid fuels, fuels, and alternative fuels. This tax is imposed on a cents-per-gallon equivalent basis by multiplying a millage rate and an average wholesale price (“AWP”) set by the Department of Revenue annually. Act 3 of 1997 imposed a tax of 153.5 mills on all taxable liquid fuels and 208.5 mills on all taxable fuels. Act 89 of 2013 added 64 mills in calendar year 2014, 49 mills in 2015, 48 mills in 2016, 41 mills in 2017, and 39 mills in 2018 and each year thereafter. Act 89 of 2013 also increased the AWP from 2014 through 2016, and uncapped it in 2017 and thereafter. There is also a statutory AWP floor set at $2.99 per gallon for 2017 and each year thereafter. Receipts from 57 mills of the tax on liquid fuels and fuels and all of the millage added by Act 89 of 2013 are deposited as unrestricted Motor License Fund revenue. However, of the additional mills added by Act 89 of 2013, 4.17% of the receipts is transferred to the Liquid Fuels Tax Fund. Act 89 also provided for a transfer of $35 million annually from the Oil Company Franchise Tax in the unrestricted Motor License Fund to the Multimodal Transportation Fund beginning in fiscal year 2015-16. The remaining balance of the revenues from the 153.5 mills on liquid fuels and the 208.5 mills on fuels are deposited in restricted accounts for certain transportation spending. These dedicated and restricted revenues are not included in the Liquid Fuels Tax figure above.

Motor Carrier Road Tax. This tax is levied on motor carriers operating vehicles with a gross weight or registered gross weight in excess of 26,000 pounds. The tax rate is equal to the current Oil Company Franchise Tax. The Alternative Fuels Tax is imposed on fuels other than liquid fuels (primarily gasoline) or fuels (primarily diesel fuel) used to propel motor vehicles on public highways. The tax rate applied to each gasoline gallon equivalent of alternative fuel equals the current Oil Company Franchise Tax on liquid fuels.

Non-Tax Revenues

Licenses and Fees. License and fee receipts in the General Fund for fiscal year 2017 totaled $119.1 million, representing 0.4 percent of Commonwealth revenues to the General Fund. Revenues from motor vehicle licenses and fees in fiscal 2017 were $1,000.5 million, representing 36.3 percent of total fiscal year 2017 Motor License Fund Commonwealth revenues.

Miscellaneous Revenue. Revenues from non-tax sources not categorized elsewhere are credited to miscellaneous revenues. Interest earnings on securities and deposits are included in this source. Miscellaneous revenues receipts in the General Fund for fiscal year 2017 totaled $501.9 million. Receipts from miscellaneous motor vehicle revenues in fiscal 2017 were $25.3 million, representing 0.9 percent of total fiscal year 2017 Motor License Fund Commonwealth revenues.

State Stores Fund Transfers. This is an amount determined by the Liquor Control Board to be available for transfer to the General Fund. The amount transferred for fiscal year 2017 was $216.4 million. In Pennsylvania, the distribution and sale of liquor is a state enterprise.

Fines, Penalties and Interest. This revenue source includes all fines, penalties and interest collected in the enforcement of non-tax regulations, such as moving violation surcharges. The amount deposited to the General Fund for fiscal year 2017 was $79.3 million.

Tobacco Settlement Payments. The Commonwealth’s portion of payments made by cigarette manufacturers participating in the Tobacco MSA (defined below) are deposited in the Tobacco Settlement Fund to be used for certain health-related programs. As of May 16, 2018, the Commonwealth anticipated receiving a total MSA payment of approximately $352 million for fiscal year 2018.

Federal Revenues

Receipts by the Commonwealth in its General Fund, Motor License Fund, Tobacco Settlement Fund and State Lottery Fund from the federal government during fiscal year 2016 totaled $26.8 billion and during fiscal year 2017 totaled $28.7 billion. Anticipated receipts from the federal government included in the fiscal year 2018 enacted budget were $29.1 billion. Approximately $20.6 billion, or 76.8 percent of total federal revenue to the Commonwealth for fiscal year 2016, was attributable to public health and welfare programs, the largest of which are for the Medical Assistance and Temporary Assistance to Needy Families programs. In fiscal year 2017, $22.5 billion, or 78.2 percent of federal revenues, were attributable to these types of programs. In the fiscal year 2018 enacted budget, approximately $22.7 billion or 77.7 percent of federal revenues were expected to be attributable to public health and welfare programs.

MAJOR COMMONWEALTH EXPENDITURES

The Commonwealth’s major operating funds—the General Fund, the Motor License Fund and the State Lottery Fund—provide financial resources to operate programs and fund grants. Trends in expenditures from those funds for various program areas are discussed below based on budgetary basis financial statements for fiscal year 2016 and fiscal year 2017 and the enacted budget for fiscal year 2018.

Education.

In fiscal year 2016, expenditures from Commonwealth revenues for education purposes were more than $12.4 billion. For fiscal year 2017 Commonwealth expenditures included over $13.1 billion in education funding, an increase of approximately 5.7 percent over fiscal year 2016. The enacted budget for fiscal year 2018 included over $13.5 billion in education funding, an increase of 3.4 percent over the 2017 budget.

Elementary and Secondary Education. The financing of public elementary and secondary education in Pennsylvania is shared by the Commonwealth and local school districts. There are 500 local school districts in the State. With certain exceptions, each is governed by a locally elected school board responsible for the administration of the public schools in the school district with the authority to levy taxes within the limits prescribed by the Public School Code of 1949, as amended. Funds supplied by the Commonwealth supplement the funds raised locally. Local school districts receive various subsidy payments for basic instruction, vocational education, debt service, pupil transportation, employee retirement programs including Social Security, and various special education programs. The largest such subsidy is the Basic Education subsidy. The enacted budget for fiscal year 2017 increased the state Basic Education subsidy by $200 million to $5.895 billion. For fiscal year 2017, each school district received an amount equal to its 2015 Basic Education Funding allocation and a share of the $353 million increase based on a new fair funding formula. The increase in education funding was distributed to school districts, based on local wealth, existing tax burden, district size and certain student characteristics. The Basic Education subsidy is increased by $100 million to $5.995 billion in the enacted fiscal year 2018 budget. A new fair funding formula is being used to distribute the $453 million increases in funding subsequent to fiscal year 2015.

Certain specialized education programs are operated and administered in Pennsylvania by 29 intermediate units established by the component local school districts. These intermediate units are funded from contributions from member school districts. Programs operated by intermediate units generally are special education programs for the gifted, for individuals with mental and physical disabilities, and for support of nonpublic schools through the provision of auxiliary services and the lending of instructional materials such as textbooks to children attending nonpublic schools in Pennsylvania.

Total Commonwealth expenditures for basic education programs in fiscal year 2016 were more than $10.7 billion, representing 86.5 percent of all Commonwealth expenditures for education in fiscal year 2016. Total Commonwealth expenditures for basic education programs in fiscal year 2017 were more than $11.4 billion, representing 86.9 percent of all Commonwealth expenditures for education in fiscal year 2017. The enacted budget for fiscal year 2018 included more than $11.8 billion for basic education programs.

Higher Education. Higher education in Pennsylvania is provided through 243 degree-granting institutions, which include the fourteen universities of the State System of Higher Education (“PASSHE”), four State-related universities, community colleges, independent colleges and universities and specialized degree-granting institutions. PASSHE, created in 1982 from the fourteen state-owned colleges, is administered by a Board of Governors whose members are appointed by the governor and confirmed by the Senate. In fiscal years 2016 and 2017, approximately $1.6 billion was expended by the Commonwealth for institution and student financial assistance, and in the fiscal year 2018 enacted budget more than $1.6 billion was expected to be expended.

Public Health and Human Services

Fiscal year 2017 public health and human services expenditures were $38,964 million and were projected to be $39,173 million in fiscal year 2018. With regard to fiscal year 2017 expenditures, nearly $12,643 million was funded from the General Fund, while $12,365 million was estimated, as of May 16, 2018, to be provided from the General Fund for fiscal year 2018. As of May 16, 2018, federal funds were expected to increase by $151 million, and augmentations were expected to increase by $350 million for fiscal year 2018. Public health and human service programs are the largest single component of combined state and federal spending in the Commonwealth’s operating budget. The overall budget increase reflects the impact of caseload increases, federal mandates, litigation and continued support of county operated programs for child welfare, mental health and intellectual disabilities.

The fiscal year 2018 proposed budget includes $352 million of receipts from the Tobacco Settlement Fund to be expended for health care related programs. Federal funds matching the state Tobacco Master Settlement Agreement (“MSA”) funds were also expected to be provided. However, under the terms of the 1998 settlement that created the Tobacco Settlement Fund, payments by the tobacco companies may, in certain circumstances be reduced, reflecting decline in cigarette sales, and such payments also may be limited, delayed or terminated as a result of bankruptcy or insolvency of tobacco companies or legal challenges to the settlement or to amounts due thereunder. The tobacco companies continue to adjust for the non-participating manufacturer (“NPM”) adjustment. As of May 16, 2018, Pennsylvania expected to continue arbitration with the tobacco companies until this issue was resolved. The Commonwealth’s share of withheld Tobacco MSA funds, as of May 16, 2018, totaled over $364 million. For fiscal year 2018, estimated receipts from the April 2018 payment were projected to be reduced by $45.7 million due to the NPM adjustment.

Programs providing temporary financial assistance and medical assistance comprise the largest portion of public health and human services expenditures. General Fund expenditures for these assistance programs by the Commonwealth amounted to $9,276 million in fiscal year 2017, while $9,049 million was budgeted from the General Fund for fiscal year 2018. In addition, a nursing home assessment fee provided a General Fund offset (meaning a reduction in required General Fund appropriations) of $199 million in fiscal year 2017 and was expected, as of May 16, 2018, to provide a $199 million offset in fiscal year 2018. A Managed Care Organization assessment provided a General Fund offset of $601 million in fiscal year 2017 and in fiscal year 2018 the offset was projected, as of May 16, 2018, at $808 million. Also, a Statewide Quality Care assessment provided a $220 million offset in fiscal year 2017 and was expected, as of May 16, 2018, to provide a $220 million offset in fiscal year 2018. For 2018, approximately 31.56 percent of the total cost of assistance to the economically needy was proposed to be supported by Commonwealth funds appropriated from the General Fund. The balance was expected, as of May 16, 2018, to be provided from reimbursements by the federal government and through various program collection activities conducted by the Commonwealth.

As of May 16, 2018, medical assistance continued to be a growing component of public health and human services expenditures. Despite implementation of Commonwealth initiatives to restrain costs, the program continued to grow due to an expanding caseload, technology improvements and general medical cost inflation. Expenditures for medical assistance increased during the period from fiscal years 2007 through 2017 by an average annual rate of 7.12 percent. Fiscal year 2017 expenditures from Commonwealth funds were $9,127 million and were projected, as of May 16, 2018, to be $8,896 million in fiscal year 2018, a decrease of 2.5 percent from the prior fiscal year. Income maintenance cash assistance payments to families in transition to independence were $989 million for fiscal year 2017, of which $178.1 million was from the General Fund. The enacted budget for fiscal year 2018 included a total of $988 million, for such purpose with $165 million provided from the General Fund. Cash assistance is time-limited and requires participation in work activities to maintain eligibility.

Transportation

The Commonwealth is responsible for the construction, restoration and maintenance of the highways and bridges in the 40,000-mile state highway system, including certain city streets that are a part of the state highway system. Assistance for the maintenance and construction of local roads and bridges is provided to municipalities through grants of financial aid. Highway maintenance costs, construction costs and assistance grants are paid from the Motor License Fund. Other special funds, including the Public Transportation Assistance Fund, the Public Transportation Trust Fund, the Multimodal Transportation Fund and the State Lottery Fund provide funding for mass transit and other modes of transportation.

Act 89 of 2013, provided dedicated additional funding for highway and bridges through the incremental uncapping of the Oil Company Franchise Tax (“OCFT”) and the indexing of vehicle and driver services fees. Act 89 also restructured Act 44 of 2007 Pennsylvania Turnpike Commission payment distributions. Beginning in fiscal year 2015, the annual $200 million highway and bridge distribution by the Pennsylvania Turnpike Commission is being redirected to transit, resulting in annual distributions to mass transit of $450 million.

In addition to its unrestricted state funds, the Motor License Fund includes five restricted revenue accounts funded by state revenues legislatively dedicated to specific purposes. Some of the restricted purposes funded from these accounts also receive funding by annual appropriations of unrestricted Motor License Fund revenues. Programs receiving funds from a restricted account include highway bridges, highway construction and maintenance, grants to municipalities for highways and bridges, and airport development.

Total funding for the Commonwealth’s highway and bridge program for fiscal year 2016 was $2.701 billion. The funding decreased to $2.584 billion in fiscal year 2017. The enacted and authorized fiscal year 2018 budget reflected an increase to $2.837 billion.

Support of highway and bridge expenditures by local governments through grants paid from the Motor License Fund and restricted revenues was $576 million in fiscal year 2016 and $629 million in fiscal year 2017. In the fiscal year 2018 enacted budget, grants to local governments increased to $667 million.

In addition to its support of the highway system, the Commonwealth provides subsidies for mass transit systems including passenger rail and bus service.

In fiscal year 2008, the funding mechanisms for mass transit in the Commonwealth were changed with the enactment of Act 44. Mass transit funding was shifted from the General Fund to a combination of sources of revenue primarily going into a Public Transportation Trust Fund established by Act 44. The Public Transportation Trust Fund was created to provide a long-term, predictable and growing source of revenues for public transportation systems. Act 89 increased funding and revenue sources for the Public Transportation Trust Fund. Revenues are provided by scheduled payments by the Pennsylvania Turnpike Commission, a portion of the Sales and Use Tax, certain motor vehicle fees, vehicle code fines and surcharges, and transfers from the Public Transportation Assistance Fund and the Lottery Fund. This funding supports mass transit programs statewide, providing financial assistance for operating costs, capital costs, and certain administrative costs for the Department of Transportation. For fiscal year 2016, Commonwealth funding available for mass transit was $1.596 billion. Funding for mass transit was increased in fiscal year 2017 to $1.722 billion. The authorized fiscal year 2018 enacted budget funding for mass transit is slightly reduced to $1.652 billion.

Act 89 created the Multimodal Transportation Fund to provide additional funding for freight and passenger rail, ports, aviation, bicycle and pedestrian facilities, and other modes of transportation. Revenues deposited into the Multimodal Transportation Fund include payments from the Pennsylvania Turnpike Commission, a portion of certain motor vehicle fees and beginning in fiscal year 2016, a portion of the Oil Company Franchise Tax. For fiscal year 2016, Commonwealth funding available for multimodal transportation was $137.9 million. The fiscal year 2017 funding was $140.8 million and fiscal year 2018 enacted budgetary funding was $143.9 million.

The Commonwealth’s current aviation program funds the development of public airport facilities through grants providing for airport development, runway rehabilitation, and real estate tax rebates for public use airports. Taxes levied on aviation and jet fuel provide revenues for a restricted account for aviation programs in the Motor License Fund. In fiscal year 2016, $9.4 million was expended from aviation restricted accounts. In fiscal year 2017, $9.0 million was available for such purposes. A total of $9.8 million was budgeted for fiscal year 2018.

Act 89, authorized the Department of Transportation to enter into transportation public-private partnerships (“P3”). The Rapid Bridge Replacement Project is a public-private partnership initiative to replace 558 bridges across Pennsylvania. In 2015, the department and the winning bidder (concessionaire) entered into a concession agreement pursuant to which the concessionaire is to design, construct and maintain the bridges. The P3 program costs are being funded by the concessionaire through bond proceeds. The bond purchase agreement was executed on February 24, 2015, and the sale of $721.485 million of related bonds by the Pennsylvania Economic Development Financing Authority closed on March 18, 2015. As of May 16, 2018, the Department of Transportation expected that it would make two types of payments under the concession agreement. These are “milestone payments” as construction milestones are achieved and “availability payments” with respect to completed bridges. The Department of Transportation also expected that the department would make milestone and availability payments from funds in the Motor License Fund.

The Commonwealth is not responsible for toll roads and bridges in Pennsylvania. These are under the jurisdiction of various authorities and commissions.

INVESTMENT OF COMMONWEALTH FUNDS

The Treasury Department is responsible for the deposit and investment of most funds belonging to the Commonwealth, including the proceeds of the Commonwealth’s bonds and the funds held for the payment of interest on and maturing principal of the Commonwealth’s bonds. The Commonwealth’s Fiscal Code contains statutory limitations on the investment of funds by the Treasury Department. The Board of Finance and Revenue, a three-member board of state officials chaired by the State Treasurer, is authorized to establish the aggregate amount of funds that may be invested in some of the various categories of permitted investments. The State Treasurer ultimately determines the asset allocation and selects the investments within the parameters of the law.

The Commonwealth’s Fiscal Code permits investments in the following types of securities: (i) United States Treasury securities and United States Agency securities maturing within two years of issue; (ii) commercial paper issued by industrial, common carrier or finance companies rated “Prime One” or its equivalent; (iii) certificates of deposit of Pennsylvania-based commercial banks, savings banks or savings and loans; (iv) repurchase obligations secured by Federal obligations; (v) banker’s acceptances written by domestic commercial banks with a Moody’s Investors Service “AA” rating or the equivalent rating by Standard & Poor’s Financial Services or Fitch’s Rating Service; and (vi) other non-equity investments not to exceed ten percent of assets subject to a “prudent investor” test. The Treasury Department maintains additional investment restrictions contained in its Investment Policy Guidelines. A summary of the Investment Policy Guidelines and a report on investment activity and performance of funds invested by the Treasury Department are contained in a report periodically prepared and publicly distributed by the Treasury Department.

The State Treasurer has been legislatively authorized to invest Commonwealth moneys in securities under the “prudent investor” standard since June 1999. The common investment pool operated by the State Treasurer for the investment of operating funds of the Commonwealth maintains a portion of its investments in securities subject to this test. As of May 16, 2018, the legislative authorization to invest in such securities was scheduled to expire on December 31, 2019.

Budget Stabilization Reserve Fund and Tax Stabilization Reserve Fund

Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are not spent are returned to the Budget Stabilization Reserve Fund. As of February 28, 2018, the Budget Stabilization Reserve Fund had a balance of $479,053.

COMMONWEALTH FINANCIAL PERFORMANCE

Fiscal Year 2018 Enacted Budget

The Pennsylvania legislature approved the passage of a $32 billion budget on July 1, 2017. The budget was sent to the Governor who did not sign or veto the bill, allowing it to become law on July 11, 2017. The fiscal year 2018 enacted budget increased spending by 0.2% over the 2017 budget. On October 26, 2017, the legislature passed, and sent to the Governor, a revenue plan to balance the budget. The revenue plan incorporated borrowing $1.5 billion which was expected by the State to be paid through tobacco settlement proceeds, major expansion of legalized gaming, taxing the sale of fireworks, and applying Pennsylvania’s 6% sales tax to goods sold on online market places. On October 30, 2017, the Governor signed the revenue bills. As of May 16, 2018, the administration was taking steps to balance the fiscal year 2018 budget by not filling approximately 1,600 then-vacant state jobs, selling buildings, and consolidating agencies.

In addition, on January 30, 2018, the Commonwealth, acting by and through the Department of General Services (“DGS”), entered into a Financing Agreement dated as of January 30, 2018 with Municipal Real Estate Funding, LLC (“MRE Funding”), providing for the payment by MRE Funding of $200 million to DGS in connection with the financing of the Farm Show Complex. The loan was expected by the State to be financed through the issuance of Certificates of Participation, Series A of 2018, evidencing the proportionate interest of the owners thereof in payments to be made to MRE Funding by DGS. The State expected that DGS would use the proceeds of the $200 million payment from MRE Funding to pay its operational and other expenses in fiscal year 2018.

On February 13, 2018, the Commonwealth Financing Authority (the “CFA”) pursuant to Article XXVIII of the Tax Reform Code, and the Act of October 30, 2017, No. 43 (“Act 43”), issued Tobacco Master Settlement Payment Revenue Bonds (the

“Tobacco Bonds”) in a principal amount necessary to fund a deposit of $1.5 billion into the General Fund of the Commonwealth to provide General Fund budgetary relief.

As of May 16, 2018, no assurances could be made that any or all of these particular steps would be implemented or that any or all of these steps would have the desired impact on the fiscal year 2018 budget. The budget also authorized the full funding of the actuarially determined state contributions for the state public pension plans in fiscal year 2018. The fiscal year 2018 budget can be viewed at the Governor’s Budget Office website at: www.budget.state.pa.us.

Financial Statements Introduction

The most recent Commonwealth audited financial statements are available in the Commonwealth Annual Financial Report (“CAFR“).

Government-Wide Financial Data (GAAP Basis)

Government-wide financial statements report financial position and results of activity for the Commonwealth as a whole. Government-wide statements do not report information fund-by-fund; rather, they reveal information for all governmental activities and all business-type activities in separate columns. In government-wide statements, for both governmental and business-type activities, the economic resources measurement focus and accrual basis of accounting are used, with revenues and expenses recognized when they occur, rather than when cash is received or paid. This treatment results in including in assets an estimate of the total amount of receivables due at fiscal year-end that were expected to be collected in the future. Capital assets are reported with acquisition or construction costs being reported when the assets are placed in service less accumulated depreciation. Reported liabilities include all liabilities, regardless of when payment is due, including bond principal, employee disability claims liability, and employee compensated absence liabilities.

GENERAL FUND FINANCIAL PERFORMANCE

Financial Results for Fiscal Years 2013-2017

GAAP Basis. During the five-year period from fiscal year 2013 through fiscal year 2017, total revenues and other sources increased by an average of 5.2% annually. Tax revenues during this same period increased by an annual average of 2.2%. Expenditures and other uses during the fiscal years 2013 through 2017 rose at an average annual rate of 5.7%. Expenditures for the protection of persons and property during this period increased at an average annual rate of 1.1%; public education expenditures during this period increased at an average annual rate of 4.4%; health and human services expenditures increased at an average annual rate of 7.5%; and capital outlays increased at an average annual rate of 6.4%. Commonwealth expenditures for direction and support services (state employees and government administration) declined at an average annual rate of 6.8% during the fiscal years 2013 through 2017.

Fiscal Year 2015 Financial Results

GAAP Basis. At June 30, 2015, the General Fund reported a fund balance of $273.6 million, an increase to fund balance of $839.6 million from the $566.0 million fund balance deficit at June 30, 2014 as expenditures and other uses increased by $2,207.1 million and revenues and other sources increased by $5,178.4 million.

Tax revenues increased by $2,652.8 million primarily due to changes in the associated methodologies for the accrual approach used for personal and corporate income taxes, and sales and use taxes. A portion of the increased tax revenues was also attributable to increased collection efforts and inheritance tax revenues. Health and human services increased $1,820.7 million and was due primarily to increased expenditures for the Medical Assistance program of the Department of Human Services. Expenditures for education increased $301.7 million and occurred primarily due to ready-to-learn block grants and state contributions for school employee pension costs. Protection of persons and property programs experienced an increase largely due to an increase in the Commonwealth’s employers’ share of retirement contributions. This increase was offset by a decrease in federally funded grant programs administered by the Pennsylvania Emergency Management Agency and the Department of Insurance.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $411.9 million or 1.4 percent during fiscal year 2015. Final Commonwealth General Fund revenues for the fiscal year totaled $30,592.5 million. After accounting for a positive fiscal year 2015 beginning balance of $83.7 million, the Commonwealth ended fiscal year 2015 with an unappropriated surplus balance of $274.5 million.

General Fund revenues increased $1,985 million or 6.9 percent during fiscal year 2015 when measured on a year-over-year basis as compared to fiscal year 2014. Tax revenue collections increased $1,394.2 million or 5.0 percent on a year-over-year basis from fiscal year 2014 to fiscal year 2015 while non-tax revenue collections increased $591.1 million or 116.1 percent from fiscal year 2014 to fiscal year 2015. Corporate tax receipts were $218.5 million higher than fiscal year 2014 levels. The year-over-year increase in corporate taxes was 4.5 percent during fiscal year 2015 as corporate net income tax collections increased 12.4 percent and financial institutions tax decreased 7.5 percent. Personal income taxes were $670.1 million above fiscal year 2014 actual collection and the year-over-year growth in personal income tax receipts was 5.9 percent. Personal income tax collections attributable to withholding increased by 3.8 percent or $327.9 million during fiscal year 2015 and tax collections from the non-withholding portion of the personal income tax increased 12.7 percent or $342.2 million on a year-over-year basis. Sales and use tax receipts were $363.5 million greater during fiscal year 2015 than during the prior fiscal year, a growth rate of 4.0 percent. Sales tax collections increased during fiscal year 2015 as non-motor vehicle sales tax collections grew 3.5 percent and motor vehicle sales tax receipts increased 7.2 percent during fiscal year 2015. Cigarette tax collections declined 5.1 percent during fiscal year 2015 and inheritance tax collections grew 14.2 percent. Realty transfer tax revenues grew 10.2 percent during fiscal year 2015.

Commonwealth General Fund appropriations for fiscal year 2015 totaled $29,152.8 million, an increase of $757.7 million or 2.7 percent from fiscal year 2014 levels. The ending unappropriated balance was $83.7 million for fiscal year 2015.

Fiscal Year 2016 Financial Results

GAAP Basis. At June 30, 2016, the General Fund reported a fund balance of $90.1 million, a decrease to fund balance of $183.4 million from the $273.6 million fund balance at June 30, 2015 as expenditures and other uses increased by $3,027.7 million and revenues and other sources increased by $2,004.7 million.

Tax revenues decreased by $300.6 million. Health and human services increased $3,045.5 million and was due primarily to increased expenditures for the Medical Assistance program of the Department of Human Services. Expenditures for education increased $449.2 million and occurred primarily due to ready-to-learn block grants and state contributions for school employee pension costs. Protection of persons and property programs experienced an increase largely due to an increase in the Commonwealth’s employers’ share of retirement contributions. This increase was offset by a decrease in federally funded grant programs administered by the Pennsylvania Emergency Management Agency and the Department of Insurance.

Budgetary Basis. General Fund revenues of the Commonwealth were above the certified estimate by $29.9 million or 0.1 percent during fiscal year 2016. Final Commonwealth General Fund revenues for the fiscal year totaled $30,901.6 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $30,127.2 million. After accounting for a positive fiscal year 2016 beginning balance of $256.6 million, the Commonwealth ended fiscal year 2016 with an unappropriated surplus balance of $2.0 million.

General Fund revenues increased $309.1 million or 1.0 percent during fiscal year 2016 when measured on a year-over-year basis as compared to fiscal year 2015. Tax revenue collections increased $765.5 million or 2.6 percent on a year-over-year basis from fiscal year 2015 to fiscal year 2016 while non-tax revenue collections decreased $456.4 million or down 41.5 percent from fiscal year 2015 to fiscal year 2016. Corporate tax receipts were $20.9 million higher than fiscal year 2015 levels. The year-over-year increase in corporate taxes was 0.4 percent during fiscal year 2016 as corporate net income tax collections increased 1.1 percent and financial institutions tax increased 12.2 percent. Personal income taxes were $398.6 million above fiscal year 2015 actual collection and the year-over-year growth in personal income tax receipts was 3.3 percent. Personal income tax collections attributable to withholding increased by 3.5 percent or $319.3 million during fiscal year 2016 and tax collections from the non-withholding portion of the personal income tax increased 2.6 percent or $79.3 million on a year-over-year basis. Sales and use tax receipts were $302.1 million greater during fiscal year 2016 than during the prior fiscal year, a growth rate of 3.2 percent. Sales tax collections increased during fiscal year 2016 as non-motor vehicle sales tax collections grew 3.4 percent and motor vehicle sales tax receipts increased 1.6 percent during fiscal year 2016. Cigarette tax collections declined 1.7 percent during fiscal year 2016 and inheritance tax collections declined 4.0 percent. Realty transfer tax revenues grew 16.4 percent during fiscal year 2016.

Commonwealth General Fund appropriations for fiscal year 2016 totaled $30,023.8 million, an increase of $974.4 million or 3.3 percent from fiscal year 2015 levels. The ending unappropriated balance was $5.1 million for fiscal year 2016.

Fiscal Year 2017 Financial Results

Budgetary Basis. General Fund revenues of the Commonwealth were below the certified estimate by $1,106.7 million or 3.4 percent during fiscal year 2017. Final Commonwealth General Fund revenues for the fiscal year totaled $31,669 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $31,941.8 million. After accounting for a positive fiscal year 2017 beginning balance of $5.1 million, the Commonwealth ended fiscal year 2017 with a deficit balance of $1,539.3 million.

General Fund revenues increased $767.4 million or 2.5 percent during fiscal year 2017 when measured on a year-over-year basis as compared to fiscal year 2016. Tax revenue collections increased $495.2 million or 1.6 percent on a year-over-year basis from fiscal year 2016 to fiscal year 2017 while non-tax revenue collections increased $272.9 million or 42.4 percent from fiscal year 2016 to fiscal year 2017. Corporate tax receipts were $319.3 million lower than fiscal year 2016 levels. The year-over-year decrease in corporate taxes was 6.2 percent during fiscal year 2017 as corporate net income tax collections decreased 3.2 percent and financial institutions tax decreased 2.3 percent. Personal income taxes were $158.4 million above fiscal year 2016 actual collection and the year-over-year growth in personal income tax receipts was 1.3 percent. Personal income tax collections attributable to withholding increased by 2.4 percent or $223.5 million during fiscal year 2017 and tax collections from the non-withholding portion of the personal income tax decreased 2.1 percent or $65.1 million on a year-over-year basis. Sales and use taxes receipts were $210 million greater during fiscal year 2017 than during the prior fiscal year, a growth rate of 2.1 percent. Sales tax collections increased during fiscal year 2017 as non-motor vehicle sales tax collections grew 2.3 percent and motor vehicle sales tax receipts increased 1.5 percent during fiscal year 2017. Cigarette tax collections increased 38.4 percent during fiscal year 2017 and inheritance tax collections increased 1.6 percent. Realty transfer tax revenues declined 0.8 percent during fiscal year 2017.

Commonwealth General Fund appropriations for fiscal year 2017 totaled $31,941.8 million, an increase of $1,814.6 million or 6.0 percent from fiscal year 2016 levels. The ending unappropriated balance was a deficit of $1,539.3 million for fiscal year 2017.

Fiscal Year 2018 Enacted Budget

The enacted fiscal year 2018 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $31,996.1 million of Commonwealth funds against estimated funds available of $32,037.8 million. Enacted General Fund appropriations represented an increase of $54.3 million, or 0.2 percent on a year-over-year basis, from fiscal year 2017.

As of May 16, 2018, general fund revenues from all sources were estimated to increase approximately $1.6 billion or 5.4 percent on a year-over-year basis during fiscal year 2018. As part of its 2018 budget, the Commonwealth enacted Act 43 of 2017 (a package of tax increases and other provisions) and Act 40 of 2017 (a package of augmentation and fee increases and other fiscal administration improvements) that were expected by the State to both improve the Commonwealth’s fiscal administration and provide significant, recurring revenues to the General Fund.

As of May 16, 2018, corporate taxes were expected to grow in fiscal year 2018. Year-over-year growth of corporate net income tax revenue was expected to be approximately 13.3 percent. This significant increase was partially due to the Nextel court decision. Overall, corporation taxes from all sources were projected to increase in fiscal year 2018 by 6.1 percent. Sales and use tax receipts were estimated to grow 3.4 percent on a year-over-year basis and personal income tax receipts were forecast to grow 5.1 percent during fiscal year 2018.

The Commonwealth also enacted a substantial expansion of its gaming laws pursuant to Act 42 of 2017 signed into law on October 30, 2017 (“Act 42”). Act 42 was expected, as of May 16, 2018, to benefit the General Fund’s fiscal year 2018 revenues primarily through one-time license fees, and the General Fund’s future fiscal year recurring revenues via taxes on newly authorized video game terminals, table games, internet gaming, and fantasy sports.

In addition to enacting recurring revenues, as of May 16, 2018, the Commonwealth was also working to shrink its long-term cost drivers. For example, the Commonwealth enacted Act 5 of 2017 to fundamentally change retirement options for most newly hired state employees beginning January 1, 2019. Act 5 also permits current state employees to make an irrevocable choice to opt-in to one of the three new retirement options between January 1, 2019, and March 31, 2019 that were expected to go into effect on July 1, 2019.

Actual revenues to the General Fund through April 30, 2018 were approximately 0.6 percent above the fiscal year 2018 enacted budget estimate and General Fund collections totaled $29 billion, which is $164.1 million above the enacted budget estimate. Total tax revenue was $47.8 million, or 0.2 percent below the enacted budget estimate while Personal Income tax revenue was $124.0 million, or 1.1 percent above the enacted budget estimate and Sales and Use tax revenue was $21.5 million, or 0.3 percent above the enacted budget estimate.

The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.

MOTOR LICENSE FUND PERFORMANCE

The Pennsylvania Constitution requires all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators’ license fees and other excise taxes imposed on products used in motor transportation to be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for debt service on obligations incurred for these purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes. In contrast, the GAAP basis presentations include all the restricted account revenues and expenditures.

Financial Results for Fiscal Years 2013-2017

GAAP Basis. The fund balance at June 30, 2017, of the Motor License Fund was $1,009.1 million, a $124.4 million or 14.4 percent increase from the June 30, 2016 fund balance. Over the five fiscal years 2013 through 2017, revenues and other sources averaged an annual 7.3 percent increase. Expenditures and other uses during the same period averaged a 6.2 percent annual increase.

Overall, total revenues and other sources increased by $384 million during the fiscal year ended June 30, 2017, a 6 percent increase from the prior fiscal year. Tax revenues increased $279.9 million during fiscal year 2017 primarily due to Act 89. The increase in the liquid fuels tax rate began in the second half of the fiscal year ended June 30, 2017 (January 2017) to the rate of 58.2 cents per gallon for gasoline and 74.7 cents per gallon for diesel fuel. Rates prior to the increase were 50.3 cents per gallon for gasoline and 64 cents per gallon for diesel fuel. Licenses and fees revenues saw an increase of $43 million primarily due to a mid-year option change for vehicle registration fees. Beginning December 31, 2016, motorists were given the option of being able to renew vehicle registrations for two years instead of the standard one-year renewal. The two-year option doubles the amount of a one-year registration fee and does not incorporate a discount. Other assets, which are comprised of several types of receivables, increased $81 million over the prior period. The increase stems from two main sources. The first is a $44 million increase in liquid fuels tax receivables which are directly related to an increase in tax revenues. The other is a $31 million increase in federal funds receivables for highway and safety projects.

Total expenditures and other uses increased by $155.8 million during the fiscal year ended June 30, 2017; representing a 6.2 percent increase from the prior fiscal year. The Capital Outlay expenditure decreased by $205 million. The decrease was due to the increased funding of Act 89 of 2013, and as of May 16, 2018, the Commonwealth continued to strongly invest in infrastructure projects, however the timing of the projects created a decrease in capital outlay expenditures. Transportation expenditures increased by $266 million. Although this was the net result of many factors, a major influence was $184 million in additional debt service resulting from increased bond activity over the prior year. Additionally, there was a $60 million increase in grants and subsidies attributed to payments to municipalities for transportation-related projects and bridge construction.

Fiscal Year 2015 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,611.5 million, an increase of $164.7 million or 6.7 percent over fiscal year 2014 revenues. Receipts from liquid fuels taxes increased by 20.7 percent while license and fee revenue increased by 6.4 percent from the previous year. Other revenue receipts decreased by 62.0 percent over the previous fiscal year. Fiscal year 2015 Motor License Fund appropriations and executive authorizations totaled $2,609.2 million, an increase of 4.6 percent from fiscal year 2014. The Motor License Fund concluded fiscal year 2015 with an unappropriated surplus of $130.3 million, a net increase of 24.4 percent.

Fiscal Year 2016 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,657.5 million, an increase of $46.0 million or 1.8 percent over fiscal year 2015 revenues. Receipts from liquid fuels taxes increased by 6.2 percent while license and fee revenue increased by 1.2 percent from the previous year. Other revenue receipts decreased by 63.7 percent over the previous fiscal year. Fiscal year 2016 Motor License Fund appropriations and executive authorizations totaled $2,766.9 million, an increase of 6.0 percent from fiscal year 2015. The Motor License Fund concluded fiscal year 2016 with an unappropriated surplus of $40.1 million, a net decrease of 69.3 percent.

Fiscal Year 2017 Financial Results

Budgetary Basis. Commonwealth revenues to the Motor License Fund totaled $2,758.5 million, an increase of $101 million or 3.8 percent over fiscal year 2016 revenues. Receipts from liquid fuels taxes increased by 4.4 percent while license and fee revenue increased by 3.9 percent from the previous year. Other revenue receipts decreased by 29.0 percent over the previous fiscal year. Fiscal year 2017 Motor License Fund appropriations and executive authorizations totaled $2,762.1 million, a decrease of 0.2 percent from fiscal year 2016. The Motor License Fund concluded fiscal year 2017 with an unappropriated surplus of $73.1 million, a net increase of 82.4 percent.

Fiscal Year 2018 Enacted Budget

As of May 16, 2018, Commonwealth revenues to the Motor License Fund were budgeted to be $2,896.5 million, an increase of $138 million or 5 percent over fiscal year 2017 revenues. Receipts from liquid fuels tax were budgeted to rise 7.1 percent over the prior year while license and fee revenues were budgeted to decrease by 0.8 percent. Additionally, other revenue receipts were budgeted to increase by 88.2 percent due to the liquidation of some investments. Fiscal year 2018 Motor License Fund appropriations and executive authorizations were budgeted to equal $2,894.9 million, an increase of 4.8 percent from fiscal year 2017 appropriations. The Motor License Fund was budgeted to conclude fiscal year 2018 with an unappropriated balance of $194 million, an increase of $120.9 million over the fiscal year 2017 unappropriated fund balance of $73.1 million.

STATE LOTTERY FUND FINANCIAL RESULTS

The Commonwealth operates a statewide lottery program that consists of various lottery games using computer sales terminals located throughout the State, and instant games using preprinted tickets. The net proceeds of all lottery game sales, less sales commissions and directly paid prizes, are deposited into the State Lottery Fund.

State Lottery Fund receipts support programs to assist elderly and handicapped individuals, primarily through property tax and rent rebate assistance and a pharmaceutical assistance program to recipients who meet specified income limits, and the provision of free mass transit rides during off-peak hours. Certain administrative costs and the payment to the General Fund of the personal income tax due on lottery prizes, which taxes and costs were previously paid from the State Lottery Fund, are now paid by the General Fund, beginning in fiscal year 2000.

Financial Results for Fiscal Years 2013-2017

GAAP Basis. During the fiscal year ended June 30, 2017, the net year over year increase in total revenues and other sources was $149.2 million. This decrease is largely attributed to the prior year’s world-record Powerball jackpot of nearly $1.6 billion which drove sales upward in 2015. In February 2017, the Pennsylvania Lottery created a new category of games called Fast Play, with current year sales revenues totaling $55 million. Cost of sales and services increased $79.1 million. Additionally, customer demand for higher payouts on instant tickets led to an increase in the purchase of higher price point tickets. Increased purchases of higher price point instant tickets increased the overall payout on instant prizes. Implemented in fiscal year 2013, a change in the methodology for calculating the unpaid prize liability resulted in an improved account of expired instant tickets no longer subject to prize payout, thus reducing the liability. The previous prize liability computed using the prior methodology at June 30, 2013 became subject to a reduction to grant and subsidy expenses accrued and reported at June 30, 2014.

Fiscal Year 2015 Financial Results

Budgetary Basis. Fiscal year 2015 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, decreased by 2.4 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2015, were $1,723.2 million, while total appropriations, net of current year lapses, were $1,939.4 million. Additionally, fiscal year 2015 expenditures included a transfer of approximately $309.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $14.8 million, a decrease of 92.7 percent.

Fiscal Year 2016 Financial Results

Budgetary Basis. Fiscal year 2016 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, increased by 10.5 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2016, were $1,903.7, including a temporary $50 million General Fund loan to the Lottery Fund to address cash flow requirements that has since been repaid. Total appropriations, net of current year lapses, were $1,915 million. Additionally, fiscal year 2016 expenditures included a transfer of approximately $184.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve was $26.9 million, an increase of 81.8 percent.

Fiscal Year 2017 Financial Results

Budgetary Basis. Fiscal year 2017 net revenues from lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game, decreased by 10.2 percent. Total funds available, including prior year lapses and net revenues received by the Lottery Fund during fiscal year 2017, were $1,709.2. Total appropriations, net of current year lapses, were $1,852.5 million. Additionally, fiscal year 2017 expenditures included a transfer of approximately $184.1 million in long-term care costs from the Commonwealth’s General Fund to the State Lottery Fund. The fiscal year-end unappropriated balance and reserve had a deficit of $18.2 million, a decrease of 167.6 percent.

Fiscal Year 2018 Enacted Budget

As of May 16, 2018, the enacted fiscal year 2018 budget anticipated a 3.8 percent increase in revenues from all lottery sources, including instant ticket sales and the State’s participation in the multi-state Powerball game. This increase was primarily due to an anticipated $62 million or 1.54% growth in total ticket sales. Act 42 contained extensive revisions to the Commonwealth’s gaming provisions, including the implementation of new I-Lottery, Keno and Virtual Sports lottery products that were expected by the State to increase sales and profits beginning in fiscal year 2018. As of May 16, 2018, State Lottery Funds available including lapses were estimated to be $1,785.9 million in fiscal year 2018, a decrease of $48.4 million. Budgeted Appropriations and Executive Authorizations totaled $1,807 million, which represented a decrease of $45.5 million or a 2.5 percent reduction from fiscal year 2017. The fiscal year-end balance was a deficit budgeted to total $21.1 million, a decrease of $2.9 million from the fiscal year 2017 ending balance. As of May 16, 2018, this and future deficits were expected to be mitigated as Act 42 revenues ramped up and annualized in fiscal year 2019.

LITIGATION

The Commonwealth’s Office of Attorney General and Office of General Counsel have reviewed the status of pending litigation against the Commonwealth, its officers and employees, and have provided the following brief descriptions of certain cases affecting the Commonwealth.

In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals, such as Nextel Communications as detailed below. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 850 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Commonwealth also represents and indemnifies employees who have been sued under Federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

Mountainview Thoroughbred Racing Assn v. PGCB, et al. No. 1 MD 2018 (Pa Cmwlth Ct)

Petitioners brought a declaratory judgement action seeking interpretation of certain provisions of Act 42 of 2017. Act 42 made several changes to the Pennsylvania Race Horse Development and Gaming Act including creating a new category of casino licenses (Category 4) and allowing for the development of up to 10 Category 4 casinos that would offer between 300 and 750 slot machines and up to 30 table games each. The Act created an auction process through which the winner receives the exclusive right to select a Category 4 location. Once the winning bidder selects a location, a 15-mile linear radius buffer zone is reserved for that bidder. A Category 4 casino cannot be located within 25-miles of an existing Category 2 or Category 3 casino (unless they share ownership). Petitioners argued that the physical site of the Category 4 casino must be at the center point of the 15-linear mile radius buffer zone. The PGCB maintained that, per the plain language of the Act, the site of the Category 4 casino could be anywhere within the reserved buffer zone.

As of May 16, 2018, Defendants had filed an Answer to the Petition for Review but there had been no other activity in the case. As of May 16, 2018, five Category 4 locations had been selected through the auction process resulting in approximately $127 million in revenue to the Commonwealth. Two of the auctions were won by Petitioner who then selected Category 4 locations (center point of the buffer zone) in municipalities that had opted out of hosting a Category 4 casino. Applications for a Category 4 casino licenses must be submitted within 6-months of winning the auction and, as of May 16, 2018, it was expected that they would start to be submitted no later than July 2018 and that construction of the new casinos would begin shortly thereafter. As a result, in the opinion of the State as of May 16, 2018, Category 4 casinos could become operational prior to the resolution of the case.

Mountainview Thoroughbred Racing Assn v. PGCB, et al. No. 1:18-CV-0063 (U.S.D.C. M.D. Pa.)

Petitioners brought a constitutional challenge to certain portions of Act 42. Act 42 made several changes to the Pennsylvania Race Horse Development and Gaming Act including creating a new category of casino licenses (Category 4) and allowing for the development of up to 10 Category 4 casinos which would offer between 300 and 750 slot machines and up to 30 table games each. The Act created an auction process through which the winner receives the exclusive right to select a Category 4 location. Once the winning bidder selects a location, a 15-mile linear radius buffer zone is reserved for that bidder. A Category 4 casino cannot be located within 25-miles of an existing Category 2 or Category 3 casino (unless they share ownership). Petitioners argued that their Hollywood Casino was disparately impacted by the new Category 4 scheme. Petitioners argued that, because the 25-mile protective zones surrounding most of the existing casinos overlap, those casinos were afforded greater protection from cannibalization of their revenues from the new Category 4 casinos. As Hollywood Casino was the only casino in Central PA they argued most of the new Category 4 locations selected would be in their geographic area. Petitioners sought a declaration that the Category 4 licensing program is unconstitutional as applied and discriminates against them as a “class of one.” Plaintiffs sought to enjoin Defendants from enforcing or exercising any authority under the Category 4 program.

As of May 16, 2018, five Category 4 locations had been selected through an auction process. Only three of the reserved Category 4 locations were located in Central PA and two of those were reserved by Plaintiff. As of May 16, 2018, the first two rounds of auctions had been completed and the PGCB was considering whether to conduct an additional round of auctions. As of May 16, 2018, Defendants had answered the Complaint and a case management order was entered setting a May 6, 2019, trial. As of May 16, 2018, approximately $127 million in revenue had been raised through the auction process. Applications for Category 4 casino licenses must be submitted within 6-months of winning the auction and, as of May 16, 2018, it was expected that they would start to be submitted no later than July 2018 and that construction of the new casinos would begin shortly thereafter. As a result, in the opinion of the State as of May 16, 2018, Category 4 casinos could be operational prior to the resolution of the case. Once opened, the new casinos were expected to generate significant revenue for the Commonwealth which would be lost if Plaintiffs are successful. As of May 16, 2018, the Defendant had the ability to file a motion arguing that the Complaint was moot once the auction process was complete.

Owner Operator Independent Drivers Association, Inc. et al. v. Pennsylvania Turnpike Commission et al., No. 1:18- cv-00608-SHR (U.S.D.C. M.D. Pa).

On March 15, 2018, several individuals, entities and associations involved in or related to the commercial trucking industry (Plaintiffs) filed a class action lawsuit against the Pennsylvania Turnpike Commission the “Commission” and several state officials in their individual and official capacities. Plaintiffs alleged that Act 44 of 2007, as amended by Act 89 of 2013 (hereinafter, “Act 44/89”), violates the Commerce Clause and the right to travel under the U.S. Constitution because the Commission: improperly imposes Turnpike tolls beyond that which is necessary for the operation and maintenance of the Turnpike; and, improperly expends toll revenues for purposes other than the operation and maintenance of the Turnpike.

Plaintiffs sought several remedies from the Commission including monetary damages including a refund of a portion of certain tolls. They asked the court to issue a preliminary injunction that would: require the Commission to segregate all toll receipts in excess of what may be required for the current operation and maintenance of the Pennsylvania Turnpike System or for the funding of Commission senior revenue bonds issued under an indenture dated March 1, 2001; prohibit the Commission from expending those toll receipts pending a ruling on this action; and, prohibit the Commission from issuing any further subordinate revenue bonds under another indenture dated April 1, 2008, and from incurring of any additional debt for the purpose of making any additional Act 44/89 payments to the Pennsylvania Department of Transportation. Plaintiffs also asked the Court to permanently enjoin the Commission from issuing any further bonds or incurring any additional debt for the purpose of making Act 44/89 payments, and prohibit the Commission from using toll revenues to make payments on outstanding bonds issued to meet Act 44/89 obligations. On April 2, 2018, the Plaintiffs filed a motion for preliminary injunction asking the court to enjoin the Commission, as relevant here, from (1) using any sums derived from Pennsylvania Turnpike toll revenue to satisfy the Commission’s obligations under Act 44/89 for any purpose except operating, maintaining, or improving the Turnpike; (2) using any sums derived from such toll revenue to pay the cost of debt service for any bonds issued by Commission for any purpose other than operating, maintaining, or improving the Turnpike; and (3) issuing or causing to be issued additional bonds or other debt obligations for the purpose of complying with Act 44/89. As of May 16, 2018, the Commission along with all of the Commonwealth defendants were evaluating the Plaintiffs’ lawsuit and the response to their claims, and intended to vigorously defend Act 44/89 and the propriety of its use of the Turnpike toll revenues in court.

Phantom Fireworks Showrooms LLC, et al. v. Tom Wolf, Governor of Pennsylvania, et al., No. 21 MD 2018 (Pa. Cmwlth. Ct.).

On January 22, 2018, the Governor, Secretary of Agriculture, and Secretary of Revenue received service of a lawsuit filed with the Commonwealth Court on January 19, 2018 by fireworks sellers that challenged the constitutionality of Act 43 of 2017 (“Act 43”). Act 43 contains new fireworks licensing, regulation, and sales tax provisions, along with a number of other revisions, additions, and revenue enhancements to the Commonwealth’s Tax Reform Code. One of those additional provisions is the authorization to leverage a portion of the annual payments received by the Commonwealth under the Tobacco Master Settlement Agreement via the issuance of Tobacco Master Settlement Payment Revenue Bonds (Series 2018) by the CFA. Although the fireworks sellers only specifically questioned the fireworks provisions of Act 43 and none of Act 43’s other specific provisions, their lawsuit nonetheless asked the court to declare Act 43 unconstitutional in its entirety and enjoin its enforcement. On March 9, 2018, the Executive Branch parties, Senator Scarnati, and Speaker Turzai all filed preliminary objections to the petitioners’ lawsuit. Also on April 9, 2018, the fireworks sellers filed an application for summary relief. By an order entered on April 18, 2018, the court directed the parties to complete briefing on both the preliminary objections and the application for summary relief by August 10, 2018, with argument on both pleadings to occur in September 2018.

Brouillette, et al. v. Wolf, et al., No. 410 MD 2017 (Pa. Cmwlth. Ct.).

In this matter, Petitioners challenged the Commonwealth’s fiscal year 2017-18 budget. Petitioners claimed that the fiscal year 2017-18 budget violates numerous provisions of the Pennsylvania Constitution. Among other things, Petitioners requested (1) a declaration that Governor Wolf violated the balanced budget provision and asked that he be required to reduce or freeze spending and that the Budget Secretary be enjoined from allocating accounting amounts beyond available revenues; (2) that the General Assembly be required to use the revenue estimate of the Independent Fiscal Office; and (3) that the Governor, Treasurer, and Auditor General be enjoined from authorizing any line of credit or borrowing to enable the continued deficit spending. The Petitioners filed an Amended Petition for Review on November 7, 2017. The Amended Petition tried to add the “Commonwealth of Pennsylvania” as a respondent and continued the suit against Governor Wolf and others named in the Original Petition, but no longer included Secretary Albright as a respondent. The Petitioners sought a declaration that: (1) Governor Wolf, Treasurer Torsella and/or Auditor General DePasquale violated the Pennsylvania Constitution and applicable statutes by authorizing lines of credit (and other borrowing) to fund the FY 2016-2017 deficit and (2) the General Appropriation Bill for FY 2017-2018 violated the Pennsylvania Constitution by appropriating funds in excess of anticipated revenues. The Respondents Governor Wolf and the Commonwealth filed preliminary objections to the amended petition for review, as did Treasurer Torsella and the Senators and Representatives. As of May 16, 2018, oral argument was tentatively scheduled for September 12, 2018.

Pennsylvania Professional Liability Joint Underwriting Association v. Wolf, No. 1:17-CV-2041 (U.S.D.C., M.D. Pa.).

The Pennsylvania Professional Liability Joint Underwriting Association (“JUA”) initiated this action against Governor Wolf on November 7, 2017. The JUA challenged, on various federal constitutional grounds, a provision of Act 44 of 2017 that directed the transfer, by December 1, 2017, of $200,000,000 from the JUA to the state treasurer for deposit into the General Fund or, if the transfer was not made by December 1, 2017, the abolishment of the JUA. The JUA filed a complaint in federal court and requested a preliminary injunction regarding the Act 44 provision, and the General Assembly intervened as a party to the lawsuit. After a hearing on November 14, 2017, the court enjoined the state officials from enforcing the Act 44 provision against the JUA. Answers to the complaint were filed on behalf of Governor Wolf and on behalf of the General Assembly. The parties filed motions for summary judgment, as well as briefs in support thereof and in opposition thereto. On May 17, 2018, the court granted JUA’s motion for summary judgment, and denied the defendants’ motions for summary judgment, ruling that the transfer constituted an impermissible taking of private property. The court declared that Act 44 is, therefore, unconstitutional. As of May 16, 2018, the defendants intended to seek clarification regarding the breadth of the order, particularly whether the Judge intended to declare the Act in its entirety unconstitutional, or just the portion relating to the JUA. As of May 16, 2018, the defendants were in the process of deciding whether to file an appeal.

United States of America v. Com. of Pa., Civil Action (U.S.D.C., M.D. Pa.)

On July 29, 2014, the U.S. Department of Justice (“DOJ”) filed a complaint alleging disparate impact discrimination against the Pennsylvania State Police (“PSP”), based on the female cadet hiring rates. This was based on an investigation undertaken by the DOJ from 2009 – 2014, and occurred after several months of mediation with DOJ on a possible settlement. The DOJ attributed the alleged discrimination to the failure rate of female cadets on the Physical Readiness Test, or “PRT”. In addition to injunctive relief regarding the administration of the test, the DOJ sought back pay with interest for women who failed the PRT, offers of employment, retroactive seniority and other monetary and non-monetary benefits to women who suffered losses or will suffer losses in the future based on the alleged discriminatory practices. Enjoining the administration of the then-current PRT would require the development of a new test. Costs associated with an adverse result were difficult to assess as of May 16, 2018 but, in the opinion of the State, could range in the tens of millions depending upon the scope of any order issued by the Court and the number of women who may have to be compensated for lost salary, seniority and other benefits.

The trial court denied PSP’s Motion for Summary Judgment, and granted plaintiff’s Motion for Partial Summary Judgment. A bench trial before the District Court Judge was scheduled to begin on December 11, 2017 but, as of May 16, 2018, had been continued pending mediation.

Nextel Communications of the Mid-Atlantic, Inc. v. Commonwealth of Pennsylvania (Pennsylvania Supreme Court).

On September 16, 2015, the Commonwealth Court of Pennsylvania held that the Pennsylvania net operating loss deduction (“NOL Deduction”) violated the Uniformity Clause of the Pennsylvania Constitution.

Pennsylvania law allows corporate taxpayers to deduct losses incurred in prior tax years to reduce the taxable income in subsequent years, and this deduction is referred as the NOL Deduction. The NOL Deduction is, however, limited. For example, in the tax year at issue in Nextel, the amount of the NOL Deduction was limited to the greater of: (i) 12.5% of the taxpayer’s taxable income or (ii) $3 million.

Originally, the Court held the $3 million fixed dollar cap, as applied to this taxpayer, violated the Uniformity Clause.

The Court declined to delete the entire NOL Deduction and thus disallow all NOL Deductions (both for this taxpayer and all other taxpayers for this year (2007) and all years thereafter).

The Commonwealth appealed the decision to the Pennsylvania Supreme Court. The Supreme Court issued a decision on October 18, 2017 holding that the net operating loss carryover is unconstitutional as written because of its inclusion of the $3 million flat deduction. But the Supreme Court reversed Commonwealth Court’s order directing the Department of Revenue to issue a refund to Nextel. The Supreme Court severed the $3 million flat deduction from the net operating loss carryover, limiting Nextel to the deduction it had claimed, consisting of 12.5% of taxable income. The effect of this decision was that the Commonwealth was likely to realize additional tax revenues collected from small corporations who previously benefited from the $3 million flat deduction because it was greater than a deduction of 12.5% of taxable income. By being limited to the percentage deduction, these small corporations were expected have lower net loss carryover deductions, and as a result would likely pay more tax.

Nextel filed a writ of certiorari with the United States Supreme Court on May 3, 2018, docketed at No. 17- 1506. The Commonwealth had until June 4, 2018 to file a brief in opposition or waive its response.

RB Alden Corp. v. Commonwealth of PA (Pennsylvania Supreme Court)

This matter raised the same net operating loss deduction (“NOL Deduction”) issue that was raised in Nextel Communications of the Mid-Atlantic, except that the statutory provision in RB Alden limits the deduction to $2 million (rather than $3 million in Nextel), and does not allow for an alternative deduction amount based on a percentage (12.5%) of taxable income. On June 15, 2016, a panel of the Commonwealth Court of Pennsylvania held that, in accordance with its decision in Nextel, the cap on the NOL Deduction was unconstitutional and should be eliminated in its entirety. On Exceptions, the decision was affirmed by the Commonwealth Court sitting en banc. Both decisions were handed down by the Commonwealth Court before the Supreme Court decided in Nextel to sever the $3 million flat deduction, leaving intact the deduction consisting of 12.5% of taxable income.

The Commonwealth appealed to the Pennsylvania Supreme Court. RB Alden filed a cross appeal because Commonwealth Court rejected RB Alden’s argument that the Tax Benefit Rule applied to remove all caps on the NOL Deduction. This Rule provides that recovery of a previously deducted loss is not included in taxable income to the extent that the earlier deduction did not reduce the amount of tax owed in the year the initial deduction was taken. Commonwealth Court determined that the Tax Benefit Rule, operating to remove all caps on the NOL Deduction, is contrary to the statute which expressly limited the NOL Deduction to $2 million. Because each party filed an appeal, the Commonwealth and RB Alden filed opening briefs. As of May 16, 2018, the Commonwealth’s second brief was required to be filed by May 23, 2018 and RB Alden’s second brief was due subsequently.

Muscarella v. Commonwealth of PA (Commonwealth Court).

This class action challenged the Department of Revenue’s application of the Senior Citizen’s Property Tax and Rent Rebate Assistance Act. The department interpreted the law to require a person to live into the next calendar year to be eligible for any rebate from the prior year. Liability against the department was previously established. A tentative settlement in the amount of $20,000,000 was reached, and a fairness hearing on the proposed settlement was held on June 13, 2016. Following the fairness hearing, the Commonwealth Court entered an order confirming the $20,000,000 transfer from the Lottery Fund be made. Claims were permitted to be submitted until February 2017. A portion of the $20,000,000 had been set aside for attorneys’ fees. The $20 million has since been removed from the Lottery Fund and placed in escrow with plaintiff’s counsel. As of May 16, 2018, the class action claims had been filed with plaintiff’s counsel. The claims period has closed as of May 16, 2018, and class counsel was processing the claims. The Commonwealth received back a payment of $8,000,000 but, as of May 16, 2018, claims were still being processed.

Kingdom Vapor & Smoke 4 Less v. Department of Revenue (Pennsylvania Commonwealth Court).

Plaintiffs sought declaratory relief as to whether a certain tax must be paid on certain items sold in the E-Cigarette industry or invalidation of the tax if it is applied to all items. The matter was pending in Commonwealth Court as of May 16, 2018 and, if Petitioners are successful, the case could result in lost revenues (and refunds) that approach $20,000,000. The Court, sitting en banc, heard oral argument on April 11, 2018 and, as of May 16, 2018, a decision was pending.

East Coast Vapor, LLC v. Department of Revenue (Pennsylvania Commonwealth Court).

Petitioners sought declaratory relief as to whether a certain tax must be paid on certain items sold in the E-Cigarette Industry or invalidation of the tax if it is applied to all items. The matter was pending in Commonwealth Court as of May 16, 2018 and, if Petitioners are successful, the case could result in lost revenues (and refunds) that approach $20,000,000. The Court, sitting en banc, heard oral argument on April 11, 2018 and, as of May 16, 2018, a decision was pending.

Munchinski v. Warman, et al (U.S.D.C., W.D. Pa.).

Petitioner alleged due process violations by a now-deceased Pennsylvania State Police (PSP) officer. The claim arose from the alleged failure to disclose exculpatory evidence in a 1986 murder trial and at a Post-Conviction Relief Act proceeding. The former inmate was released after spending 20-plus years in state prison. Dispositive motions were partially successful, leaving the malicious prosecution claim for trial. As of May 16, 2018, the Commonwealth estimated that its exposure exceeded $2,000,000.

Walker v. Department of Corrections, et al (U.S.D.C., W.D. Pa.).

Petitioner made a deliberate indifference claim against Department of Corrections nurses who allegedly failed to properly stabilize his neck after he fell from his bunk and suffered an apparent neck injury while incarcerated. The plaintiff is now a quadriplegic. As of May 16, 2018, fact discovery was closed and trial was set for October 15, 2018. As of May 16, 2018, the Commonwealth estimated that its exposure exceeded $5,000,000.

Williams, et al v. Richards, et al (U.S.D.C., W.D. Pa.).

Petitioners, Pennsylvania Department of Transportation (PennDOT) employees, initiated a collective opt-in action against officials at PennDOT under the Fair Labor Standards Act for wage violations and record keeping violations and allegedly failing to pay compensation and/or overtime for time spent driving PennDOT equipment to and from work sites. As of May 16, 2018, the Commonwealth estimated that its exposure was between $1,600,000 and $4,000,000. The case was filed in April of 2016 and remained in active discovery as of May 16, 2018. In the opinion of the State as of May 16, 2018, the outcome of the case had the potential to change PennDOT’s practices regarding paying for such efforts in the future, which the State believed could result in additional on-going operating expenses exceeding $4,000,000.

William Penn Sch. Dist. v. Commonwealth, (Pa. Commw. Ct.)

The Petitioners (including School Districts, parents, and other interested parties) filed a Petition for Review in the Nature of an Action for Declaratory and Injunctive Relief in Commonwealth Court against, inter alia, The Department of Education, The Governor, and members of the General Assembly, seeking to mandate that the Respondents provide adequate funding that would result in equal opportunity for children throughout the Commonwealth to obtain an adequate education. Petitioners asked the Court to enter permanent injunctions compelling the Respondents to establish, fund, and maintain a thorough and efficient system of public education that provides all students in Pennsylvania with an equal opportunity to obtain an adequate education. This matter was previously dismissed by the Commonwealth Court, which found that it presented a nonjusticiable political question. Petitioners filed an appeal with the Pennsylvania Supreme Court, which reversed the Commonwealth Court and ordered the Commonwealth Court to address Petitioners’ claims. The Executive Branch would not be solely responsible for funding and relief, and Petitioners had not, as of May 16, 2018, articulated an amount that they would consider to be adequate funding. Previous studies, however, indicate that Petitioners may seek education investments that totaling up to $4,000,000,000.

Knight v. PSP (U.S.D.C., W.D. Pa.).

This case involved the fatal shooting of a 50-year-old man by Pennsylvania State Police troopers. Discovery closed November 30, 2016. Given the nature of the litigation, as of May 16, 2018, the Commonwealth estimated that its exposure could exceed $1,000,000.

Barkus v. PSP (U.S.D.C., W.D. Pa.).

This case involves the fatal shooting of a 25-year-old man by Pennsylvania State Police troopers. As fact discovery closed December 7, 2016. Expert discovery closed March 10, 2017. As of May 16, 2018, dispositive motions are pending. Given the nature of the litigation, the Commonwealth’s estimated exposure could exceed $1,000,000.

Kedra v. Schroeter (U.S.D.C., E.D. Pa.).

In this case, the defendant (a Pennsylvania State Police officer) was conducting firearms training for the Pennsylvania State Police. During this training, he unintentionally discharged his weapon and the plaintiff (a 26-year-old trooper) was killed. The Court granted the Commonwealth’s motion to dismiss, and the plaintiff appealed to the Court of Appeals for the Third Circuit. The appeal remained pending as of May 16, 2018, and as of this date, the Commonwealth estimated that its exposure could be between $2,000,000 and $3,000,000.

Hall v. Millersville University (U.S.D.C., E.D. Pa.).

Claims were made against Millersville University and a dorm resident assistant under Title IX and the Due Process Clause (state-created danger theory) in a case where a student at Millersville was found dead in her room. Also sued in the case was the fraternity that hosted a party that evening and individual members of the fraternity. As of May 16, 2018, the State believed that total damages in this case, if recoverable, were likely to exceed $1,000,000.

DeGroat v. Commonwealth of PA (M.D. Pa.).

Petitioner initiated excessive force and state tort claims against the Commonwealth, Pennsylvania State Police, and individuals stemming from a fatal shooting. The deceased was only 23 years old at the time of his death. Local law enforcement officials were also sued. An Amended Complaint was filed. As of May 16, 2018, the Commonwealth was defending the case vigorously. In light of the fact that this case involved a fatality and the age of the deceased, as of May 16, 2018, the State estimated that its exposure could be $1,000,000 or more.

* * * * *

ADDITIONAL CONSIDERATIONS

Pennsylvania municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Pennsylvania state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the “SEC”) on August 22, 2011 (“Post-Effective Amendment No. 175”).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes, in each case effective as of May 15, 2019 and incorporated into the Declaration of Trust, are filed herewith.

(b) The Registrant’s By-Laws as amended and restated as of August 18, 2011 is incorporated herein by reference to Post-Effective Amendment No. 175.

(c) Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d) (1) Management Agreement between the Registrant, on behalf of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2013 (“Post-Effective Amendment No. 240”).

(2) Management Agreement between the Registrant, on behalf of Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(3) Management Agreement between the Registrant, on behalf of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(5) Management Agreement between the Registrant, on behalf of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), and LMPFA dated April 13, 2007, as amended effective August 1, 2012, is incorporated herein by reference to Post-Effective Amendment No. 240.

(6) Management Agreement between the Registrant, on behalf of Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund), and LMPFA dated April 13, 2007, as amended effective May 1, 2013, is incorporated herein by reference to Post-Effective Amendment No. 240.

(7) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA dated April 13, 2007, as amended effective December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2018 (“Post-Effective Amendment No. 338”).

(11) Management Agreement between the Registrant, on behalf of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 133 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 26, 2009.

(12) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), and LMPFA dated April 13, 2007, as amended December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338.

(20) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio), and LMPFA dated April 13, 2007, as amended effective December 1, 2017, is incorporated herein by reference to Post-Effective Amendment No. 338.

(21) Management Agreement between the Registrant, on behalf of Western Asset Short Term Yield Fund, and LMPFA dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 14, 2011 (“Post-Effective Amendment No. 169”).

(22) Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (“WAM”), with respect to Legg Mason Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Partners Adjustable Rate Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(27) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Short Duration High Income Fund (formerly, Western Asset High Income Fund and before that, Legg Mason Western Asset High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New Jersey Municipals Fund (formerly, to Legg Mason Western Asset New Jersey Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(47) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(48) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(49) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Short Term Yield Fund dated June 1, 2011, is incorporated herein by reference to Post-Effective Amendment No. 169.

(51) Letter Amendment to Management Agreement between the Registrant, on behalf of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 137 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(52) Subadvisory Agreement between WAM and WAMCL with respect to Western Asset Short-Term Bond Fund, dated November 6, 2012 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 20, 2012.

(e) (1) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC (“LMIS”), on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Legg Mason Western Asset Global Inflation Management Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short Duration High Income Fund (formerly Western Asset High Income Fund), Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset

Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Western Asset Emerging Markets Debt Fund and Western Asset Short Term Yield Fund dated June 1, 2011, as amended November 5, 2012 is incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2013.

(2) Form of Letter Agreement amending the Distribution Agreement between the Registrant, on behalf of Western Asset Ultra Short Obligations Fund, and LMIS is incorporated herein by reference to Post-Effective Amendment No. 272 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 26, 2014 (“Post-Effective Amendment No. 272”).

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(2) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 338.

(h) (1) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(2) Transfer Agency and Services Agreement with BNY Mellon Investment Servicing (US) Inc. (“BNYM”) dated as of December 19, 2013 is incorporated herein by reference to Post-Effective Amendment No. 271 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 22, 2014 (“Post-Effective Amendment No. 271”).

(3) Schedule A to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 275 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2014 (“Post-Effective Amendment No. 275”).

(4) Co-Transfer Agency and Services Agreement with Boston Financial Data Services Inc. (“BFDS”) dated as of September 1, 2014 is incorporated herein by reference to Post-Effective Amendment No. 271.

(5) Schedule A to Co-Transfer Agency and Services Agreement with BFDS is incorporated herein by reference to Post-Effective Amendment No. 275.

(6) Board Resolutions regarding Expense Limitation Arrangements are incorporated herein by reference to Post-Effective Amendment No. 350 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2018.

(7) Amendment No. 1 to Transfer Agency and Services Agreement with BNYM is incorporated herein by reference to Post-Effective Amendment No. 281 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 19, 2015 (“Post-Effective Amendment No. 281”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Western Asset Global Inflation Management Fund (formerly, Legg Mason Partners Global Inflation Management Fund) and Class FI shares of Western Asset Short Duration Municipal Income Fund (formerly, Legg Mason Western Asset Short Duration Municipal Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008.

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Western Asset Intermediate Maturity California Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity California Municipals Fund), Western Asset Intermediate Maturity New York Municipals Fund (formerly, Legg Mason Western Asset Intermediate Maturity New York Municipals Fund) and Western Asset Massachusetts Municipals Fund (formerly, Legg Mason Western Asset Massachusetts Municipals Fund), is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund) and Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund); and Class R Shares of Western Asset Global High Yield Bond Fund (formerly, Legg Mason Western Asset Global High Yield Bond Fund), Western Asset Mortgage Backed Securities Fund (formerly, Legg Mason Western Asset Mortgage Backed Securities Fund), Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) and Western Asset Short-Term Bond Fund (formerly, Legg Mason Western Asset Short-Term Bond Fund), is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Managed Municipals Fund (formerly, Legg Mason Western Asset Managed Municipals Fund), Western Asset California Municipals Fund (formerly, Legg Mason Western Asset California Municipals Fund) and Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Intermediate-Term Municipals Fund (formerly, Legg Mason Western Asset Intermediate-Term Municipals Fund), Western Asset New Jersey Municipals Fund (formerly, Legg Mason Western Asset New Jersey Municipals Fund), Western Asset New York Municipals Fund (formerly, Legg Mason Western Asset New York Municipals Fund) and Western Asset Pennsylvania Municipals Fund (formerly, Legg Mason Western Asset Pennsylvania Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 11, 2008.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Oregon Municipals Fund (formerly, Legg Mason Western Asset Oregon Municipals Fund) is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008.

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), Class FI shares of Western Asset Municipal High Income Fund (formerly, Legg Mason Western Asset Municipal High Income Fund) and Class R shares of Western Asset High Income Fund (formerly, Legg Mason Western Asset High Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Fund (formerly, Western Asset Emerging Markets Debt Portfolio) is incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 30, 2009.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Western Asset Corporate Bond Fund (formerly, Legg Mason Western Asset Corporate Bond Fund) is incorporated herein by reference to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009.

(13) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Adjustable Rate Income Fund (formerly, Legg Mason Western Asset Adjustable Rate Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 135 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2009.

(14) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Core Bond Fund, Legg Mason Western Asset Core Plus Bond Fund, Western Asset High Income Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 23, 2009.

(15) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Legg Mason Western Asset Global Inflation Management Fund is incorporated herein by reference to Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2010.

(16) Opinion and Consent of Venable LLP as to the legality of Class R1 shares of Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Short-Term Bond Fund and Western Asset Mortgage Backed Securities Fund is incorporated herein by reference to Post-Effective Amendment No. 153 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 27, 2010.

(17) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Short Term Yield Fund, is incorporated herein by reference to Post-Effective Amendment No. 169.

(18) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Western Asset Global High Yield Bond Fund and Western Asset Short-Term Bond Fund, Class IS shares of Western Asset Adjustable Rate Income Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgage Backed Securities Fund, Western Asset Short-Term Bond Fund and Western Asset Income Fund (formerly, Western Asset Global Strategic Income Fund), and Class R and Class R1 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 197 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 30, 2012.

(19) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Emerging Markets Debt Fund, is incorporated herein by reference to Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 29, 2013.

(20) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Short Duration High Income Fund is incorporated herein by reference to Post-Effective Amendment No. 240.

(21) Opinion and Consent of Venable LLP as to the legality of Class FI, Class I and Class IS shares of Western Asset Ultra Short Obligations Fund is incorporated herein by reference to Post-Effective Amendment No. 272.

(22) Opinion and Consent of Venable LLP as to the legality of Class A2 shares of Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 281.

(23) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Intermediate-Term Municipals Fund and Western Asset Managed Municipals is incorporated herein by reference to Post-Effective

Amendment No. 319 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 22, 2017.

(24) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset California Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 326 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 20, 2017.

(25) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund and Western Asset Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 328 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 20, 2017.

(26) Opinion and Consent of Venable LLP as to the legality of Class IS shares of Western Asset Oregon Municipals Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Massachusetts Municipals Fund and Western Asset Short Duration Municipal Income Fund is incorporated herein by reference to Post-Effective Amendment No. 330 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 22, 2017.

(j) Consent of Independent Registered Public Accounting Firm are filed herewith.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Adjustable Rate Income Fund, Western Asset California Municipals Fund, Western Asset Corporate Bond Fund, Western Asset Global High Yield Bond Fund, Western Asset Mortgaged Backed Securities Fund, Western Asset Short Duration High Income Fund, Western Asset Intermediate Maturity California Municipals Fund, Western Asset Intermediate Maturity New York Municipals Fund, Western Asset Intermediate-Term Municipals Fund, Western Asset Managed Municipals Fund, Western Asset Massachusetts Municipals Fund, Western Asset Municipal High Income Fund, Western Asset New Jersey Municipals Fund, Western Asset New York Municipals Fund, Western Asset Oregon Municipals Fund, Western Asset Pennsylvania Municipals Fund, Western Asset Short Duration Municipal Income Fund, Western Asset Short-Term Bond Fund, Western Asset Income Fund (formerly Western Asset Global Strategic Income Fund), Western Asset Emerging Markets Debt Fund, Western Asset Short Term Yield Fund and Western Asset Ultra Short Obligations Fund, dated February 8, 2007, as amended as of November 8, 2016, is incorporated herein by reference to Post-Effective Amendment No. 314 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 17, 2016.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) (1) Power of Attorney dated February 12, 2019 is incorporated herein by reference to Post-Effective Amendment No. 354 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2019.

(2) Power of Attorney dated February 12, 2019 is incorporated herein by reference to Post-Effective Amendment No. 352 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 22, 2019.

(p) (1) Code of Ethics of Legg Mason & Co., LLC dated as of March 10, 2011 (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 175.

(2) Code of Ethics of WAM, WAMCL, Western Singapore and certain supervised affiliates dated November 1, 2013 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2014.

(3) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

(4) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 304 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 22, 2016.

Item 29. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitation expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect with the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Adviser

Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The following table notes the officers and directors of LMPFA, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT LMPFA	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Jane E. Trust	President and Chief Executive Officer	Managing Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Officer and/or Trustee/Director of 151 funds associated with LMPFA or its affiliates	100 International Drive Baltimore, MD 21202

		Director, LM (BVI) Limited	P.O. Box 173, Kingston Chambers Road, Town British Virgin Islands

Jeanne M. Kelly	Senior Vice President	Managing Director, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		President and Chief Executive Officer, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018 (both entities)

		Senior Vice President of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates	100 International Drive Baltimore, MD 21202

Ted P. Becker	Chief Compliance Officer	Director of Global Compliance, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Managing Director of Compliance, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates	100 International Drive Baltimore, MD 21202

Thomas C. Mandia	Secretary	Managing Director and Deputy General Counsel, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Asset Services, LLC and Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018 (both entities)

Assistant Secretary of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates

Amy M. Olmert	Manager	None	100 International Drive Baltimore, MD 21202

Peter H. Nachtwey	Manager	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Director and President, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director and President, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Former Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Manager, Legg Mason ClearBridge Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue New York, NY 10018

		Manager, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

		Director, Western Asset Management Company, LLC	385 E. Colorado Blvd. Pasadena, CA 91101

		Director and President, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Former Director, QS Legg Mason Global Asset Allocation, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Director and President, LM BAM, Inc.	46 Public Square, Suite 700 Wilkes Barre, PA 18701

Director and President, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna	Senator Building 12 Bielanska str. 00-085 Warsaw, Poland

Director, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Manager, Royce & Associates, LLC	745 Fifth Avenue New York, NY 10019

Director and President, Gray Seifert & Company, LLC	100 International Drive Baltimore, MD 21202

Director, LM Asset Services, LLC	620 Eighth Avenue New York, NY 10018

Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Subadvisers

Subadviser—Western Asset Management Company, LLC (“WAM”)

Western Asset Management Company, LLC is an investment adviser registered with the SEC under the Advisers Act. The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WAM	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
James W. Hirschmann III	Director, Chief Executive Officer and President	Director, Western Asset Mortgage Capital Corporation	385 Colorado Blvd. Pasadena. CA 91101

John D. Kenney	Non-Employee Director	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, EnTrustPermal Partners Holdings LLC	375 Park Avenue, 24th Floor New York, NY 10152

		Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Thomas C. Merchant	Non-Employee Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Non-Executive Director, Western Asset Management Company Limited	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom

Jennifer W. Murphy	Director and Chief Operating Officer	None

Peter H. Nachtwey	Non-Employee Director	Senior Executive Vice President and Chief Financial Officer, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director and President, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Partners Fund Advisor, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Director and President, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director and President, BMML, Inc.	100 International Drive Baltimore, MD 21202

Former Director, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

Former Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Manager, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Fund Asset Management, Inc.	620 Eighth Avenue, 48th Floor New York, NY 10018

Manager, ClearBridge, LLC	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

Former Director, Legg Mason Investment Counsel, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

Director, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

Director and President, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

Director and President, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

Director and President, LM BAM, Inc.	46 Public Square, Suite 700 Wilkes Barre, PA 18701

Director and President, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

Director, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

		Director and President, Gray Seifert & Company, LLC	100 International Drive Baltimore, MD 21202

		Director, LM Asset Services, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Vice President and Treasurer, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

Bruce D. Alberts	Chief Financial Officer	None

Marzo Bernardi	Director of Global Client Services and Marketing

Dennis McNamara	Director of Global Portfolio Operations	None

Charles A. Ruys de Perez	Secretary and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd	5-1 Marunochi, 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd	1 George Street #23-01, Singapore 049145

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Kevin Ehrlich	Chief Compliance Officer	None

Subadviser—Western Asset Management Company Limited (“WAMCL”)

Western Asset Management Company Limited was incorporated under the laws of the United Kingdom as a corporation. WAMCL is a wholly-owned subsidiary of Legg Mason. WAMCL is registered as an investment adviser under the Advisers Act. The following table notes the officers and directors of WAMCL, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION AT WAMCL	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Michael B. Zelouf	Director and Senior Executive Officer	Director, Western Asset Management (UK) Holdings Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

Charles A. Ruys de Perez	Director and General Counsel	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd	5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-01, Singapore 049145

		Secretary and General Counsel, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Thomas C. Merchant	Non-Executive Director	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Brandywine Global Investment Management, LLC	2929 Arch Street, 8th Floor Philadelphia, PA 19104

		Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Non-Employee Director, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Jelena Petrovic	Chief Compliance Officer	None

Ann Duong	Finance Officer	None

Subadviser—Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Asset Management Company Pte. Ltd. was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN SINGAPORE	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Henry P. Hamrock	Chief Executive Officer	None

Alvin Lee Lip Sin	Executive Director and Chief Compliance Officer	None

Charles A. Ruys de Perez	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

		Secretary and General Counsel, Western Asset Management Company, LLC	385 E. Colorado Boulevard Pasadena, California, 91101

Laura A. Boydston	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Ltd.	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan

Shirlean Thor Hui Kwoon	Finance Manager	None

Subadviser—Western Asset Management Company Ltd (“Western Japan”)

Western Japan was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. The following table notes the officers and directors of Western Japan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT WESTERN JAPAN	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Naoya Orime	Representative Director and Head of Tokyo Operations	None

Charles A. Ruys de Perez	Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Pty Ltd	Level 48, Collins Street, GPO Box 507, Melbourne, VIC 3000, Australia

		Director, Western Asset Management Company Limited	10 Exchange Square,10th Floor, Primrose Street, London EC2A 2EN United Kingdom

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-01, Singapore 049145

		Secretary, General Counsel and Head of Legal & Compliance, Western Asset Management Company, LLC	385 E. Colorado Boulevard, Pasadena, California, 91101

Takashi Komatsu	Director, Head of Legal and Compliance and Chief Compliance Officer	None

Laura A. Boydston	Non-Executive Director	Director, Western Asset Holdings (Australia) Pty Ltd	Level 48, 120 Collins Street, Melbourne Victoria 3000 Australia

		Director, Western Asset Management Company Pte. Ltd.	1 George Street #23-02, Singapore 049145

Yasuaki Sudo	Finance Officer	None

Maki Yoshida	Operation Officer	None

Item 32. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity

Trust, Legg Mason ETF Investment Trust, Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Global Asset Management Trust and Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER – LMIS	POSITIONS AND OFFICES WITH REGISTRANT
Frances Cashman	Managing Director/Manager	None

Kenneth Cieprisz 620 Eighth Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Jacqueline D. Diehm	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Vicki Schmelzer	Secretary	None

Susan Kerr 620 Eighth Avenue, 49th Floor New York, NY 10018	Anti-Money Laundering Compliance Officer	None

*	All Addresses are 100 International Drive, Baltimore, MD 21202, unless otherwise indicated.

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Trust

620 Eighth Avenue, 49th Floor

New York, NY 10018

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Custodian:

(4) The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agents:

(5) The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

With respect to the Registrant’s Distributor:

(6) Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 25th day of July, 2019.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Western Asset Intermediate-Term Municipals Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Pennsylvania Municipals Fund

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 25, 2019.

Signature	Title

/s/ Jane Trust	President, Chief Executive Officer and Trustee
Jane Trust

/s/ Richard F. Sennett	Principal Financial Officer
Richard F. Sennett

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ Jane Trust
Jane Trust

*	Attorney-in-Fact, pursuant to Power of Attorney.

EXHIBIT INDEX

(a)(2)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant and Amended and Restated Designation of Classes.

(j)	Consent of Independent Registered Public Accounting Firm